UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a party other than the Registrant ☐
Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under Rule 14a-12

ATLAS AIR WORLDWIDE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
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No fee required

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Atlas Air Worldwide Holdings, Inc.
2000 Westchester Avenue
Purchase, NY 10577
October 19, 2022
To our Stockholders:
You are cordially invited to attend a special meeting of stockholders of Atlas Air Worldwide Holdings, Inc., a Delaware corporation (the “Company”, “we”, “us” and “our”), on November 29, 2022, at 10:00 a.m., Eastern Time (unless the special meeting is adjourned or postponed), in a virtual-only meeting format. The Company’s stockholders will be able to virtually attend and vote at the special meeting by visiting http://meetnow.global/MFRXD6X. For purposes of attendance at the special meeting, all references in the enclosed proxy statement to “present” shall mean virtually present at the special meeting.
On August 4, 2022, the Company entered into an Agreement and Plan of Merger (the “merger agreement”) with Rand Parent, LLC, a Delaware limited liability company (“Parent”), and Rand Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“MergerCo”), providing for, subject to the satisfaction or (to the extent permitted by law) waiver of specified conditions, the acquisition of the Company by Parent at a price of $102.50, without interest, per share of common stock, par value $0.01 per share (“common stock”), of the Company issued and outstanding. Subject to the terms and conditions of the merger agreement, MergerCo will be merged with and into the Company (the “merger”), with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “surviving corporation”). If the merger is consummated, you will be entitled to receive $102.50 in cash, without interest and less any applicable withholding taxes, in exchange for each share of common stock you own at the effective time of the merger (unless you have properly and validly exercised and do not withdraw your appraisal rights under Section 262 of the General Corporation Law of the State of Delaware).
The proxy statement accompanying this letter provides you with more specific information concerning the special meeting, the merger agreement, the merger and the other transactions contemplated by the merger agreement. We encourage you to carefully read the accompanying proxy statement and the copy of the merger agreement attached as Annex A thereto, as they contain important information about, among other things, the merger and how it affects you.
The board of directors of the Company (the “Board”) has reviewed and considered the terms and conditions of the merger agreement, the merger and the other transactions contemplated by the merger agreement. The Board unanimously (i) determined and declared that it is advisable and fair to, and in the best interests of, the Company and the Company’s stockholders, that the Company enter into the merger agreement and consummate the transactions contemplated by the merger agreement, (ii) approved and declared the advisability of the merger agreement and the consummation of the transactions contemplated by the merger agreement, including the merger, (iii) recommended that the Company’s stockholders entitled to vote adopt the merger agreement and (iv) directed that the merger agreement be submitted to the Company’s stockholders entitled to vote for adoption.
At the special meeting, you will be asked to consider and vote on (i) a proposal to adopt the merger agreement (the “merger agreement proposal”), (ii) a proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to the named executive officers of the Company in connection with the consummation of the merger (the “advisory compensation proposal”) and (iii) a proposal to approve any adjournment of the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to adopt the merger agreement (the “adjournment proposal”). The Board recommends you vote “FOR” the merger agreement proposal, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal.
Your vote is important. We cannot complete the merger unless the merger agreement proposal is approved by the affirmative vote (in person or by proxy) of the holders of a majority of outstanding shares of Company common stock entitled to vote thereon at the special meeting. Whether or not you plan to attend the virtual special meeting, we want to make sure your shares are represented at the meeting. Please follow the voting instructions provided on the enclosed proxy card to submit your vote.
After reading the accompanying proxy statement, please authorize a proxy to vote your shares of common stock by completing, dating, signing and returning your proxy card or vote your shares by attending and voting at the virtual special meeting. Instructions regarding the methods of authorizing your proxy are detailed in the section of the accompanying proxy statement entitled “The Special Meeting — Voting Procedures”. If you attend the special meeting and vote thereat, your vote will revoke any proxy that you have previously submitted. If you hold common stock through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your common stock. Your bank, broker or other nominee cannot vote on any of the proposals, including the merger agreement proposal, without your instructions. If you have any questions or need assistance voting, please contact our proxy solicitor:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Shareholders may call toll-free: (800) 662-5200
Banks and brokers may call: (203) 658-9400
Email: AAWW@investor.morrowsodali.com
On behalf of the Board, thank you for your continued support.
By Order of the Board of Directors
Sincerely,
General (Ret.) Duncan J. McNabb
Chairman of the Board of Directors
October 19, 2022
The merger has not been approved or disapproved by the Securities and Exchange Commission or any state securities commission. Neither the Securities and Exchange Commission nor any state securities commission has passed upon the merits or fairness of the merger or upon the adequacy or accuracy of the information contained in this document or the accompanying proxy statement. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated October 19, 2022 and, together with the enclosed form of proxy card, is first being mailed to the Company’s stockholders on or about October 19, 2022.

Atlas Air Worldwide Holdings, Inc.
2000 Westchester Avenue
Purchase, NY 10577
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 29, 2022
Notice is hereby given that a special meeting of stockholders of Atlas Air Worldwide Holdings, Inc., a Delaware corporation (the “Company”, “we”, “us” and “our”), to be held on November 29, 2022, at 10:00 a.m. Eastern Time (unless the special meeting is adjourned or postponed), in a virtual-only meeting format. The Company’s stockholders will be able to virtually attend and vote at the special meeting by visiting http://meetnow.global/MFRXD6X. For purposes of attendance at the special meeting, all references in the enclosed proxy statement to “present” shall mean virtually present at the special meeting. The special meeting is being held for the purpose of acting on the following matters:
Items of Business:
1.
To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of August 4, 2022 (the “merger agreement”), by and among the Company, Rand Parent, LLC, a Delaware limited liability company (“Parent”), and Rand Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“MergerCo”), pursuant to which and subject to the terms and conditions thereof, MergerCo will be merged with and into the Company (the “merger”), with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “surviving corporation”). We refer to this proposal as the “merger agreement proposal”.

2.
To consider and vote on a proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to our named executive officers in connection with the consummation of the merger, which proposal we refer to as the “advisory compensation proposal”.

3.
To consider and vote on a proposal to approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are insufficient votes at the special meeting to adopt the merger agreement, which proposal we refer to as the “adjournment proposal”.

Record Date:	Only the Company’s stockholders of record at the close of business on October 18, 2022 — the record date for the special meeting — will be entitled to notice of, and to vote at, the special meeting and any postponement or adjournment thereof.

General:
The merger agreement proposal must be approved by the affirmative vote (in person or by proxy) of the holders of a majority of outstanding shares of Company common stock entitled to vote thereon. Assuming a quorum is present, if you fail to authorize a proxy to vote your shares of common stock or vote at the virtual special meeting, fail to instruct your bank, broker or other nominee on how to vote, or abstain from the merger agreement proposal, it will have the same effect as a vote against the merger agreement proposal. Accordingly, your vote is very important regardless of the number of shares of common stock that you own. Whether or not you plan to attend the virtual special meeting, we request that you vote your shares of common stock. If you attend the virtual special meeting and you are a Company stockholder of record at the close of business on the record date, you may continue to have your shares of common stock voted as instructed in your proxy, or you may withdraw your proxy and vote your shares of common stock at the virtual special meeting.
If you fail to authorize a proxy to vote your shares or to vote at the virtual special meeting, or fail to instruct your broker, bank or other nominee on how to vote, the effect will be that the shares of common stock that you own will not be counted for purposes of determining whether a quorum is present at the virtual special meeting and will have the same effect as a vote “AGAINST” the merger agreement proposal.

The approval of the advisory compensation proposal and the adjournment proposal each requires the affirmative vote (in person or by proxy) of a majority of the votes cast on the proposal. Assuming a quorum is present, if you fail to authorize a proxy to vote your shares or vote at the virtual special meeting, or fail to instruct your bank, broker or other nominee on how to vote, it will have no effect on the outcome of these proposals. Abstentions will not be considered votes cast and therefore will have no effect on the outcome of the advisory compensation proposal or the adjournment proposal.
If a quorum is not present or represented at the special meeting of the stockholders, the Chairman of the board of directors of the Company (the “Board”) or the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the special meeting.

For Company stockholders of record, any proxy may be revoked at any time prior to its exercise by delivery of a properly executed, later-dated proxy card, by submitting a written revocation of your proxy to our Corporate Secretary, or by voting at the virtual special meeting. For Company stockholders that hold their shares in “street name”, any proxy may be revoked through such stockholder’s broker, bank or other nominee and in accordance with its procedures or by voting at the virtual special meeting. Attendance at the virtual special meeting alone will not be sufficient to revoke a previously authorized proxy.
For more information concerning the virtual special meeting, the merger agreement, the merger and the other transactions contemplated by the merger agreement, please review the accompanying proxy statement and the copy of the merger agreement attached as Annex A thereto.
The Board has reviewed and considered the terms and conditions of the merger agreement, the merger and the other transactions contemplated by the merger agreement. The Board unanimously (i) determined and declared that it is advisable and fair to, and in the best interests of, the Company and the Company’s stockholders, that the Company enter into the merger agreement and consummate the transactions contemplated by the merger agreement, (ii) approved and declared the advisability of the merger agreement and the consummation of the transactions contemplated by the merger agreement, including the merger, (iii) recommended that the Company’s stockholders entitled to vote adopt the merger agreement and (iv) directed that the merger agreement be submitted to the Company’s stockholders entitled to vote for adoption.
Accordingly, the Board recommends a vote “FOR” the merger agreement proposal, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal.
Whether or not you plan to attend the virtual special meeting, we want to make sure your shares are represented at the meeting. You may cast your vote by authorizing your proxy in advance of the virtual special meeting by mail. Please sign, date and return, as promptly as possible, the enclosed proxy card in the reply envelope provided. If you attend the special meeting and vote thereat, your vote will revoke any proxy that you have previously submitted. If you hold your shares in “street name”, you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. Your bank, broker or other nominee cannot vote on any of the proposals, including the merger agreement proposal, without your instructions. If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as a vote “FOR” the merger agreement proposal, “FOR” the compensation proposal and “FOR” the adjournment proposal.
By Order of the Board of Directors
Sincerely,
ADAM R. KOKAS
Executive Vice President, General Counsel and Secretary
Dated: October 19, 2022

Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

Annex A Agreement and Plan of Merger, dated as of August 4, 2022, by and among Rand Parent, LLC, Rand Merger Sub, Inc. and Atlas Air Worldwide Holdings, Inc.	A-1
Annex B Opinion of Morgan Stanley & Co. LLC, dated August 3, 2022	B-1
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

PROXY STATEMENT
ATLAS AIR WORLDWIDE HOLDINGS, INC.
2000 Westchester Avenue
Purchase, NY 10577
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 29, 2022
PROXY STATEMENT
This proxy statement contains information relating to a special meeting of stockholders of Atlas Air Worldwide Holdings, Inc., a Delaware corporation (the “Company”, “we”, “us” or “our”). All references to “Parent” refer to Rand Parent, LLC, a Delaware limited liability company; all references to “MergerCo” refer to Rand Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent; all references to “Apollo” refer to certain affiliates of Apollo Global Management, Inc.; all references to the “Apollo Funds” refer collectively to certain funds managed by affiliates of Apollo; all references to “JFLCO” refer to J.F. Lehman & Company, LLC; all references to the “JFLCO Funds” refer collectively to certain investment affiliates of JFLCO through which JFLCO carries out certain of its investment activities; all references to “Hill City” refer to Hill City Capital LP; and all references to the “Hill City Fund” refer to a certain investment affiliate of Hill City through which Hill City carries out certain of its investment activities. The Apollo Funds, the JFLCO Funds and the Hill City Fund are, collectively, referred to as the “Consortium Funds”. In addition, throughout this proxy statement we refer to the Agreement and Plan of Merger, dated as of August 4, 2022, by and among Parent, MergerCo and the Company as the “merger agreement”.
The special meeting will be held on November 29, 2022, at 10:00 a.m., Eastern Time (unless the special meeting is postponed or adjourned), in a virtual-only meeting format. The Company’s stockholders will be able to virtually attend and vote at the special meeting by visiting http://meetnow.global/MFRXD6X. We are furnishing this proxy statement to holders (“Company stockholders”) of common stock, par value $0.01 per share, of the Company (“Company common stock”) as part of the solicitation of proxies by the Company’s board of directors (the “Board”), for exercise at the special meeting and at any postponements or adjournments thereof. This proxy statement is dated October 19, 2022 and is first being mailed to Company stockholders on or about October 19, 2022.
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	1

SUMMARY
SUMMARY
This summary highlights selected information in this proxy statement and may not contain all of the information about the merger agreement, the merger or the other transactions contemplated by the merger agreement that is important to you. We have included page references in parentheses to direct you to more complete descriptions of the topics presented in this summary. You should carefully read this proxy statement in its entirety, including the annexes hereto and the other documents to which we have referred you, for a more complete understanding of the matters being considered at the special meeting, including, without limitation, the merger agreement attached as Annex A to this proxy statement. You may obtain, without charge, copies of documents incorporated by reference into this proxy statement by following the instructions under the section of this proxy statement entitled “Where You Can Find Additional Information” beginning on page 129.
The Parties
(page 30)

Atlas Air Worldwide Holdings, Inc.
The Company is a holding company with a wholly-owned operating subsidiary, Atlas Air, Inc. It also has a 51% economic interest and 75% voting interest in Polar Air Cargo Worldwide, Inc. In addition, the Company is the parent company of several wholly-owned subsidiaries related to the Company’s dry leasing services, collectively referred to as “Titan”.
The Company, together with its consolidated subsidiaries, is a leading global provider of outsourced aircraft and aviation operating services. The Company and its consolidated subsidiaries operate the world’s largest fleet of Boeing 747 freighters and provide customers a broad array of Boeing 747, 777, 767 and 737 aircraft for domestic, regional and international cargo and passenger operations. The Company and its consolidated subsidiaries also provide unique value to customers by giving them access to highly reliable new production freighter aircraft that deliver the lowest unit cost in the marketplace combined with outsourced aircraft operating services that the Company believes lead the industry in terms of quality and global scale. Customers of the Company and its consolidated subsidiaries include express delivery providers, e-commerce retailers, the U.S. Military Air Mobility Command (“AMC”), charter brokers, freight forwarders, direct shippers, airlines, manufacturers, sports teams and fans, and private charter customers. The Company and its consolidated subsidiaries provide global services with operations in Africa, Asia, Australia, Europe, the Middle East, North America and South America.
The Company was incorporated in Delaware in 2000. The Company’s principal executive offices are located at 2000 Westchester Avenue, Purchase, New York 10577, and its telephone number is (914) 701-8000. Shares of Company common stock are listed on the NASDAQ Global Select Market (“NASDAQ”) under the trading symbol “AAWW”.
Parent
Parent is a Delaware limited liability company that was formed by the Consortium Funds solely for the purpose of entering into the merger agreement and related agreements and consummating the transactions contemplated thereby. Parent has not conducted any business operations other than in
2	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

SUMMARY
connection with its formation and the transactions contemplated by the merger agreement (collectively, the “transactions”) and related agreements. Upon the consummation of the transactions contemplated by the merger agreement and related agreements, the Company will be a wholly-owned subsidiary of Parent.
The principal executive offices of Parent are c/o Apollo Management Holdings, L.P., 9 West 57th Street, 43rd Floor, New York, New York 10019 with a telephone number of (212) 515-3200.
MergerCo
MergerCo is a Delaware corporation and a wholly-owned subsidiary of Parent that was formed solely for the purpose of entering into the merger agreement and related agreements and consummating the transactions contemplated thereby. MergerCo has not conducted any business operations other than in connection with its formation and the transactions contemplated by the merger agreement and related agreements. Upon the consummation of the merger, MergerCo will merge with and into the Company, and MergerCo will cease to exist.
The principal executive offices of MergerCo are c/o Apollo Management Holdings, L.P., 9 West 57th Street, 43rd Floor, New York, New York 10019 with a telephone number of (212) 515-3200.
The Special Meeting
(page 32)

The special meeting of Company stockholders will be held on November 29, 2022, at 10:00 a.m. Eastern Time, in a virtual-only meeting format. To access the virtual special meeting, you should visit http://meetnow.global/MFRXD6X. You will be required to enter a control number, included on your proxy card, voting instruction form or as you may otherwise receive, which will allow you to participate in the virtual meeting and vote your shares of common stock if you are a Company stockholder as of the record date. Please see the section of this proxy statement entitled “The Special Meeting” for additional information on the special meeting, including how to vote your shares of common stock.
Record Date and Stockholders Entitled to Vote; Vote Required to Approve Each Proposal
(page 33 and page 34)

Only the Company’s stockholders of record at the close of business on October 18, 2022, the record date for the special meeting, will be entitled to notice of, and to vote at, the special meeting and any postponement or adjournment thereof. As of the close of business on the record date, there were 28,383,523 shares of common stock outstanding and entitled to vote. Each Company stockholder is entitled to one vote per share of common stock held by such stockholder on the record date on each of the proposals presented in this proxy statement.
The approval of the proposal of the Company’s stockholders to adopt the merger agreement (the “merger agreement proposal”) requires the affirmative vote (in person or by proxy) of the holders of a
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	3

SUMMARY
majority of outstanding shares of Company common stock entitled to vote thereon (the “Company stockholder approval”). Under Delaware law and the merger agreement, the receipt of such required vote is a condition to the consummation of the merger. The approval of the proposal to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to our named executive officers in connection with the consummation of the merger (the “advisory compensation proposal”) requires the affirmative vote (in person or by proxy) of a majority of the votes cast on such proposal at the special meeting. The approval of the proposal to approve any adjournment of the special meeting, if necessary or appropriate, for the purpose of soliciting additional proxies if there are insufficient votes at the special meeting to adopt the merger agreement (the “adjournment proposal”) requires the affirmative vote of a majority of the votes cast on such proposal at the special meeting (whether or not a quorum is present). Approval of the advisory compensation proposal and the adjournment proposal is not a condition to the consummation of the merger. Note that you may vote to approve the merger agreement proposal and vote not to approve the advisory compensation proposal or adjournment proposal and vice versa.
Voting by Company Directors, Executive Officers and Principal Securityholders
(page 37)

As of October 18, 2022, the directors and executive officers of the Company beneficially owned in the aggregate 325,199 shares of Company common stock, or approximately 1.1% of the outstanding shares of Company common stock as of October 18, 2022. Although none of the directors or executive officers is obligated to vote to approve the merger agreement proposal, we currently expect that each of these individuals will vote all of his or her shares “FOR” each of the proposals to be presented at the special meeting.
The Merger; Certain Effects of the Merger; Consideration To Be Received in the Merger
(page 43, page 74 and page 96)

On August 4, 2022, the Company entered into the merger agreement with Parent and MergerCo, providing for, subject to the satisfaction or (to the extent permitted by law) waiver of specified conditions, the acquisition of the Company by Parent at a price of $102.50, without interest, per share of Company common stock issued and outstanding (the “merger consideration”). Subject to the terms and conditions of the merger agreement, MergerCo will be merged with and into the Company (the “merger”), with the Company surviving the merger as a wholly-owned subsidiary of Parent (the “surviving corporation”). A copy of the merger agreement is included as Annex A to this proxy statement.
If the merger is consummated, each share of Company common stock issued and outstanding immediately prior to the time the merger is consummated (the “effective time”) will be converted automatically into, and will thereafter represent only, the right to receive $102.50 in cash, without interest and less any applicable withholding taxes, other than shares of Company common stock that are (i) owned by the Company as treasury shares immediately prior to the effective time or held by Parent or MergerCo, which will be canceled and will cease to exist and no consideration will be delivered in exchange therefor (such shares, the “excluded shares”) and (ii) owned by the Company’s stockholders
4	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

SUMMARY
who have validly exercised their statutory rights of appraisal under Section 262 (“Section 262”) of the Delaware General Corporation Law (the “DGCL”) (such shares of the Company’s stockholders, the “appraisal shares”).
If the merger is consummated, Parent and the Company will cooperate and use their respective reasonable best efforts to cause the Company common stock to be delisted from NASDAQ and deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as promptly as practicable following the effective time, and, accordingly, the common stock will no longer be publicly traded.
Background of the Merger
(page 43)

A description of the process we undertook that led to the proposed merger, including our discussions with the representatives of the Consortium (as defined in “The Merger — Background of the Merger”), is included in this proxy statement under “The Merger — Background of the Merger”.
Recommendation of the Board
(page 55)

The Board has reviewed and considered the terms and conditions of the merger agreement, the merger and the other transactions contemplated by the merger agreement. The Board unanimously (i) determined and declared that it is advisable and fair to, and in the best interests of, the Company and Company stockholders, that the Company enter into the merger agreement and consummate the transactions, (ii) approved and declared the advisability of the merger agreement and the consummation of the transactions, including the merger, (iii) recommended that the Company stockholders entitled to vote adopt the merger agreement and (iv) directed that the merger agreement be submitted to the Company’s stockholders entitled to vote for adoption. Accordingly, the Board recommends a vote “FOR” the merger agreement proposal, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal. For a discussion of the factors that the Board considered in determining to recommend the approval of the merger agreement proposal, please see the section of this proxy statement entitled “The Merger — Reasons for the Merger” beginning on page 55.
Prior to the adoption of the merger agreement by the Company’s stockholders, under certain circumstances, and in compliance with certain obligations contained in the merger agreement, the Board may effect an adverse recommendation change (as defined in the section of this proxy statement entitled “The Merger Agreement — No Solicitation; Change in Board Recommendation”), including by withdrawing or withholding the foregoing recommendation, under certain circumstances in response to an intervening event (as defined in the section of this proxy statement entitled “The Merger Agreement — No Solicitation; Change in Board Recommendation”) or in connection with a superior proposal (as defined in the section of this proxy statement entitled “The Merger Agreement — No Solicitation; Change in Board Recommendation”), if the Board complies with certain procedures in the merger agreement.
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	5

SUMMARY
Opinion of the Company’s Financial Advisor
(page 66)

Morgan Stanley & Co. LLC (“Morgan Stanley”) was retained by the Company to act as its financial advisor and to render a financial opinion in connection with a potential sale of the Company. The Company selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s experience in transactions similar to the merger, qualifications, expertise and reputation and its knowledge of the Company and its business and the industries in which the Company conducts its business. As part of this engagement, the Board requested that Morgan Stanley evaluate the fairness, from a financial point of view, of the merger consideration to be received by the holders of shares of Company common stock (other than the excluded shares and appraisal shares) pursuant to the merger agreement. On August 3, 2022, Morgan Stanley rendered its oral opinion to the Board, which was subsequently confirmed by delivery of a written opinion, dated August 3, 2022, to the effect that, as of the date of such opinion, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in Morgan Stanley’s written opinion, the merger consideration to be received by the holders of shares of the Company common stock (other than the excluded shares and appraisal shares) pursuant to the merger agreement was fair from a financial point of view to such holders of shares of the Company common stock, as set forth in such opinion as more fully described in the section of this proxy statement entitled “The Merger — Opinion of the Company’s Financial Advisor”.
The full text of Morgan Stanley’s written opinion to the Board, dated August 3, 2022, is attached as Annex B to this proxy statement and is incorporated by reference into this proxy statement in its entirety. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. The Company stockholders are urged to, and should, read the opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Board, in its capacity as such, and addressed only the fairness, from a financial point of view, as of the date of the opinion, of the merger consideration to be received by the holders of shares of the Company common stock (other than the excluded shares and appraisal shares) pursuant to the merger agreement. Morgan Stanley’s opinion did not address any other term or aspect of the merger agreement or the transactions or any term or aspect of any other agreement or instrument contemplated by the merger agreement entered into or amended in connection therewith and does not address the relative merits of the merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. It was not intended to, and does not, constitute an opinion or recommendation as to how the holders of Company common stock should vote at the special meeting. The summary of Morgan Stanley’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Morgan Stanley’s opinion.
Effects on the Company if the Merger Is Not Consummated
(page 75)

In the event that the Company stockholder approval is not obtained or if the merger is not consummated for any other reason, the Company’s stockholders will not receive any payment for their shares of Company common stock in connection with the merger. Instead, the Company will remain an
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SUMMARY
independent public company, the Company common stock will continue to be listed and traded on NASDAQ, the Company common stock will continue to be registered under the Exchange Act and the Company’s stockholders will continue to own their shares of Company common stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of the Company common stock.
Under certain circumstances, if the merger is not consummated, the Company may be obligated to pay to Parent a $97.5 million termination fee (the “Company termination fee”) and, under certain other specified circumstances, Parent may be required to pay the Company a termination fee of $227.4 million (the “Parent termination fee”). Please see the section of this proxy statement entitled “The Merger Agreement — Termination Fees” beginning on page 120.
Financing of the Merger
(page 76)

The consummation of the merger is not conditioned on Parent’s receipt of any financing. Parent plans to fund the merger consideration with committed equity financing and debt financing, as described below.
The Apollo Funds, JFLCO Funds and Hill City Fund have committed to contribute, or cause to be contributed, to Parent an aggregate amount in cash of up to $3.213 billion (the “equity commitment”), subject to the terms and conditions set forth in the equity commitment letters provided by such Consortium Funds to Parent, dated as of August 4, 2022 (the “equity commitment letters”), which will be used by Parent, together with the debt financing described below, and available cash on our balance sheet (if any), solely to fund each such fund’s pro rata share of (i) the cash payments required under the merger agreement to be made by Parent in connection with the closing of the merger (the “closing obligations”) and (ii) the payment of Parent’s or MergerCo’s fees, costs and expenses related to the consummation of the transactions contemplated by the merger agreement (the “expense obligations” and, together with the closing obligations, the “obligations”).
Additionally, Goldman Sachs Bank USA (“GS Bank”), Barclays Bank PLC (“Barclays”), Apollo Global Funding, LLC (“AGF”), Apollo Capital Management, L.P., on behalf of one or more investment funds, separate accounts and other entities owned (in whole or in part), controlled, managed and/or advised by it or its affiliates (in such capacity, “ACM” and, together with AGF and such funds, accounts and entities, the “Apollo Debt Commitment Funds”), Mizuho Bank, Ltd. (“Mizuho”) and Crédit Agricole Corporate and Investment Bank (“Crédit Agricole” and, together with GS Bank, Barclays, the Apollo Debt Commitment Funds, Mizuho and any additional commitment party joining the committed debt financing, the “debt financing sources”) have committed to provide Parent, severally but not jointly, upon the terms and subject to the conditions set forth in the debt commitment letter provided by the debt financing sources to Parent, dated August 4, 2022 (the “debt commitment letter” and, together with the equity commitment letters, the “commitment letters”), debt financing in an aggregate amount of $1.9 billion, consisting of a senior secured first lien term loan facility in an aggregate principal amount of $1.6 billion (the “term facility”) and a senior secured first lien revolving credit facility in an aggregate principal amount of $300 million (the “revolving credit facility” and, together with the term facility, the “credit facilities”), which credit facilities may be used (i) in the case of the term facility, to finance the merger and to repay certain existing indebtedness of the Company and its subsidiaries and (ii) in the
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	7

SUMMARY
case of the revolving credit facility, for general corporate purposes from and after the closing of the merger, to the extent that Parent does not obtain alternative financing, in lieu of such credit facilities, at or prior to the closing of the merger.
Limited Guarantees
(see page 78)

Subject to the terms and conditions set forth in the limited guarantees provided by certain of the Apollo Funds (the “Apollo Guarantors”), one of the JFLCO Funds (the “JFLCO Guarantor”) and the Hill City Fund (each of the Apollo Guarantors, the JFLCO Guarantor and the Hill City Fund a “Guarantor” and, together, the “Guarantors”), the Guarantors have guaranteed certain payment obligations of Parent under the merger agreement, subject to an aggregate maximum cap of $178,151,634 for the Apollo Guarantors, a maximum cap of $36,165,577 for the JFLCO Guarantor and a maximum cap of $18,082,789 for the Hill City Fund, for payment of (i) the Parent termination fee (to the extent payable), (ii) reasonable out-of-pocket costs and expenses of the Company or any of its subsidiaries and their respective representatives in connection with the financing of the merger and (iii) reasonable and documented costs and expenses of the Company in connection with the successful enforcement of the Parent’s obligations to pay the Parent termination fee (collectively, the “guaranteed obligations”).
Interests of the Company’s Directors and Executive Officers in the Merger
(page 83)

The Company’s directors and executive officers have financial interests in the merger that may be different from, or in addition to, the interests of the Company’s stockholders generally. The Board was aware of and considered these interests in reaching the determination to approve the execution, delivery and performance by the Company of the merger agreement and to recommend that Company stockholders approve the merger agreement proposal. These interests may include:
•
the treatment of Company long-term incentive awards provided for under the merger agreement (as described below in “The Merger Agreement — Treatment of Company Long-Term Incentive Awards”);

•
severance and other benefits payable in the case of certain qualifying terminations of employment under the terms of individual employment agreements or the Company’s benefits program;

•
vesting and payment of account balances in the Company’s 401(k) Restoration and Voluntary Deferral Plan (the “401(k) Restoration Plan”);

•
the potential to receive an annual bonus for 2022 at the greater of target or actual performance levels;

•
the potential grant of cash-based retention awards under a program established for the benefit of certain Company employees; and

•
continued indemnification and insurance coverage under the merger agreement, the organizational documents of the Company and its subsidiaries and indemnification agreements the Company and any of its subsidiaries has entered into with each of its directors and executive officers.

8	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

SUMMARY
These interests are described in more detail, and certain of them are quantified, in the section entitled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 83 of this proxy statement.
Treatment of Company Long-Term Incentive Awards
(page 96)

Each long-term incentive award outstanding as of August 4, 2022 will be treated as follows:
•
each restricted stock unit with respect to shares of Company common stock subject to time-based vesting conditions (each, a “Company RSU”) outstanding immediately prior to the effective time will vest and be canceled in exchange for a lump-sum cash payment equal to the merger consideration multiplied by the number of shares subject to such Company RSU;

•
each performance-based restricted stock unit with respect to shares of Company common stock subject to both time- and performance-based vesting conditions (each, a “Company PSU”) outstanding immediately prior to the effective time will vest and be canceled in exchange for a lump-sum cash payment equal to the merger consideration multiplied by the number of shares subject to such Company PSU, assuming the maximum level of achievement of any applicable Company PSU performance criteria (such performance criteria are currently trending at or near the maximum level irrespective of the transaction); and

•
each long-term cash incentive award (each, a “Company cash award”) outstanding immediately prior to the effective time will vest and be canceled in exchange for a lump-sum cash payment equal to the amount payable under the applicable award agreement assuming all relevant conditions were met and the maximum level of achievement of any applicable Company cash award performance criteria (such performance criteria are currently trending at or near the maximum level irrespective of the transaction).

With respect to the awards described above, the payments described above will be made, subject to any applicable withholding taxes, as soon as practicable following the effective time (and in no event later than the second regular payroll date following the effective time).
With respect to awards granted following August 4, 2022, the awards will be granted in the form of cash awards (each, a “post-signing cash award”), with such post-signing cash award vesting and being paid in equal annual installments over the three-year period from the applicable grant date, with accelerated vesting terms upon a qualifying termination of employment.
See “The Merger Agreement — Treatment of Company Long-Term Incentive Awards” beginning on page 96.
Material U.S. Federal Income Tax Consequences of the Merger
(page 88)

The receipt of cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Generally, for U.S. federal income tax purposes, if you are a holder of common stock who is
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SUMMARY
a U.S. holder (as defined below in the section of this proxy statement entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”), you will recognize capital gain or loss equal to the difference between the amount of cash you receive in the merger and your adjusted tax basis in your shares of common stock converted into cash in the merger. If you are a holder of common stock who is a non-U.S. holder (as defined below in the section of this proxy statement entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”), the merger will generally not be taxable to you under U.S. federal income tax laws unless you have certain connections to the United States or the Company stock constitutes a USRPI (as defined below in the section of this proxy statement entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger”) and certain other conditions are met.
You should read the section of this proxy statement entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 88 for a more complete discussion of the material U.S. federal income tax consequences of the merger. You should consult your own tax advisor for a full understanding of how the merger will affect your federal, state, local and/or non-U.S. taxes.
Litigation Related to the Merger
(page 91)

On October 7, 2022, a complaint, captioned Stein v. Atlas Air Worldwide Holdings, Inc., et al., Case No. 1:22-cv-08555, was filed in the United States District Court for the Southern District of New York by plaintiff Shiva Stein, a purported Company stockholder (the “Stein complaint”), and on October 14, 2022, a complaint, captioned Okin v. Atlas Air Worldwide Holdings, Inc., et al., Case No. 1:22-cv-08778, was filed in the United States District Court for the Southern District of New York by plaintiff Alexander Okin, a purported Company stockholder, in each case naming as defendants the Company and members of the Board. The complaints allege, among other things, that the defendants caused to be filed a materially incomplete and misleading preliminary proxy statement on Schedule 14A with the U.S. Securities and Exchange Commission (the “SEC”) relating to the merger in violation of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder.
Among other remedies, the complaints seek an order enjoining the defendants from proceeding with the merger unless and until the defendants disclose certain allegedly material information that was allegedly omitted from the preliminary proxy statement, rescinding the merger agreement or any of the terms thereof to the extent already implemented or granting rescissory damages, awarding the plaintiff the costs and disbursements of the action, including reasonable attorneys’ and expert fees and expenses, and granting such other and further relief as the court may deem just and proper. The Stein complaint additionally seeks an order directing the defendants to account to the plaintiff for all damages suffered as a result of the alleged wrongdoing.
On October 18, 2022, the Company also received a demand letter from a purported Company stockholder alleging disclosure deficiencies in the preliminary proxy statement and demanding that the Company and the Board promptly issue corrective disclosures to cure the proxy statement prior to the anticipated stockholder vote on the merger.
The Company has not yet formally responded to the complaints or to the demand, but believes that the allegations contained therein are without merit and that no further disclosure is required to supplement
10	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

SUMMARY
the proxy statement under applicable laws. As of October 18, 2022, the Company was not aware of the filing of other lawsuits challenging the merger or the proxy statement; however, such lawsuits may be filed in the future.
Regulatory Approvals in Connection with the Merger
(page 91)

The consummation of the merger is subject to the requirements of and review under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the “HSR Act”) and the rules promulgated by the Federal Trade Commission (“FTC”). As described below in the section entitled “— Conditions of the Merger”, the obligations of the parties to effect the merger are subject to, among other things, the waiting period (and any extension thereof) applicable to the merger under the HSR Act having been terminated or expired and the receipt of certain other regulatory approvals, including regulatory approvals from the U.S. Department of Transportation (“DOT”) and the Federal Communications Commission (“FCC”), as well as antitrust approvals in the European Union, the People’s Republic of China, the Republic of Korea and Japan. Both the Company and Parent filed their respective Notification and Report Forms with the FTC and the Antitrust Division of the DOJ on August 12, 2022. On September 12, 2022, Parent withdrew its filing and refiled on September 14, 2022 in order to provide the FTC and the Antitrust Division of the DOJ with an additional 30-day period to review the filings. The waiting period applicable to the consummation of the merger under the HSR Act expired on October 14, 2022. The parties also made the required filings with the European Union on September 13, 2022, the People’s Republic of China on September 16, 2022, the Republic of Korea on September 26, 2022 and Japan on September 30, 2022. Antitrust clearance in the People’s Republic of China was received on October 13, 2022.
The merger agreement includes covenants obligating each of the parties to use reasonable best efforts to cause the closing conditions to be satisfied as promptly as reasonably practicable and to take certain actions to resolve objections under any applicable laws.
In addition, in order to prevent the entry of, or to have vacated, lifted, reversed or overturned, any restraint (as defined in the section entitled “The Merger Agreement — Conditions of the Merger”) that would prevent, prohibit, restrict or delay the consummation of the transactions, Parent has agreed to (i) execute settlements, undertakings, consent decrees, stipulations or other agreements with any governmental authority or any other person, (ii) sell, divest or otherwise convey or hold separate particular assets or categories of assets or businesses of Parent, its subsidiaries or any controlled affiliate of the foregoing, (iii) agree to sell, divest or otherwise convey or hold separate any particular assets or categories of assets or businesses of the Company and its subsidiaries contemporaneously with or subsequent to the effective time, (iv) permit the Company to sell, divest or otherwise convey or hold separate any of the particular assets or categories of assets or businesses of the Company or any of its subsidiaries prior to the effective time, (v) terminate existing relationships, contractual rights or obligations of (A) the Company or its affiliates or (B) Parent, its subsidiaries or any controlled affiliate of the foregoing, (vi) create any relationship, contractual right or obligation of (A) the Company or its affiliates or (B) Parent, its subsidiaries or any controlled affiliate of the foregoing, or (vii) effectuate any other change or restructuring of (A) the Company or its affiliates or (B) Parent, its subsidiaries or any controlled affiliate of the foregoing, or (viii) defend through litigation any claim asserted in court or administrative or other tribunal by any person (including any governmental authority) in order to avoid
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	11

SUMMARY
the entry of, or to have vacated or terminated, any restraint that would prevent the closing prior to the outside date (as defined in the merger agreement and as it may be extended (or further extended, as applicable)) then in effect.
Appraisal Rights
(page 79)

If the merger is consummated, persons who do not wish to accept the merger consideration are entitled to seek appraisal of their shares of Company common stock under Section 262 and, if all procedures described in Section 262 are strictly complied with, to receive payment in cash for the fair value of their shares of Company common stock exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court of Chancery (the “Delaware Court”), together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your shares of Company common stock as determined by the Delaware Court may be more or less than, or the same as, the merger consideration that you are otherwise entitled to receive under the merger agreement. These rights are known as “appraisal rights”. This proxy statement serves as a notice of such appraisal rights pursuant to Section 262.
Persons who exercise appraisal rights under Section 262 will not receive the merger consideration they would otherwise be entitled to receive pursuant to the merger agreement. They will receive an amount determined to be the “fair value” of their shares of Company common stock following petition to, and an appraisal by, the Delaware Court. Persons considering seeking appraisal should recognize that the fair value of their shares of Company common stock determined under Section 262 could be more than, the same as or less than the merger consideration they would otherwise be entitled to receive pursuant to the merger agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
A holder of record or a beneficial owner of shares of Company common stock who (i) continuously holds such shares through the effective time, (ii) has not consented to or otherwise voted in favor of the merger or otherwise withdrawn, lost or waived appraisal rights, (iii) strictly complies with the procedures under Section 262, (iv) does not thereafter withdraw his, her or its demand for appraisal of such shares and (v) in the case of a beneficial owner, a person who (A) reasonably identifies in his, her or its demand the holder of record of the shares for which the demand is made, (B) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (C) provides an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the Chancery List (as defined in the section of this proxy statement entitled “The Merger — Appraisal Rights”), will be entitled to receive the fair value of his, her or its shares of Company common stock exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court, together with interest, if any, to be paid upon the amount determined to be the fair value.
12	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

SUMMARY
A copy of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Section 262 and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 and is urged to consult his, her or its legal and financial advisors before electing or attempting to exercise such rights. For more information, please see the section of this proxy statement entitled “The Merger — Appraisal Rights”.
No Solicitation
(page 107)

The merger agreement generally restricts the Company’s ability to directly or indirectly solicit takeover proposals (as defined below under the section entitled “The Merger Agreement — No Solicitation; Change in Board Recommendation”) from third parties (including by furnishing non-public information), to participate in discussions or negotiations with third parties regarding any takeover proposal, to approve or recommend any takeover proposals or to enter into agreements providing for or relating to any takeover proposal. Under certain circumstances, however, and in compliance with certain obligations contained in the merger agreement, the Company is permitted to engage in negotiations with, and provide information to, third parties that have made an unsolicited takeover proposal upon the Board’s (or an authorized Board committee’s) determination in good faith, after consultation with financial advisors and outside legal counsel, that such takeover proposal constitutes or would reasonably be expected to lead to a superior proposal (as defined below under the section entitled “The Merger Agreement — No Solicitation; Change in Board Recommendation”).
Conditions of the Merger
(page 117)

Each party’s obligations to effect the merger are subject to the satisfaction (or waiver, if permissible under applicable law), on or prior to the closing date of the merger (the “closing date”), of certain conditions, including:
•
no judgment enacted, promulgated, issued, entered, amended or enforced by any governmental authority of competent jurisdiction or any applicable law in the United States or certain agreed jurisdictions will be in effect enjoining, restraining or otherwise making illegal, preventing or prohibiting the consummation of the merger (the “restraints”);

•
the expiration or early termination of the waiting period (and any extension thereof) applicable to the consummation of the merger under the HSR Act and obtaining certain agreed regulatory consents, approvals or other clearances; and

•
receipt of the Company stockholder approval.

The obligations of Parent and MergerCo to consummate the merger is subject to the satisfaction (or written waiver by Parent, if permissible under applicable law) on or prior to the closing date of the following additional conditions:
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	13

SUMMARY
•
the truthfulness and correctness of representations and warranties of the Company to the extent specified in the merger agreement, subject to certain materiality qualifications;

•
the Company having complied with or performed, in all material respects, the obligations required to be complied with or performed by the Company at or prior to the effective time under the merger agreement; and

•
the absence of any change, event, development, occurrence, state of facts, circumstance or effect that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect (“Material Adverse Effect”) with respect to the Company and its subsidiaries (as described below in the section entitled “The Merger Agreement — Representations and Warranties”) since August 4, 2022.

The obligations of Company to consummate the merger is subject to the satisfaction (or written waiver by the Company, if permissible under applicable law) on or prior to the closing date of the following additional conditions:
•
the truthfulness and correctness of representations and warranties of Parent and MergerCo to the extent specified in the merger agreement, subject to certain materiality qualifications; and

•
Parent and MergerCo having complied with or performed, in all material respects, the obligations required to be complied with or performed by them at or prior to the effective time under the merger agreement.

The consummation of the merger and the transactions is not conditioned upon Parent’s receipt of financing. Each party may waive any of the conditions to its obligations to consummate the merger except where waiver is not permitted by law.
Termination of the Merger Agreement
(page 118)

The merger agreement may be terminated and the transactions abandoned at any time prior to the effective time, whether before or after receipt of the Company stockholder approval, by the mutual written consent of the Company and Parent.
Termination by Either the Company or Parent
In addition, the Company, on the one hand, or Parent, on the other hand, may terminate the merger agreement and abandon the transactions at any time prior to the effective time, whether before or after receipt of the Company stockholder approval, if:
•
the effective time has not occurred on or before March 4, 2023, as such date may be extended as described below (the “outside date”); provided that (i) this right to terminate the merger agreement will not be available to any party if the breach by such party of its representations and warranties set forth in the merger agreement or the failure of such party to perform any of its obligations under the merger agreement has been a principal cause of or resulted in the events specified in this right to terminate; (ii) in the event the marketing period has commenced but has not completed as of the outside date, the outside date may be extended by Parent in its sole discretion to the date that is

14	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

SUMMARY
four business days following the then-scheduled end date of the marketing period (as described under “The Merger Agreement — Financing”); (iii) if on the outside date the conditions set forth under the first bullet described above in the section entitled “— Conditions of the Merger” (to the extent relating to matters described in the second bullet described above in the section entitled “—Conditions of the Merger”) or the second bullet described above in the section entitled “— Conditions of the Merger” are not satisfied but all other closing conditions have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing of the merger, but provided that such conditions will then be capable of being satisfied if the closing of the merger were to take place on such date), then the outside date will be automatically extended to June 4, 2023; and (iv) if the outside date is extended pursuant to clause (iii), the conditions set forth under the first bullet described above in the section entitled “— Conditions of the Merger” (to the extent relating to matters described in the second bullet described above in the section entitled “— Conditions of the Merger”) or the second bullet described above in the section entitled “— Conditions of the Merger” are not satisfied but all other closing conditions have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing of the merger, but provided that such conditions are then capable of being satisfied if the closing of the merger were to take place on such date), then the outside date may, at the option of either the Company or Parent, be extended to August 4, 2023;
•
any restraint having the effect set forth in the first bullet described above in the section entitled “— Conditions of the Merger” is in effect and has become final and nonappealable; provided that the party seeking to terminate the merger agreement pursuant to this right to terminate has used the required efforts to prevent the entry of and to remove such restraint in accordance with its obligations under the merger agreement; and provided further that no party may invoke this right to terminate if such party’s failure to comply with its obligations described below under the section entitled “The Merger Agreement — Reasonable Best Efforts” is the primary cause of the failure of this condition to be satisfied; or

•
the special meeting of Company stockholders (including any adjournments or postponements thereof) has concluded and Company stockholder approval has not been obtained.

Termination by Parent
Parent may also terminate the merger agreement and abandon the transactions by written notice to the Company at any time prior to the effective time, whether before or after receipt of the Company stockholder approval, if:
•
the Company has breached any of its representations or warranties or failed to perform any of its covenants or agreements in the merger agreement, which breach or failure to perform (i) would give rise to the failure of any of the conditions set forth under the fourth and fifth bullets described above in the section entitled “— Conditions of the Merger” and (ii) which is incapable of being cured or, if capable of being cured by the outside date then in effect, the Company has not cured such breach or failure to perform within 35 calendar days following receipt by the Company of written notice of such breach or failure to perform from Parent stating Parent’s intention to terminate the merger agreement pursuant to this right to terminate; provided that Parent will not have the right to terminate the merger agreement pursuant to this right to terminate if Parent or MergerCo is then in material breach of any of its representations, warranties, covenants or agreements under the merger agreement; or

Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	15

SUMMARY
•
(i) the Board or a duly authorized committee thereof will have made an adverse recommendation change (as defined under the section entitled “The Merger Agreement — No Solicitation; Change in Board Recommendation”) or (ii) following a written request by Parent pursuant to this right to terminate following the date any takeover proposal or any material modification thereto is first published or communicated to Company stockholders and the Company fails to issue a press release that expressly reaffirms the Board’s recommendation that Company stockholders approve the merger agreement proposal within five business days.

Termination by the Company
The Company may also terminate the merger agreement and abandon the transactions by written notice to Parent at any time prior to the effective time, whether before or after receipt of the Company stockholder approval (except as otherwise noted), if:
•
either of Parent or MergerCo has breached any of its representations or warranties or failed to perform any of its covenants or agreements in the merger agreement, which breach or failure to perform (i) (A) would give rise to any effect, change, event or occurrence that would prevent or materially delay or materially impair the consummation by Parent or MergerCo of any of the transactions on a timely basis or the compliance by Parent or MergerCo with its obligations under the merger agreement, or (B) would give rise to the failure of any of the conditions set forth under the seventh and eighth bullets described above in the section entitled “— Conditions of the Merger” and (ii) which is incapable of being cured, or, if capable of being cured by the outside date then in effect, either Parent or MergerCo, as applicable, has not cured such breach or failure to perform within 35 calendar days following receipt by Parent of written notice of such breach or failure to perform from the Company stating the Company’s intention to terminate the merger agreement pursuant to this right to terminate; provided that the Company will not have the right to terminate the merger agreement pursuant to this right to terminate if the Company is then in material breach of any of its representations, warranties, covenants or agreements under the merger agreement;

•
prior to receipt of Company stockholder approval, in connection with entering into a Company acquisition agreement (as defined under the section entitled “The Merger Agreement — No Solicitation; Change in Board Recommendation”) in accordance with the applicable terms of the merger agreement; provided that prior to or concurrently with such termination the Company pays or causes to be paid the applicable termination fee; or

•
(i) the marketing period has ended and all of the conditions under the first, second, third, fourth, fifth and sixth bullets described above in the section entitled “— Conditions of the Merger” have been satisfied or waived (to the extent such waiver is permitted by applicable law) (other than those conditions that by their nature are to be satisfied at the closing of the merger), (ii) the Company has confirmed by notice to Parent that all conditions under the seventh and eighth bullets described above in the section entitled “— Conditions of the Merger” have been satisfied (other than those conditions that by their nature are to be satisfied at the closing of the merger) or which the Company is willing to waive to the extent unsatisfied and (iii) the merger is not consummated within two business days after the delivery of such notice (provided that no party will be permitted to terminate the merger agreement pursuant to the first bullet point described above in the section entitled “— Termination of the Merger Agreement — Termination by Either the Company or Parent” during such two business-day period).

16	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

SUMMARY
Termination Fees
(page 120)

The Company will be required to pay to Parent the Company termination fee of $97.5 million if:

•
the Company or Parent terminates the merger agreement pursuant to the provisions described in the first or third bullet point described above in the section entitled “— Termination of the Merger Agreement — Termination by Either the Company or Parent”; provided that (i) (A) at the time of termination the Company will not have been entitled to terminate the merger agreement pursuant to the provision described in the third bullet point described above in the section entitled “— Termination of the Merger Agreement — Termination by the Company” and (B) neither Parent nor MergerCo is then in material breach of its representations, warranties, covenants or agreements under the merger agreement and none of Parent, MergerCo or any party to the equity commitment letters or limited guarantees is then in material breach of its representations, warranties, covenants or agreements under any commitment letter or limited guarantee, (ii) a bona fide takeover proposal will have been publicly made, proposed or communicated by a third party after the date of the merger agreement and not withdrawn prior to the time the merger agreement is terminated and (iii) within 12 months of the date the merger agreement is terminated, the Company executes an agreement to enter into a takeover proposal with the person, entity or group that made the takeover proposal referred to in clause (ii) and such takeover proposal is consummated (it being understood that such consummation may occur after the 12-month period after the merger agreement is terminated); provided that for purposes of clauses (ii) and (iii), the references to “20%” in the definition of “takeover proposal” are deemed to be references to “50%”; or

•
(i) Parent terminates the merger agreement pursuant to the provision described in the second bullet point described above in the section entitled “— Termination of the Merger Agreement — Termination by Parent” or (ii) the Company terminates the merger agreement pursuant to the provision described in the second bullet point described above in the section entitled “— Termination of the Merger Agreement — Termination by the Company”.

Parent will be required to pay to the Company the Parent termination fee of $227.4 million if (i) the Company terminates the merger agreement pursuant to the provisions described in the third bullet point described above in the section entitled “— Termination of the Merger Agreement — Termination by the Company” or (ii) if Parent terminates the merger agreement pursuant to the provisions described in the first bullet point described above in the section entitled “— Termination of the Merger Agreement — Termination by Either the Company or Parent” and at such time the Company could have terminated the merger agreement pursuant to the provisions described in the third bullet point described above in the section entitled “— Termination of the Merger Agreement — Termination by the Company”.
Current Price of Common Stock

On October 18, 2022, the latest practicable trading day before the filing of this proxy statement, the reported closing price for shares of common stock on NASDAQ was $99.90. You are encouraged to obtain current market quotations for shares of Company common stock in connection with voting your common stock.
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	17

SUMMARY
Where You Can Find Additional Information
(page 129)

You can find more information about the Company in the periodic reports and other information we file with the SEC. The information is available at the website maintained by the SEC at www.sec.gov.
18	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
QUESTIONS AND ANSWERS ABOUT THE SPECIAL
MEETING AND THE MERGER
The following questions and answers are intended to briefly address some commonly asked questions regarding the special meeting, the merger and the merger agreement. These questions and answers may not address all questions that may be important to you. You should read the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to or incorporated by reference in this proxy statement.
Q:
Why am I receiving this proxy statement?

A:
On August 4, 2022, the Company entered into the merger agreement with Parent and MergerCo. Pursuant to the terms of the merger agreement, MergerCo will be merged with and into the Company, with the Company surviving the merger as a wholly-owned, direct subsidiary of Parent.

You are receiving this proxy statement in connection with the solicitation of proxies by the Board in favor of the merger agreement proposal and the other matters to be voted on at the special meeting described below under “— What proposals will be considered at the special meeting?”
Q:
As a holder of Company common stock, what will I receive in the merger?

A:
If the merger is consummated, you will be entitled to receive $102.50 in cash, without interest and subject to any applicable withholding taxes, for each share of Company common stock that you own immediately prior to the effective time.

The receipt of cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Please see the section of this proxy statement entitled “The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 88 for a more detailed description of the United States federal income tax consequences of the merger. You should consult your own tax advisor for a full understanding of how the merger will affect your federal, state, local and/or non-U.S. taxes.
Q:
When and where is the special meeting of our stockholders?

A:
The special meeting of Company stockholders will be held on November 29, 2022, at 10:00 a.m., Eastern Time, in a virtual-only meeting format. In light of ongoing concerns regarding the coronavirus pandemic, and to support the health and safety of our stockholders, employees and communities, Company stockholders may only attend the special meeting virtually. The Company stockholders will not be able to physically attend the special meeting. To access the virtual special meeting, you should visit http://meetnow.global/MFRXD6X. You will be required to enter a control number, included on your proxy card, voting instruction form or as you may otherwise receive, which will allow you to participate in the virtual meeting and vote your shares of common stock if you are a Company stockholder as of the record date. We encourage you to access the special meeting before the start time of 10:00 a.m., Eastern Time. Please allow ample time to log into the audio webcast and test your computer systems.

Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	19

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
Q:
Who is entitled to attend and vote at the special meeting?

A:
Only Company stockholders of record at the close of business on October 18, 2022, the record date for the special meeting, will be entitled to notice of, and to vote at, the special meeting and any postponement or adjournment thereof. As of the close of business on the record date, there were 28,383,523 shares of common stock outstanding and entitled to vote. Each Company stockholder is entitled to one vote per share of common stock held by such Company stockholder on the record date on each of the proposals presented in this proxy statement.

If on October 18, 2022, you were a “record” holder of Company common stock (that is, if you held Company common stock in your own name in the stock register maintained by our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you are entitled to attend and vote at the virtual special meeting or by proxy. Whether or not you intend to attend the virtual special meeting, we encourage you to authorize a proxy to vote now, online, by phone or by proxy card to ensure that your vote is counted.
If on October 18, 2022, you were the beneficial owner of Company common stock held in “street name” (that is, if you held Company common stock through your bank, broker or other nominee), then these materials are being forwarded to you by that organization. You may direct your bank, broker or other nominee how to vote your Company common stock by following the voting instructions on the form provided by your bank, broker or other nominee. If you hold any Company common stock through your bank, broker or other nominee and wish to attend the virtual special meeting, you may attend the virtual special meeting but may not be able to vote unless you first obtain a legal proxy issued in your name from such broker, bank or other nominee. Once you have received a legal proxy issued in your name from your bank, broker or other nominee, please email a scan or image of it to Computershare at legalproxy@computershare.com with “Legal Proxy” noted in the subject line. Upon receipt of your legal proxy, Computershare will provide you with a control number by email. The cut-off time for requesting a control number is November 21, 2022, five business days prior to the date of the special meeting, at 5:00 p.m. Eastern Time.
For additional information on how to vote at the special meeting, please see the section entitled “The Special Meeting — Voting Procedures”.
For a description of certain restrictions on voting by Company stockholders who are not “U.S. citizens”, as defined by applicable laws and regulations, please see the section “The Special Meeting — Limited Voting by Foreign Owners” of this proxy statement.
At the virtual special meeting and for 10 days prior to the special meeting, the names of Company stockholders entitled to vote at the special meeting will be available for inspection for any purpose germane to the meeting, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time, at the Company’s principal executive offices located at 2000 Westchester Avenue, Purchase, New York 10577, by contacting the Secretary of the Company.
Q:
What proposals will be considered at the special meeting?

A:
At the special meeting, Company stockholders will be asked to consider and vote on the following proposals:

•
the merger agreement proposal;

20	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
•
the advisory compensation proposal; and

•
the adjournment proposal.

Q:
How does the Board recommend that I vote?

A:
The Board recommends a vote “FOR” the merger agreement proposal, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal.

For a discussion of the factors that the Board considered in determining to recommend the approval of the merger agreement proposal, please see the section of this proxy statement entitled “The Merger — Reasons for the Merger” beginning on page 55.
In addition, in considering the recommendation of the Board with respect to the merger agreement, you should be aware that some of the Company’s directors and executive officers have interests that may be different from, or in addition to, the interests of the Company stockholders generally. Please see the section of this proxy statement entitled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 83.
Q:
What constitutes a quorum for purposes of the special meeting?

A:
The holders of a majority of all of the stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitutes a quorum of Company stockholders for the transaction of business at the special meeting. Virtual attendance at the special meeting constitutes presence in person for quorum purposes at the special meeting. Abstentions will be counted as shares present for the purposes of determining the presence of a quorum. Broker non-votes will not be counted as shares present for purposes of determining the presence of a quorum unless your bank, broker or other nominee has been instructed to vote on at least one of the proposals presented in this proxy statement. If a quorum is not present or represented at the special meeting of the Company stockholders, the Chairman of the Board or the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the special meeting, without notice, if the time and place of the new meeting and the means of remote communication, if any, by which Company stockholders and proxy holders may be deemed to be present and vote at such adjourned meeting, are announced at the special meeting at which the adjournment is taken. If, however, the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide a notice of the adjourned meeting to each Company stockholder of record entitled to vote at the special meeting. In the event that a quorum is not present at the special meeting, or if there are insufficient votes to adopt the merger agreement at the time of the special meeting, we expect that the special meeting will be postponed or adjourned to solicit additional proxies.

Q:
What vote of our stockholders is required to approve each of the proposals?

A:
The approval of the merger agreement proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of outstanding shares of Company common stock entitled to vote thereon. Under Delaware law and the merger agreement, the receipt of such required vote is a condition to the consummation of the merger. Note that you may vote to approve the merger agreement proposal and vote not to approve the advisory compensation proposal or adjournment proposal and vice versa. Abstentions, failures to vote (including a failure to authorize a proxy to vote on a Company

Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	21

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
stockholder’s behalf) and broker non-votes will have the same effect as a vote “AGAINST” the merger agreement proposal.
The approval of the advisory compensation proposal requires the affirmative vote (in person or by proxy) of a majority of the votes cast on such proposal at the special meeting. Assuming a quorum is present at the special meeting, abstentions, failures to vote (including a failure to authorize a proxy to vote on a Company stockholder’s behalf) and broker non-votes will have no effect on the outcome of the advisory compensation proposal.
The approval of the adjournment proposal requires the affirmative vote (in person or by proxy) of a majority of the votes cast on such proposal at the special meeting. Assuming a quorum is present at the special meeting, abstentions, failures to vote (including a failure to authorize a proxy to vote on a Company stockholder’s behalf) and broker non-votes will have no effect on the outcome of the adjournment proposal. The Company does not intend to call a vote on this proposal if the merger agreement proposal is approved at the special meeting.
A broker “non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner, but does have discretionary voting power over other “routine” items and submits votes for those matters. The Company does not expect any broker non-votes at the special meeting because the rules applicable to banks, brokers and other nominees only provide such organization with discretionary authority to vote on proposals that are considered “routine”, whereas each of the proposals to be presented at the special meeting is considered “non-routine”. As a result, no bank, broker or other nominee will be permitted to vote your shares of Company common stock at the special meeting without receiving instructions.
Q:
How do the Company’s directors and executive officers intend to vote?

A:
As of October 18, 2022, the directors and executive officers of the Company beneficially owned in the aggregate 325,199 shares of Company common stock, or approximately 1.1% of the outstanding shares of Company common stock as of October 18, 2022. Although none of the directors or executive officers is obligated to vote to approve the merger agreement proposal, we currently expect that each of these individuals will vote all of his or her shares “FOR” each of the proposals to be presented at the special meeting.

Q:
Do any of the Company’s directors or executive officers have any interests in the merger that are different from, or in addition to, my interests as a Company stockholder?

A:
In considering the proposals to be voted on at the special meeting of Company stockholders, you should be aware that the Company’s directors and executive officers have financial interests in the merger that may be different from, or in addition to, your interests as a Company stockholder. The members of the Board were aware of and considered these interests in reaching the determination to approve and declare advisable the merger agreement and the consummation of the transactions contemplated by the merger agreement, including the merger, and to recommend that Company stockholders approve the merger agreement proposal. These interests may include:

•
the treatment of Company long-term incentive awards provided for under the merger agreement (as described below in “The Merger Agreement — Treatment of Company Long-Term Incentive Awards”);

22	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
•
severance and other benefits payable in the case of certain qualifying terminations of employment under the terms of individual employment agreements or the Company’s benefits program;

•
vesting and payment of account balances in the 401(k) Restoration Plan;

•
the potential to receive an annual bonus for 2022 at the greater of target or actual performance levels;

•
the potential grant of cash-based retention awards under a program established for the benefit of certain Company employees; and

•
continued indemnification and insurance coverage under the merger agreement, the organizational documents of the Company and its subsidiaries and indemnification agreements the Company and any of its subsidiaries has entered into with each of its directors and executive officers.

These interests are described in more detail, and certain of them are quantified, in the section of this proxy statement entitled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 83.
Q:
What will happen to outstanding Company long-term incentive awards in the merger?

A:
Each long-term incentive award outstanding as of August 4, 2022 shall be treated as follows:

•
each Company RSU outstanding immediately prior to the effective time will vest and be canceled in exchange for a lump-sum cash payment equal to the merger consideration multiplied by the number of shares subject to such Company RSU;

•
each Company PSU outstanding immediately prior to the effective time will vest and be canceled in exchange for a lump-sum cash payment equal to the merger consideration multiplied by the number of shares subject to such Company PSU, assuming the maximum level of achievement of any applicable Company PSU performance criteria (such performance criteria are currently trending at or near the maximum level irrespective of the transaction); and

•
each Company cash award outstanding immediately prior to the effective time will vest and be canceled in exchange for a lump-sum cash payment equal to the amount payable under the applicable award agreement assuming all relevant conditions were met and the maximum level of achievement of any applicable Company cash award performance criteria (such performance criteria are currently trending at or near the maximum level irrespective of the transaction).

With respect to the awards described above, the payments described above will be made, subject to any applicable withholding taxes, as soon as practicable following the effective time (and in no event later than the second regular payroll date following the effective time).
With respect to each post-signing cash award, such award will vest and be paid in equal annual installments over the three-year period from the applicable grant date, with such post-signing cash award vesting and being paid in equal annual installments over the three-year period from the applicable grant date, with accelerated vesting terms upon a qualifying termination of employment.
See “The Merger Agreement — Treatment of Company Long-Term Incentive Awards” beginning on page 96.
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	23

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
Q:
What happens if I transfer my Company common stock before the special meeting?

A:
The record date for the special meeting is earlier than the date of the special meeting. If you own Company common stock on the record date and transfer your shares after the record date but prior to the special meeting, you will retain your right to vote such shares of Company common stock at the special meeting. However, the right to receive the merger consideration will pass to the person to whom you transferred your shares of Company common stock.

Q:
How do I vote if I am a Company stockholder of record or hold my shares in “street name”?

A:
If you are a Company stockholder of record, you may vote in advance by authorizing a proxy for the special meeting by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. You may also vote by attending the virtual special meeting and voting during the live webcast.

If your shares of Company common stock are held in a stock brokerage account by a bank, broker or other nominee, you are considered the beneficial owner of shares held in “street name”, and these proxy materials are being forwarded to you by your bank, broker or other nominee that is considered the Company stockholder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker or other nominee on how to vote your shares via the internet or by phone if the bank, broker or other nominee offers these options to you or by completing, dating, signing and returning a voting instruction form. Your bank, broker or other nominee will send you instructions on how to submit your voting instructions for your shares of Company common stock. To vote at the virtual special meeting, which will have the same effect as revoking any previously submitted voting instructions, you will need to register in advance. Please see “The Special Meeting — Registering for the Special Meeting” beginning on page 32 for information on how to register in advance.
For more detailed instructions on how to vote using one of these methods, please see the section of this proxy statement entitled “The Special Meeting — Voting Procedures” beginning on page 35.
Whether or not you plan to attend the virtual special meeting, we urge you to vote now to ensure your vote is counted. You may still attend the virtual special meeting and vote during the live webcast if you have already voted by proxy.
Q:
What will happen if I abstain from voting or fail to vote on any of the proposals?

A:
The approval of the merger agreement proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of outstanding shares of Company common stock entitled to vote thereon. If you fail to authorize a proxy to vote your shares or to vote at the virtual special meeting, or fail to instruct your broker, bank or other nominee on how to vote, the effect will be that the shares of Company common stock that you own will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote “AGAINST” the merger agreement proposal.

The approval of the advisory compensation proposal and the adjournment proposal each requires the affirmative vote (in person or by proxy) of a majority of the votes cast on the proposal. Assuming a quorum is present, if you fail to authorize a proxy to vote your shares or vote at the virtual special meeting, or fail to instruct your bank, broker or other nominee on how to vote, it will have no effect on the outcome of these proposals. Abstentions will not be considered votes cast and therefore will have no effect on the outcome of the advisory compensation proposal or the adjournment proposal.
24	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
Q:
Can I change my vote after I have delivered my proxy?

A:
Yes. For the Company stockholders of record, any time after you have submitted a proxy card and before the proxy card is exercised, you may revoke or change your vote in one of three ways:

•
you may submit a new proxy card bearing a later date (which automatically revokes the earlier proxy or voting instructions) in accordance with the instructions detailed in the section of this proxy statement entitled “The Special Meeting — Voting Procedures”; or

•
you may submit a written notice of revocation to the Company’s Secretary at Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577; or

•
you may attend the virtual special meeting and vote during the live webcast. Attendance at the virtual special meeting will not, in itself, constitute revocation of a previously granted proxy.

Please note that if you want to revoke your proxy by sending a new proxy card or a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company prior to the special meeting.
If you hold your shares in “street name”, you will need to revoke or resubmit your proxy through your broker, bank or other nominee and in accordance with its procedures. If your broker, bank or other nominee allows you to submit a proxy via the internet or by telephone, you may be able to change your vote by submitting a new proxy via the internet or by telephone (or by mail). To vote at the virtual special meeting, which will have the same effect as revoking any previously submitted voting instructions, you will need to register in advance. Please see “The Special Meeting — Registering for the Special Meeting” beginning on page 32 for information on how to register in advance.
Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement or multiple proxy or voting instruction cards. For example, if you hold your Company common stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold Company common stock. Please submit each proxy and voting instruction card that you receive to ensure that all of your shares of Company common stock are voted.

Q:
If I hold my Company common stock in certificated form, should I send in my stock certificates now?

A:
No. Parent will designate a bank or trust company reasonably acceptable to the Company to act as paying agent for the payment of the merger consideration in accordance with the merger agreement. At or prior to the effective time, Parent will cause to be deposited with the paying agent an amount in cash sufficient to pay the aggregate merger consideration. Promptly after the effective time, and in any event not later than the third business day after the effective time, the surviving corporation will cause the paying agent to mail to each holder of Company common stock, who holds share certificates or book-entry shares not held through the Depository Trust Corporation (“DTC”), entitled to the merger consideration a letter of transmittal and instructions advising such Company stockholder how to surrender its Company common stock in exchange for the merger consideration. Each holder of Company common stock will be entitled to receive the merger consideration upon, in the case of holders of share certificates, the surrender of such certificates for cancelation to the paying agent or,

Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	25

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
in the case of holders of non-certificated book-entry shares not held through the DTC, the transfer of such book-entry shares by book receipt of an “agent’s message” in customary form by the paying agent, and, in each case, together with the associated letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be reasonably required by the paying agent. You should not return your stock certificates with the enclosed proxy card, and you should not forward your stock certificates to the paying agent without a letter of transmittal. If you hold non-certificated book-entry shares of Company common stock through the DTC, you will not be required to deliver a stock certificate or letter of transmittal, and you will instead receive your cash payment after the paying agent receives the documents requested in the applicable instruction from the DTC. For more information, please see the section of this proxy statement entitled “The Merger Agreement — Payment for Stock”.
Q:
Am I entitled to exercise appraisal rights instead of receiving the merger consideration for my Company common stock?

A:
Yes. Holders of Company common stock are entitled to appraisal rights under Section 262 of the DGCL so long as they take certain actions and meet certain conditions, including that they do not vote (in person or by proxy) in favor of the merger agreement proposal. For more information regarding appraisal rights, see “The Merger — Appraisal Rights” beginning on page 79. Failure to strictly comply with Section 262 of the DGCL may result in your waiver of, or inability to exercise, appraisal rights.

Q:
When is the merger expected to be consummated?

A:
We currently expect to consummate the merger during the fourth quarter of 2022 or first quarter of 2023, subject to receipt of the Company stockholder approval and the required regulatory approvals and the satisfaction or waiver of the other conditions to the merger described in the merger agreement.

Q:
What effect will the merger have on the Company?

A:
If the merger is consummated, MergerCo will be merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent. If the merger is consummated, Parent and the Company shall cooperate and use their respective reasonable best efforts to cause the Company common stock to be delisted from NASDAQ and deregistered under the Exchange Act as promptly as practicable following the effective time, and, accordingly, the common stock will no longer be publicly traded.

Q:
What happens if the merger is not consummated?

A:
In the event that the Company stockholder approval is not obtained or if the merger is not consummated for any other reason, Company stockholders will not receive any payment for their shares of Company common stock in connection with the merger. Instead, the Company will remain an independent public company, the Company common stock will continue to be listed and traded on NASDAQ, the Company common stock will continue to be registered under the Exchange Act and the Company stockholders will continue to own their shares of Company common stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of the Company common stock.

Under certain circumstances, the Company will be required to pay Parent a termination fee equal to $97.5 million and, under certain other circumstances, Parent will be required to pay the Company a
26	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
termination fee equal to $227.4 million. For more information, please see the section of this proxy statement entitled “The Merger Agreement — Termination Fees”.
Q:
What is householding and how does it affect me?

A:
The SEC has approved rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more of the Company stockholders sharing the same address by delivering a single proxy statement addressed to those Company stockholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for Company stockholders and cost savings for companies.

Banks, brokers or other nominees with account holders who are Company stockholders may be “householding” proxy materials. A single proxy statement will be delivered to multiple Company stockholders sharing an address unless contrary instructions have been received from the affected Company stockholders. If you have received notice from your bank, broker or other nominee that they will be “householding” communications to your address, such “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your bank, broker or other nominee and write or call us at the following address or phone number: Atlas Air Worldwide Holdings, Inc., Attention: Office of the Secretary, Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577, ((914) 701-8000). Company stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their banks, brokers or other nominees. We will promptly deliver an additional copy of the proxy statement to any stockholder who so requests.
Q:
Who can help answer my questions?

A:
If you need assistance in completing your proxy card or have questions regarding the special meeting, please contact our proxy solicitation agent:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Shareholders may call toll-free: (800) 662-5200
Banks and brokers may call: (203) 658-9400
Email: AAWW@investor.morrowsodali.com
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	27

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
CAUTIONARY STATEMENT REGARDING FORWARD-
LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Those statements are based on management’s beliefs, plans, expectations and assumptions, and on information currently available to management. Generally, the words “will”, “may”, “should”, “could”, “would”, “expect”, “anticipate”, “intend”, “plan”, “continue”, “believe”, “seek”, “project”, “estimate”, and similar expressions used in this proxy statement that do not relate to historical facts are intended to identify forward-looking statements. Forward-looking statements include, without limitation, statements regarding the proposed merger and related matters; the expected timetable for completing the proposed merger; prospective performance and opportunities; general business outlook; filings and approvals relating to the transactions; the ability to complete the transactions considering the various closing conditions; and any assumptions underlying any of the foregoing.
Such forward-looking statements speak only as of the date as of this proxy statement. They are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the operations and business environments of the Company that may cause the actual results of the Company or its subsidiaries to be materially different from any future results, express or implied, in such forward-looking statements.
Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: (i) the risk that the merger may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the merger by Company stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the merger, including in circumstances which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the merger on the Company’s ability to attract, motivate or retain key executives, pilots and associates, its ability to maintain relationships with its customers, including Amazon.com, Inc., vendors, service providers and others with whom it does business, or its operating results and business generally; (vii) risks related to the merger diverting management’s attention from the Company’s ongoing business operations; (viii) the risk of shareholder litigation in connection with the merger, including resulting expense or delay; and (ix) (A) any other risks discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”) and the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022 (the “Quarterly Reports”) filed by the Company with the Securities and Exchange Commission (the “SEC”), and, in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report and the Quarterly Reports and (B) other risk factors identified from time to time in other filings with the SEC. Filings with the SEC are available on the SEC’s website at http://www.sec.gov. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.
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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Other factors and assumptions not identified above may also affect the forward-looking statements, and these other factors and assumptions may also cause actual results to differ materially from those discussed.
The Company assumes no obligation to update such statements contained in this proxy statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law and expressly disclaims any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances.
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	29

THE PARTIES
THE PARTIES
Atlas Air Worldwide Holdings, Inc.

The Company is a holding company with a wholly-owned operating subsidiary, Atlas Air, Inc. It also has a 51% economic interest and 75% voting interest in Polar Air Cargo Worldwide, Inc. In addition, the Company is the parent company of several wholly-owned subsidiaries related to the Company’s dry leasing services, collectively referred to as “Titan”.
The Company, together with its consolidated subsidiaries, is a leading global provider of outsourced aircraft and aviation operating services. The Company and its consolidated subsidiaries operate the world’s largest fleet of Boeing 747 freighters and provide customers a broad array of Boeing 747, 777, 767 and 737 aircraft for domestic, regional and international cargo and passenger operations. The Company and its consolidated subsidiaries also provide unique value to customers by giving them access to highly reliable new production freighter aircraft that deliver the lowest unit cost in the marketplace combined with outsourced aircraft operating services that the Company believes lead the industry in terms of quality and global scale. Customers of the Company and its consolidated subsidiaries include express delivery providers, e-commerce retailers, the AMC, charter brokers, freight forwarders, direct shippers, airlines, manufacturers, sports teams and fans, and private charter customers. The Company and its consolidated subsidiaries provide global services with operations in Africa, Asia, Australia, Europe, the Middle East, North America and South America.
The Company, together with its consolidated subsidiaries, believes that the scale, scope and quality of its outsourced services are unparalleled in its industry. The relative operating cost efficiency of the Company’s and its consolidated subsidiaries’ current 747-8F, 747-400F and 777-200LRF aircraft, including their superior fuel efficiency, range, capacity and loading capabilities, creates a compelling value proposition for its customers and positions it well in the markets it operates. The fleet of 767-300 and 737-800 freighter aircraft of the Company and its consolidated subsidiaries are well suited for regional and domestic operations.
The Company was incorporated in Delaware in 2000. The Company’s principal executive offices are located at 2000 Westchester Avenue, Purchase, New York 10577, and its telephone number is (914) 701-8000. Shares of Company common stock are listed on NASDAQ under the trading symbol “AAWW”.
Parent

Parent is a Delaware limited liability company that was formed by the Consortium Funds solely for the purpose of entering into the merger agreement and related agreements and consummating the transactions contemplated thereby. Parent has not conducted any business operations other than in connection with its formation and the transactions and related agreements. Upon the consummation of the transactions contemplated by the merger agreement and related agreements, the Company will be a wholly-owned subsidiary of Parent.
The principal executive offices of Parent are c/o Apollo Management Holdings, L.P., 9 West 57th Street, 43rd Floor, New York, New York 10019 with a telephone number of (212) 515-3200.
MergerCo

MergerCo is a Delaware corporation and a wholly-owned subsidiary of Parent that was formed solely for the purpose of entering into the merger agreement and related agreements and consummating the
30	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

THE PARTIES
transactions contemplated thereby. MergerCo has not conducted any business operations other than in connection with its formation and the transactions contemplated by the merger agreement and related agreements. Upon the consummation of the transactions contemplated by the merger agreement and related agreements, and MergerCo will cease to exist.
The principal executive offices of MergerCo are c/o Apollo Management Holdings, L.P., 9 West 57th Street, 43rd Floor, New York, New York 10019 with a telephone number of (212) 515-3200.
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THE SPECIAL MEETING
THE SPECIAL MEETING
We are furnishing this proxy statement to the holders of Company common stock as part of the solicitation of proxies by the Board for exercise at the special meeting and at any postponements or adjournments thereof.
Date, Time and Place

The special meeting of Company stockholders will be held on November 29, 2022, at 10:00 a.m. Eastern Time, in a virtual-only meeting format. To access the virtual special meeting, you should visit http://meetnow.global/MFRXD6X. All shareholders are entitled to attend the special meeting; however, you are entitled to participate, meaning you are entitled to vote and submit questions, at the special meeting only if you were a shareholder of record as of the close of business on the record date, or if you were a beneficial owner of Company shares as of the record date and you register in accordance with the instructions below.
Purpose of the Special Meeting

The special meeting is being held for the following purposes:
•
to consider and vote on the merger agreement proposal;

•
to consider and vote on the advisory compensation proposal; and

•
to consider and vote on the adjournment proposal.

A copy of the merger agreement is attached as Annex A to this proxy statement.
Recommendation of the Board

The Board has reviewed and considered the terms and conditions of the merger agreement, the merger and the other transactions. The Board unanimously (i) determined and declared that it is advisable and fair to, and in the best interests of, the Company and Company stockholders, that the Company enter into the merger agreement and consummate the transactions, (ii) approved and declared the advisability of the merger agreement and the consummation of the transactions, including the merger, (iii) recommended that the Company stockholders entitled to vote adopt the merger agreement and (iv) directed that the merger agreement be submitted to the Company’s stockholders entitled to vote for adoption. Accordingly, the Board recommends a vote “FOR” the merger agreement proposal, “FOR” the advisory compensation proposal and “FOR” the adjournment proposal. For a discussion of the factors that the Board considered in determining to recommend the approval of the merger agreement proposal, please see the section of this proxy statement entitled “The Merger — Reasons for the Merger” beginning on page 55.
Registering for the Special Meeting

Stockholders of Record
If you are a record holder of Company common stock (in other words, you held Company common stock in your own name in the stock register maintained by our transfer agent, Computershare), then you do not need to register to virtually attend and participate in the special meeting. You may attend and
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THE SPECIAL MEETING
participate by accessing http://meetnow.global/MFRXD6X and selecting “I have a Control Number”. Enter the control number shown on your proxy card.
Beneficial (“Street Name”) Stockholders
If you hold your shares in “street name” (in other words, your Company common stock is held in the name of your bank, broker or other nominee), you must register in advance to attend and participate in the virtual special meeting. To register in advance, you must first obtain a legal proxy from your bank, broker or other nominee. Once you have received a legal proxy from your bank, broker or other nominee, please email a scan or image of it to our transfer agent and registrar, Computershare, at legalproxy@computershare.com with “Legal Proxy” noted in the subject line. If you request a legal proxy from your bank, broker or other nominee, you should note that the issuance of the legal proxy will invalidate any prior voting instructions you have given and will prevent you from giving any further voting instructions to your bank, broker or other nominee to vote on your behalf and, in that case, you would only be able to vote at the virtual special meeting.
Requests for registration must be received by Computershare no later than 5:00 p.m. Eastern Time, on November 21, 2022. Upon receipt of your legal proxy, Computershare will provide you with a control number by email. Once provided, you can attend and participate in the virtual special meeting by accessing http://meetnow.global/MFRXD6X and selecting “I have a Control Number”. Enter the control number provided by Computershare.
Record Date and Stockholders Entitled to Vote

Only Company stockholders of record at the close of business on October 18, 2022, the record date for the special meeting, will be entitled to notice of, and to vote at, the special meeting and any postponement or adjournment thereof. As of the close of business on the record date, there were 28,383,523 shares of Company common stock outstanding and entitled to vote. Each Company stockholder is entitled to one vote per share of Company common stock held by such Company stockholder on the record date on each of the proposals presented in this proxy statement.
At the virtual special meeting and for 10 days prior to the special meeting, the names of stockholders entitled to vote at the special meeting will be available for inspection for any purpose germane to the meeting, between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time, at the Company’s principal executive offices located at 2000 Westchester Avenue, Purchase, New York 10577, by contacting the Secretary of the Company.
Quorum

The holders of a majority of all of the Company common stock issued and outstanding and entitled to vote at the special meeting, present in person or represented by proxy, constitutes a quorum of stockholders for the transaction of business at the special meeting. Virtual attendance at the special meeting constitutes presence in person for quorum purposes at the special meeting. Abstentions will be counted as shares present for the purposes of determining the presence of a quorum. Broker non-votes will not be counted as shares present for purposes of determining the presence of a quorum unless your bank, broker or other nominee has been instructed to vote on at least one of the proposals presented in this proxy statement.
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THE SPECIAL MEETING
If a quorum is not present or represented at the special meeting of the Company stockholders, the Chairman of the Board or the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the special meeting, without notice, if the time and place of the new meeting and the means of remote communication, if any, by which Company stockholders and proxy holders may be deemed to be present and vote at such adjourned meeting, are announced at the special meeting at which the adjournment is taken. If, however, the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide a notice of the adjourned meeting to each Company stockholder of record entitled to vote at the special meeting. In the event that a quorum is not present at the special meeting, or if there are insufficient votes to adopt the merger agreement at the time of the special meeting, we expect that the special meeting will be postponed or adjourned to solicit additional proxies.
Vote Required

Approval of the Merger Agreement Proposal
The approval of the merger agreement proposal requires the affirmative vote (in person or by proxy) of the holders of a majority of outstanding shares of Company common stock entitled to vote thereon. Under Delaware law and the merger agreement, the receipt of such required vote is a condition to the consummation of the merger. Note that you may vote to approve the merger agreement proposal and vote not to approve the advisory compensation proposal or adjournment proposal and vice versa.
Abstentions, failures to vote (including a failure to authorize a proxy to vote on a Company stockholder’s behalf) and broker non-votes will have the same effect as a vote “AGAINST” the merger agreement proposal.
Approval of the Advisory Compensation Proposal
The approval of the advisory compensation proposal requires the affirmative vote (in person or by proxy) of a majority of the votes cast on such proposal at the special meeting. Assuming a quorum is present at the special meeting, abstentions, failures to vote (including a failure to authorize a proxy to vote on a Company stockholder’s behalf) and broker non-votes will have no effect on the outcome of the advisory compensation proposal.
The vote on the advisory compensation proposal is a vote separate and apart from the vote to approve the merger agreement proposal. Because the vote on the advisory compensation proposal is advisory only, it will not be binding on the Company, the Board, Parent or the surviving corporation. Accordingly, because the Company is contractually obligated to pay the compensation that may be paid or become payable to our named executive officers in connection with the consummation of the merger, if the merger is approved by our stockholders, such compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the vote on the advisory compensation proposal.
Approval of the Adjournment Proposal
The approval of the adjournment proposal requires the affirmative vote (in person or by proxy) of a majority of the votes cast on such proposal at the special meeting. Assuming a quorum is present at the special meeting, abstentions, failures to vote (including a failure to authorize a proxy to vote on a Company stockholder’s behalf) and broker non-votes will have no effect on the outcome of the adjournment proposal. The Company does not intend to call a vote on this proposal if the merger agreement proposal is approved at the special meeting.
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THE SPECIAL MEETING
The vote on the adjournment proposal is a vote separate and apart from the vote to approve the merger agreement proposal. Accordingly, you may vote to approve the merger agreement proposal and vote not to approve the adjournment proposal and vice versa.
Approval of the advisory compensation proposal and the adjournment proposal is not a condition to the consummation of the merger.
A broker “non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner, but does have discretionary voting power over other “routine” items and submits votes for those matters. The Company does not expect any broker non-votes at the special meeting because the rules applicable to banks, brokers and other nominees only provide banks, brokers and other nominees with discretionary authority to vote on proposals that are considered “routine”, whereas each of the proposals to be presented at the special meeting is considered “non-routine”. As a result, no bank, broker or other nominee will be permitted to vote your shares of Company common stock at the special meeting without receiving instructions.
Voting Procedures

Whether or not you plan to attend the virtual special meeting and regardless of the number of shares of Company common stock you own, your careful consideration of, and vote on, the merger agreement is important and we encourage you to vote promptly.
If you are a record holder of Company common stock (in other words, you held Company common stock in your own name in the stock register maintained by our transfer agent, Computershare) and to ensure that your shares of Company common stock are voted at the special meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the virtual special meeting. In order to vote by proxy card, please complete, sign, date and mail the enclosed proxy card in the envelope provided. For your mailed proxy card to be counted, we must receive it before 11:59 p.m. Eastern Time on November 28, 2022. You may also vote by attending the virtual special meeting and voting during the live webcast.
If you hold your shares in “street name” (in other words, your Company common stock is held in the name of your bank, broker or other nominee), you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from the Company. In order to vote, complete and mail the proxy card received from your broker, bank or other nominee to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker. To vote at the virtual special meeting, which will have the same effect as revoking any previously submitted voting instructions, you will need to register in advance. Please see “— Registering for the Special Meeting” above for information on how to register in advance. Without following the voting and/or registration instructions, your common stock held in “street name” will not be voted, which will have the same effect as a vote “AGAINST” the merger agreement proposal and will not have any effect on the advisory compensation proposal and adjournment proposal.
For additional questions about the merger, assistance in submitting proxies or voting, or to request additional copies of this proxy statement or the enclosed proxy card, please contact Morrow Sodali LLC, which is acting as the Company’s proxy solicitation agent in connection with the merger, toll free at (800) 662-5200.
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THE SPECIAL MEETING
Limited Voting by Foreign Owners

To comply with restrictions imposed by federal aviation law on foreign ownership of U.S. airlines, the Company’s certificate of incorporation and by-laws restrict foreign ownership of shares of its Company common stock. The restrictions imposed by federal aviation law (49 U.S.C. §411 02) currently include a requirement that no more than 25% of the Company’s voting stock be owned or controlled, directly or indirectly, by persons who are not “Citizens of the United States”. There is a separate requirement that the Company be under the actual control of Citizens of the United States.
Pursuant to the Company’s by-laws, there is a separate stock record, designated the “Foreign Stock Record” for the registration of Voting Stock that is Beneficially Owned by aliens. “Voting Stock” means all outstanding shares of the Company’s capital stock that the Company may issue from time to time which, by their terms, may vote. “Beneficially Owned” refers to owners of the Company’s securities who, directly or indirectly, have or share voting power and/or investment power.
At no time will ownership of shares of Company common stock representing more than the Maximum Percentage be registered in the Foreign Stock Record. “Maximum Percentage” refers to the maximum percentage of voting power of Voting Stock which may be voted by, or at the direction of, aliens without violating applicable statutory, regulatory or interpretative restrictions or adversely affecting the operating certificates or authorities, in each case, of the Company, Atlas Air, Inc. or Polar Air Cargo Worldwide, Inc. If the Company finds that the combined voting power of Voting Stock then registered in the Foreign Stock Record exceeds the Maximum Percentage, the registration of such shares will be removed from the Foreign Stock Record sufficient to reduce the combined voting power of the shares so registered to an amount not in excess of the Maximum Percentage.
The enclosed proxy card contains a certification that by signing the proxy card the Company stockholder certifies that such stockholder is a “Citizen of the United States” as defined by 49 U.S.C. §40102(a)(15) or that the shares represented by the proxy card have been registered on our Foreign Stock Record.
The Company will promptly deliver a copy of our by-laws to any Company stockholder who writes or calls us at the following address or phone number: Office of the Secretary, Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577, (914) 701-8000.
How Proxies Are Voted

If you complete and submit your proxy card or voting instructions, the persons named as proxies will follow your instructions. If you are a holder of record and you submit a proxy card or voting instructions but do not direct how to vote on each item, the persons named as proxies therein will vote in favor of the merger agreement proposal, the advisory compensation proposal and the adjournment proposal.
Revocation of Proxies

For Company stockholders of record, any time after you have submitted a proxy card and before the proxy card is exercised, you may revoke or change your vote in one of three ways:
•
you may submit a new proxy card bearing a later date (which automatically revokes the earlier proxy or voting instructions) in accordance with the instructions detailed in the section of this proxy statement entitled “The Special Meeting — Voting Procedures”; or

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THE SPECIAL MEETING
•
you may submit a written notice of revocation to the Company’s Secretary at Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577; or

•
you may attend the virtual special meeting and vote during the live webcast. Attendance at the virtual special meeting will not, in itself, constitute revocation of a previously granted proxy.

Please note that if you want to revoke your proxy by sending a new proxy card or a written notice of revocation to the Company, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by the Company prior to the special meeting.
If you hold your shares in “street name”, you will need to revoke or resubmit your proxy through your broker, bank or other nominee and in accordance with its procedures. If your broker, bank or other nominee allows you to submit a proxy via the internet or by telephone, you may be able to change your vote by submitting a new proxy via the internet or by telephone (or by mail). In order to attend the virtual special meeting and vote during the webcast, which will have the same effect as revoking any previously submitted voting instructions, you will need to obtain a legal proxy issued in your name from your broker, bank or other nominee, who is the Company stockholder of record.
Solicitation of Proxies

The Company will bear the cost of soliciting proxies, including the expense of preparing, printing and distributing this proxy statement. In addition to soliciting proxies by mail, telephone or electronic means, we may request brokers to solicit their customers and will, upon request, reimburse them for the reasonable, out-of-pocket costs of forwarding proxy materials in accordance with customary practice and SEC and NASDAQ regulations. We may also use the services of our directors, officers and other employees to solicit proxies, personally or by telephone, without additional compensation. In addition, the Company has retained Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902 to solicit proxies at a total cost to the Company of approximately $45,000, plus reimbursement of customary out-of-pocket expenses.
Adjournments

Although it is not currently expected, the special meeting may be adjourned for the purpose of soliciting additional proxies. If a quorum is not present or represented at the special meeting, the Chairman of the Board or the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the special meeting, without notice, provided that the time and place of the new meeting and the means of remote communication, if any, by which Company stockholders and proxy holders may be deemed to be present and vote at such adjourned meeting, are announced at the special meeting at which the adjournment is taken. If, however, the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, we will provide a notice of the adjourned meeting to each Company stockholder of record entitled to vote at the special meeting. At any subsequent reconvening of the special meeting at which a quorum is present, any business may be transacted that might have been transacted at the special meeting.
Voting by Company Directors, Executive Officers and Principal Securityholders

As of October 18, 2022, the directors and executive officers of the Company beneficially owned in the aggregate 325,199 shares of Company common stock, or approximately 1.1% of the outstanding shares
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THE SPECIAL MEETING
of Company common stock as of October 18, 2022. Although none of the directors or executive officers is obligated to vote to approve the merger agreement proposal, we currently expect that each of these individuals will vote all of his or her shares “FOR” each of the proposals to be presented at the special meeting.
The Company’s directors and executive officers have interests in the merger that may be different from, or in addition to, the interests of the Company stockholders generally. For more information, please see the section of this proxy statement entitled “The Merger — Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 83.
Appraisal Rights

If the merger is consummated, persons who do not wish to accept the merger consideration are entitled to seek appraisal of their shares of Company common stock under Section 262 and, if all procedures described in Section 262 are strictly complied with, to receive payment in cash for the fair value of their shares of Company common stock exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your shares of Company common stock as determined by the Delaware Court may be more or less than, or the same as, the merger consideration that you are otherwise entitled to receive under the merger agreement. These rights are known as “appraisal rights”. This proxy statement serves as a notice of such appraisal rights pursuant to Section 262.
Persons who exercise appraisal rights under Section 262 will not receive the merger consideration they would otherwise be entitled to receive pursuant to the merger agreement. They will receive an amount determined to be the “fair value” of their shares of Company common stock following petition to, and an appraisal by, the Delaware Court. Persons considering seeking appraisal should recognize that the fair value of their shares of Company common stock determined under Section 262 could be more than, the same as or less than the merger consideration they would otherwise be entitled to receive pursuant to the merger agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
A holder of record or a beneficial owner of shares of Company common stock who (i) continuously holds such shares through the effective time, (ii) has not consented to or otherwise voted in favor of the merger or otherwise withdrawn, lost or waived appraisal rights, (iii) strictly complies with the procedures under Section 262, (iv) does not thereafter withdraw his, her or its demand for appraisal of such shares and (v) in the case of a beneficial owner, a person who (A) reasonably identifies in his, her or its demand the holder of record of the shares for which the demand is made, (B) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (C) provides an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the Chancery List (as defined in the section of this proxy statement entitled “The Merger — Appraisal Rights”), will be entitled to receive the fair value of his, her or its shares of Company common stock exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court, together with interest, if any, to be paid upon the amount determined to be the fair value.
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A copy of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Section 262 and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 and is urged to consult his, her or its legal and financial advisors before electing or attempting to exercise such rights. For more information, please see the section of this proxy statement entitled “The Merger — Appraisal Rights”.
Other Matters

Pursuant to the DGCL and the Company’s by-laws, only the matters set forth in the notice of special meeting may be brought before the special meeting.
Assistance

If you have any questions or need assistance in registering, completing your proxy card or have questions regarding the special meeting, please contact Morrow Sodali LLC, which is acting as the Company’s proxy solicitation agent in connection with the merger, toll free at (800) 662-5200. Brokers may call at (203) 658-9400.
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	39

PROPOSAL 1: MERGER AGREEMENT PROPOSAL
PROPOSAL 1: MERGER AGREEMENT PROPOSAL
We are asking holders of Company common stock to vote on a proposal to adopt the merger agreement. You are urged to carefully read this proxy statement in its entirety for more detailed information concerning the merger and the merger agreement, including the information set forth under the sections of this proxy statement captioned “The Merger” and “The Merger Agreement”. A copy of the merger agreement is attached as Annex A to this proxy statement. Approval of this proposal is a condition to the consummation of the merger. In the event this proposal is not approved, the merger cannot be consummated.
The Board recommends a vote “FOR” the approval of the merger agreement proposal.
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PROPOSAL 2
PROPOSAL 2: ADVISORY COMPENSATION
PROPOSAL
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21(c) under the Exchange Act, we are asking holders of Company common stock to approve, by advisory (non-binding) vote, the compensation that may be paid or become payable to our named executive officers in connection with the consummation of the merger. As required by those rules, the Company is asking holders of Company common stock to vote on the approval of the following resolution:
“RESOLVED, that the compensation that may be paid or become payable to the Company’s named executive officers in connection with the consummation of the merger, as disclosed in the table entitled “Potential Payments to Named Executive Officers”, including the associated narrative discussion, and the agreements, arrangements or understandings pursuant to which such compensation may be paid or become payable, are hereby APPROVED.”
The vote on executive compensation payable in connection with the consummation of the merger is a vote separate and apart from the vote to approve the merger agreement proposal. Accordingly, you may vote to approve the merger agreement proposal and vote not to approve such compensation and vice versa. Because the vote is advisory in nature only, it will not be binding on the Company or the Board; as the Company is contractually obligated to pay such compensation, such compensation will be paid or become payable, subject only to the conditions applicable thereto, if the merger is consummated and regardless of the outcome of the advisory vote.
The Board recommends a vote “FOR” the approval of the advisory compensation proposal.
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PROPOSAL 3
PROPOSAL 3: ADJOURNMENT PROPOSAL
The special meeting may be adjourned to another time and place to permit further solicitation of proxies, if necessary, to obtain additional votes to approve the merger agreement proposal. The Company currently does not intend to propose adjournment of the special meeting if there are sufficient votes in favor of the merger agreement proposal.
The Company is asking you to authorize the holder of any proxy solicited by the Board to vote in favor of any adjournment of the special meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the merger agreement proposal at the time of the special meeting.
The Board recommends a vote “FOR” the approval of the adjournment proposal.
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THE MERGER
THE MERGER
Overview

The Company is seeking the adoption by the holders of Company common stock of the merger agreement the Company entered into on August 4, 2022 with Parent and MergerCo. Under the terms of the merger agreement, subject to the satisfaction or (if permissible under applicable law) waiver of specified conditions, MergerCo will be merged with and into the Company, with the Company surviving the merger as a wholly-owned subsidiary of Parent. The Board has unanimously approved and declared advisable the merger agreement, the merger and the other transactions contemplated by the merger agreement and recommends that Company stockholders vote to adopt the merger agreement.
Background of the Merger

As part of their ongoing review of the Company’s business, in concert with financial and legal advisors, the Board and the Company’s senior management team periodically review and evaluate the Company’s business and long-term strategy, competitive position, historical performance, future prospects and opportunities to increase stockholder value. These reviews have included discussions as to whether the Company should continue to execute on its strategy as a stand-alone company, consider alternative capital allocation approaches, pursue various acquisitions or pursue a sale of the Company. As part of these reviews, the Board, together with Company management and with the assistance of the Company’s advisors, has considered from time to time potential alternatives to enhance stockholder value along with the potential benefits and risks of any potential alternative.
On June 1, 2021, the Company received an unsolicited letter from Hill City, JFLCO and Apollo (collectively, the “Consortium”), which included a non-binding proposal to acquire the Company for cash consideration of $83.50 per share, subject to satisfactory completion of due diligence, the negotiation, execution and delivery of mutually satisfactory definitive agreements, approval of definitive agreements by the Board and the Consortium’s investment committees, approval of the transaction by Company stockholders and receipt of customary regulatory and other third-party approvals (the “June 1 Offer”). The June 1 Offer represented a 11.4% premium to the Company common stock’s closing share price of $74.93 on May 28, 2021, the most recent trading day prior to the June 1 Offer.
On June 3, 2021, the Board held a telephonic meeting, with Company management and representatives of Morgan Stanley, the Company’s financial advisor, and Cravath, Swaine & Moore LLP (“Cravath”), the Company’s legal advisor, in attendance, to evaluate the June 1 Offer. Representatives of Cravath reviewed with the Board its fiduciary duties and other legal matters in the context of a review of a potential sale transaction. The Board determined at the meeting that Timothy Bernlohr, a director who had disclosed to the Board that he had a family connection to a principal of a member of the Consortium, could participate in discussions regarding strategic alternatives to the June 1 Offer but would recuse himself from discussions related to the Consortium and the June 1 Offer at the meeting and at subsequent Board meetings. Representatives of Morgan Stanley reviewed with the Board the key financial metrics underlying the June 1 Offer, the Company’s historical stock price performance and a preliminary illustrative financial analysis of the Company, and Company management provided perspectives on the Company’s recent performance and outlook. Following discussion, the Board directed that Company management reject the June 1 Offer on the basis that it did not present sufficient value to Company stockholders.
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THE MERGER
On June 4, 2021, as required by the terms of the Amended and Restated Stockholders Agreement, dated as of March 27, 2019, by and between the Company and Amazon.com, Inc. (“Amazon”) (the “Amazon Stockholders Agreement”), the Company sent a notice to Amazon stating that the Company had received an acquisition proposal.
On June 7, 2021, the Company sent a letter to the Consortium rejecting the June 1 Offer and stating that the June 1 Offer was not at a value that the Board believed provided a basis for discussion with the Consortium regarding a potential transaction.
On February 25, 2022, John Dietrich, Chief Executive Officer of the Company, had a telephone call with Chip Frazier, Portfolio Manager at Hill City, at Mr. Frazier’s initiation. On the call, Mr. Frazier indicated that the Consortium remained interested in exploring a potential acquisition of the Company. Mr. Dietrich indicated that while the Company was not currently looking to pursue a sale, the Company was always open to considering how best to maximize stockholder value. Mr. Dietrich requested that the Company’s Chief Financial Officer, Spencer Schwartz, be present for further discussion on this topic. Later in the same day, Mr. Dietrich and Mr. Schwartz had a follow-up call with Mr. Frazier. Mr. Frazier shared his perspectives regarding the Company’s stock price performance and the drivers behind public investors’ valuations of the Company. Mr. Dietrich and Mr. Schwartz indicated that they would be in touch with Mr. Frazier the following week after discussing with the Board Mr. Frazier’s outreach.
On February 28, 2022, representatives from Morgan Stanley received an unsolicited phone call from a representative of Evercore Group L.L.C. (“Evercore”), the Consortium’s financial advisor. The representative from Evercore indicated that the Consortium remained interested in pursuing an acquisition of the Company and intended to deliver a written acquisition proposal to the Board in the coming days.
On March 2, 2022, the Board held a telephonic meeting, with Company management and representatives of Morgan Stanley and Cravath in attendance, to discuss, among other items, the recent unsolicited approach by the Consortium and potential responses to the approach. The Board determined at the meeting that Mr. Dietrich should convey to the Consortium that the Company was not looking to pursue a sale, but that any formal acquisition proposal submitted by the Consortium would be reviewed by the Board, and that the Board would not be likely to find any proposal of interest unless it presented compelling stockholder value and a substantial premium to the Company’s then all-time high closing share price of $95.78, reached on January 4, 2022.
Following the meeting of the Board on March 2, 2022, Mr. Dietrich and Mr. Schwartz called Mr. Frazier to convey the Board’s message.
Later on March 2, 2022, the Company received a proposal letter from the Consortium, which included a non-binding proposal to acquire the Company for cash consideration of $98.00 per share, subject to satisfactory completion of due diligence, the negotiation, execution and delivery of mutually satisfactory definitive agreements, approval of definitive agreements by the Board and the Consortium’s investment committees, approval of the transaction by Company stockholders and receipt of customary regulatory and other third-party approvals (the “March 2 Offer”). The March 2 Offer represented a 21.2% premium to the Company common stock’s closing share price of $80.84 on March 2, 2022, and a 2.3% premium to its then all-time high closing share price of $95.78.
On March 4, 2022, pursuant to the Amazon Stockholders Agreement, the Company sent notice to Amazon of its receipt of an acquisition proposal.
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On March 14 and 15, 2022, the Board held a regularly scheduled in-person meeting. On March 15, with Company management and representatives of Morgan Stanley and Cravath in attendance, the Board discussed, among other items, the March 2 Offer. Representatives of Cravath reviewed the Board’s fiduciary duties and other legal matters in the context of a review of a potential sale transaction. Representatives of Morgan Stanley reviewed with the Board the March 2 Offer. The representatives of Morgan Stanley also discussed the cyclical nature of the business and risks associated with an evolving macroeconomic environment, including rising inflation, supply chain challenges and geopolitical instability, along with historical trends in the Company’s business and how the Company common stock had traded relative to the Company’s peers in the freight industry. Company management then discussed with the Board management’s strategic plan, including the Base Management Case (as defined in “— Certain Financial Forecasts” beginning on page 62), key assumptions underlying the management strategic plan and key drivers of potential opportunities and risks going forward. Representatives from Morgan Stanley also presented certain preliminary financial analyses of the Company based on the Base Management Case. Following discussion, the Board determined that Mr. Dietrich should convey to the Consortium: that the Board was not looking to pursue a sale of the Company, but is always open to considering what may be in the best interests of Company stockholders; that the Board had carefully considered the March 2 Offer and determined that it was not at a high enough value for the Company to engage with the Consortium regarding a potential transaction; and that any proposal would have to be at a substantial premium to the Company’s recent all-time high stock price of $95.78 to provide a basis for further engagement.
On March 18, 2022, Mr. Dietrich and Mr. Schwartz had a call with Mr. Frazier, during which Mr. Dietrich communicated the Board’s message and determinations, including that the Board had rejected the March 2 Offer.
On March 23, 2022, the Company received a proposal letter from the Consortium, which included a non-binding proposal to acquire the Company for cash consideration of $107.00 per share, subject to satisfactory completion of due diligence, the negotiation, execution and delivery of mutually satisfactory definitive agreements, approval of definitive agreements by the Board and the Consortium’s investment committees, approval of the transaction by Company stockholders and receipt of customary regulatory and other third-party approvals (the “March 23 Offer”). The March 23 Offer represented a 23.6% premium to the Company common stock’s closing share price of $86.60 on March 23, 2022 and a 11.7% premium to its then all-time high closing share price of $95.78.
On March 25, 2022, pursuant to the Amazon Stockholders Agreement, the Company sent notice to Amazon of its receipt of an acquisition proposal.
On March 29, 2022, Mr. Dietrich and Mr. Schwartz called Mr. Frazier to inform him that the March 23 Offer was under review by the Board and Company management.
On March 30, 2022, the Board held a telephonic meeting, with Company management and representatives of Morgan Stanley and Cravath in attendance, to discuss the March 23 Offer. At the meeting, representatives from Cravath reviewed with the Board their fiduciary duties and other legal matters in the context of a review of a potential sale transaction. Representatives from Morgan Stanley reviewed with the Board the March 23 Offer, including how the March 23 Offer compared to the prior offers received from the Consortium. The Board discussed with Company management and the representatives of Morgan Stanley and Cravath various potential ways in which the Company could respond to the March 23 Offer. Following discussion, the Board determined that Mr. Dietrich should inform the Consortium that the Board was not willing to consummate a transaction at the price proposed in the
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March 23 Offer, but that the Board was willing to allow the Consortium to conduct limited due diligence to see if it would be prepared to offer increased value, subject to the Consortium’s agreement to a customary confidentiality agreement (the “Consortium NDA”).
On April 1, 2022, Mr. Dietrich and Mr. Schwartz had a call with Mr. Frazier, during which Mr. Dietrich communicated the Board’s message and determinations to Mr. Frazier and the parties discussed next steps regarding due diligence and the proposed entry into the Consortium NDA.
On April 4, 2022, representatives of the Company provided the Consortium with a draft of the Consortium NDA. Between April 4 and April 12, the parties exchanged drafts of and negotiated the Consortium NDA.
On April 8, 2022, the Board held a telephonic meeting, with Company management and representatives of Morgan Stanley and Cravath in attendance. At the meeting, among other things, the Board reviewed the materials that Company management prepared for a management presentation, including the Seller Case (as defined in “— Certain Financial Forecasts” beginning on page 62), to be delivered to the Consortium at a meeting scheduled for April 12, 2022. The Board also discussed the differences between the Seller Case and the Base Management Case (as described further in “— Certain Financial Forecasts” beginning on page 62).
On April 12, 2022, the Company and funds affiliated with the members of the Consortium executed the Consortium NDA, which did not contain a “don’t ask, don’t waive” provision and contained standstill provisions that would automatically terminate upon the entry by the Company into a definitive acquisition agreement with a third party.
Later on April 12, 2022, representatives of the Company, with representatives of Morgan Stanley in attendance, held a management presentation for, and provided the Seller Case to, representatives of the Consortium and Evercore.
Between April 12 and late May 2022, the Company provided due diligence materials to the Consortium, including through a virtual data room containing initial due diligence materials, and representatives of Company management and Morgan Stanley had numerous calls with representatives of the Consortium and Evercore regarding due diligence.
On May 3, 2022, the Board held a telephonic meeting, with Company management and representatives of Morgan Stanley and Cravath in attendance. Company management and representatives of Morgan Stanley reviewed with the Board the March 23 Offer, as well as the prior offers submitted by the Consortium. The Board discussed with its advisors trends in the U.S. equity and debt markets, and how the Company’s stock price, and the stock prices of its peers in the freight sector, had decreased since the March 23 Offer was submitted. After discussing various alternative approaches to continuing engagement with the Consortium, the Board determined that it was in the best interest of the Company and Company stockholders to continue facilitating the Consortium’s due diligence and to encourage the Consortium to submit an updated proposal after the Company’s earnings call for the first quarter of 2022, scheduled for May 5, 2022.
On May 6, 2022, representatives of Morgan Stanley contacted representatives of Evercore to request that the Consortium submit a revised acquisition proposal representing its best offer.
On May 12, 2022, with the Company’s permission and to facilitate the Consortium’s transaction analysis and to avoid the risk of leaks, the Consortium had a discussion with a leveraged finance team at Morgan
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Stanley regarding the condition of the financing markets, with the understanding that Morgan Stanley and its affiliates would not provide financing to the Consortium or any other potential buyers in a potential strategic transaction with the Company.
On May 19, 2022, the Company received a proposal letter from the Consortium, which included a reaffirmed, non-binding proposal to acquire the Company for cash consideration of $107.00 per share, subject to satisfactory completion of due diligence, the negotiation, execution and delivery of mutually satisfactory definitive agreements, approval of definitive agreements by the Board and the Consortium’s investment committees, approval of the transaction by the Company stockholders and receipt of customary regulatory and other third-party approvals (the “May 19 Offer”). As of the May 19 Offer, the U.S. equity and debt markets had experienced significant downturns since the Consortium had sent its letter containing the March 23 Offer. These downturns coincided with a period of rising interest rates and oil prices, increased inflation and geopolitical instability, resulting in a general decline in the stock prices of the Company and its industry peers in the freight sector relative to earlier periods in the year. In its letter, the Consortium noted that since the March 23 Offer had been communicated, macroeconomic conditions had changed, and that the May 19 Offer, which maintained the $107.00 per share price despite such headwinds, represented a significant increase in the premium offered per share as compared to the March 23 Offer. The May 19 Offer represented a 54.8% premium to the Company common stock’s closing share price of $69.10 on May 18, 2022, and an 11.7% premium to its then all-time high closing share price of $95.78.
On May 24, 2022, Morgan Stanley provided to the Company a disclosure statement identifying prior and current engagements and relationships between Morgan Stanley and affiliates of members of the Consortium.
Later on May 24, 2022, the Board held a telephonic meeting, with Company management and representatives of Morgan Stanley and Cravath in attendance, to discuss, among other items, the May 19 Offer. Company management and representatives of Morgan Stanley reviewed with the Board the May 19 Offer, along with current industry and macroeconomic trends, highlighting the deteriorating market conditions due to strong inflation, rising oil prices and the conflict in Ukraine, which was resulting in higher costs of capital in the U.S. debt and equity markets. Representatives of Cravath reviewed with the Board its fiduciary duties and other legal matters in the context of a review of a potential sale transaction. The Board discussed with Company management and representatives of Morgan Stanley and Cravath potentially initiating an exploratory process involving outreach to additional potential counterparties to a strategic transaction. In an executive session attended by only the Board, Company management and the representatives of Cravath, the Board concluded, following discussion, that Mr. Dietrich and Company management, together with the Company’s advisors, should (i) continue to advance more fulsome due diligence with the Consortium, while continuing to seek to obtain a higher price from the Consortium, and (ii) begin a process of soliciting proposals from a group of other potential acquirors, and to compare those proposals with that received from the Consortium and the Company’s standalone outlook. The Board then directed Company management to begin outreach to a list of potential strategic and financial counterparties identified during the meeting.
On May 25, 2022, representatives of Morgan Stanley called representatives of Evercore to convey that, while the Board was disappointed that the May 19 Offer had not improved in absolute terms upon the March 23 Offer, the Company intended to continue working with the Consortium toward a potential transaction, including by providing access to a virtual data room containing additional due diligence materials. The representatives of Morgan Stanley emphasized that the Board and Company management continued to believe that a higher price was appropriate.
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Between May 25 and May 29, 2022, representatives of Morgan Stanley reached out to a representative of a strategic party that we refer to as “Party A”, a representative of a strategic party that we refer to as “Party B”, a representative of a financial sponsor that we refer to as “Party C”, a representative of a financial sponsor that we refer to as “Party D”, a representative of a financial sponsor that we refer to as “Party E” and a representative of a financial sponsor that we refer to as “Party F”, in each case on behalf of the Company and on a confidential basis to determine if such party would be interested in pursuing a potential strategic transaction with the Company. Each of Party A and Party B informed Morgan Stanley that it was not interested in pursuing a strategic transaction with the Company at that time because such a transaction would not align with the applicable party’s current strategic direction.
Also during this period, Mr. Dietrich and Michael Steen, Executive Vice President and Chief Commercial Officer of the Company, reached out to a representative of a strategic party that we refer to as “Party G”, a representative of a strategic party that we refer to as “Party H” and a representative of a financial sponsor that we refer to as “Party I”, in each case, on a confidential basis to determine if such party would be interested in pursuing a potential strategic transaction with the Company.
Between May 26, 2022 and May 29, 2022, representatives of Morgan Stanley sent draft confidentiality agreements to each of Party C, Party D, Party E, Party F and Party I. Party D subsequently informed Morgan Stanley on May 28, 2022 that it was not interested in pursuing a strategic transaction with the Company, indicating that the opportunity was not the right fit at the time.
Between May 27 and June 7, 2022, the Company and its advisors negotiated and executed confidentiality agreements with Party C, Party E, Party F and Party I, each of which did not contain a “don’t ask, don’t waive” provision and contained standstill provisions that would automatically terminate upon the entry by the Company into a definitive acquisition agreement with a third party.
On May 31, 2022, the Company held its annual meeting of stockholders. At the meeting, Walter Borst, Raymond Conner and George Willis were each elected as new members of the Board, and each of Mr. Bernlohr, Carol Hallett and John Wulff retired from the Board.
Also on May 31, 2022, the Board held an in-person meeting with Company management and representatives of Morgan Stanley and Cravath in attendance via video conference to discuss the status of the ongoing bidding process and next steps.
Throughout June and into late-July 2022, the Company and its advisors provided management presentations and various due diligence materials to each of Party C, Party E, Party F and Party I. Representatives of Company management and Morgan Stanley had numerous calls with representatives of such prospective bidders and their respective financial advisors, as well as with the Consortium and Evercore, regarding due diligence. Also throughout this period, the Board received periodic updates from Company management and the Company’s financial and legal advisors.
On June 9, 2022, representatives of the Company and Morgan Stanley called representatives of each of Party C, Party E, Party F and Party I and requested that the parties each submit an initial acquisition proposal, including a proposed purchase price, by June 16, 2022. The representatives of Morgan Stanley also offered each prospective bidder the opportunity to speak with a leveraged finance team at Morgan Stanley to discuss the condition of the financing market, with the understanding that Morgan Stanley would not provide financing to any of the potential buyers in a potential strategic transaction with the Company.
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Also on June 9, 2022, the Company provided the Consortium access to additional due diligence materials in a virtual data room. The Company continued to provide due diligence materials to the Consortium through late July 2022.
On June 10, 2022, representatives of each of Party G and Party H informed representatives of the Company that the applicable party would not be submitting an acquisition proposal, with Party G and Party H each noting that an acquisition of the Company did not align with its current strategic direction.
On June 13, 2022, a telephonic meeting was held, with Duncan McNabb, the Chairman of the Board, Mr. Dietrich, and the Company’s three newest directors, Messrs. Borst, Conner and Willis, as well as certain members of Company management and representatives of Morgan Stanley and Cravath in attendance, for the purpose of providing the new directors with an overview of the Company’s ongoing exploratory process of soliciting proposals from potential acquirors and the acquisition proposals received to date from the Consortium, including by having the representatives of Morgan Stanley review with the directors certain preliminary financial analyses previously presented to the Board.
On June 15 and June 16, 2022, Party F and Party C, respectively, informed representatives of Morgan Stanley that neither would be submitting an acquisition proposal. Party F noted that the opportunity was not the right fit for its company. Party C noted that it did not believe it would be able to offer a competitive valuation.
Also on June 16, 2022, Party E delivered a letter to the Company that included a non-binding offer to acquire the Company for cash consideration of $100.00 per share, subject to satisfactory completion of due diligence, the execution of a definitive agreement, and approval of the definitive agreement by Party E’s investment committee (the “Party E Offer”). The letter stated that the Party E Offer was not contingent on securing any third-party equity capital commitments, and that Party E expected to fund a component of the purchase price with third-party debt.
Also on June 16, 2022, Party I delivered a letter to the Company that included a non-binding offer to acquire the Company for cash consideration within the range of $95.00 to $110.00 per share, subject to satisfactory completion of due diligence, the execution of a definitive agreement, and formal approval of the definitive agreement by Party I’s investment committee (the “Party I Offer”). The letter indicated that the price per share was presented as a range due to Party I not having completed due diligence into the Company’s contracts and not having finalized the terms of its proposed financing. The letter also expressed skepticism that Party I would be able to obtain the debt financing it required on terms it would find acceptable.
On June 16 and June 17, 2022, representatives of Morgan Stanley held calls with representatives of each of Party E and Party I to discuss the Party E Offer and Party I Offer, respectively, including the factors driving the valuation implied by the applicable offer. The representatives of Party E indicated to Morgan Stanley that the $100.00 per share valuation included in the Party E Offer assumed a fully favorable due diligence investigation based on forecasts presented by Company management and Party E’s ability to obtain acceptable financing terms. The representatives of Party I indicated that the range included in the Party I Offer was contingent upon gaining greater visibility into the Company’s contracted business, improvement in the conditions in the financing markets and its ability to obtain acceptable financing terms, and that each of these components would need to turn out favorably to justify a price at the high end of such range.
On June 18, 2022, following receipt of the Party E Offer and the Party I Offer, pursuant to the Amazon Stockholders Agreement, the Company sent notice to Amazon of its receipt of two acquisition proposals.
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On June 21, 2022, the Board held a telephonic meeting, with Company management and representatives of Morgan Stanley and Cravath in attendance, to discuss, among other items, updates related to the ongoing bidding process, including the Party E Offer and the Party I Offer, and corresponding next steps. Representatives of Cravath reviewed with the Board its fiduciary duties and other legal matters in the context of a review of a potential sale transaction. Company management and representatives of Morgan Stanley provided an update on the ongoing engagement with the Consortium, and representatives of Morgan Stanley reviewed with the Board the Party E Offer and the Party I Offer. Following discussion, the Board directed Company management and the Company’s advisors to: (i) invite Party E and Party I to engage with the Company on a timeline to announce any proposed transaction before the Company’s second quarter earnings release in early August, with a final bid deadline of July 26, 2022, (ii) provide Party E and Party I with the same due diligence information made available to the Consortium, (iii) deliver a draft merger agreement to each of Party E, Party I and the Consortium, (iv) communicate to the Consortium the proposed transaction timeline and July 26 final bid deadline and (v) inform the Consortium about the existence of other prospective bidders.
Later on June 21, 2022, representatives of Morgan Stanley spoke with representatives of each of the Consortium, Party E and Party I to communicate the proposed transaction timing and July 26 final bid deadline, and to discuss providing each party with access to expanded due diligence information.
On June 22, 2022, Party E and Party I were each granted access to a virtual data room containing the Seller Case and other due diligence materials that had been made available to the Consortium.
On June 23, 2022, at the request of directors of the Company, representatives of Morgan Stanley spoke to representatives of a strategic party we refer to as “Party J” to determine if such party would be interested in a potential strategic transaction with the Company. On June 28, 2022, Party J informed representatives of Morgan Stanley that it was not interested in pursuing a potential transaction with the Company at that time as the opportunity did not align with its current strategic direction.
Also on June 28, 2022, Party E informed representatives of Morgan Stanley that Party E was unlikely to increase its offer above $100 per share based on the work it had done to date.
On June 29, 2022, the Board held a telephonic meeting, with Company management and representatives of Morgan Stanley and Cravath in attendance. The Board discussed with its advisors the ongoing diligence processes conducted by the Consortium, Party E and Party I, as well as the draft merger agreement that was proposed to be provided to each prospective bidder. The Board also approved the terms of the proposed form of engagement letter providing for Morgan Stanley’s engagement as the Company’s financial advisor in connection with a potential sale of the Company, which was executed by Company management and representatives of Morgan Stanley on June 30, 2022.
Also on June 29, 2022, a draft of the merger agreement prepared by Cravath was provided to representatives of the Consortium, Party E and Party I. This draft of the merger agreement provided for, among other things: a “go-shop” period of 30 days (with an extension period of up to 15 days); a termination fee payable by the Company of (i) 0.75% of the fully diluted equity value of the Company in the event the merger agreement was terminated for the Company to enter into a superior proposal received during the go-shop period and (ii) 1.5% of the fully diluted equity value of the Company otherwise; a reverse termination fee payable by the prospective buyer of 10% of the fully diluted equity value of the Company; and a “fiduciary out” provision allowing the Board to change its recommendation that Company stockholders approve the merger agreement either upon receipt of a superior takeover
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proposal or if the failure to change such recommendation is inconsistent with the directors’ fiduciary duties under applicable law.
On July 1, 2022, representatives of Morgan Stanley contacted each of the Consortium, Party E and Party I to request a markup of the draft merger agreement by July 18, 2022, and to confirm the request for a final acquisition proposal by July 26, 2022.
On July 6, 2022, representatives of Morgan Stanley informed Antoine Munfakh, as a representative of the Consortium, that the Company had engaged with other prospective bidders that were exploring a potential transaction with the Company in parallel to the Consortium. Mr. Munfakh had previously requested a meeting with Mr. Dietrich to discuss the Company and its prospects. That meeting was scheduled for July 11, 2022.
Between early June and late July 2022, the Company provided its consent to the Consortium to engage in conversations with various debt financing sources to discuss financing terms.
On July 11, 2022, Mr. Dietrich and Mr. Munfakh met for lunch. Mr. Munfakh affirmed the Consortium’s continued interest in acquiring the Company, and noted that significant resources had been devoted to the potential transaction and to advancing due diligence. Mr. Munfakh noted, however, that the Consortium’s most significant challenge was obtaining acceptable financing terms. Mr. Dietrich answered questions that Mr. Munfakh had asked regarding the Company’s business and discussed certain of the Company’s business opportunities. Mr. Munfakh and Mr. Dietrich also discussed the timeline for the bidding process, and Mr. Munfakh indicated he expected the Consortium would be able to submit a draft merger agreement mark-up and final proposal on the timeline provided by the Company.
On July 13, 2022, representatives of Party I informed Morgan Stanley that Party I would not submit a final proposal to acquire the Company, citing that Party I had been unable to secure financing on acceptable terms given the current condition of the financing markets, and that it had been unable to substantiate value anywhere near the top end of the range provided in the Party I Offer. The representatives of Party I inquired as to whether the Company would be willing to delay its timeline for entering into a potential transaction to allow the conditions of the financing market to improve, but the representatives of Morgan Stanley responded, on behalf of the Board, that the Company was seeking to conclude the process prior to its earnings release for the second quarter of 2022, scheduled for early August.
On July 18, 2022, representatives of Party E had informed Morgan Stanley that Party E would not submit a final proposal to acquire the Company, citing the condition of the financing markets and that it was unable to substantiate additional value beyond the $100.00 per share amount set forth in the Party E Offer.
Also on July 18, 2022, the Company issued a press release setting August 5, 2022 as the date of its earnings call for the second quarter of 2022.
On July 19, 2022, representatives of Paul, Weiss, Rifkind, Wharton & Garrison LLP (“Paul Weiss”), the Consortium’s legal advisor, sent a revised draft of the merger agreement to representatives of Cravath on behalf of the Consortium. This draft of the merger agreement reduced the proposed “go-shop” extension period down to five days and also bracketed the go-shop provision as under consideration by the Consortium; it proposed a Company termination fee of 3.5% of the fully diluted equity value of the Company following the go-shop period; it proposed a reverse termination fee of 5% of the fully diluted equity value of the Company; it provided that the Company was to reimburse the Consortium’s transaction
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expenses up to an undetermined value if the deal was terminated due to the Company’s failure to obtain stockholder approval; it provided that the Company would use commercially reasonable efforts to have no less than $700 million in cash and cash equivalents at the closing of the merger; and it revised the “fiduciary out” provision to require that the Company only change its recommendation to Company stockholders with respect to approval of the merger agreement in the event of a conflict with its fiduciary duties upon the occurrence of a material event or development that was neither known nor reasonably foreseeable by the Board prior to the date of the merger agreement, and which is not related to a takeover proposal.
On July 20, 2022, the Board held a telephonic meeting, with Company management and representatives of Morgan Stanley and Cravath in attendance. Representatives of Cravath reviewed with the Board its fiduciary duties and other legal matters in the context of a review of a potential sale transaction. Representatives of Morgan Stanley and Company management updated the Board on Party E’s and Party I’s withdrawal from the bidding process, noting that Party I in particular had cited the conditions of the financing market and its inability to obtain acceptable financing terms in its decision to withdraw. The Board determined that it would continue to engage with the Consortium in advance of receipt of its final acquisition proposal the following week.
On July 22, 2022, Company management held a call with representatives of the Consortium to discuss the Company’s results for the second quarter of 2022, scheduled to be announced on August 5, 2022, and the updated forecast for the remaining quarters of 2022, which information was also provided to the Consortium as part of its due diligence.
On July 22, 2022, representatives of Cravath held a call with representatives of Paul Weiss to discuss the revised draft of the merger agreement received from Paul Weiss on July 19, 2022.
Later on July 22, 2022, representatives of Cravath sent a revised draft of the merger agreement to representatives of Paul Weiss on behalf of the Company. This version of the merger agreement increased the go-shop extension period to 15 days; it proposed a Company termination fee of 1.5% of the fully diluted equity value of the Company following the go-shop extension period; it proposed a reverse termination fee of 10% of the fully diluted equity value of the Company; it removed the Company’s obligation to reimburse the Consortium’s transaction expenses up to an undetermined value if the deal was terminated due to the Company’s failure to obtain stockholder approval; and it removed the provision requiring the Company to use commercially reasonable efforts to have no less than $700 million in cash and cash equivalents at the closing of the merger.
From July 22 until the execution of the merger agreement on August 4, 2022, representatives of Cravath and other legal advisors to the Company (including Hogan Lovells, as regulatory legal counsel to the Company (“Hogan Lovells”), and Pillsbury Winthrop Shaw Pittman LLP, as aircraft legal counsel to the Company) had calls and exchanged correspondence with Paul Weiss and other legal advisors to the Consortium (including KMA Zuckert LLC, as regulatory legal counsel to the Consortium) related to the draft merger agreement and other related draft transaction documentation.
On July 26, 2022, representatives of the Consortium informed representatives of Morgan Stanley that they would not be able to submit a final bid that day, as had been requested by the Company, as they required additional time to finalize the details of the Consortium’s financing package. The Consortium indicated, however, that it expected to submit a final bid later in the week.
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Between July 26 and July 28, 2022, representatives of Morgan Stanley spoke with representatives of the Consortium to communicate the importance of the Consortium providing a bid prior to the Board meeting scheduled for the morning of July 29, 2022.
On the morning of July 29, 2022, representatives of the Consortium delivered to the Board a letter which included a non-binding proposal to acquire the Company for cash consideration of $101.00 per share, subject to the negotiation, execution and delivery of mutually satisfactory definitive agreements, approval of the transaction by Company stockholders and receipt of customary regulatory and other third-party approvals (the “July 29 Offer”). The Consortium further noted in its letter that it had completed its due diligence. In advance of delivering the letter, Mr. Munfakh called Mr. Dietrich to preview the updated bid and explained the decreased bid price relative to the Consortium’s prior bid price was a result of the Consortium’s increased costs and potential inability to obtain acceptable financing terms to the extent required to maintain its previously offered price per share, as well as the Company’s actual results for the second quarter of 2022 and forecast for the remaining quarters of 2022 previously made available to the Consortium. The July 29 Offer represented a 38.0% premium to the Company common stock’s closing share price of $73.19 on July 28, 2022, and a 5.4% premium to its then all-time high closing share price of $95.78.
Also in the morning on July 29, 2022, representatives of Paul Weiss sent a revised draft of the merger agreement to representatives of Cravath on behalf of the Consortium. This draft of the merger agreement reduced the proposed go-shop extension period down to five days and bracketed the go-shop period as under consideration by the Consortium; it increased the Company termination fee to 3.5% of the fully diluted equity value of the Company following the go-shop period; it decreased the reverse termination fee of 5% of the fully diluted equity value of the Company; and it provided that the Company was to reimburse the Consortium’s transaction expenses up to an undetermined value if the deal was terminated due to the Company’s failure to obtain stockholder approval.
Later in the morning of July 29, 2022, the Board held a telephonic meeting, with members of Company management and representatives of Morgan Stanley and Cravath in attendance. Members of Company management summarized negotiations with the Consortium to date and explained to the Board that the Consortium had cited the absorption of increased costs, the difficulties in obtaining acceptable financing terms, the broader macroeconomic climate and the Company’s actual results for the second quarter of 2022 and forecast for the remaining quarters of 2022 previously made available to the Consortium as the predominant factors driving a bid that was lower than the March 23 Offer and the May 19 Offer. Representatives of Cravath reviewed with the Board its fiduciary duties and other legal matters in the context of a review of a potential sale transaction, and representatives of Morgan Stanley reviewed for the Board the terms of the July 29 Offer and presented an updated financial analysis to account for the current state of the financing market and the Company’s performance since the March 23 Offer and the May 19 Offer. Members of the Company management presented to the Board the Updated Management Case (as defined in “— Certain Financial Forecasts”). The Company’s management also discussed their views on the outlook for the Company’s business on a standalone basis. Following discussion, the Board directed that Mr. Dietrich send the Consortium a counteroffer of $105.00 per share, provided that the Consortium respond as soon as possible and that the Consortium finalize its financing commitments by August 2, 2022.
Later in the day on July 29, 2022, Mr. Dietrich talked to Mr. Munfakh on the phone and communicated the Board’s counteroffer of $105.00 per share and the Board’s other messages.
On July 30, 2022, Mr. Munfakh called Mr. Dietrich to provide a counteroffer of $102.50 per share (the “July 30 Offer”), which he confirmed was the highest bid the Consortium would be willing to offer.
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Later in the day on July 30, 2022, the Board held a telephonic meeting, with Company management and representatives of Morgan Stanley and Cravath in attendance. Mr. Dietrich provided the Board with a summary of his conversation with Mr. Munfakh. After discussion and careful deliberation, the Board authorized Company management and the Company’s advisors to move forward with the Consortium’s proposed acquisition price of $102.50 per share in cash, provided that all remaining deal points and documentation could be negotiated with the Consortium and finalized on terms acceptable to the Company prior to the Company’s scheduled earnings announcement date of August 5, 2022.
Later on July 30, 2022, Mr. Dietrich called Mr. Munfakh and communicated the Board’s willingness to move forward with an acquisition at $102.50 per share and agreed to remove the go-shop provision from the merger agreement in exchange for the Consortium’s agreement to certain terms in the merger agreement, including, among other items, (i) a reverse termination fee of 8% of the fully diluted equity value of the Company and (ii) a Company termination fee of 3% of the fully diluted equity value of the Company.
On July 31, 2022, Mr. Dietrich and Mr. Munfakh agreed that the merger agreement would not include a go-shop provision; would include a Company termination fee of 3% of the fully diluted equity value of the Company; and would include a reverse termination fee of 7% of the fully diluted equity value of the Company.
Between July 29, 2022 and August 3, 2022, the Company and its advisors continued to negotiate with the Consortium and its advisors the proposed terms of the merger agreement and other transaction documents, including proposed debt and equity commitment letters and limited guarantees. Throughout this period, the Board received frequent updates from Company management and the Company’s financial and legal advisors.
On August 1, 2022, pursuant to the Amazon Stockholders Agreement, the Company sent notice to Amazon of its receipt of an acquisition proposal.
On August 1, 2022, The Wall Street Journal published an article stating that a group of investors led by Apollo was in advanced talks to acquire the Company. Following the report, the Company’s stock price closed at $84.99 on August 1, 2022, compared to $75.71 on July 29, 2022 (the trading day immediately prior to the reports).
On August 2, 2022, the Consortium confirmed that it had financing commitments in hand from its debt financing sources.
On the evening of August 2, 2022, Bloomberg published an article stating that an investor group led by Apollo had agreed to acquire the Company for around $102.50 per share and a transaction might be announced as soon as later in the week. Following the Bloomberg report, the Company’s stock price closed at $96.78 on August 3, 2022, compared to $87.37 on August 2, 2022 (the trading day ended immediately prior to the Bloomberg report).
Later in the evening on August 3, 2022, the Board held a telephonic meeting, with Company management and representatives of Morgan Stanley and Cravath in attendance. Company management presented an overview of the proposed acquisition of the Company to the Board. A representative of Cravath delivered a legal presentation outlining the terms of the near-final draft of the merger agreement and the near-final drafts of the debt and equity financing documentation, and reviewing with the Board its fiduciary duties. Following the legal presentation, representatives of Morgan Stanley reviewed with the Board its financial
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analyses of the proposed merger consideration based on the Updated Management Case and rendered to the Board its oral opinion, which was subsequently confirmed by delivery of a written opinion, dated August 3, 2022, which is attached to this proxy statement as Annex B, that, as of that date and based on and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth therein, the merger consideration to be received by the holders of shares of Company common stock pursuant to the merger agreement with the Consortium was fair from a financial point of view to such holders of Company common stock. The Board also reviewed an updated disclosure statement from Morgan Stanley identifying prior or current engagements or relationships between Morgan Stanley and affiliates of the Consortium Funds.
After discussion and consideration of a variety of factors, including those discussed in “— Reasons for the Merger” beginning on page 55, the Board resolved to proceed with the proposal from the Consortium and unanimously (i) determined that it is advisable and fair to, and in the best interests of, the Company and the Company stockholders, and declared it advisable that the Company enter into the merger agreement and consummate the transactions, (ii) resolved to approve and declare the advisability of the merger agreement and the consummation of the transactions, including the merger, (iii) resolved to recommend that the Company stockholders entitled to vote adopt the merger agreement and (iv) directed that the merger agreement and the transactions be submitted to Company stockholders entitled to vote for adoption.
Following the meeting of the Board, representatives of the Company and the Consortium finalized and executed the merger agreement and the other transaction documents, including debt and equity commitment letters and limited guarantees.
The following morning, on August 4, 2022, the Company issued a press release announcing the execution of the merger agreement and the proposed terms of the acquisition by the Consortium.
Recommendation of the Board

At the special meeting of the Board on August 3, 2022, after consideration, including of the material factors described in the section below entitled “— Reasons for the Merger”, and detailed discussions with the Company’s management and its legal and financial advisors, at such meeting and prior meetings of the Board, the Board unanimously:
•
determined and declared that it is advisable and fair to, and in the best interests of, the Company and Company stockholders, that the Company enter into the merger agreement and consummate the transactions;

•
approved and declared the advisability of the merger agreement and the consummation of the transactions, including the merger;

•
recommended that the Company stockholders entitled to vote adopt the merger agreement; and

•
directed that the merger agreement be submitted to the Company’s stockholders entitled to vote for adoption.

Reasons for the Merger

As described above in the section entitled “— Background of the Merger”, prior to and in reaching its unanimous determination to (i) declare that it is advisable and fair to, and in the best interests of, the
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Company and Company stockholders, that the Company enter into the merger agreement and consummate the transactions, (ii) approve and declare the advisability of the merger agreement and the consummation of the transactions, including the merger, (iii) recommend that the Company stockholders entitled to vote adopt the merger agreement and (iv) direct that the merger agreement be submitted to the Company’s stockholders entitled to vote for adoption, the Board consulted with and received the advice of its financial advisors and outside legal counsel, discussed certain issues with the Company’s management and considered a variety of factors weighing positively in favor of the merger, the merger agreement and the transactions contemplated thereby, including the following non-exhaustive list of material factors (not necessarily in order of relative importance):
•
the $102.50 per share price of Company common stock to be paid in cash, which represented a premium of approximately:

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57% over the 30-day volume-weighted average trading price per share as of July 29, 2022, the last full trading day prior to published market speculation regarding a potential sale of the Company;

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35% over the unaffected closing stock price on July 29, 2022, the last full trading day prior to published market speculation regarding a potential sale of the Company; and

•
7% over the all-time highest closing price for shares of Company common stock on any day since July 21, 2004;

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the Board’s understanding of the Company’s business, operations, financial condition, earnings, prospects, competitive position and the nature of the industry in which the Company competes;

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the Board’s understanding of the risks and uncertainties in the industry in which the Company competes, and the risks that the Company would face if it continued to operate on a stand-alone public company basis, including:

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risks relating to the air cargo services industry, including, but not limited to, the competitive market for air cargo services, the failure to comply with extensive governmental laws and regulations in the U.S. and abroad and the imposition of more stringent regulations and rules on the air cargo services industry, and the initiatives to address global climate change;

•
risks relating to the operation of the Company, including, but not limited to, the deterioration or disruption in the airfreight market, global economic conditions, financial markets or global supply chains, including the impact of geopolitical events, severe weather, natural disasters or health epidemics, the underutilization of existing aircraft, the failure to deploy or redeploy aircraft with customers at favorable rates or due to the impairment or loss of one or more aircraft, the seasonal nature of global trade flows, the fuel availability and the price volatility;

•
risks relating to the Company’s collective bargaining agreements covering the Company’s pilots and flight dispatchers of Atlas Air, Inc. and Polar Air Cargo Worldwide, Inc., which could result in higher labor costs than those faced by some of the Company’s non-unionized competitors or in a work interruption or stoppage;

•
risks relating to the Company and the customers of its dry leasing aircraft and engines services with respect to obtaining adequate insurance coverage;

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risks relating to compliance with existing and future applicable laws and regulations, especially the rules and regulations applicable to the Company as a U.S. government contractor;

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risks relating to ongoing lawsuits and claims related to alleged pricing practices or other legal and regulatory matters;

•
risks relating to compliance with the Company’s agreements with the U.S. Treasury under the Company’s payroll support program;

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•
risks relating to the Company’s agreements with Amazon.com, Inc. and Amazon Fulfillment Services, Inc. (collectively, “Amazon parties”), including that the Amazon parties may exercise their termination rights under certain agreements with the Company, which may result in the Company’s inability to realize the full benefits of the agreements, the Amazon parties may exercise their right to acquire additional shares of Company common stock pursuant to the warrants granted to the Amazon parties which may, amongst other things, entitle the Amazon parties to appoint a director to the Board, dilute the current ownership interests and adversely affect the market price of Company common stock;

•
risks that revenues from the AMC, which accounted for total operating revenue of approximately 10.5% in 2021, 15.9% in 2020 and 24.6% in 2019, may decline over time and that teaming arrangements may affect the Company’s relative share of AMC flying and the associated revenue;

•
risks relating to the Company’s dry leasing business, including the risk of failure to realize the anticipated strategic and financial benefits of the Company’s dry leasing joint venture with Bain Capital Credit, LP and the risk of default by the Company’s dry lease customers, including, but not limited to, the failure to make timely payments, the failure to maintain insurance and the failure to properly maintain the Company’s aircraft;

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risks relating to the Company’s substantial lease and debt obligations, including aircraft leases and other obligations, which could impair the Company’s financial condition and adversely affect its ability to raise additional capital to fund its aircraft purchases, operations or other capital requirements; and

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other risks and uncertainties, including the risk factors set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and on Form 10-Q for the fiscal quarters ended March 31, 2022 and June 30, 2022;

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the Board’s assessment of potential risks, rewards and uncertainties associated with remaining an independent public company as a possible strategic alternative to the sale of the entire Company (including the potential value to Company stockholders based on the Company’s strategic plan that could be expected to be generated from remaining an independent public company), and the Board’s resulting determination that such alternative did not represent an attractive alternative to the merger;

•
the Board’s consideration of the current state of the economy, debt financing markets and uncertainty surrounding forecasted economic conditions in the near term and the long term, which could negatively affect the Company’s financial performance;

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the fact that the merger consideration is all cash, which provides certainty, immediate value and liquidity to holders of Company common stock, especially when viewed against any internal or external risks and uncertainties associated with the Company’s stand-alone strategy, immediately upon the closing of the merger;

•
the financial analyses reviewed and discussed with the Board by representatives of Morgan Stanley, as well as the oral opinion of Morgan Stanley, subsequently confirmed in writing, which written opinion is attached to this proxy statement as Annex B, rendered to the Board, that as of August 3, 2022, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in Morgan Stanley’s written opinion, the merger consideration to be received by the holders of shares of the Company common stock (other than the excluded shares and appraisal shares) pursuant to the merger agreement was fair from a financial point of view to such holders of shares of the Company common stock, as set forth in such opinion as more fully described below in the section of this proxy statement entitled “— Opinion of the Company’s Financial Advisor”;

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•
the Board’s assessment, taking into account the other factors described herein, of the Company’s value on a stand-alone basis relative to the $102.50 per share of Company common stock to be paid in cash in connection with the merger, and the possibility that the trading price of shares of Company common stock would not reach and sustain such price, or that doing so could take a considerable period of time;

•
the Company’s operating and financial performance and its prospects, including certain prospective forecasts for the Company prepared by the Company’s senior management, which reflect an application of various assumptions of senior management, and the inherent uncertainty of achieving senior management’s prospective forecasts, as set forth below under the section entitled “— Certain Financial Forecasts”, and that as a result the Company’s actual financial results in future periods could differ materially from senior management’s forecasts;

•
the Board’s process for soliciting and responding to offers from the financial and strategic third parties that were believed to be the most willing and able to pay the highest price for the Company, which included contacting, or responding to, 11 potential acquirors, entering into non-disclosure agreements with five potential acquirors, providing management presentations to five potential acquirors, granting access to a data room containing detailed due diligence materials to three potential acquirors, receiving non-binding offers from three potential acquirors and receiving one final proposal, which was from the Consortium, as well as providing Amazon.com, Inc. with an opportunity to make an acquisition proposal by notifying Amazon.com, Inc. of the Company’s receipt of acquisition proposals from third parties as required by the terms of the Amazon Stockholders Agreement, and the fact that, although several of the potential acquirors, including Party E and Party I, had cited the amount of available financing and the terms available in the current condition of the financing markets as reasons for withdrawing from the sale process, the Consortium had obtained committed debt and equity financing for the full amount in cash necessary to fund the aggregate merger consideration, in each case as further described above under the section entitled “— Background of the Merger”;

•
the course and history of competitive arm’s-length negotiations with all three third parties that submitted non-binding offers, which negotiations the Board believed resulted in the Company obtaining the highest price that the Consortium, as the last remaining bidder, was willing to pay for the Company, as evidenced by the Company’s ability to increase the Consortium’s proposed price per share of Company common stock from $83.50 in its June 1, 2021 initial proposal to $102.50 per share in its July 30, 2022 final offer, as further described above under the section entitled “— Background of the Merger”;

•
the Board’s belief that, based on discussions with the Consortium and other potential counterparties, the final proposal submitted by the Consortium represented the best and final offer and the highest price per share of Company common stock that the Consortium or any other potential counterparty would be willing to pay, particularly given the condition of the financing market and broader macroeconomic climate, and any request for a further price increase or solicitation of additional bids from other third parties would have created a meaningful risk that the Consortium might determine not to enter into the transaction and to terminate negotiations, in which event Company stockholders would lose the opportunity to obtain the proposed $102.50 per share of Company common stock in cash being offered;

•
the consolidated financial strength and industry expertise of the Consortium, including the successful track record that Apollo and JFLCO have developed in acquiring other companies;

•
the fact that the merger is not subject to a financing condition, that the Consortium obtained committed debt financing for the merger from reputable financing sources, and that each of the Apollo Funds, the JFLCO Funds and the Hill City Fund have committed to make available and provide to Parent, pursuant to the equity commitment letters, the full amount in cash necessary, along with the committed debt

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financing, to fund the aggregate merger consideration, as further described below in the section entitled “— Financing of the Merger”;
•
the fact that if any portion of the debt financing for the merger becomes unavailable, Parent is required to use reasonable best efforts to obtain alternative financing in an amount sufficient to consummate the merger;

•
the fact that the Apollo Guarantors, certain of the JFLCO Funds and the Hill City Fund have provided certain limited guarantees, which support Parent’s obligation to pay Parent’s termination fee to the extent payable, in favor of the Company as described below in the section entitled “— Financing of the Merger”;

•
the provisions of the merger agreement that permit the Company (i) to seek specific performance of Parent to perform its obligations under the merger agreement, including to use its reasonable best efforts to obtain debt financing, and (ii) if the debt financing is available at closing, to force the equity financing to be funded and to cause the merger to occur;

•
the provisions of the merger agreement that permit the Company, in response to certain unsolicited takeover proposals, to furnish information to and conduct discussions and negotiations with third parties prior to the Company stockholder approval under certain circumstances and, under certain conditions, to accept a superior proposal, and the Company’s corresponding right to terminate the merger agreement (subject to the payment to Parent of the Company termination fee of $97.5 million and certain rights of Parent to match the superior proposal) in order to enter into a definitive agreement providing for the consummation of such superior proposal;

•
the provisions of the merger agreement that permit the Board, prior to obtaining stockholder approval of the merger agreement proposal, to not include, withdraw or modify (or modify, amend or qualify in a matter adverse to Parent) its recommendation in the proxy statement that our stockholders vote to adopt the merger agreement, under certain circumstances relating to a superior proposal or intervening event, subject to payment to Parent of the Company termination fee of $97.5 million if Parent elects to terminate the merger agreement in such circumstances, and that the amount of the Company termination fee is comparable to termination fees in transactions of a similar size, is reasonable, would not likely deter competing bids and would not likely be required to be paid unless the Company entered into a more favorable transaction;

•
the other terms and conditions of the merger agreement and the debt and equity financing documents, which were reviewed by the Board with the Company’s outside legal counsel and financial advisors, and the fact that such terms were the product of arm’s-length negotiations between the parties;

•
the high probability that the merger would be consummated based on, among other things, the absence of a financing contingency and the $227.4 million Parent termination fee, payable to the Company if the merger agreement is terminated in certain circumstances, which payment is guaranteed by the Apollo Guarantors, the JFLCO Funds and the Hill City Fund in accordance with their maximum caps as described in “— Financing of the Merger — Limited Guarantees”, pursuant to the limited guarantees delivered by them, the Consortium members’ ability to complete large acquisition transactions and Apollo’s experience with transactions in the airline industry;

•
the high probability that the merger would be completed in a reasonable timeframe and in an orderly manner, which could reduce the period during which the Company’s business would be subject to the potential uncertainty of closing and related disruption;

•
the fact that resolutions approving the merger were unanimously approved by the Board, which is comprised of a majority of independent directors who are not affiliated with the Company and are not employees of the Company or any of its subsidiaries;

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•
the fact that the merger would be subject to the approval of our stockholders, and our stockholders would be free to reject the merger by voting against the adoption of the merger agreement; and

•
the availability of appraisal rights under the DGCL to Company stockholders who comply with all of the required procedures for perfecting appraisal rights under the DGCL in connection with the merger, including the fact that such stockholders will have the right to demand appraisal and payment of the fair value of their shares as determined by the Delaware Court, as further described in the section entitled “— Appraisal Rights”.

In the course of its deliberations, the Board also considered a variety of risks and other countervailing factors related to the merger agreement and the merger, including the following material factors:
•
the potential upside in the Company’s stand-alone strategic plan;

•
the possibility that the merger might not be completed on the terms or timeline currently contemplated or at all due to a failure of certain conditions, including with respect to the required approval of the transaction by the required regulatory authorities;

•
the risks and costs to the Company if the merger does not close in a timely manner or at all, including:

•
the trading price of Company common stock may decline to the extent that the market price of the Company common stock currently reflects positive market assumptions that the merger will be consummated;

•
the potential negative impact on the Company’s ability to attract, hire and retain key employees, as current and prospective employees may experience uncertainty about their future roles with the Company following the merger;

•
the potential disruption to the Company’s business and distraction of its workforce and management team from day-to-day operations and from pursuing other opportunities that could be beneficial to the Company, in each case without realizing any of the benefits of having the merger completed; and

•
reputational harm to the Company’s relationships with investors, customers, suppliers, business partners and other third parties due to the adverse perception of any failure to successfully complete the merger.

•
the fact that holders of Company common stock will have no ongoing equity interest in the surviving corporation following the merger, meaning that the holders of Company common stock will not (by virtue of their holding Company common stock) participate in the Company’s potential future earnings or growth;

•
the restrictions on the conduct of the Company’s business prior to the consummation of the merger, which may delay or prevent the Company from undertaking certain significant financing transactions and business opportunities that may arise or any other action that it might otherwise take with respect to the operations and strategy of the Company, even if such actions would prove beneficial to the Company;

•
the risk that the parties may incur significant costs and material delays resulting from seeking regulatory approvals and other clearances, consents and approvals necessary for consummation of the merger;

•
the provisions of the merger agreement that restrict the Company’s ability to solicit or participate in discussions or negotiations regarding alternative takeover proposals with third parties, subject to specified exceptions, and that require the Company to negotiate with Parent (if Parent desires to propose revisions to the merger agreement and negotiate) prior to the Company being able to terminate the merger agreement to accept a superior proposal;

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•
the possibility that the Company’s obligation to pay the Company termination fee of $97.5 million to Parent upon the termination of the merger agreement under certain circumstances could discourage other potential acquirors from making an alternative proposal to acquire the Company;

•
the significant costs involved in connection with negotiating the merger agreement and consummating the merger, such as legal, accounting, financial advisory and integration costs, and the fact that if the merger is not consummated, the Company may be required to bear such costs;

•
the possibility that, although the merger provides the Company stockholders the opportunity to realize a premium to the price at which Company common stock traded prior to the public announcement of the merger, the price of Company common stock might have increased in the future to a price greater than the merger consideration;

•
the risk of litigation in connection with the execution of the merger agreement and the consummation of the merger and the other transactions contemplated therein;

•
the fact that an all-cash transaction would be taxable to the holders of common stock that are U.S. holders for U.S. federal income tax purposes; and

•
various other risks associated with the merger and the business of the Company, as more fully described above in the section entitled “Cautionary Statement Regarding Forward-Looking Statements”.

In addition, the Board was aware of and considered the fact that the Company’s directors and executive officers have financial interests in the merger that may be different from, or in addition to, those of the Company stockholders generally, as described more fully below in the section entitled “— Interests of the Company’s Directors and Executive Officers in the Merger”.
The foregoing discussion of the factors considered by the Board is not intended to be exhaustive, but rather includes the material factors considered by the Board. The Board unanimously reached the conclusion to (i) determine and declare that it is advisable and fair to, and in the best interests of, the Company and Company stockholders, that the Company enter into the merger agreement and consummate the transactions, (ii) approve and declare the advisability of the merger agreement and the consummation of the transactions, including the merger, (iii) recommend that the Company stockholders entitled to vote adopt the merger agreement and (iv) direct that the merger agreement be submitted to the Company’s stockholders entitled to vote for adoption in light of the factors described above and other factors that the Board believed were appropriate. In view of the wide variety of factors considered by the Board in connection with its evaluation of the merger and the complexity of these matters, the Board did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision and did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to the ultimate determination of the Board. Rather, the Board made its recommendation based on the totality of the information available to the Board, including discussions with, and questioning of, the Company’s management and its financial and legal advisors. In considering the factors discussed above, individual members of the Board may have given different weights to different factors.
This explanation of the Board’s reasons for its recommendations and other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors described in the section of this proxy statement entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 28.
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Certain Financial Forecasts

Other than annual guidance — including the guidance included in the Company’s press release dated February 17, 2022 and the updates of such guidance in the Company’s press release dated May 5, 2022 (the “2022 earnings guidance”), with respect to revenues, adjusted EBITDA, net income, core capital expenditures and certain other performance measures, some of which guidance the Company presents as a range — the Company does not, as a matter of course, publicly disclose forecasts as to future performance, earnings or other results due to the unpredictability of the underlying assumptions and estimates. However, the Company has included in this proxy statement certain financial forecasts of the Company that, to the extent described herein, were furnished to (i) the Board, the Company’s financial advisor and the Consortium, in connection with the discussions concerning the proposed merger and (ii) certain other parties potentially interested in a transaction with the Company.
These Financial Forecasts (as defined below) were not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial data, published guidelines of the SEC regarding forward-looking statements or generally accepted accounting principles in the United States (“GAAP”). A summary of this information is presented below.
No assurances can be made regarding future events and the estimates and assumptions underlying these financial forecasts involve judgments with respect to, among other things, future economic, competitive, regulatory and financial market conditions and future business decisions that may not be realized and that are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, including, among other things, the inherent uncertainty of the business and economic conditions affecting the industries in which the Company operates, and the risk and uncertainties described under “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 28, all of which are difficult to predict and many of which are outside the control of the Company and, upon consummation of the merger, will be beyond the control of the Consortium and the surviving corporation. Company stockholders are urged to review the Company’s SEC filings for a description of risk factors with respect to the Company’s business. There can be no assurance that the underlying assumptions will prove to be accurate or that the projected results will be realized. Actual results likely will differ, and may differ materially, from those reflected in the Financial Forecasts, whether or not the merger is consummated. The inclusion in this proxy statement of the Financial Forecasts below should not be regarded as an indication that the Company, the Consortium, their respective boards of directors (or equivalent governing bodies) or their respective financial advisors considered, or now consider, these forecasts to be a reliable predictor of future results. The Financial Forecasts are not fact, and neither they nor any underlying assumptions should be relied upon as being indicative of future results. Readers of this proxy statement are cautioned not to place reliance on this information. The Financial Forecasts assume that the Company would continue to operate as a standalone company and do not reflect any impact of the merger, except as described below for the Seller Case.
Investors should also note that these non-GAAP financial measures presented in this proxy statement are not prepared under any comprehensive set of accounting rules or principles and do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. Investors should also note that these non-GAAP financial measures presented in this proxy statement have no standardized meaning prescribed by GAAP and, therefore, have limits in their usefulness to investors. Because of the non-standardized definitions, the non-GAAP financial measures in this proxy statement and the accompanying footnotes may be calculated differently from, and may not be directly comparable to, similarly titled measures used by the Company’s competitors and other companies, or any similarly titled measures used by any member of the Consortium or any of their respective affiliates.
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Due to the inherent limitations of non-GAAP financial measures, investors should consider non-GAAP measures only as a supplement to, not as a substitute for or as a superior measure to, measures of financial performance prepared in accordance with GAAP. The footnotes to the tables below provide certain supplemental information with respect to the calculation of these non-GAAP financial measures.
The Financial Forecasts included in this document have been prepared by, and are the responsibility of, the Company’s management. PricewaterhouseCoopers LLP, the independent auditor has not audited, reviewed, examined, compiled nor applied agreed upon procedures with respect to the accompanying Financial Forecasts and, accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report incorporated by reference in this document relates to the Company’s previously issued financial statements. It does not extend to the Financial Forecasts and should not be read to do so.
The non-GAAP financial measures included in the Financial Forecasts that were approved by the Company for use by Morgan Stanley (consisting of the Updated Management Case and the Company Unlevered Free Cash Flow (as defined below)) were relied upon by Morgan Stanley for its financial analysis in connection with the preparation of its opinion and by the Board for its consideration of the merger. Financial measures provided to a financial advisor in connection with a business combination transaction are not subject to SEC rules regarding disclosures of non-GAAP financial measures. In addition, reconciliations of non-GAAP financial measures were not relied upon by the Board or Morgan Stanley in connection with their respective evaluations of the merger. Accordingly, the Company has not provided a reconciliation of the non-GAAP financial measures included in the Financial Forecasts to the relevant GAAP financial measures.
By including in this proxy statement the Financial Forecasts below, none of the Company or the Consortium members or any of their respective representatives has made or makes any representation to any person regarding the ultimate performance of the Company compared to the information contained in the Financial Forecasts. Accordingly, the Financial Forecasts should not be construed as financial guidance, nor relied upon as such, and the Financial Forecasts may differ in important respects from the 2022 earnings guidance, some of which guidance is presented as a range, and which the Company’s management prepared based on a different set of assumptions. The inclusion of the Financial Forecasts in this proxy statement does not constitute an admission or representation by the Company that the information contained therein is material. The Financial Forecasts summarized in this section reflected the opinions, estimates and judgments of the Company’s management at the time they were prepared and have not been updated to reflect any changes since such Financial Forecasts were prepared. NONE OF THE COMPANY, THE CONSORTIUM MEMBERS OR, AFTER CONSUMMATION OF THE MERGER, THE SURVIVING CORPORATION, UNDERTAKES ANY OBLIGATION, EXCEPT AS REQUIRED BY LAW, TO UPDATE OR OTHERWISE REVISE THE FINANCIAL FORECASTS TO REFLECT CIRCUMSTANCES EXISTING SINCE THEIR PREPARATION, CHANGES IN GENERAL ECONOMIC OR INDUSTRY CONDITIONS OR THE OCCURRENCE OF UNANTICIPATED EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE UNDERLYING ASSUMPTIONS ARE SHOWN TO BE IN ERROR.
The Company’s management prepared nonpublic, unaudited prospective financial information for fiscal years 2022 through 2026 (which we refer to as the “Base Management Case”) for the Company’s internal use, that was first reviewed by the Board at its meeting held on March 15, 2022. The Base Management Case was not made available to the Consortium or the other parties potentially interested in a transaction with the Company.
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The Company’s management also prepared a so-called “Seller Case” that was reviewed by the Board at its meeting held on April 8, 2022 and was also made available to the Consortium and certain other parties potentially interested in a transaction with the Company in the course of their due diligence and in connection with their review of a possible transaction with the Company. The Seller Case reflected certain assumptions with respect to yields, crew costs, crew availability and operating as a private entity.
In addition, in connection with the Company’s evaluation of a proposed transaction in July 2022, the Company’s management updated the Base Management Case (which we refer to as the “Updated Management Case”) to reflect (i) the actual results for the second quarter of 2022 and (ii) an updated forecast for the remaining quarters of 2022 and for fiscal years 2023 through 2026, which updated forecast took into account certain adjustments relating to, among other things, the developments with respect to yields, crew costs, crew availability, fuel costs (which generally impact revenue but do not result in material changes to EBITDAR) and the Company and its subsidiaries entering into new customer agreements. The Updated Management Case was relied upon by the Board in reaching its determination on August 3, 2022 to approve and declare advisable the merger agreement and the transactions contemplated thereby and to recommend that the Company’s shareholders vote to adopt the merger agreement, and was the only forecast prepared by management that was approved by the Company for use by Morgan Stanley in connection with rendering its oral opinion delivered to the Board, which was subsequently confirmed by delivery of a written opinion dated as of August 3, 2022, and performing its financial analysis in connection therewith, as summarized in the section of this proxy statement entitled “— Opinion of the Company’s Financial Advisor” beginning on page 66. The Updated Management Case was not made available in full to the Consortium or the other parties potentially interested in a transaction with the Company, but the actual results for the second quarter of 2022 and the forecast for the remaining quarters of 2022 included in the Updated Management Case were made available to the Consortium in connection with its review of a possible transaction with the Company.
The Base Management Case, the Seller Case and the Updated Management Case are collectively referred to as the “Management Financial Forecasts” and, together with the Company Unlevered Free Cash Flow, the “Financial Forecasts”.
The following table sets forth a summary of the Management Financial Forecasts; the summary of the Management Financial Forecasts is not included in this proxy statement to induce any Company stockholder to vote in favor of approving the merger agreement proposal or approving any other proposals to be voted on at the special meeting:
Base Management Case
	Fiscal Year ending December 31,
($ millions)	2022E	2023E	2024E	2025E	2026E
Operating Revenue	4,353	4,546	4,611	4,653	4,700
Adjusted EBITDAR(1)	1,048	1,034	944	914	876
Adjusted Net Income(2)	477	431	362	357	333
Capital Expenditures	(977)	(536)	(178)	(179)	(174)
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Seller Case
	Fiscal Year ending December 31,
($ millions)	2022E	2023E	2024E	2025E	2026E
Operating Revenue	4,373	4,779	4,855	4,917	4,971
Adjusted EBITDAR(1)	1,042	1,135	1,089	1,066	1,055
Adjusted Net Income(2)	471	508	472	474	469
Capital Expenditures	(977)	(536)	(178)	(179)	(174)
Updated Management Case
	Fiscal Year ending December 31,
($ millions)	2022E	2023E	2024E	2025E	2026E
Operating Revenue	4,853	5,624	5,751	5,786	5,850
Adjusted EBITDAR(1)	1,020	1,073	958	881	875
Adjusted Net Income(2)	458	459	370	331	330
Capital Expenditures	(989)	(536)	(178)	(179)	(174)

(1)
“Adjusted EBITDAR” is defined as adjusted earnings before interest, taxes, depreciation, amortization and rent expense. Adjusted EBITDAR is a non-GAAP financial measure and should not be considered as an alternative to net income or operating income as a measure of operating performance or cash flows or as a measure of liquidity.

(2)
“Adjusted Net Income” is defined as net income, less Coronavirus Aid, Relief and Economic Security Act grant income, customer incentive asset amortization, adjustment to paid time off benefits in connection with the new five-year collective bargaining agreement between the Company and its subsidiaries and its pilots, net noncash expenses and income, unrealized loss (gain) on financial instruments, net other income and income tax effect of reconciling items. Adjusted Net Income is a non-GAAP financial measure and should not be considered as an alternative to net income or operating income as a measure of operating performance or cash flows or as a measure of liquidity.

The following table sets forth a summary of unaudited prospective unlevered free cash flows (as defined in the footnotes below) of the Company for the second half of fiscal year 2022 and fiscal years 2023 through 2026 and a terminal year (the “Company Unlevered Free Cash Flow”), as arithmetically derived by Morgan Stanley based on the Updated Management Case, which derivations were approved by the Company’s senior management for use by Morgan Stanley in connection with rendering its oral opinion delivered to the Board, which was subsequently confirmed by delivery of a written opinion dated as of August 3, 2022, and performing its financial analysis in connection therewith, as summarized in the section of this proxy statement entitled “— Opinion of the Company’s Financial Advisor” beginning on page 66. The summary of the Company Unlevered Free Cash Flow is not included in this proxy statement to induce any Company stockholder to vote in favor of approving the merger agreement proposal or approving any other proposals to be voted on at the special meeting:
Company Unlevered Free Cash Flow
	Fiscal Year ending December 31,					Terminal Year
($ millions)	2H22E	2023E	2024E	2025E	2026E
Unlevered Free Cash Flow(3)	(28)	427	570	566	562	251

(3)
“Unlevered Free Cash Flow” is defined as Adjusted EBITDAR, less rent expense, less unlevered taxes, less capital expenditures, less (plus) increase (decrease) in net working capital, plus deferred taxes. Unlevered Free Cash Flow is a non-GAAP financial measure and should not be considered as an alternative to net income or operating income as a measure of operating performance or cash flows or as a measure of liquidity.

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Opinion of the Company’s Financial Advisor

Morgan Stanley was retained by the Company to act as its financial advisor and to render a financial opinion in connection with a potential sale of the Company. The Company selected Morgan Stanley to act as its financial advisor based on Morgan Stanley’s experience in transactions similar to the merger, qualifications, expertise and reputation and its knowledge of the Company and its business and the industries in which the Company conducts its business. As part of this engagement, the Board requested that Morgan Stanley evaluate the fairness, from a financial point of view, of the merger consideration to be received by the holders of shares of Company common stock (other than the excluded shares and appraisal shares) pursuant to the merger agreement. On August 3, 2022, Morgan Stanley rendered its oral opinion to the Board, which was subsequently confirmed by delivery of a written opinion, dated August 3, 2022, to the effect that, as of the date of such opinion, and based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by Morgan Stanley as set forth in Morgan Stanley’s written opinion, the merger consideration to be received by the holders of shares of the Company common stock (other than the excluded shares and appraisal shares) pursuant to the merger agreement was fair from a financial point of view to such holders of shares of the Company common stock, as set forth in such opinion. The full text of Morgan Stanley’s written opinion to the Board, dated August 3, 2022, is attached as Annex B to this proxy statement and is incorporated by reference into this proxy statement in its entirety. The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by Morgan Stanley in rendering its opinion. Company stockholders are urged to, and should, read the opinion carefully and in its entirety. Morgan Stanley’s opinion was directed to the Board, in its capacity as such, and addressed only the fairness, from a financial point of view, as of the date of the opinion, of the merger consideration to be received by the holders of shares of the Company common stock (other than the excluded shares and appraisal shares) pursuant to the merger agreement. Morgan Stanley’s opinion does not address any other term or aspect of the merger agreement or the transactions or any term or aspect of any other agreement or instrument contemplated by the merger agreement entered into or amended in connection therewith and does not address the relative merits of the merger as compared to any other alternative business transaction, or other alternatives, or whether or not such alternatives could be achieved or are available. It was not intended to, and does not, constitute an opinion or recommendation as to how the holders of Company common stock should vote at the special meeting. The summary of Morgan Stanley’s opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of Morgan Stanley’s opinion.
In arriving at its opinion, Morgan Stanley:
1)
Reviewed certain publicly available financial statements and other business and financial information of the Company;

2)
Reviewed certain internal financial statements and other financial and operating data concerning the Company;

3)
Reviewed certain financial projections prepared by the management of the Company;

4)
Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

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5)
Reviewed the reported prices and trading activity for the Company common stock;

6)
Compared the financial performance of the Company and the prices and trading activity of the Company common stock with that of certain other publicly-traded companies comparable with the Company, and their securities;

7)
Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

8)
Participated in certain discussions and negotiations among representatives of the Company and Parent and certain parties and their financial and legal advisors;

9)
Reviewed the merger agreement, the commitment letters from certain lenders (the “reviewed commitment letters”) and certain related documents; and

10)
Performed such other analyses, reviewed such other information and considered such other factors as Morgan Stanley deemed appropriate.

In arriving at its opinion, Morgan Stanley assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to Morgan Stanley by the Company, and formed a substantial basis for Morgan Stanley’s opinion. With respect to the financial projections, Morgan Stanley assumed that they had been reasonably prepared on bases reflecting the best then-currently available estimates and judgments of the management of the Company of the future financial performance of the Company. In addition, Morgan Stanley assumed that the merger will be consummated in accordance with the terms set forth in the merger agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that Parent will obtain financing in accordance with the terms set forth in the reviewed commitment letters and that the definitive merger agreement would not differ in any material respect from the draft thereof furnished to Morgan Stanley. Morgan Stanley assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed merger. Morgan Stanley noted that it is not a legal, tax or regulatory advisor. Morgan Stanley is a financial advisor only and relied upon, without independent verification, the assessment of the Company and its legal, tax or regulatory advisors with respect to legal, tax or regulatory matters. Morgan Stanley expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors, or employees, or any class of such persons, relative to the merger consideration to be received by the holders of shares of the Company common stock in the transaction. Morgan Stanley did not make any independent valuation or appraisal of the assets or liabilities of the Company, nor was Morgan Stanley furnished with any such valuations or appraisals. Morgan Stanley’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Morgan Stanley as of August 3, 2022. Morgan Stanley noted that its opinion is not a solvency opinion and did not in any way address the solvency or financial condition of the Company and whether other strategic alternatives existed for the Company or whether such alternatives were available. Morgan Stanley did not express any view on, and its opinion did not address, any other term or aspect of the merger agreement or the transactions contemplated thereby or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection therewith. Events occurring after such date may affect Morgan Stanley’s opinion and the assumptions used in preparing it, and Morgan Stanley did not assume any obligation to update, revise or reaffirm its opinion.
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Summary of Financial Analyses
The following is a summary of the material financial analyses performed by Morgan Stanley in connection with its oral opinion and the preparation of its written opinion letter dated August 3, 2022 to the Board. The following summary is not a complete description of Morgan Stanley’s opinion or the financial analyses performed and factors considered by Morgan Stanley in connection with its opinion, nor does the order of analyses described represent the relative importance or weight given to those analyses. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses used by Morgan Stanley, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. The analyses listed in the tables and described below must be considered as a whole; considering any portion of such analyses and of the factors, without considering all analyses and factors reviewed, could create a misleading or incomplete view of the process underlying Morgan Stanley’s opinion. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before July 29, 2022, the last unaffected trading day prior to media speculation regarding a potential transaction.
In performing the financial analyses summarized below and in arriving at its opinion, Morgan Stanley, at the direction of the Board, used and relied upon certain financial projections provided by Company management on July 23, 2022 and referred to in this proxy statement as the Updated Management Case. For more information, see the section entitled “The Merger — Certain Financial Forecasts”.
Certain of the following terms are used throughout this summary of financial analyses:
•
“AAV” refers to adjusted aggregate value, calculated as fully diluted market capitalization plus total debt, including capitalized operating lease liabilities, plus preferred stock, plus non-controlling interest, less cash and cash equivalents (including marketable securities and short-term investments).

•
“AV” refers to aggregate value, calculated as fully diluted market capitalization plus total debt, excluding capitalized operating lease liabilities, plus preferred stock, plus non-controlling interest, less cash and cash equivalents (including marketable securities and short-term investments).

•
“EBIT” refers to earnings before interest and taxes.

•
“EBITDA” refers to earnings before interest, taxes, depreciation and amortization.

•
“EBITDAR” refers to earnings before interest, taxes, depreciation, amortization and rent expense.

Discounted Cash Flow Analysis.
Morgan Stanley performed a discounted cash flow analysis, which is designed to provide an implied value of a company by calculating the present value of the estimated future unlevered free cash flows and terminal value of a company. Morgan Stanley calculated a range of implied values per share of Company common stock based on estimates of future unlevered free cash flows for the second half of fiscal year 2022 and each of the fiscal years 2023 through 2026 contained in the Updated Management Case. For purposes of this analysis, unlevered free cash flows were calculated as EBITDAR, less rent expense, less unlevered cash tax expense, less change in net working capital, less capital expenditures, plus deferred taxes.
For purposes of this analysis, Morgan Stanley utilized a ratio comparing estimated AAV of the Company to the EBITDAR of the Company for fiscal year 2026, which ratio Morgan Stanley referred to as “LTM Exit AAV / EBITDAR”. Morgan Stanley calculated terminal values for the Company by applying a range of multiples of LTM Exit AAV / EBITDAR of 4.25x to 5.25x, based on Morgan Stanley’s professional
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judgment, to the EBITDAR of the Company for the calendar year 2026. Morgan Stanley then adjusted the terminal value for the capitalized operating leases at December 31, 2026 (based on the Updated Management Case) and discounted the unlevered free cash flows and terminal value to present value as of June 30, 2022 using mid-year convention and a range of discount rates from 6.3% to 7.3%, to reflect an estimate of the Company’s weighted average cost of capital.
Based on this analysis, Morgan Stanley derived a range of estimated implied values per share of Company common stock of $93.00 to $113.00, rounded to the nearest dollar, as compared to the consideration offered and payable pursuant to the merger agreement of $102.50 per share.
Implied Equity Value Per Share Range for the Company
4.25x – 5.25x LTM Exit AAV/EBITDAR	$93.00 – $113.00
Discounted Equity Value Analysis.
Morgan Stanley performed a discounted equity value analysis, which is designed to provide insight into a theoretical estimate of the future implied value of a company’s common equity as a function of that company’s estimated future earnings. The resulting equity value is subsequently discounted to arrive at an estimate of the implied present value for such company’s potential future per share equity value. In connection with this analysis, Morgan Stanley calculated a range of implied present per share equity values per share on a stand-alone basis for the Company.
To calculate the discounted per share equity value for the Company, Morgan Stanley utilized estimated EBITDAR for the next 12 months (which we refer to as “NTM”) following December 31, 2022 of $1,073 million and December 31, 2023 of $958 million based on the Updated Management Case. Based upon the application of its professional judgment and experience, Morgan Stanley applied a range of multiples of AAV to NTM EBITDAR for the 12-month periods following December 31, 2022 and December 31, 2023 of 3.5x to 4.5x, and discounted the resulting equity values to June 30, 2022 at a discount rate of 9.3% based on Morgan Stanley’s estimate of the Company’s then-current cost of equity. Based on this analysis, Morgan Stanley derived ranges of estimated implied values per share of Company common stock of $59.00 to $93.00, rounded to the nearest dollar, discounted as of December 31, 2022 and $54.00 to $82.00, rounded to the nearest dollar, discounted as of December 31, 2023, and each as compared to the consideration offered and payable pursuant to the merger agreement of $102.50 per share.
Implied Equity Value Per Share Range for the Company
3.5x – 4.5x NTM EBITDAR as of 12/31/2022	$59.00 – $93.00
3.5x – 4.5x NTM EBITDAR as of 12/31/2023	$54.00 – $82.00
Publicly Traded Comparable Companies Analysis.
Morgan Stanley performed a publicly traded comparable companies analysis, which attempts to provide an implied value of a company by comparing it to similar companies that are publicly traded. Morgan Stanley reviewed and compared, using publicly available information, certain future financial information for the Company with corresponding future financial information, ratios and public market multiples for other companies that shared certain similar characteristics to the Company (the “Comparable
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Companies”). For purposes of this analysis, Morgan Stanley analyzed the ratios comparing the AAV to EBITDAR (“AAV / EBITDAR”), for calendar years 2022 and 2023, based on consensus estimates, of the following companies:
•
The Company

•
Air Transport Services Group, Inc. (“ATSG”)

•
Heartland Express, Inc. (“Heartland”)

•
Knight-Swift Transportation Holdings Inc. (“Knight-Swift”)

•
Werner Enterprises, Inc. (“Werner”)

•
ArcBest Corporation (“ArcBest”)

•
Yellow Corporation (“Yellow”)

•
A.P. Møller — Mærsk A/S (“A.P.”)

•
Hapag-Lloyd Aktiengesellschaft (“Hapag-Lloyd”)

•
COSCO SHIPPING Holdings Co., Ltd. (“COSCO”)

•
Evergreen Marine Corporation (Taiwan) Ltd. (“Evergreen”)

Results of the analysis were presented for the Comparable Companies, as indicated in the following tables:
AAV / EBITDAR 2022 / 2023
ATSG	5.7x / 5.2x
Heartland	5.0x / 5.1x
Knight-Swift	5.6x / 6.3x
Werner	4.7x / 4.9x
ArcBest	3.6x / 3.9x
Yellow	4.1x / 4.2x
A.P.	1.7x / 3.7x
Hapag-Lloyd	3.3x / 7.3x
COSCO	0.8x / 1.7x
Evergreen	1.1x / 2.5x
Comparable Companies Mean	3.6x / 4.5x
Comparable Companies Median	3.8x / 4.5x
The Company	3.9x / 4.0x
Based on its analysis of the relevant metrics for each of the Comparable Companies and taking into consideration the different business, financial and operating characteristics of the Comparable Companies as compared to the Company and considering historical trading multiples of the Company and upon the application of its professional judgment, Morgan Stanley selected representative ranges of AAV / EBITDAR multiples for fiscal year 2022 of 3.5x to 4.5x and applied these ranges of multiples to estimates of fiscal year 2022 EBITDAR of $1,020 million and $1,043 million, based on the estimated EBITDAR provided by the Company management in the Updated Management Case and consensus estimates from Capital IQ as of July 29, 2022, respectively. Morgan Stanley derived a range of an implied
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per share price as follows, each rounded to the nearest dollar, as compared to the merger consideration payable pursuant to the Merger Agreement of $102.50 per share:
Implied Value Per Share Range the Company
Management 3.5x – 4.5x AAV / 2022E EBITDAR	$61.00 – $92.00
Consensus 3.5x – 4.5x AAV / 2022E EBITDAR	$64.00 – $95.00
No company utilized in the publicly traded comparable companies analysis is identical to the Company and hence the foregoing summary and underlying financial analyses involved considerations and judgments concerning differences in financial and operating characteristics and other factors that could affect the public trading or other values of the companies to which the Company was compared. In evaluating Comparable Companies, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company, such as the impact of competition on the business of the Company and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of the Company or the industry or in the financial markets in general. Mathematical analysis is not in itself a meaningful method of using publicly traded comparable companies data.
Other Information
Morgan Stanley observed additional factors that were not considered part of Morgan Stanley’s financial analysis with respect to its opinion, but which were noted as reference data for the Board, including the following information described below under the sections entitled “— Historical Trading Range”, “— Equity Research Analysts’ Future Price Targets”, “— Illustrative Leveraged Buyout Analysis” and “— Precedent Transactions Analysis”.
Historical Trading Range.
For reference only, Morgan Stanley reviewed the range of closing prices of the Company common stock over the 52-week period ended on July 29, 2022, the last full trading day prior to media speculation regarding a potential sale of the Company. For the 52-week period reviewed, Morgan Stanley observed that the high and low closing prices of the Company common stock were $59.00 and $96.00 per share, rounded to the nearest dollar, respectively.
Equity Research Analysts’ Future Price Targets.
For reference only, Morgan Stanley reviewed future public market trading price targets for the Company common stock prepared and published by seven equity research analysts prior to July 29, 2022, the last full trading day prior to media speculation regarding a potential sale of the Company. These forward targets reflected each analyst’s estimate of the 12-month future public market trading price of the Company common stock. Morgan Stanley also discounted such 12-month future market trading price estimates by the estimated cost of equity of 9.3% for the Company. Based on the foregoing, the indicative discounted value range of the research analysts’ price targets for the Company, rounded to the nearest dollar, was $49.00 to $119.00 per share.
The public market trading price targets published by equity research analysts do not necessarily reflect current market trading prices for the Company common stock and these estimates are subject to uncertainties, including the future financial performance of the Company, and future financial market conditions.
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Illustrative Leveraged Buyout Analysis.
For reference only, Morgan Stanley performed a hypothetical leveraged buyout analysis to determine the prices at which a financial sponsor might effect a leveraged buyout of the Company. Morgan Stanley based its analysis on the Updated Management Case. Based on its professional judgment and experience, Morgan Stanley assumed (i) a transaction date of June 30, 2022 and an investment period ending December 31, 2026, (ii) a target range of annualized internal rates of return for the financial sponsor of 12.5% to 17.5%, (iii) a 50% debt-to-capitalization ratio and (iv) a range from 4.25x to 5.25x of AAV / LTM EBITDAR exit multiples. Based on these calculations, this analysis indicated a range of implied equity value per share of Company common stock, rounded to the nearest dollar, of $59.00 to $85.00 per share.
Precedent Transactions Analysis.
For reference only, Morgan Stanley performed a precedent transactions analysis, which attempts to provide an implied value of a company based on publicly available financial terms of selected precedent transactions. Based on Morgan Stanley’s professional judgment and experience, the transactions Morgan Stanley deemed most relevant and reviewed for purposes of this analysis included the acquisition of Southern Air Holdings (“Southern Air”) by the Company in April 2016 and the acquisition of Omni Air Internal LLC (“Omni”) by Air Transport Services Group (“ATSG”) in October 2018.
The selected precedent transactions varied significantly based upon company scale, business risks, growth prospects and geography, as well as the prevailing market environment at the time of such transactions. Based on its professional judgment and experience and taking into consideration, among other things, (i) the observed multiples (identified in the table below) for the precedent transactions listed above, and (ii) the prevailing market environment for the valuation and performance of the companies in the Company’s industry at the time of each transaction as compared to the current prevailing market trends, Morgan Stanley applied AV / EBITDA multiples of 5.3x and 5.8x to the Company’s average annual EBITDA for the past three years of $805 million. Based on this analysis, Morgan Stanley calculated estimated implied values per share of Company common stock of $82.00 and $93.00, each rounded to the nearest dollar, as compared to the consideration payable pursuant to the merger agreement of $102.50 per share.
	Selected Precedent Transaction Multiple	Implied Equity Value Per Share for the Company
Acquisition of Southern Air by the Company	5.3x	$82.00
Acquisition of Omni by ATSG	5.8x	$93.00
No company or transaction utilized in the precedent transactions analysis is identical to the Company or the merger. In evaluating the precedent transactions, Morgan Stanley made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company, such as the impact of competition on the Company’s business or the industry generally, industry growth, and the absence of any adverse material change in the financial condition or prospects of the Company or the industry, or in the financial markets in general.
General
In connection with the review of the merger by the Board, Morgan Stanley performed a variety of financial and comparative analyses for purposes of rendering its opinion. The preparation of a financial opinion is
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a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Morgan Stanley considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered. Morgan Stanley believes that selecting any portion of its analyses, without considering all analyses as a whole, would create an incomplete view of the process underlying its analyses and opinion. In addition, Morgan Stanley may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions. As a result, the range of valuations resulting from any particular analysis described above should not be taken to be Morgan Stanley’s view of the actual value of the Company.
In performing its analyses, Morgan Stanley made numerous assumptions with respect to industry performance, general business, regulatory, economic, market and financial conditions and other matters, many of which are beyond the control of the Company. These include, among other things, the impact of competition on the business of the Company and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of the Company and the industry, and in the financial markets in general. Any estimates contained in Morgan Stanley’s analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.
Morgan Stanley conducted the analyses described above solely as part of its analysis of the fairness from a financial point of view of the merger consideration to be received by the holders of shares of the Company common stock (other than the excluded shares and appraisal shares) pursuant to the merger agreement, and in connection with the delivery of its opinion dated August 3, 2022 to the Board.
The merger consideration was determined through arm’s-length negotiations between the Company and Parent, and was approved by the Board. Morgan Stanley acted as financial advisor to the Board during these negotiations but did not, however, recommend any specific consideration to the Company or the Board, nor opine that any specific consideration constituted the only appropriate consideration for the merger.
Morgan Stanley’s opinion and its presentation to the Board was one of many factors taken into consideration by the Board in deciding to approve the execution, delivery and performance by the Company of the merger agreement and the transactions contemplated thereby. Consequently, the analyses as described above should not be viewed as determinative of the opinion of the Board with respect to the merger consideration pursuant to the merger agreement or of whether the Board would have been willing to agree to different consideration. Morgan Stanley’s opinion was approved by a committee of Morgan Stanley investment banking and other professionals in accordance with its customary practice.
The Board retained Morgan Stanley based on Morgan Stanley’s qualifications, experience and expertise and its familiarity with the Company. Under the terms of its engagement letter dated June 30, 2022, Morgan Stanley provided the Company financial advisory services and an opinion, described in this section and attached to this proxy statement as Annex B, in connection with the merger. As compensation for Morgan Stanley’s financial advisory services, the Company has agreed to pay Morgan Stanley a fee, a substantial portion of which is contingent upon the closing of the merger, of approximately $60 million (the “Morgan Stanley Transaction Fee”). As compensation for Morgan Stanley rendering a financial opinion to the Board, the Company paid Morgan Stanley a fee equal to $3 million, which will be credited against the Morgan Stanley Transaction Fee payable if the merger is consummated. The Company has also agreed to reimburse Morgan Stanley for its reasonable out-of-pocket expenses incurred from time to
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time in connection with this engagement. In addition, the Company has agreed to indemnify Morgan Stanley and its affiliates, its and their respective directors, officers, employees and agents and each other person, if any, controlling Morgan Stanley or any of its affiliates, against any losses, claims, damages or liabilities related to, arising out of or in connection with this engagement, and to reimburse for all reasonable expenses as they are incurred in connection with investigating, preparing, pursuing or defending any action, claim, suit, investigation or proceeding related to, arising out of or in connection with this engagement.
In the two years prior to the date of its opinion, Morgan Stanley has provided certain financial advisory and financing services (i) to the Company, for which Morgan Stanley or its affiliates has received, in the aggregate, compensation of less than $2 million, and (ii) to Apollo Global Management, Inc. (which Morgan Stanley understands manages the investment funds that hold a significant equity ownership interest in Parent) and certain of its affiliates and their affiliated funds’ respective majority-controlled portfolio companies (collectively, the “Apollo Related Entities”), for which Morgan Stanley or its affiliates has received, in the aggregate, compensation of between $40 million and $65 million. Morgan Stanley may also seek to provide financial advisory and financing services to the Company, Parent, Apollo Global Management, Inc., the Apollo Related Entities, JFLCO (which Morgan Stanley understands ultimately holds a significant equity ownership interest in Parent) and certain of its affiliates and their affiliated funds’ respective majority controlled portfolio companies (collectively, the “JFLCO Related Entities”) and Hill City (which Morgan Stanley understands ultimately holds a significant equity ownership interest in Parent) and certain of its affiliates and their affiliated funds’ respective majority controlled portfolio companies (collectively, the “Hill City Related Entities”) in the future and would expect to receive fees for the rendering of these services. In addition, Morgan Stanley, its affiliates, directors or officers, including individuals working with the Company in connection with the transaction, may have committed and may commit in the future to invest in private equity funds managed by Apollo Global Management, Inc., JFLCO or Hill City.
Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Its securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, debt or equity securities or loans of Apollo Global Management, Inc., the Apollo Related Entities, JFLCO, the JFLCO Related Entities, Hill City, the Hill City Related Entities, Parent, the Company and their respective affiliates, or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument.
Certain Effects of the Merger

If the Company stockholder approval is obtained, the other conditions to the closing of the merger are either satisfied or (to the extent permitted by law) waived and the merger is consummated, MergerCo will be merged with and into the Company upon the terms set forth in the merger agreement and in accordance with the DGCL. As the surviving corporation in the merger, the Company will continue to exist following the merger as a wholly-owned subsidiary of Parent.
At the effective time, each share of common stock issued and outstanding immediately prior to the effective time (other than excluded shares and appraisal shares) will be canceled and converted into the
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right to receive $102.50 in cash, without interest and less any applicable withholding taxes. Company stockholders who properly and validly exercise and do not withdraw their appraisal rights will have a right to receive payment of the “fair value” of their shares as determined pursuant to an appraisal proceeding, as contemplated by the DGCL. For more information, please see the section of this proxy statement entitled “— Appraisal Rights”. Following the merger, all of the common stock will be beneficially owned by Parent, and none of the current holders of common stock will, by virtue of the merger, have any ownership interest in, or be a stockholder of, the Company, the surviving corporation or Parent. As a result, the current holders of common stock will no longer benefit from any increase in the value, nor will they bear the risk of any decrease in the value, of the Company. Following the merger, Parent will benefit from any increase in the Company’s value and also will bear the risk of any decrease in the Company’s value.
Please see the section of this proxy statement entitled “The Merger Agreement — Consideration to be Received in the Merger” beginning on page 96.
For information regarding the effects of the merger on the Company’s outstanding long-term incentive awards, please see the section below entitled “— Interests of the Company’s Directors and Executive Officers in the Merger” beginning on page 83 and the section of this proxy statement entitled “The Merger Agreement — Treatment of Company Long-Term Incentive Awards” beginning on page 96.
Shares of Company common stock are currently registered under the Exchange Act and listed on NASDAQ under the trading symbol “AAWW”. Following the consummation of the merger, shares of Company common stock will no longer be traded on NASDAQ or any other public market. In addition, the registration of Company common stock under the Exchange Act is expected to be terminated, and, upon such termination, the Company will no longer be required to file periodic and other reports with the SEC with respect to the Company common stock.
Effects on the Company if the Merger Is Not Consummated

In the event that the Company stockholder approval is not obtained or if the merger is not consummated for any other reason, Company stockholders will not receive any payment for their shares of Company common stock in connection with the merger. Instead, the Company will remain an independent public company, the Company common stock will continue to be listed and traded on NASDAQ, the Company common stock will continue to be registered under the Exchange Act and the Company stockholders will continue to own their shares of Company common stock and will continue to be subject to the same general risks and opportunities as they currently are with respect to ownership of the Company common stock.
If the merger is not consummated, there is no assurance as to the effect of these risks and opportunities on the future value of your Company common stock, including the risk that the market price of Company common stock may decline to the extent that the current market price of the Company common stock reflects a market assumption that the merger will be consummated. If the merger is not consummated, there is no assurance that any other transaction acceptable to the Company will be offered or that the business, operations, financial condition, earnings or prospects of the Company will not be adversely impacted. Pursuant to the merger agreement, under certain circumstances the Company is permitted to terminate the merger agreement in order to enter into an alternative transaction. Please see the section of this proxy statement entitled “The Merger Agreement — Termination of the Merger Agreement” beginning on page 118.
Under certain circumstances, if the merger is not consummated, the Company may be obligated to pay to Parent a $97.5 million termination fee and, under certain other specified circumstances, Parent will be
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required to pay the Company the Parent termination fee of $227.4 million. Please see the section of this proxy statement entitled “The Merger Agreement — Termination Fees” beginning on page 120.
Financing of the Merger

We anticipate that the total amount of funds necessary to consummate the merger (including amounts needed to pay the aggregate merger consideration and pay all fees, costs and expenses required to be paid by Parent or MergerCo at or prior to the closing of the merger in connection with the transactions) will be approximately $5.113 billion in the aggregate, which will be funded via equity financing and debt financing as described below, and available cash on our balance sheet, if any. We anticipate that the total funds available to Parent and MergerCo to pay the amounts described above will be up to $3.213 billion in the aggregate of equity financing pursuant to the equity commitment letters provided by each of the Consortium Funds and an aggregate amount of $1.9 billion of debt financing. Parent does not anticipate requiring additional sources of funding in order to consummate the merger. Parent has received a portion of the aggregate equity commitment for the equity financing from each of the Consortium Funds as described below in the section entitled “— Equity Financing” and debt commitments for the debt financing from the debt financing sources as described below in the section entitled “— Debt Financing”.
The consummation of the merger is not conditioned on Parent’s receipt of any financing.
Equity Financing
Pursuant to the equity commitment letters, the Apollo Funds, JFLCO Funds and Hill City Fund have committed to contribute or cause to be contributed to Parent an aggregate amount in cash equal to $3.213 billion (or such lesser amount that, together with the debt financing and our and our subsidiaries’ available cash on the closing date (if any), suffices to fully fund the payment of the aggregate merger consideration to and pay all fees, costs and expenses required to be paid by Parent or MergerCo as set forth in the merger agreement), solely to fund the obligations thereunder.
Funding of the equity commitment by each of the Consortium Funds is subject to the terms, conditions and limitations set forth in the equity commitment letters, each of which include: (i) the satisfaction in full or valid waiver, on or before the closing of the merger, of all of the conditions precedent to the obligations of Parent and MergerCo (other than those conditions precedent that by their nature are to be satisfied at the closing of the merger, but subject to the concurrent satisfaction or waiver of such conditions precedent at the closing of the merger), (ii) the substantially concurrent receipt by Parent or MergerCo of the net cash proceeds of the contemplated debt financing (on the terms and subject to the conditions described in the debt commitment letter), (iii) the substantially concurrent receipt by Parent and MergerCo of the funds contemplated by the equity commitment letters of the other Consortium Funds (on the terms and subject to the conditions described in each of such other equity commitment letters) and (iv) the substantially concurrent consummation of the closing of the merger.
The obligation of each of the Consortium Funds to fund their respective portion of the equity financing will terminate automatically upon the earliest to occur of (i) the valid termination of the merger agreement, (ii) the closing of the merger, (iii) the valid termination of the equity commitment letter of any of the other Consortium Funds, (iv) the payment in full by such Consortium Fund of its guaranteed obligation pursuant to its respective limited guarantee pursuant to the terms and conditions thereof and (v) the assertion, directly or indirectly, by the Company or any of its affiliates, or any of its or their respective representatives, of any claim (whether at law or equity or in tort, contract or otherwise) against such Consortium Fund or another Consortium Fund, certain related parties of any member of any of the Consortium Funds, or
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certain related parties of the related parties described in the foregoing in connection with the equity commitment letters, the merger agreement, the debt commitment letter, the limited guarantees or any other document or instrument delivered in connection with the foregoing agreements or any of the transactions contemplated thereby (including the valid termination or abandonment thereof) or otherwise (including in respect of any oral representations made or alleged to be made in connection therewith) except, solely with respect to clause (v), for (w) claims by the Company (A) against such Consortium Fund in respect of the guaranteed obligation in its limited guarantee solely as and to the extent specified in, and on the terms and subject to the conditions of, such limited guarantee, (B) against another Consortium Fund in respect of its guaranteed obligation in the applicable limited guarantee solely as and to the extent specified in, and on the terms and subject to the conditions of such other limited guarantee, or (C) against Parent or MergerCo solely to the extent expressly provided under the merger agreement, and solely pursuant to the terms and conditions thereof, (x) claims to fund all fees, costs and expenses required to be paid by Parent or MergerCo at or prior to the closing of the merger pursuant to the merger agreement or in connection with the transactions, (y) claims by the Company against any counterparty to the confidentiality agreement between the Company and certain affiliates of the Consortium Funds (or a joinder thereto) to enforce such confidentiality agreement solely to the extent expressly provided thereunder, and solely pursuant to the terms and subject to the conditions thereof, and (z) claims by the Company to enforce as a third-party beneficiary to any of the equity commitment letters solely in the event that the Company is awarded specific performance, solely to the extent permitted under, and on the terms and subject to the conditions of the merger agreement and the applicable equity commitment letter.
Pursuant to the terms and conditions of the merger agreement, Parent and MergerCo shall (and shall cause its affiliates to) use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the equity financing on the terms and subject only to the conditions set forth in the equity commitment letters.
The Company is an express third-party beneficiary of the right granted to Parent to specific performance under the equity commitment letters and is entitled to enforce Parent’s rights to specific performance of the Consortium Funds to fund all or any portion of their respective equity financing obligations under the equity commitment letters, subject to the terms thereof, if the Company is entitled to specific performance of Parent’s obligation to cause the equity commitment to be funded pursuant to the merger agreement.
Debt Financing
In connection with entering into the merger agreement, Parent received the debt commitment letter from the debt financing sources. Pursuant to the debt commitment letter, the debt financing sources have committed to provide, severally but not jointly, the credit facilities.
The commitments of the debt financing sources under the debt commitment letter are subject to the satisfaction (or waiver by the applicable debt financing sources) of certain conditions precedent, including, without limitation:
•
the merger shall be consummated substantially simultaneously or substantially concurrently with the initial borrowing under the credit facilities in all material respects on the terms described in the merger agreement, without giving effect to certain material amendments or waivers absent the consent of the applicable debt financing sources;

•
since August 4, 2022, there shall not have occurred any change, event, development, occurrence, state of facts, circumstance or effect that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect;

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•
the consummation of the equity financing shall have been made (or substantially simultaneously or substantially concurrently with the initial borrowing under the credit facilities shall be made);

•
Parent shall have used its commercially reasonable efforts to ensure that the applicable debt financing sources shall have been afforded a marketing period of at least 15 consecutive business days (subject to certain blackout dates) to seek to syndicate the term facility following the receipt of a confidential information memorandum to be used in connection with the syndication of the term facility;

•
all documents and instruments required to create and perfect the security interests contemplated under the credit facilities shall be fully executed and delivered by the applicable parties and, if applicable, in proper form for filing; and

•
other customary conditions precedent set forth in the debt commitment letter.

The commitments under the debt commitment letter terminate automatically in the event that (i) the initial borrowings under the credit facilities does not occur on or before the date that is five business days March 4, 2023 (as such date may be extended (or further extended, as applicable) in accordance with the terms of the merger agreement as in effect on August 4, 2022), (ii) the merger agreement is terminated without the consummation of the merger having occurred or (iii) the closing of the merger occurs without the use of the term facility.
Limited Guarantees
Subject to the terms and conditions set forth in the limited guarantee provided by certain of the Guarantors, the Guarantors have guaranteed certain payment obligations of Parent under the merger agreement, subject to an aggregate maximum cap of $178,151,634 for the Apollo Guarantors, a maximum cap of $36,165,577 for the JFLCO Guarantor and a maximum cap of $18,082,789 for the Hill City Fund for payment of the guaranteed obligations.
Each limited guarantee is irrevocable, and will not terminate until the earliest to occur of (i) the closing of the merger; (ii) the payment of the guaranteed obligation in full; (iii) the valid termination of the merger agreement in accordance with its terms in any circumstances other than pursuant to which Parent would be required pursuant to the terms and subject to the conditions of the merger agreement to make any payment of any guaranteed obligation; (iv) 90 days after the valid termination of the merger agreement if the merger agreement is terminated in any of the circumstances pursuant to which Parent would be required pursuant to the terms and subject to the conditions of the merger agreement to make a payment of the guaranteed obligation if (A) the Company shall have made a claim in writing with respect to such guaranteed obligation during such 90-day period and (B) the Company shall have commenced an action during such 90-day period in accordance with the limited guarantee against the Guarantors pursuant to the limited guarantee alleging that Parent is liable for such guaranteed obligation, in which case, the limited guarantee shall survive solely with respect to amounts claimed or alleged to be so owing; provided, that with respect to this clause (iv), the Guarantors pursuant to the limited guarantee shall not have any further liability or obligation under such limited guarantee from and after the earlier of (x) the entry of a final, non-appealable order of a court of competent jurisdiction and (y) the execution and delivery of a written agreement between the Guarantors pursuant to such limited guarantee, on the one hand, and the Company, on the other hand, and, in either case, the payment by the Guarantors pursuant to the limited guarantee to the Company of all amounts payable by such Guarantors pursuant to such order or agreement; and (v) the termination of the limited guarantee by mutual written agreement of the Guarantors and the Company pursuant to the limited guarantee.
The Company’s recourse under the limited guarantees is the Company’s sole and exclusive monetary remedy against the Guarantors and certain related persons of the Guarantors in respect of any liabilities
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or obligations arising under, or in connection with, the limited guarantees, merger agreement, the equity commitment letters or any other document or instrument delivered in connection with the limited guarantees and the transactions contemplated by the foregoing documents or instruments.
Appraisal Rights

If the merger is consummated, persons who do not wish to accept the merger consideration are entitled to seek appraisal of their shares of Company common stock under Section 262 and, if all procedures described in Section 262 are strictly complied with, to receive payment in cash for the fair value of their shares of Company common stock exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court, together with interest, if any, to be paid upon the amount determined to be the fair value. The “fair value” of your shares of Company common stock as determined by the Delaware Court may be more or less than, or the same as, the merger consideration that you are otherwise entitled to receive under the merger agreement. These rights are known as “appraisal rights”. This proxy statement serves as a notice of such appraisal rights pursuant to Section 262.
Persons who exercise appraisal rights under Section 262 will not receive the merger consideration they would otherwise be entitled to receive pursuant to the merger agreement. They will receive an amount determined to be the “fair value” of their shares of Company common stock following petition to, and an appraisal by, the Delaware Court. Persons considering seeking appraisal should recognize that the fair value of their shares of Company common stock determined under Section 262 could be more than, the same as or less than the merger consideration they would otherwise be entitled to receive pursuant to the merger agreement. Strict compliance with the procedures set forth in Section 262 is required. Failure to comply strictly with all of the procedures set forth in Section 262 may result in the withdrawal, loss or waiver of appraisal rights. Consequently, and in view of the complexity of the provisions of Section 262, persons wishing to exercise appraisal rights are urged to consult their legal and financial advisors before attempting to exercise such rights.
A copy of Section 262 may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. The following summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Section 262 and any amendments thereto after the date of this proxy statement. Any person who desires to exercise his, her or its appraisal rights should review carefully Section 262 and is urged to consult his, her or its legal and financial advisors before electing or attempting to exercise such rights. The following summary does not constitute legal or other advice, nor does it constitute a recommendation that persons seek to exercise their appraisal rights under Section 262. A person who loses his, her or its appraisal rights will be entitled to receive the merger consideration under the merger agreement.
A holder of record or a beneficial owner of shares of Company common stock who (i) continuously holds such shares through the effective time, (ii) has not consented to or otherwise voted in favor of the merger or otherwise withdrawn, lost or waived appraisal rights, (iii) strictly complies with the procedures under Section 262, (iv) does not thereafter withdraw his, her or its demand for appraisal of such shares and (v) in the case of a beneficial owner, a person who (A) reasonably identifies in his, her or its demand the holder of record of the shares for which the demand is made, (B) provides documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be and (C) provides an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the Chancery List (as defined
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below), will be entitled to receive the fair value of his, her or its shares of Company common stock exclusive of any element of value arising from the accomplishment or expectation of the merger, as determined by the Delaware Court, together with interest, if any, to be paid upon the amount determined to be the fair value.
Section 262 requires that where a merger agreement is to be submitted for adoption at a meeting of stockholders, the stockholders be notified that appraisal rights will be available not less than twenty (20) days before the meeting to vote on the merger. Such notice must include either a copy of Section 262 or information directing the stockholders to a publicly available electronic resource at which Section 262 may be accessed without subscription or cost. This proxy statement constitutes the Company’s notice to our stockholders that appraisal rights are available in connection with the merger, in compliance with the requirements of Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262, which may be accessed without subscription or cost at the following publicly available website: https://delcode.delaware.gov/title8/c001/sc09/index.html#262. Failure to comply timely and properly with the requirements of Section 262 will result in the loss of your appraisal rights under the DGCL.
If you elect to demand appraisal of your shares of Company common stock, you must satisfy each of the following conditions: you must deliver to the Company a written demand for appraisal of your shares of Company common stock before the taking of the vote on the merger, which demand must reasonably inform us of the identity of the holder of record of shares of Company common stock who intends to demand appraisal of his, her or its shares of Company common stock and, for beneficial owners only, such demand must be accompanied by documentary evidence of such beneficial owner’s beneficial ownership and a statement that such documentary evidence is a true and correct copy of what it purports to be, and must provide an address at which such beneficial owner consents to receive notices given by the Company and to be set forth on the Chancery List; you must not vote or submit a proxy in favor of the proposal to adopt the merger agreement; you must hold your shares of Company common stock continuously through the effective time; and you must comply with the other applicable requirements of Section 262.
A Company stockholder who elects to exercise appraisal rights must mail his, her or its written demand for appraisal to the following address:
Atlas Air Worldwide Holdings, Inc.
2000 Westchester Avenue
Purchase, NY 10577
Attention:
Adam R. Kokas, Esq.
EVP, General Counsel & Secretary

A record holder who holds shares of Company common stock as a nominee for others, such as a broker, fiduciary, depositary or other nominee, may exercise appraisal rights with respect to the shares held for all or less than all beneficial owners of shares as to which such person is the record owner. In such case, the demand must set forth the number of shares of Company common stock covered by such demand. Where the number of shares of Company common stock is not expressly stated, the demand will be presumed to cover all shares of Company common stock outstanding in the name of such record owner.
Within ten (10) days after the effective time, the surviving corporation must give written notice that the merger has become effective to each of (i) each Company stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the proposal to adopt the merger agreement and
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(ii) any beneficial owner who has demanded appraisal under Section 262. At any time within sixty (60) days after the effective time, any person who has not commenced an appraisal proceeding or joined a proceeding as a named party may withdraw the demand and accept the merger consideration specified by the merger agreement for that person’s shares of Company common stock by delivering to the surviving corporation a written withdrawal of the demand for appraisal.
Within one hundred twenty (120) days after the effective time, but not thereafter, the surviving corporation and any person who has properly and timely demanded appraisal and otherwise complied with Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court, with a copy served on the surviving corporation in the case of a petition filed by a person, demanding a determination of the fair value of the shares of Company common stock held by all persons that have demanded appraisal. There is no present intent on the part of the Company or the surviving corporation to file an appraisal petition and persons seeking to exercise appraisal rights should assume that the Company and the surviving corporation will not file such a petition or initiate any negotiations with respect to the fair value of shares of Company common stock. Accordingly, persons who desire to have their shares of Company common stock appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262. If, within one hundred twenty (120) days after the effective time, no petition has been filed as provided above, all rights to appraisal will cease and any person that previously demanded appraisal will become entitled only to the merger consideration under the merger agreement.
In addition, within one hundred twenty (120) days after the effective time, any person who has theretofore complied with the applicable provisions of Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares of Company common stock not voted in favor of the merger and with respect to which demands for appraisal were received by the surviving corporation and the aggregate number of holders of such shares. Such statement must be given within ten (10) days after the written request therefor has been received by the surviving corporation or within ten (10) days after the expiration of the period for the delivery of demands as described above, whichever is later.
Upon the filing of a petition by a person, service of a copy of such petition shall be made upon the surviving corporation. The surviving corporation shall be required to, within twenty (20) days after such service, file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all persons who have demanded appraisal of their shares of Company common stock and with whom the surviving corporation has not reached agreements as to the value of such shares (the “Chancery List”). The Register in Chancery, if so ordered by the Delaware Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving corporation and to all such persons set forth on the Chancery List.
If a petition for an appraisal is timely filed by a person, at the hearing on such petition, the Delaware Court will determine which persons have complied with Section 262 and have become entitled to appraisal rights provided thereby. The Delaware Court may require the persons who have demanded an appraisal of their shares of Company common stock and who hold shares represented by certificates to submit their certificates of shares of Company common stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any person fails to comply with such direction, the Delaware Court may dismiss the proceedings as to such person. If immediately before the merger, the shares of the class or series of stock of the corporation were listed on a national securities exchange, the Delaware Court will dismiss the appraisal proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (i) the total number of shares entitled to appraisal exceeds 1% of the
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outstanding shares of the class or series eligible for appraisal or (ii) the value of the consideration provided in the merger for such total number of shares exceeds $1 million.
Upon application by the surviving corporation or any person entitled to participate in the appraisal proceedings, the Delaware Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the persons entitled to appraisal. Any person whose name appears on the Chancery List may participate fully in all proceedings until it is finally determined that such person is not entitled to appraisal rights under Section 262.
Where proceedings are not dismissed, the appraisal proceeding shall be conducted in accordance with the rules of the Delaware Court, including any rules specifically governing appraisal proceedings. Through such proceedings the Delaware Court shall determine the fair value of shares of Company common stock taking into account all relevant factors, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court, in its discretion, determines otherwise for good cause shown, interest on an appraisal award will accrue and compound quarterly from the effective time through the date the judgment is paid at five percent (5%) over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective time and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each person entitled to appraisal an amount in cash, in which case interest shall accrue after such payment only on the sum of (i) the difference, if any, between the amount so paid and the fair value of the shares of Company common stock as determined by the Delaware Court, and (ii) interest theretofore accrued, unless paid by the surviving corporation as part of the pre-judgment payment to the person.
When the fair value of the shares of Company common stock is determined, the Delaware Court will direct the payment of such value, with interest thereon, if any, to the persons entitled to receive the same.
Although the Company believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court and persons should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration. Moreover, the surviving corporation does not anticipate offering more than the merger consideration to any person exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the “fair value” of the relevant shares of Company common stock is less than the merger consideration.
In determining “fair value”, the Delaware Court is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court has stated that in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which were known or could be ascertained as of the date of the merger which throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value”, but which rather applies only to the speculative elements of value arising from such accomplishment or expectation.
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In Weinberger, the Delaware Supreme Court construed Section 262 to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.” In addition, the Delaware courts have decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenting person’s exclusive remedy.
The cost of the appraisal proceeding may be determined by the Delaware Court and taxed upon the parties as the Delaware Court deems equitable in the circumstances. However, costs do not include attorneys’ and expert witness fees. Each person is responsible for his, her or its attorneys’ and expert witness fees, although, upon application of a person whose name appears on the Chancery List who participated in the proceeding and incurred expenses in connection therewith, the Delaware Court may order that all or a portion of such expenses, including, without limitation, reasonable attorneys’ and expert witness fees, be charged pro rata against the value of all shares of Company common stock entitled to appraisal not dismissed pursuant to Section 262(k) of the DGCL or subject to such an award pursuant to a reservation of jurisdiction under Section 262(k) of the DGCL. Determinations by the Delaware Court are subject to appellate review by the Delaware Supreme Court.
Any person who has duly demanded appraisal in compliance with Section 262 will not be entitled to vote for any purpose any shares of Company common stock subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to Company stockholders of record at a date prior to the effective time.
No appraisal proceeding in the Delaware Court shall be dismissed as to any person without the approval of the Delaware Court, and such approval may be conditioned upon such terms as the Delaware Court deems just, including without limitation, a reservation of jurisdiction for any application to the Court made under Section 262(j) of the DGCL; provided, however, that this provision shall not affect the right of any person who has not commenced an appraisal proceeding or joined such a proceeding as a named party to withdraw such person’s demand for appraisal and to accept the terms offered upon the merger within sixty (60) days after the effective time. If no petition for appraisal is filed with the Delaware Court within one hundred twenty (120) days after the effective time, all rights to appraisal will cease and any person that previously demanded appraisal will become entitled only to the merger consideration under the merger agreement.
To the extent there are any inconsistencies between the foregoing summary, on the one hand, and Section 262, on the other hand, Section 262 will govern.
Interests of the Company’s Directors and Executive Officers in the Merger

The Company’s directors and executive officers have financial interests in the merger that may be different from, or in addition to, the interests of the Company stockholders generally. The members of the Board were aware of and considered these interests in reaching the determination to adopt the merger agreement and to recommend that Company stockholders approve the merger agreement proposal.
The Company’s executive officers for purposes of the discussion below are John W. Dietrich (President and Chief Executive Officer), Michael T. Steen (Executive Vice President and Chief Commercial Officer), Adam R. Kokas (Executive Vice President, General Counsel and Secretary), Spencer Schwartz (Executive Vice President and Chief Financial Officer) and James A. Forbes (Executive Vice President and Chief Operating Officer).
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Treatment of Company Long-Term Incentive Awards
For information regarding beneficial ownership of shares of Company common stock by each of the Company’s directors and executive officers and all of such directors and executive officers as a group, please see the section entitled “Security Ownership of Certain Beneficial Owners and Management”, beginning on page 123. Each of the Company’s directors and executive officers will be entitled to receive, for each share of Company common stock he or she holds, the same per share merger consideration in cash in the same manner as other Company stockholders.
As described further in the section entitled “The Merger Agreement — Treatment of Company Long-Term Incentive Awards” beginning on page 96, each Company RSU and Company PSU outstanding as of August 4, 2022 and immediately prior to the effective time will vest and be canceled in exchange for a lump-sum cash payment equal to the merger consideration for each share of Company common stock subject to such Company RSU and Company PSU, assuming the achievement of all applicable PSU performance criteria at the maximum level (such performance criteria are currently trending at or near the maximum level irrespective of the transaction) (generally at 240% of target levels). Company cash awards outstanding as of August 4, 2022 and immediately prior to the effective time will vest and be canceled in exchange for a lump-sum cash payment equal to the amount that would have been payable under the applicable award agreement assuming all relevant conditions were met and the maximum level of achievement of any applicable performance criteria (such performance criteria are currently trending at or near the maximum level irrespective of the transaction) (generally 240% of target levels for awards other than those subject solely to service reliability goals and 110% for those subject solely to service reliability goals). In addition, under the 401(k) Restoration Plan, each executive officer is eligible for a 5% employer credit on eligible compensation, which includes amounts paid in respect of Company cash awards. With respect to each post-signing cash award, such award will vest and be paid in equal annual installments over the three-year period from the applicable grant date, with such post-signing cash award vesting and being paid in equal annual installments over the three-year period from the applicable grant date, with accelerated vesting terms upon a qualifying termination of employment.
As of October 18, 2022 (the latest practicable date to determine such amounts before the filing of this proxy statement) and assuming that (i) all Company RSUs are valued based on the merger consideration of $102.50 per share, (ii) the merger closes on December 31, 2022, which is the assumed closing date only for purposes of this compensation-related disclosure and (iii) the directors do not receive any Company long-term incentive awards or post-signing cash awards or forfeit any Company long-term incentive awards prior to December 31, 2022, each of the Company’s non-employee directors holds unvested Company RSUs with a value of $161,745. None of the Company’s non-employee directors holds Company PSUs or Company cash awards. See “— Quantification of Payments and Benefits” below for the value of the Company long-term incentive awards held by each of the Company’s executive officers.
Severance Entitlements
Employment Agreement with Mr. Dietrich
Mr. Dietrich is subject to an employment agreement with the Company, as amended, which provides that if Mr. Dietrich is terminated by the Company without “Cause” or he resigns with “Good Reason” (each, as defined in Mr. Dietrich’s employment agreement) within 18 months following a change in control of the Company (the “CIC Protection Period”), he would be eligible to receive, subject to his execution of a release of claims in favor of the Company: (i) a lump-sum payment equal to 36 months of his then-current base salary, (ii) in respect of the year of termination, a payment under the Company’s annual incentive plan calculated based on the greater of target and actual performance and (iii) continued coverage under
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the Company’s health plans for Mr. Dietrich and his eligible dependents until he becomes eligible for Medicare or is eligible to be covered by the health plan of a subsequent employer. Mr. Dietrich’s employment agreement provides that upon a termination by the Company without Cause or his resignation with Good Reason within six months prior to a change in control, he would also generally be entitled to the benefits described in the immediately preceding sentence.
In the event that any payment or benefit payable to Mr. Dietrich would constitute a parachute payment within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), then Mr. Dietrich will either receive all such payments and benefits in full or such payments and benefits will be reduced to the greatest amount that does not trigger the excise tax pursuant to Section 4999 of the Code, whichever results in the greater after-tax amount for Mr. Dietrich (a “280G best-net cutback”).
Benefits Program for Other Executive Officers
The Benefits Program for Senior Executives (the “Benefits Program”), in which each named executive officer other than Mr. Dietrich participates, provides that if the executive officer’s employment is terminated by the Company without “Cause” or he resigns with “Good Reason” (each as defined in the Benefits Program) during the CIC Protection Period, he will be eligible to receive, subject to execution of a release of claims in favor of the Company: (i) 36 months of base salary continuation, (ii) in respect of the year of termination, a payment under the Company’s annual incentive plan calculated based on the greater of target and actual performance and (iii) (a) reimbursement of COBRA premiums for 12 months following termination and (b) continued coverage under the Company’s health plans until the executive officer becomes eligible for Medicare coverage or is eligible to be covered by the health plan of a subsequent employer. The Benefits Program includes a 280G best-net cutback provision.
401(k) Restoration Plan
The Company’s executive officers participate in the 401(k) Restoration Plan, which is a nonqualified excess defined contribution plan. Deferrals and employer credits, including all credits in respect of eligible earnings, under the 401(k) Restoration Plan are credited with notional earnings and balances will be distributed upon a change in control of the Company (which includes the merger).
Retention Awards
Under the terms of the merger agreement, the Company may establish a cash-based retention award program for the benefit of certain Company employees. Pursuant to the program, Parent and management of the Company will mutually agree to identify and allocate amounts to program participants. As of the date of this proxy statement, no directors or executive officers have been allocated awards under this program.
Treatment of Annual Bonuses
The merger agreement provides that if the effective time occurs during the calendar year ending December 31, 2022, each Continuing Employee (as defined below) who is eligible to receive a bonus under the Company’s annual incentive plan in respect of 2022 (the “2022 Annual Bonuses”) will receive such bonus at the time that such bonuses are paid in the ordinary course of business, with payout calculated based on the greater of target or actual performance. In the event an employee’s, including an executive officer’s, employment is terminated by the Company without cause or the employee resigns with “Good Reason” or “Change in Control Good Reason” or dies or becomes disabled (in each case, as defined in the applicable Company annual incentive plan) prior to December 31, 2022, he or she will
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remain eligible to receive his or her respective 2022 Annual Bonus, and such bonus will not be prorated, subject to execution and non-revocation of a release of claims in the Company’s standard form.
Arrangements with Apollo, JFLCO, Hill City and Parent
Prior to the effective time, the Company’s executive officers expect to enter into discussions with the Consortium, Apollo, JFLCO, Hill City, Parent or their respective affiliates regarding future compensation arrangements. However, as of the date of this proxy statement, none of the Company’s directors or executive officers has entered into any such agreement, arrangement or understanding with the Consortium, Apollo, JFLCO, Hill City, Parent or any of their respective affiliates regarding employment, or providing for any compensation or benefits, following the effective time, and the merger is not conditioned upon any such agreement, arrangement or understanding being entered into.
Section 280G Mitigation Actions
As described above, all executive officers are subject to a 280G best-net cutback. The Company, in consultation with Parent, is permitted to take certain actions before the effective time to mitigate the amount of potential “excess parachute payments” for “disqualified individuals” (each, as defined in Section 280G of the Code), including accelerating the vesting or payment of a portion of each executive officer’s compensation that would be paid in a future year or at the effective time. As of the date of this proxy statement, the Company has not yet approved any specific actions to mitigate the expected impact of Section 280G of the Code on the Company and any disqualified individuals. In the event a disqualified individual has any payments or vesting accelerated, any such accelerated payments would be subject to repayment if the individual experiences a termination of employment by the Company for cause or in the event the individual resigns from employment, in each case, prior to the date the accelerated payment would have ordinarily vested or been made. No tax or other gross-ups have been or will be provided to any named executive officer, whether related to Section 280G of the Code or otherwise.
Director and Officer Indemnification
Pursuant to the terms of the merger agreement, members of the Board and officers of the Company will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies following the merger. For a more detailed description of the provisions of the merger agreement relating to director and officer indemnification, please see the section of this proxy statement entitled “The Merger Agreement — Indemnification and Insurance” beginning on page 115.
Quantification of Payments and Benefits
In accordance with Item 402(t) of Regulation S-K, the table below sets forth for each of the Company’s named executive officers estimates of the amounts of compensation that are payable in connection with or otherwise relate to the merger. The Company stockholders are being asked to approve, on a non-binding, advisory basis, such compensation. Because the vote to approve such compensation is advisory only, it will not be binding on either the Company, the Board or Parent. Accordingly, if the merger agreement proposal is approved by the Company stockholders and the merger is consummated, the compensation will be payable regardless of the outcome of the vote to approve such compensation, subject only to the conditions applicable thereto, which are described in the footnotes to the tables below and above under “— Interests of the Company’s Directors and Executive Officers in the Merger”.
The potential payments in the tables below are quantified in accordance with Item 402(t) of Regulation S-K. The estimated values are based on (i) an assumption that the merger is consummated
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on December 31, 2022, (ii) the per share merger consideration of $102.50, (iii) the named executive officers’ salary as in effect as of the date of this proxy statement, (iv) the number of unvested Company long-term incentive awards held by the named executive officers as of October 18, 2022, the latest practicable date to determine such amounts before the filing of this proxy statement, less any awards expected to vest in the ordinary course prior to December 31, 2022, and assuming no additional grants or forfeitures of Company long-term incentive awards or post-signing cash awards will be made prior to December 31, 2022 and (v) an assumption that each named executive officer experiences a termination of employment immediately following the consummation of the merger under circumstances that entitle such named executive officer to receive severance (i.e., a termination without “Cause” or resignation for “Good Reason”). As such, the amounts indicated below are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement, and do not reflect certain compensation actions that may occur before the consummation of the merger. As a result, the actual amounts, if any, to be received by a named executive officer may materially differ from the amounts set forth below.
Potential Payments to Named Executive Officers
Name	Severance ($)(1)	Long-Term Incentives ($)(2)	Nonqualified Deferred Compensation ($)(3)	Perquisites/ Benefits ($)(4)	Total ($)(5)
John W. Dietrich	2,850,000	24,326,256	—	226,711	27,402,967
Michael T. Steen	2,025,000	17,141,617	—	313,624	19,480,241
Adam R. Kokas	1,875,000	15,645,001	—	548,108	18,068,109
Spencer Schwartz	1,875,000	15,645,001	—	371,764	17,891,765
James A. Forbes	1,650,000	8,293,432	328,439	34,407	10,306,278

(1)
The amounts shown in this column represent the estimated value of the cash severance each executive is eligible to receive upon a “Qualifying Termination”, which is defined as a termination without Cause or for Good Reason within the CIC Protection Period, and consists of three times the executive’s base salary (as described in the section entitled “— Severance Entitlements”). Each named executive officer’s cash severance payments are “double-trigger”, as such payments will not be payable solely as a result of the occurrence of the effective time, but would also require a Qualifying Termination. The amounts shown in the column are consistent with the pre-existing severance terms under Mr. Dietrich’s employment agreement and the Benefits Program for Senior Executives, as applicable. The amounts do not include any bonus payments in respect of the year of termination because these amounts assume that a Qualifying Termination occurs on December 31, 2022 and any such bonus payments would be deemed earned by the named executive officers.

(2)
The amounts shown in this column represent the estimated aggregate value of the executive’s unvested Company long-term incentive awards, including a 5% employer credit on Company cash awards under the 401(k) Restoration Plan. As described in the section entitled “— Treatment of Company Long-Term Incentive Awards”, at the effective time, each Company RSU and Company PSU will vest and be canceled in exchange for a lump-sum cash payment equal to the merger consideration multiplied by the number of shares subject to such Company RSU or Company PSU, assuming the maximum level of achievement of any applicable Company PSU performance criteria (such performance criteria are currently trending at or near the maximum level irrespective of the transaction). Each Company cash award will vest and be canceled in exchange for a lump-sum cash payment equal to the amount payable under the applicable award agreement assuming all relevant conditions were met and the maximum level of achievement of any applicable Company cash award performance criteria (such performance criteria are currently trending at or near the maximum level irrespective of the transaction). The long-term incentive award amounts shown in this column will be payable on the effective time regardless of whether or not the executive’s employment is terminated.

(3)
The amounts shown in this column represent the aggregate account balance of each named executive officer in the 401(k) Restoration Plan that would vest upon the effective time, as described more fully in the section entitled “— 401(k) Restoration Plan”. In addition, under the 401(k) Restoration Plan, each executive officer is eligible for a 5% employer credit on eligible compensation, which includes amounts paid in respect of Company cash awards, and is included in the “Long-Term Incentives” column of this table. Vesting and payment of the 401(k) Restoration Plan account balance will be payable on the

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effective time regardless of whether or not the executive’s employment is terminated. Mr. Forbes’ account balance would have become fully vested as of January 1, 2023. All of the named executive officers other than Mr. Forbes previously vested in their 401(k) Restoration Plan balances and such previous vesting is not affected by the consummation of the transaction. See the Company’s Annual Proxy Statement on Schedule 14A for the year ended December 31, 2021, filed with the SEC on April 15, 2022 for the balances of the other named executive officers.
(4)
The amounts shown in this column represent an estimate of the value of continued health benefits that would be provided to a named executive officer following a Qualifying Termination, as described more fully in the section entitled “— Severance Entitlements”. As described under “— Severance Entitlements”, each executive officer is entitled to receive continued health benefits until he is Medicare eligible or is eligible to be covered by the health plan of a subsequent employer. Each named executive officer’s continued health benefits are “double-trigger”, as such payments will not be payable solely as a result of the occurrence of the effective time, but would also require a Qualifying Termination.

(5)
As of the date of this proxy statement, no named executive officer has been identified to receive or has been awarded any amounts under the retention award program (as described in the section entitled “— Retention Awards”). In addition, as described under “— Severance Entitlements”, the payments to each executive officer are subject to a 280G best-net cutback. As described above in the section entitled “— Section 280G Mitigation Actions”, no tax or other gross-ups have been or will be provided to any named executive officer, whether related to Section 280G of the Code or otherwise.

Material U.S. Federal Income Tax Consequences of the Merger

The following discussion summarizes the material U.S. federal income tax consequences to holders with respect to the disposition of Company common stock pursuant to the merger. It is not intended to be a complete analysis or description of all potential U.S. federal income tax consequences of the merger and does not address consequences to holders of Company long-term incentive awards or Company Warrants. This discussion is based upon the provisions of the Code and all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein. The Internal Revenue Service may not agree with the tax consequences described in this discussion.
This discussion assumes that holders of Company common stock hold their shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a holder of Company common stock in light of such holder’s particular circumstances, nor does it discuss the special considerations applicable to holders of Common stock subject to special treatment under the U.S. federal income tax laws, such as, for example, financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities and their partners or members, tax-exempt organizations, retirement or other tax-deferred accounts, insurance companies, dealers in securities or non-U.S. currencies, traders in securities who elect mark-to-market method of accounting, controlled foreign corporations, passive foreign investment companies, U.S. expatriates, holders who acquired their shares of Company common stock through vesting of units or otherwise as compensation, holders subject to the alternative minimum tax, holders who hold their shares of Company common stock as part of a hedge, straddle, constructive sale or conversion transaction, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, accrual method holders who prepare an “applicable financial statement” (as defined in Section 451 of the Code) and holders who own or have owned (directly, indirectly or constructively) 10% or more of the Company common stock (by vote or value) outstanding. In addition, this discussion does not address any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction or U.S. federal non-income tax consequences (e.g., the federal estate or gift tax or the application of the Medicare tax on net investment income under Section 1411 of the Code).
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner
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and activities of the partnership. If you are a partner of a partnership holding common stock, you should consult your own tax advisor.
All holders should consult their own tax advisor to determine the particular tax consequences to them (including the application and effect of any state, local or non-U.S. income and other tax laws) of the receipt of cash in exchange for shares of Company common stock pursuant to the merger.
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of common stock, that is, for U.S. federal income tax purposes:
•
an individual citizen or resident of the United States;

•
a corporation (including any entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons, within the meaning of Section 7701(a)(30) of the Code, have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes; or

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source.

A “non-U.S. holder” is a beneficial owner (other than a partnership or an entity classified as a partnership that is subject to U.S. federal income tax reporting) of Company common stock that is not a U.S. holder.
U.S. Holders
The receipt of cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. A U.S. holder generally will recognize gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received pursuant to the merger and such U.S. holder’s adjusted tax basis in the shares of Company common stock converted into cash pursuant to the merger. Such gain or loss generally will be capital gain or loss and will be long-term capital gain or loss if the holder’s holding period for such shares exceeds one year as of the date of the merger. Long-term capital gains for certain non-corporate U.S. holders, including individuals, are generally eligible for a reduced rate of U.S. federal income taxation. The deductibility of capital losses is subject to limitations. If a U.S. holder acquired different blocks of Company common stock at different times or at different prices, such U.S. holder must determine its tax basis, holding period, and gain or loss separately with respect to each block of common stock.
A U.S. holder may, under certain circumstances, be subject to information reporting and backup withholding (at a rate of 24%) with respect to the cash received pursuant to the merger, unless such holder properly establishes an exemption or provides its correct tax identification number and otherwise complies with the applicable requirements of the backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules can be refunded or credited against a U.S. holder’s U.S. federal income tax liability, if any; provided that such U.S. holder furnishes the required information to the Internal Revenue Service in a timely manner.
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Non-U.S. Holders
Any gain recognized on the receipt of cash pursuant to the merger by a non-U.S. holder generally will not be subject to U.S. federal income tax unless:
•
the gain is effectively connected with a U.S. trade or business of such non-U.S. holder (and, if required by an applicable income tax treaty, is also attributable to a permanent establishment or, in the case of an individual, a fixed base in the United States maintained by such non-U.S. holder), in which case the non-U.S. holder generally will be subject to tax on such gain in the same manner as a U.S. holder and, if the non-U.S. holder is a non-U.S. corporation, such corporation may be subject to branch profits tax at the rate of 30% on the effectively connected gain (or such lower rate as may be specified by an applicable income tax treaty);

•
the non-U.S. holder is a nonresident alien individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met, in which case the non-U.S. holder generally will be subject to tax at a 30% rate (or a lower applicable income tax treaty rate) on any gain derived from the disposition of the Company common stock pursuant to the merger (other than gain effectively connected with a U.S. trade or business), which may be offset by U.S. source capital losses; or

•
the Company stock constitutes a “United States real property interest” (“USRPI”) for U.S. federal income tax purposes under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”).

If our shares of Company common stock constitute a USRPI under FIRPTA, a non-U.S. holder would be subject to U.S. federal income tax on any gain or loss recognized on the receipt of cash in exchange for such shares of Company common stock in the merger on a net basis at applicable U.S. graduated rates in the same manner as a U.S. holder, and such cash consideration may also be subject to the U.S. federal withholding tax under FIRPTA at a rate of 15%. A non-U.S. holder’s shares of Company common stock generally will not constitute a USRPI, and gain recognized by a non-U.S. holder upon receipt of cash in exchange for our shares of Company common stock pursuant to the merger generally will not be subject to U.S. federal income or U.S. federal withholding tax under FIRPTA, if our shares of Company common stock are “regularly traded” (within the meaning of applicable U.S. Treasury Regulations) on an established securities market at the effective time (and the non-U.S. holder holds 5% or less of the total fair market value of such class of shares at all times during the shorter of (x) the five-year period ending with the effective date of the merger and (y) the non-U.S. holder’s holding period for the shares). We believe we have not been a “United States real property holding corporation” for United States federal income tax purposes at any time during the five-year period preceding the merger.
Non-U.S. holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances, the procedures for claiming treaty benefits or otherwise establishing an exemption from U.S. withholding tax with respect to any portion of the cash consideration payable to them pursuant to the merger.
A non-U.S. holder will be subject to information reporting and, in certain circumstances, backup withholding will apply with respect to the cash received by such holder pursuant to the merger, unless such non-U.S. holder certifies under penalties of perjury that it is a non-U.S. holder (and the payor does not have actual knowledge or reason to know that the holder is a United States person as defined under the Code) or such holder otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. holder’s U.S. federal income tax liability, if any; provided that such non-U.S. holder furnishes the required information to the Internal Revenue Service in a timely manner.
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Litigation Related to the Merger

On October 7, 2022, a complaint, captioned Stein v. Atlas Air Worldwide Holdings, Inc., et al., Case No. 1:22-cv-08555, was filed in the United States District Court for the Southern District of New York by plaintiff Shiva Stein, a purported Company stockholder (the “Stein complaint”), and on October 14, 2022, a complaint, captioned Okin v. Atlas Air Worldwide Holdings, Inc., et al., Case No. 1:22-cv-08778, was filed in the United States District Court for the Southern District of New York by plaintiff Alexander Okin, a purported Company stockholder, in each case naming as defendants the Company and members of the Board. The complaints allege, among other things, that the defendants caused to be filed a materially incomplete and misleading preliminary proxy statement on Schedule 14A with the SEC relating to the merger in violation of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder.
Among other remedies, the complaints seek an order enjoining the defendants from proceeding with the merger unless and until the defendants disclose certain allegedly material information that was allegedly omitted from the preliminary proxy statement, rescinding the merger agreement or any of the terms thereof to the extent already implemented or granting rescissory damages, awarding the plaintiff the costs and disbursements of the action, including reasonable attorneys’ and expert fees and expenses, and granting such other and further relief as the court may deem just and proper. The Stein complaint additionally seeks an order directing the defendants to account to the plaintiff for all damages suffered as a result of the alleged wrongdoing.
On October 18, 2022, the Company also received a demand letter from a purported Company stockholder alleging disclosure deficiencies in the preliminary proxy statement and demanding that the Company and the Board promptly issue corrective disclosures to cure the proxy statement prior to the anticipated stockholder vote on the merger.
The Company has not yet formally responded to the complaints or to the demand, but believes that the allegations contained therein are without merit and that no further disclosure is required to supplement the proxy statement under applicable laws. As of October 18, 2022, the Company was not aware of the filing of other lawsuits challenging the merger or the proxy statement; however, such lawsuits may be filed in the future.
Regulatory Approvals in Connection with the Merger

The parties to the merger agreement intend to, and are obligated to, cooperate with each other and use their respective reasonable best efforts to, as promptly as reasonably practicable, amongst other things, (i) obtain all approvals, consents, registrations, waivers, permits, authorizations, exemptions, clearances, orders and other confirmations from any governmental authority or third-party necessary, proper or advisable to consummate the transactions and (ii) defend or contest in good faith any action or judgment that could otherwise prevent or impede, interfere with, hinder or delay in any material respect the consummation of the transactions, in each case, as described in the section of this proxy statement entitled “The Merger Agreement — Reasonable Best Efforts”. The management of each of the Company and Parent currently believe that the necessary regulatory approvals can be obtained in the fourth quarter of 2022 or the first quarter of 2023; however, there can be no assurances that such approvals will be obtained in accordance with this timing or at all.
HSR Act Clearance
Consummation of the merger is subject to the requirements of the HSR Act and the rules promulgated by the FTC, which prevent transactions such as the merger from being consummated until (i) certain
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information and materials are furnished to the DOJ and the FTC and (ii) the applicable waiting period is terminated early or expires. The FTC and DOJ have currently suspended the practice of granting early termination under the HSR Act. Both the Company and Parent filed their respective Notification and Report Forms with the FTC and the Antitrust Division of the DOJ on August 12, 2022. On September 12, 2022, Parent withdrew its filing and refiled on September 14, 2022 in order to provide the FTC and the Antitrust Division of the DOJ with an additional 30-day period to review the filings. The waiting period applicable to the consummation of the merger under the HSR Act expired on October 14, 2022.
At any time before or after consummation of the merger, notwithstanding the termination or expiration of the waiting period under the HSR Act, the FTC or the DOJ could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the completion of the merger, seeking divestiture of substantial assets of the parties, or requiring the parties to license or hold separate assets or terminate existing relationships and contractual rights. At any time before or after the completion of the merger, any state could take such action under the antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the completion of the merger or seeking divestiture of substantial assets of the parties. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot be certain that a challenge to the merger will not be made or that, if a challenge is made, we will prevail.
Other U.S. Regulatory Approvals
Consummation of the merger is also subject to receipt of certain additional consents, approvals or other clearances (unless excluded by waiver mutually agreed between the parties, if permissible under applicable law), consisting of receipt of approvals from the DOT and the FCC.
There can be no assurance that the requisite approvals will be obtained on a timely basis or at all.
Non-U.S. Regulatory Approvals
Consummation of the merger is also subject to receipt of certain additional consents, approvals or other clearances (unless excluded by waiver mutually agreed between the parties, if permissible under applicable law), consisting of receipt of a clearance decision by (i) the European Union pursuant to Council Regulation (EC) No. 139/2004 for Europe, (ii) the People’s Republic of China pursuant to the Anti-monopoly Law of the People’s Republic of China, (iii) the Republic of Korea pursuant to The Monopoly Regulation and Fair Trade Act for Korea and (iv) Japan pursuant to The Antimonopoly Act for Japan. The parties made the required filings with the European Union on September 13, 2022, the People’s Republic of China on September 16, 2022, the Republic of Korea on September 26, 2022 and Japan on September 30, 2022. Antitrust clearance in the People’s Republic of China was received on October 13, 2022.
In each case, the relevant regulatory authorities could take such actions under the applicable regulatory laws as they deem necessary or desirable, including seeking divestiture of substantial assets of the parties or requiring the parties to license, or hold separate, assets or terminate existing relationships and contractual rights. We cannot be certain that a challenge to the merger will not be made or that, if a challenge is made, we will prevail.
Additional Approvals
In addition, the parties expect to submit a notice of the transactions to the U.S. Defense Counterintelligence and Security Agency (the “DCSA”).
The Company and Parent also intend to make all required filings under the Exchange Act relating to the merger and obtain all other approvals and consents that may be necessary to give effect to the merger.
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Delisting and Deregistration of the Common Stock

If the merger is consummated, Parent and the Company shall cooperate and use their respective reasonable best efforts to take, or cause to be taken, and do or cause to be done all things reasonably necessary, proper or advisable under applicable law and the rules and policies of NASDAQ to cause the Company common stock to be delisted from NASDAQ and deregistered under the Exchange Act as promptly as practicable following the effective time.
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THE MERGER AGREEMENT
Explanatory Note Regarding the Merger Agreement

The following summarizes the material provisions of the merger agreement. This summary does not purport to be complete, may not contain all of the information about the merger agreement that is important to you, and is qualified in its entirety by the full merger agreement, as attached to this proxy statement as Annex A. We recommend that you read the merger agreement carefully and in its entirety, as the rights and obligations of the parties are governed by the express terms of the merger agreement and not by this summary or any other information contained in this proxy statement.
The merger agreement is included with this proxy statement only to provide you with information regarding the terms of the merger agreement and not to provide you with any other factual information regarding the Company, Parent, MergerCo or their respective subsidiaries, affiliates or businesses. The merger agreement contains representations and warranties by each of the parties to the merger agreement. These representations and warranties have been made solely for the benefit of the other parties to the merger agreement and:
•
have been made only for purposes of the merger agreement;

•
have been qualified by certain documents filed with, or furnished to, the SEC by the Company prior to August 4, 2022;

•
have been qualified by confidential disclosures made by the Company in connection with the merger agreement;

•
are subject to materiality qualifications contained in the merger agreement that may differ from what may be viewed as material by investors;

•
were made only as of the date of the merger agreement or such other date as is specified in the merger agreement; and

•
have been included in the merger agreement for the purpose of allocating risk between the Company, on the one hand, and Parent and MergerCo, on the other hand, rather than establishing matters as facts.

You should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, MergerCo or any of their respective subsidiaries, affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may have changed (and may continue to change) after the date of the merger agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Accordingly, the representations and warranties and other provisions of the merger agreement should not be read alone, but instead should be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement. The Company will provide additional disclosure in its public reports of any material information necessary to provide the Company stockholders with a materially complete understanding of the disclosures relating to the merger agreement. See “Where You Can Find Additional Information” beginning on page 129 of this proxy statement.
The summary of the material terms of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement as Annex A and which we incorporate by reference into this proxy statement.
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Effects of the Merger

Upon the terms and subject to the conditions set forth in the merger agreement, at the effective time, MergerCo, a wholly-owned subsidiary of Parent, will be merged with and into the Company, the separate corporate existence of MergerCo will thereupon cease, and the Company will be the surviving corporation in the merger.
Closing and Effective Time of the Merger

Unless Parent and the Company agree otherwise, the closing of the merger will take place at 10:00 a.m. (New York City time) on the third business day following the satisfaction or waiver (to the extent permitted by applicable law) of the conditions set forth in the merger agreement (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions at the closing); provided that, unless otherwise agreed by the parties, the closing will not be required to occur until the earlier of (i) any business day during the marketing period (as described under the section entitled “— Financing” below) as may be specified by Parent on no less than three business days’ prior written notice to the Company, (ii) the third business day after the final day of the marketing period or (iii) such other date, time or place as agreed to by the parties.
The merger will become effective at the time that the certificate of merger is filed with the Secretary of State of the State of Delaware or, to the extent permitted by applicable law, at such later time as is agreed to by the parties prior to the filing of such certificate of merger and specified therein.
At the effective time of the merger, the certificate of incorporation of the Company, as in effect immediately prior to the completion of the merger, will be amended and restated to read in its entirety as set forth on Exhibit A to the merger agreement, and as so amended and restated will be the certificate of incorporation of the surviving corporation until thereafter amended in accordance with applicable law and the certificate of incorporation and by-laws of the surviving corporation (and subject to compliance with the requirements of the merger agreement described under the section entitled “— Conditions of the Merger” below). The by-laws of the surviving corporation will be amended and restated to read in their entirety as the by-laws of MergerCo in effect at the effective time, and as so amended, will be the by-laws of the surviving corporation until thereafter amended in accordance with applicable law and the certificate of incorporation and by-laws of the surviving corporation. The Company and Parent currently expect to consummate the merger during the fourth quarter 2022 or the first quarter 2023, subject to receipt of the Company stockholder approval and the required regulatory approvals and the satisfaction or waiver (to the extent permitted by applicable law) of the other conditions to the merger described under the section entitled “— Conditions of the Merger” below. For additional information, please see the section of this proxy statement entitled “The Merger — Regulatory Approvals in Connection with the Merger” beginning on page 91.
Directors and Officers of the Surviving Corporation

The directors of MergerCo immediately prior to the effective time will be the directors of the surviving corporation immediately following the effective time, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the articles of incorporation and by-laws of the surviving corporation.
The officers of the Company immediately prior to the effective time will be the officers of the surviving corporation until their respective successors are duly appointed and qualified or their earlier death, resignation or removal in accordance with the articles of incorporation and by-laws of the surviving corporation.
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Consideration To Be Received in the Merger

The merger agreement provides that, at the effective time, each issued and outstanding share of Company common stock (other than excluded shares and appraisal shares) will be converted automatically into the right to receive an amount in cash equal to $102.50 per share, without interest and less any applicable withholding taxes. As of the effective time, each holder of Company common stock will cease to have any rights with respect thereto, except the right to receive the merger consideration to be paid in consideration therefor.
If, between August 4, 2022 and the effective time, the number of shares of outstanding Company common stock will have been changed into a different number of shares or a different class by reason of the occurrence or record date of any stock split, reverse share split, dividend, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, then the merger consideration and any other amounts payable pursuant to the merger agreement will be equitably adjusted as necessary to reflect such event.
Excluded Shares

All shares of Company common stock that are owned by the Company as treasury shares immediately prior to the effective time or held by Parent or MergerCo will be canceled and will cease to exist and no consideration will be delivered in exchange therefor.
Treatment of Company Long-Term Incentive Awards

Each long-term incentive award outstanding as of August 4, 2022 will be treated as follows:
•
each Company RSU outstanding immediately prior to the effective time will vest and be canceled in exchange for a lump-sum cash payment equal to the merger consideration multiplied by the number of shares subject to such Company RSU;

•
each Company PSU outstanding immediately prior to the effective time will vest and be canceled in exchange for a lump-sum cash payment equal to the merger consideration multiplied by the number of shares subject to such Company PSU, assuming the maximum level of achievement of any applicable Company PSU performance criteria (such performance criteria are currently trending at or near the maximum level irrespective of the transaction); and

•
each Company cash award outstanding immediately prior to the effective time will vest and be canceled in exchange for a lump-sum cash payment equal to the amount payable under the applicable award agreement assuming all relevant conditions were met and the maximum level of achievement of any applicable Company cash award performance criteria (such performance criteria are currently trending at or near the maximum level irrespective of the transaction).

With respect to the awards described above, the payments described above will be made, subject to any applicable withholding taxes, as soon as practicable following the effective time (and in no event later than the second regular payroll date following the effective time).
With respect to each post-signing cash award, such award will vest and be paid in equal annual installments over the three-year period from the applicable grant date, with such post-signing cash award vesting and being paid in equal annual installments over the three-year period from the applicable grant date, with accelerated vesting terms upon a qualifying termination of employment.
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Treatment of Company Warrants

At the effective time, each outstanding warrant for shares of Company common stock with an exercise price of $37.34 per share, as adjusted, governed by the warrant agreement dated May 4, 2016, between the Company and Amazon.com, Inc. will automatically vest and, following the Company’s exercise of its mandatory exercise right, be exercised in accordance with the terms of such agreement for the merger consideration. No other warrants issued or outstanding under the warrant agreement dated March 27, 2019, between the Company and Amazon.com, Inc. will vest or become exercisable in connection with the merger.
At the effective time, each outstanding warrant for shares of Company common stock governed by the warrant agreement dated May 29, 2020, between the Company and the U.S. Department of Treasury (the ‘‘Treasury Warrants’’) will become exercisable in accordance with the terms of such agreement for the merger consideration. The Company agreed, prior to the effective time, to request that the holder of the Treasury Warrants exercise the Treasury Warrants at or as promptly as practicable following the effective time.
Prior to the effective time, the Company will take all actions reasonably requested by Parent in connection with unwinding or otherwise settling the warrants issued in connection with the Company’s 2022 convertible notes and the call options entered into and warrants issued in connection with the 2024 Convertible Notes (as defined below), so that such call options and warrants are terminated at or as promptly as practicable following the effective time.
Payment for Stock

Parent will designate a bank or trust company reasonably acceptable to the Company to act as paying agent for the payment of the merger consideration in accordance with the merger agreement. At or prior to the effective time, Parent will cause to be deposited with the paying agent an amount in cash sufficient to pay the aggregate merger consideration.
As promptly as practicable after the effective time (but in no event more than three business days thereafter), the surviving corporation will cause the paying agent to mail to each person who was, at the effective time, a holder of a share certificate or book-entry shares not held, directly or indirectly, through the DTC (other than excluded shares and appraisal shares) (i) a letter of transmittal and (ii) instructions advising such Company stockholder how to surrender its Company common stock in exchange for the merger consideration for effecting the surrender of the share certificates or book-entry shares to the paying agent in exchange for payment of the merger consideration as provided in the merger agreement.
Upon delivery of a letter of transmittal (duly completed and validly executed in accordance with the instructions thereto) and either (i) surrender to the paying agent of share certificates (or affidavits of loss in lieu of share certificates as provided in the merger agreement and such other customary documents as may reasonably be required by the paying agent) or (ii) transfer of book-entry shares not held through the DTC, by book receipt of an “agent’s message” in customary form by the paying agent in connection with the surrender of book-entry shares (or such other reasonable evidence, if any, of surrender with respect to such book-entry shares, as the paying agent may reasonably request), in each case as contemplated in the merger agreement, the holder of such share certificate or book-entry shares will be entitled to receive in exchange therefor the merger consideration for each share of Company common stock formerly represented by such share certificate or book-entry share, and the share certificate so surrendered will forthwith be canceled.
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With respect to book-entry shares held, directly or indirectly, through DTC, Parent and the Company will cooperate to establish procedures with the paying agent, DTC, DTC’s nominees and such other necessary third-party intermediaries to ensure that the paying agent will transmit to DTC or its nominees as promptly as practicable after the effective time, upon surrender of book-entry shares held of record by DTC or its nominees, the merger consideration to which the beneficial owners thereof are entitled to receive as a result of the merger.
No interest will be paid or accrued on any amount payable upon surrender of any Company common stock. HOLDERS OF SHARE CERTIFICATES OR BOOK-ENTRY SHARES NOT HELD, DIRECTLY OR INDIRECTLY, THROUGH DTC, SHOULD NOT FORWARD THEIR STOCK CERTIFICATES TO THE PAYING AGENT WITHOUT A LETTER OF TRANSMITTAL AND SHOULD NOT RETURN THEIR STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD.
Transfer Books; No Further Ownership Rights

At the effective time, the transfer books of the Company will be closed and thereafter there will be no further registration of transfers on the transfer books of the surviving corporation of the shares of Company common stock that were outstanding immediately prior to the effective time. From and after the effective time, the holders of the shares of Company common stock outstanding immediately prior to the effective time will cease to have any rights with respect to such shares except as otherwise provided for herein or by applicable law. If, at any time after the effective time, share certificates or book-entry shares are presented to the surviving corporation, for any reason, they will be canceled and exchanged as provided in the merger agreement.
Lost, Stolen or Destroyed Certificates

A holder of a share certificate that has been lost, stolen or destroyed will have to make an affidavit of that fact and, if required by the surviving corporation, post a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such share certificate, upon which the paying agent will pay, in exchange for such lost, stolen or destroyed share certificate, the applicable merger consideration.
Termination of Exchange Fund

At any time following the first anniversary of the closing date, the surviving corporation will be entitled to require the paying agent to deliver to it any portion of the exchange fund (including any interest received with respect thereto) which has not been disbursed to holders of share certificates or book-entry shares, and thereafter such holders will be entitled to look only to Parent and the surviving corporation, as applicable, for, and Parent and the surviving corporation will remain liable for, payment of their claims for the merger consideration. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental authority will become, to the extent permitted by applicable law, the property of Parent or its designee, free and clear of all claims or interest of any person previously entitled thereto.
No Liability

Notwithstanding any provision of the merger agreement to the contrary, none of the Company, Parent or MergerCo, the surviving corporation or the paying agent will be liable to any person for merger
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consideration delivered to a public official pursuant to any applicable state, federal or other abandoned property, escheat or similar law. If any share certificate or book-entry share will not have been surrendered prior to such date on which any merger consideration would otherwise escheat to or become the property of any governmental authority, any such merger consideration will, to the extent permitted by applicable law, become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto.
Appraisal Rights

Shares of Company common stock that are outstanding immediately prior to the effective time and that are held by any person who is entitled to demand and properly demands appraisal of such shares pursuant to, and who complies in all respects with, Section 262 will not be converted into the right to receive the merger consideration as provided in the merger agreement, but instead will be canceled and will represent the right to receive payment of the appraised value of such shares as provided under Section 262 of the DGCL. For additional information, please see “The Merger — Appraisal Rights”. Prior to the effective time, the Company will not, without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned), make any payment with respect to any demands for appraisal of any shares of Company common stock or notices of dissent, or agree to do any of the foregoing.
Representations and Warranties

The merger agreement contains representations and warranties that the Company, on the one hand, and Parent and MergerCo, on the other hand, have made to one another, which are qualified in many cases by knowledge, materiality or Material Adverse Effect standards and with respect to the disclosures made by the Company, by (i) certain exceptions and qualifications set forth in the merger agreement, (ii) confidential disclosures made by the Company to Parent and MergerCo and (iii) certain documents filed with, or furnished to, the SEC by the Company, prior to August 4, 2022.
The representations and warranties in the merger agreement do not survive the closing or termination of the merger agreement.
For purposes of the merger agreement, a “Material Adverse Effect” with respect to the Company and its subsidiaries means any effect, change, event or occurrence that (i) has, or would be reasonably expected to have, a material adverse effect on the business, results of operations or financial condition of the Company and its subsidiaries, taken as a whole or (ii) other than for purposes of the “absence of certain changes” representation in the merger agreement, would or would reasonably be expected to prevent or materially delay, interfere with, impair or hinder the consummation by the Company of the merger or the transactions or the compliance by the Company with its obligations under the merger agreement; provided, however, that solely with respect to the foregoing clause (i) none of the following, and no effect, change, event or occurrence arising out of, or resulting from, the following, will constitute or be taken into account in determining whether a Material Adverse Effect has occurred, is continuing or would reasonably be expected to occur: any effect, change, event or occurrence (A) generally affecting the industry in which the Company and its subsidiaries operate or the economy, credit or financial or capital markets generally, in the U.S. or elsewhere in the world, including changes in interest or exchange rates, monetary policy or inflation or (B) to the extent arising out of, resulting from or attributable to (1) changes or prospective changes in law or in GAAP or in accounting standards, or any changes in the interpretation or enforcement of any of the foregoing, or any changes in general legal, regulatory, political or social
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conditions, in each case after August 4, 2022, (2) the negotiation, execution, announcement or performance of the merger agreement or the consummation of the transactions (other than for purposes of any representation or warranty contained in Sections 3.04(d) and 3.05 of the merger agreement), including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, employees or regulators to the extent relating to the identity of Parent or MergerCo, or any litigation arising from allegations of breach of fiduciary duty or violation of law, (3) acts of war (whether or not declared), military activity, sabotage, civil disobedience or terrorism, or any escalation or worsening of any such acts of war (whether or not declared), military activity, sabotage, civil disobedience or terrorism, (4) pandemics, earthquakes, fires, floods, hurricanes, tornados or other natural disasters, weather-related events, casualty events, force majeure events or other comparable events, (5) any action taken by the Company and its subsidiaries that is required by the merger agreement or at Parent’s written request, or the failure to take any action by the Company or its subsidiaries if that action is prohibited by the merger agreement, (6) any change or prospective change in the Company’s credit ratings, (7) any decline in the market price, or change in trading volume, of the shares of the Company, (8) any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow or cash position (it being understood that the exceptions in clauses (6), (7) and (8) will not prevent or otherwise affect a determination that the underlying cause of any such change, decline or failure referred to therein (if not otherwise falling within any of the exceptions provided by clause (A) and clauses (B)(1) through (8)) is a Material Adverse Effect) or (9) any epidemic, pandemic or disease outbreak (including COVID-19) or any “COVID-19 Measures” (which, for purposes of the merger agreement, means any quarantine, “shelter in place”, “stay at home”, workforce reduction (or any other measures affecting compensation or benefits of the employees of the Company), reduced capacity, social distancing, shut down, closure, sequestration, safety or similar law, directive or guidance promulgated by any governmental authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the Coronavirus Aid, Relief and Economic Security Act and the Families First Coronavirus Response Ace) or any change in such COVID-19 Measures or interpretations thereof following August 4, 2022; provided further, however, that any effect, change, event or occurrence referred to in clause (A) or clauses (B)(1), (3), (4) or (9) may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect to the extent such effect, change, event or occurrence has a disproportionate adverse effect on the Company and its subsidiaries, taken as a whole, as compared to other participants in the industry in which the Company and its subsidiaries operate (in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect).
A “Material Adverse Effect” with respect to Parent and MergerCo means any effect, change, event or occurrence that would prevent or materially delay, materially interfere with, materially hinder or materially impair (i) the consummation by Parent or MergerCo of any of the transactions on a timely basis or (ii) the compliance by Parent or MergerCo with its obligations under the merger agreement.
The representations and warranties made by the Company relate to, among other topics, the following:
•
the organization, valid existence, good standing, authority and qualification to conduct business with respect to the Company, each subsidiary and joint venture in which the Company holds 50% of the voting equity interests;

•
capitalization;

•
authority to enter into the merger and the binding nature of the merger agreement;

•
governmental approvals;

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•
compliance with SEC filing requirements;

•
conformity with GAAP and SEC requirements of financial statements filed with the SEC;

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no undisclosed liabilities;

•
existence of internal controls and disclosure controls and procedures;

•
the absence of certain actions or circumstances, and absence of any material adverse effect since March 31, 2022;

•
the absence of certain legal proceedings;

•
compliance with applicable laws and holding of required permits;

•
certain tax matters;

•
certain employee benefits matters;

•
certain labor matters;

•
certain environmental matters;

•
intellectual property;

•
certain data privacy laws and technology and information security matters;

•
matters relating to the leased real property and the absence of owned real property;

•
material contracts;

•
government contracts;

•
aircraft operated by certain subsidiaries of the Company and aircraft owned or leased by the Company or its subsidiaries and operated by another person;

•
U.S. citizenship of the Company and Atlas Air, Inc. and Polar Air Cargo Worldwide, Inc. (the Company’s “airline subsidiaries”) and the authority of each of such subsidiaries to operate as an “air carrier”, in each case, under the Federal Aviation Act;

•
insurance coverage;

•
absence of rights agreements and inapplicability of anti-takeover law;

•
receipt of an opinion from the Company’s financial advisor regarding the fairness, from a financial point of view, of the merger consideration to be received by holders of shares of Company common stock;

•
brokers and other advisors;

•
related persons transactions;

•
vendors and customers;

•
assets of the Company and its subsidiaries;

•
the validity of title or leasehold interest, as applicable, to the Company’s tangible personal property;

•
solvency of the Company; and

•
no outstanding call options in connection with the Company’s 2.25% Convertible Senior Notes due 2022.

The representations and warranties made by the Parent and MergerCo relate to, among other topics, the following:
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•
the organization, valid existence, good standing, authority and qualification to conduct their respective businesses;

•
authority to enter into the merger and the binding nature of the merger agreement;

•
governmental approvals;

•
ownership and operations of MergerCo;

•
the equity and debt commitment letters made available by Parent to the Company (including the enforceability thereof) and the related fee letter;

•
the solvency of the surviving corporation as of the effective time and immediately after the consummation of the applicable transactions, including the merger and the financing;

•
U.S. citizenship and absence of “air carrier” status of Parent and MergerCo, in each case, under the Federal Aviation Act;

•
brokers and other advisors;

•
the accuracy of information supplied for including in this proxy statement;

•
the absence of certain legal proceedings;

•
non-ownership of Company common stock; and

•
the absence of any other representations or warranties.

Covenants Regarding Conduct of Business by the Company Pending the Effective Time

Under the merger agreement, in general, subject to certain exceptions and unless Parent otherwise consents in writing (such consent not to be unreasonably withheld, delayed or conditioned), the Company has agreed to, and to cause each of its subsidiaries to, (i) use commercially reasonable efforts to act and carry on the business of the Company and its subsidiaries in the ordinary course and (ii) use commercially reasonable efforts to (A) preserve the Company’s and its subsidiaries’ current business organizations intact and preserve in all material respects its present and future relationships with customers, suppliers, joint venture partners, lenders, governmental authorities and other persons, groups or entities with which the Company or any of its subsidiaries has business relations or regulator relations, in each case, consistent with past practice, (B) keep available the services of its directors, officers and key employees, (C) maintain the assets and properties of the Company and its subsidiaries in good working order and condition, ordinary wear and tear excepted and (D) maintain in effect all of its material permits.
The Company has also agreed under the merger agreement, subject to certain exceptions (including as required by applicable law, judgment or a government authority, as expressly required by the merger agreement and as set forth in the confidential disclosure schedules to the merger agreement) and unless Parent otherwise consents in writing (such consent not to be unreasonably withheld, delayed or conditioned), the Company has also agreed to certain restrictions on its activities during the period from August 4, 2022 to the effective time or earlier termination of the merger agreement. These restrictions on the Company’s activities are summarized below. In general, subject to certain exceptions, the Company will not, and will not permit any of its subsidiaries to, without Parent’s prior written consent (such consent not to be unreasonably withheld, delayed or conditioned), and, solely in specified cases, permit any of the joint venture entities in which the Company holds 50% voting equity interest to:
•
issue, sell, grant, transfer, dispose of, pledge or encumber, or authorize the issuance, sale, grant, transfer, disposition, pledge or encumbrance of, any shares of the capital stock of the Company or

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any of its subsidiaries or other equity or voting interests, or any securities convertible into, or exchangeable or exercisable for, any shares of its capital stock or other equity or voting interests (including any rights, warrants or options to purchase any shares of its capital stock or other equity or voting interests) of the Company or any of its subsidiaries and, with respect to the Company’s interest in any person other than a subsidiary of the Company in which the Company holds an equity interest (each such interest, an “other JV interest”), sell, transfer, dispose of, pledge or encumber such other JV interest, with certain specified exceptions;
•
redeem, purchase or otherwise acquire, or offer to redeem, repurchase or otherwise acquire, any shares of the capital stock or other equity or voting interests of the Company or any of its subsidiaries, or any securities convertible into, or exchangeable or exercisable for, any shares of its capital stock or other equity or voting interests (including any rights, warrants or options to purchase any shares of its capital stock or other equity or voting interests of the Company or any of its subsidiaries) (other than pursuant to the forfeiture of, or withholding of taxes with respect to, equity-based awards or the settlement of the call options entered into by the Company relating to the Company’s 2024 convertible notes (the “2024 Convertible Notes”));

•
other than dividends and distributions by a direct or indirect wholly-owned subsidiary of the Company to its parent, establish a record date for, declare, set aside for payment or pay any dividend on, or make any other distribution (whether in cash, securities or other property) in respect of, any shares of its capital stock or other equity or voting interests;

•
split, reverse split, combine, consolidate, subdivide, reclassify, adjust or recapitalize any shares of its capital stock or other equity or voting interests, or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Company common stock or other equity or voting securities, except for any such transaction by a wholly-owned subsidiary of the Company which remains a wholly-owned subsidiary following such transaction;

•
adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its subsidiaries (other than the merger), except for the liquidation or dissolution of any dormant subsidiary;

•
incur, create, assume, issue, sell, syndicate or refinance any indebtedness or guarantee, endorse or otherwise become liable for (whether directly, contingently or otherwise) indebtedness of any person, group or entity, except for (i) intercompany indebtedness among the Company and its wholly-owned subsidiaries in the ordinary course of business, (ii) borrowings under the Credit Facility (as defined in the merger agreement) in the ordinary course of business consistent with past practice in an aggregate amount not to exceed $1,000,000, (iii) indebtedness incurred in connection with the renewal, extension or refinancing of certain specified indebtedness or revolving facility or line of credit existing on August 4, 2022 or permitted to be incurred, assumed or otherwise entered into under the merger agreement, (iv) indebtedness incurred for, or pre-delivery deposits with respect to, (A) the financing, purchase or lease of specified aircraft or aircraft parts or equipment (including engines), or (B) the purchase or lease of aircraft or aircraft parts or equipment (including engines) in accordance with applicable terms of the merger agreement and (v) additional indebtedness incurred in the ordinary course of business consistent with past practice after August 4, 2022 in an aggregate principal amount outstanding at any time not to exceed $10,000,000, subject to, in each case, certain limitations;

•
repay, prepay, purchase, redeem, retire cancel or otherwise terminate or accelerate payment with respect to or under (i) any indebtedness of the Company or its subsidiaries, (ii) any leases relating to the leased aircraft of the Company or (iii) any amounts owing as deferred purchase price for property, assets, businesses, securities or services, including all seller notes and “earn-out” payments prior to

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the time when the Company or its subsidiaries is required to pay such amounts in accordance with the terms of such indebtedness, aircraft leases or purchase agreements, as applicable;
•
enter into any swap or hedging transaction or other derivative agreements except for any such transaction or agreement, or renewal, extension or refinancing thereof, entered into in the ordinary course of business consistent with past practice;

•
forgive any loans or make any loans, capital contributions or advances to any person, group or entity other than to the Company or any wholly-owned subsidiary of the Company, capital contributions required by the joint venture agreement to which the Company or any of its subsidiaries is a party or the organizational documents of such joint venture entity, or extensions of credit in the ordinary course of business and advances of expenses to employees in the ordinary course of business;

•
sell, lease, license, transfer to any person, group or entity, or pledge, abandon or otherwise dispose of, in a single transaction or series of related transactions, any aircraft or engines or any of the material properties, assets, businesses or rights of the Company or any of its subsidiaries (excluding material intellectual property of the Company), except (i) transfers, sales or leases among the Company and its wholly-owned subsidiaries, (ii) dispositions of obsolete or surplus assets that are no longer used or useful in the conduct of the business of the Company or any of its subsidiaries, (iii) leases and subleases of real property owned by the Company or its subsidiaries, leases or subleases of real property under which the Company or any of its subsidiaries is a tenant or a subtenant, in each case existing as of the date hereof, and voluntary terminations or surrenders of such leases or subleases in the ordinary course of business, (iv) sales or leases in the ordinary course of business, including sales or leases of aircraft or aircraft parts or equipment in the ordinary course of business, (v) sales or leases of properties or assets for consideration not to exceed $10,000,000 individually or $50,000,000 in the aggregate and (vi) pledges in connection with the encumbrances permitted under the applicable terms of the merger agreement;

•
transfer, sell, lease, license, subject to an encumbrance (other than encumbrances permitted under the merger agreement), cancel, abandon or allow to lapse or expire any material intellectual property owned or purported to be owned by the Company or any of its subsidiaries, except, in each case, in the ordinary course of business;

•
grant any encumbrance (other than encumbrances permitted under the merger agreement) on any of its material assets other than (i) to secure indebtedness and other obligations permitted under the applicable terms of the merger agreement or (ii) to the Company or to a wholly-owned subsidiary of the Company;

•
take, or fail to take, any action that would result in any (i) default, which after notice, the passage of time or both would result in an event of default or (ii) event of default, in each case, (i) under any indebtedness of the Company and its subsidiaries with a principal amount in excess of $1,000,000 and (ii) as the terms “default” and “event of default” are defined in the definitive documentation for such indebtedness (including any similar or analogous terms);

•
acquire (by merger, consolidation, acquisition of stock or assets or otherwise), or make any investment in, directly or indirectly, the capital stock or a material portion of the assets of any other person, group or entity, if the aggregate amount of consideration paid or transferred by the Company and its subsidiaries in connection with all such transactions would exceed $50,000,000 (other than acquisition or leases of aircraft or aircraft parts or equipment in the ordinary course of business and in accordance with the applicable terms of the merger agreement, including through acquisitions of aircraft-owning special purpose entities);

•
make or incur any capital expenditures or other expenditures with respect to flight equipment other than (i) as permitted by the merger agreement, (ii) in connection with certain specified aircraft or

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engines or (iii) capital expenditures other than for the acquisition of aircraft or engines (1) in fiscal year 2022 not to exceed 10% in the aggregate of the amount budgeted for such capital expenditure set forth in the Company’s plan for capital expenditures previously made available to Parent or (2) in any fiscal quarter of 2023 not to exceed 10% in the aggregate of the amount budgeted for such capital expenditure for such applicable fiscal quarter set forth in such Company’s plan;
•
except as required under any Company benefit plan or collective bargaining agreement, (i) grant any increase in compensation or benefits that is material to the individual, (ii) grant any increase in severance, retention, change in control or termination pay, compensation or benefits, (iii) adopt, materially amend or terminate coverage or benefits available under any material collective bargaining agreement or material Company benefit plan, (iv) enter into any employment, severance, consulting or similar agreement (other than with employees outside of the United States containing standard terms), (v) grant any equity, equity-based or long-term cash-based awards, (vi) accelerate the vesting or payment of compensation or benefits under any Company benefit plan, (vii) hire or promote any employee or independent contractor at the level agreed upon with Parent (other than to replace a departed employee on substantially similar terms), (viii) terminate the employment or service of any employee or other service provider at the level agreed upon with Parent (other than for “cause” (as reasonably determined by the Company or applicable subsidiary) or due to death or disability), (ix) institute (or announce the planning of) a general layoff or early retirement plan or (x) recognize or certify any labor union, labor organization, works council or group of employees as a bargaining representative for employees of the Company and its subsidiaries;

•
make any material changes in financial accounting methods, principles or practices, except insofar as may be required by GAAP (or any interpretation thereof), a governmental authority or the Financial Accounting Standards Board (or any similar organization);

•
(i) make, change or revoke any tax election, adopt or change any tax accounting method or change any tax accounting period, (ii) file any tax returns in a manner inconsistent with past practice, except as otherwise required by a change in applicable law, (iii) settle or compromise any suit, claim, action, investigation, proceeding or audit with respect to taxes or (iv) file any amended tax return; except in each case to the extent not material to the Company and its subsidiaries as a whole;

•
amend or otherwise change (whether by merger, consolidation or otherwise) the Company’s certificate of incorporation, as amended, or the comparable organizational documents of any subsidiary of the Company or other joint venture partner, or amend or otherwise change certain agreements with Amazon.com, Inc. or the warrant agreement dated May 29, 2020, between the Company and the U.S. Department of Treasury;

•
subject to the restrictions in the merger agreement, other than (i) a renewal of a contract (including any company lease for leased real property with a base annual rent in excess of $1,000,000) on substantially similar terms for the Company or its subsidiaries, or (ii) the entry into, extension, amendment or renewal of a contract that is a material contract solely by reason of certain specified provisions of the merger agreement in the ordinary course of business, enter into, extend or renew, or otherwise modify, amend, terminate (other than terminations occurring as a result of the expiration of the term thereof) or waive any material rights or obligations under, any material contract (or any contract that would be a material contract if entered into prior to August 4, 2022);

•
grant any material refunds, credits, rebates or allowances to customers other than refunds, credits, rebates or allowances granted in the ordinary course of the business consistent with past practice;

•
engage in any transaction with, or enter into any contracts with any former or current direct or indirect stockholder beneficially owning 5% or more of the Company’s voting securities or any current director

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or executive officer of the Company, or, to the knowledge of the Company, any such person’s affiliates or immediate family members, other than the merger agreement and the transactions contemplated thereby;
•
adopt or implement any stockholder rights agreement, “poison pill” or similar antitakeover agreement or plan;

•
subject to certain exceptions set forth in the merger agreement, release, waive or compromise any pending or threatened legal, regulatory or administrative action against the Company or any of its subsidiaries, if such settlement, release, waiver or compromise would require a payment by the Company or its subsidiaries, in excess of $100,000 in any individual case or series of related cases or $250,000 in the aggregate, other than settlements of any pending or threatened action (A) in which the Company or any of its subsidiaries is named as a nominal defendant, or (B) reflected or reserved against in the balance sheet (or the notes thereto) of the Company as of March 31, 2022 included in any documents filed with the SEC prior to August 4, 2022 for an amount not in excess of the amount so reflected or reserved (excluding any amount that may be paid under insurance policies or indemnification agreements); provided that any such settlement, release, waiver or compromise does not include any material obligations (other than the payment of money) to be performed by the Company or any of its subsidiaries following the closing of the merger or the admission of wrongdoing by the Company or any of its subsidiaries or any of their respective officers or directors; and provided, further, that no settlement of any pending or threatened legal, regulatory or administrative action may involve any material injunctive or equitable relief or impose material restrictions on the business activities of the Company and its subsidiaries, taken as a whole;

•
take any action that would reasonably be expected to result in an adjustment to the conversion rate (as defined in the indenture governing the 2024 Convertible Notes) applicable to the 2024 Convertible Notes; provided that this restriction will not apply to any adjustment to the conversion rate solely as a result of the transactions in accordance with the terms of the indenture governing the 2024 Convertible Notes;

•
enter into any new line of business (other than any line of business that is reasonably related to and a reasonably foreseeable extension of any line of business existing as of August 4, 2022) or terminate any line of business existing as of August 4, 2022;

•
fail to continue, in respect of all owned or leased aircraft, all maintenance programs consistent with past practice (either with current service providers or other reputable service providers), including using commercially reasonable efforts to keep all such owned or leased aircraft in such condition as may be necessary to enable the Company and its airline subsidiaries to operate in the ordinary course of business as of August 4, 2022;

•
cancel, terminate or allow to lapse without a commercially reasonable substitute policy therefor, or amend in any material respect or enter into, any material insurance policy, other than the renewal of an existing insurance policy or a commercially reasonable substitute therefor;

•
take any action that would cause the Company or any of its airline subsidiaries to fail to be, or fail to be owned and controlled by, a “citizen of the United States” as defined in 49 U.S.C. § 40102(a)(15) of the Federal Aviation Act and as interpreted by DOT.

•
take any action that would cause any of the Company’s airline subsidiaries to fail to be an “air carrier”, or fail to hold an operating certificate;

•
take any action that would (i) cause any direct or indirect subsidiary of the Company that is consolidated (for financial reporting purposes) as of August 4, 2022 to become an unconsolidated subsidiary, or to otherwise create any direct or indirect unconsolidated subsidiary of the Company or (ii) cause any direct or indirect subsidiary of the Company that is unconsolidated (for financial reporting

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purposes) as of August 4, 2022 to become a consolidated subsidiary of the Company, or commit or agree, in writing or otherwise, to take any of the foregoing actions or adopt any resolutions in support of any of the foregoing actions; or
•
commit or agree, in writing or otherwise, to take any of the foregoing actions or adopt any resolutions in support of any of the foregoing actions.

Notwithstanding anything to the contrary set forth in the merger agreement, the Company and its subsidiaries may take such actions as the Company deems in good faith to be necessary in connection with COVID-19; provided that, to the extent reasonably practicable, the Company will consult with Parent prior to taking any such action; and
Nothing contained in the merger agreement is intended to give Parent or MergerCo, directly or indirectly, the right to control or direct the Company’s or its subsidiaries’ operations prior to the effective time. Prior to the effective time, the Company will exercise, consistent with the terms and conditions of the merger agreement, complete control and supervision over its and its subsidiaries’ respective operations.
No Solicitation; Change in Board Recommendation

The Company agreed that it will, and will cause each of its subsidiaries to, and will instruct and use its reasonable best efforts to cause its representatives to, immediately following the date of the merger agreement until the effective time (or earlier if the merger agreement is terminated in accordance with its terms), not, directly or indirectly, or announce any public intention to:
•
initiate, solicit, cause or knowingly encourage (including by way of furnishing non-public information) or otherwise assist the submission of any inquiries regarding, or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, a takeover proposal;

•
engage in, continue, facilitate or otherwise participate in any discussions or negotiations regarding (except to notify any person, group or entity of the provisions of this section) a takeover proposal or any inquiry or proposal that would reasonably be expected to lead to a takeover proposal, or furnish to any other person, group or entity any information or afford any person, group or entity with access to the business, employees, officers, contracts, properties, assets or books and records of the Company and its subsidiaries, in each case in connection with, or for the purpose of, encouraging, facilitating or assisting a takeover proposal, or where such person, group or entity has made or indicated an intention to make, a takeover proposal;

•
approve, endorse or recommend a takeover proposal;

•
enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement or other similar agreement providing for a takeover proposal or any agreement requiring the Company to abandon, terminate or fail to consummate the transactions; or

•
resolve, endorse, recommend, agree or propose to do any of the foregoing.

Notwithstanding the foregoing, noting in the merger agreement will restrict the Company from disclosing any information to the extent required under the Amazon Stockholders Agreement.
On or after August 4, 2022 and prior to receipt of the Company stockholder approval, if the Company or any of its representatives receives a takeover proposal that does not result from any breach of the obligations under the merger agreement, (i) the Company and its representatives may contact and engage in discussions with such person or group of persons making the takeover proposal or its or their
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representatives and financing sources to clarify the terms and conditions thereof or to request that any takeover proposal made orally be made in writing or to notify such persons or group of persons or its or their representatives and financing sources of the Company’s obligations described above, and (ii) if the Board or any duly authorized committee thereof determines in good faith, after consultation with its financial advisors and outside legal counsel, that such takeover proposal constitutes, or would reasonably be expected to lead to, a superior proposal, then the Company and any of its representatives may:
•
enter into an acceptable confidentiality agreement (as defined below) with the person or group of persons making such takeover proposal and furnish pursuant to an acceptable confidentiality agreement information (including non-public information) with respect to the Company and its subsidiaries to the person or group of persons that has made such takeover proposal and its or their representatives and financing sources; provided that the Company will promptly provide to Parent any material non-public information concerning the Company or any of its subsidiaries that is provided to any such person or persons which was not previously provided to Parent or its representatives; and

•
engage in or otherwise participate in discussions or negotiations with the person or group of persons making such takeover proposal.

Following August 4, 2022, the Company must (i) promptly notify Parent in the event that the Company or any of its subsidiaries or its or their representatives receive a takeover proposal, (ii) must disclose to Parent the material terms and conditions of any such takeover proposal and the identity of the person or group of persons making such takeover proposal, and (iii) must keep Parent reasonably informed of any material developments with respect to any such takeover proposal, in each case subject to the terms of the existing confidentiality agreement between the Company and certain affiliates of the Consortium Funds.
The Board has agreed that neither it, nor any duly authorized committee thereof, will:
•
(i) fail to include the Company’s recommendation in this proxy statement, (ii) withdraw or withhold (or modify, amend or qualify in a manner adverse to Parent), or propose to withdraw or withhold (or modify, amend or qualify in a manner adverse Parent), (iii) recommend the approval or adoption of, or approve or adopt, or publicly propose to recommend, approve or adopt, any takeover proposal, subject to certain specified qualifications, (iv) fail to recommend, in a statement on Schedule 14D-9, against any takeover proposal subject to Regulation 14D under the Exchange Act within ten (10) business days after commencement of such proposal, (v) within five (5) business days following a written request by Parent following the date any takeover proposal or any material modification thereto is first published or sent, given or communicated to the shareholders of the Company, fail to issue a press release that reaffirms the Board recommendation in this proxy statement or (vi) publicly propose or agree to any of the foregoing (any such action, an “adverse recommendation change”); or

•
execute or enter into (or cause or permit the Company or any of its subsidiaries to execute or enter into) any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement or other similar agreement providing for a takeover proposal, other than any acceptable confidentiality agreement (each, a “company acquisition agreement”).

Prior to obtaining adoption of the Company merger agreement proposal by Company stockholders, but not after, the Board or any duly authorized committee thereof may make an adverse recommendation change or cause the Company to enter into a Company acquisition agreement with respect to a takeover proposal and terminate the merger agreement in accordance with the terms thereof if the Board or any duly authorized committee thereof has determined in good faith, after consultation with its financial advisors and outside legal counsel and compliance with the merger agreement that:
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•
where the adverse recommendation change is not made in response to a takeover proposal, an intervening event (as defined below) has occurred and failure to effect an adverse recommendation change would reasonably be expected to be inconsistent with the Board’s fiduciary duties under applicable law; provided that none of the following will constitute an intervening event: (i) any action that is taken by Parent to the extent required by the affirmative covenants set forth in the merger agreement, and the consequences of any such action, and (ii) any change in the market price, trading volume or ratings of any securities or indebtedness of the Company or any of its subsidiaries; provided that the underlying causes of any such change may be considered in determining whether an intervening event has occurred; and

•
where the adverse recommendation change is made in response to a takeover proposal, that such takeover proposal constitutes a superior proposal and the failure to effect an adverse recommendation change would reasonably be expected to be inconsistent with the Board’s fiduciary duties under applicable law.

The Board will not, and will cause the Company not to, make an adverse recommendation change unless (i) the Company has given Parent at least four calendar days’ prior written notice of its intention to take such action, (ii) the Company has negotiated with, and has caused its representatives to negotiate with, Parent in good faith, to the extent Parent wishes to negotiate, in order to enable Parent to revise the terms of the merger agreement so that the failure to make such an adverse recommendation change would no longer reasonably be expected to be inconsistent with the directors’ exercise of their fiduciary duties under applicable law and (iii) following the Company’s and its representatives’ negotiation in good faith with Parent, the Board (after consultation with its financial advisors and outside legal counsel) determines in good faith that the failure to make such an adverse recommendation change would no longer be inconsistent with the directors’ exercise of their fiduciary duties under applicable law.
The Board will not cause the Company to enter into a company acquisition agreement with respect to a takeover proposal unless (i) the Company has given Parent at least four calendar days’ prior written notice of its intention to take such action, and the Company will have contemporaneously provided a copy of the relevant proposed definitive transaction agreements with the person, group or entity making such superior proposal, (ii) the Company has negotiated, and has caused its representatives to negotiate, in good faith with Parent, to the extent Parent wishes to negotiate, in order to enable Parent to propose in writing a binding offer to effect revisions to the terms of the merger agreement such that it would cause such superior proposal to no longer constitute a superior proposal, and (iii) following the end of such notice period, the Board will have considered in good faith such binding offer, and will, after consultation with its financial advisors and outside legal counsel, have determined that the superior proposal would continue to constitute a superior proposal if the revisions proposed in such binding offer were to be given effect.
Any termination of the merger agreement pursuant an adverse recommendation change or the Company entering into a company acquisition agreement with respect to a takeover proposal will be void and of no force and effect unless the termination is in accordance with the merger agreement and, to the extent required under the terms of the merger agreement, the Company pays to Parent the applicable company termination fee.
For purposes of the merger agreement, “acceptable confidentiality agreement” means (i) any confidentiality agreement entered into by the Company from and after August 4, 2022 that contains confidentiality provisions that are not materially less favorable in the aggregate to the Company than those contained in the confidentiality agreement between the Company and certain affiliates of the Consortium Funds, except that such confidentiality agreement (A) need not include explicit or implicit standstill provisions or otherwise restrict the making of or amendment or modification to takeover
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proposals, (B) will not prohibit the Company from complying with the merger agreement or restrict its ability to consummate merger transactions and (C) will not include any provision calling for an exclusive right to negotiate with the Company prior to a valid termination of the merger agreement, or (ii) any confidentiality agreement entered into prior to August 4, 2022 (provided that the Company is entitled to waive or release any preexisting explicit or implicit standstill provisions or similar agreements with any person, entity or group to the extent said provision would prohibit them from making, negotiating or effecting a takeover proposal). For purposes of the merger agreement, “merger transactions” mean, collectively, the transactions contemplated by the merger agreement, including the merger, but excluding, in any event, the equity financing (as defined in the definition of the equity commitment letters) and the debt financing (as defined in the definition of debt commitment letter).
For purposes of the merger agreement, “takeover proposal” means any inquiry, proposal or offer from any person, entity or group (other than Parent and its subsidiaries) relating to, in a single transaction or series of related transactions, any direct or indirect:
•
acquisition or license of 20% or more of the consolidated assets of the Company and its subsidiaries (based on the fair market value thereof, as determined by the Board or any duly authorized committee thereof) or 20% or more of the consolidated revenues or earnings of the Company are attributable, including through the acquisition of one or more subsidiaries of the Company owning such assets;

•
acquisition or issuance of securities (whether by merger, consolidation, spin-off, share exchange (including a split-off), business combination or similar transaction involving an acquisition of the Company) representing 20% or more of the voting power of any class of equity or voting securities of the Company (including Company common stock);

•
tender offer or exchange offer that if consummated would result in any person, entity or group beneficially owning securities representing 20% or more of the voting power of the then outstanding Company common stock; and

•
merger, consolidation, share exchange, business combination, recapitalization, reorganization, liquidation, dissolution or similar transaction involving the Company pursuant to which such person, entity or group (or the stockholders thereof) would acquire, directly or indirectly, 20% or more of the consolidated assets of the Company and its subsidiaries (based on the fair market value thereof, as determined by the Board or any duly authorized committee thereof) or to which 20% or more of the consolidated revenues or earnings of the Company are attributable or securities representing 20% or more of the aggregate voting power of the Company’s then outstanding securities or of the surviving entity in a merger, consolidation, share exchange or other business combination involving the Company or the resulting direct or indirect parent of the Company or such surviving entity, in each case, other than the merger transactions.

For purposes of the merger agreement, “superior proposal” means any bona fide written takeover proposal made after August 4, 2022 that was not solicited in breach of the merger agreement, that the Board or any duly authorized committee thereof has determined in its good faith judgment, after consultation with its financial advisors and outside legal counsel, and after taking into account the certainty and timing of closing and all legal, regulatory, financial, financing and other aspects of such proposal, (i) would be more favorable to the Company stockholders than the merger transactions from a financial point of view and (ii) is reasonably capable of being completed (if accepted) in accordance with its terms (provided, that for purposes of the definition of “superior proposal”, the references to “20%” in the definition of takeover proposal will be deemed to be references to “50%”).
For purposes of the merger agreement, an “intervening event” means any material event or development or material change in circumstances with respect to the Company and its subsidiaries taken as a whole
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that, (i) irrespective of when such event, development or change occurred, was not known to, or reasonably foreseeable (with respect to magnitude or material consequences) by, the Board (or any member thereof) as of, or prior to, August 4, 2022, and (ii) does not involve or relate to the receipt, existence or terms of any takeover proposal (or any proposal or inquiry that constitutes, or is reasonably expected to lead to, a takeover proposal). No action taken by Parent to the extent required by the merger agreement, nor the consequences of any such action, will constitute an intervening event, and no change in the market price, trading volume or ratings of any securities or indebtedness of the Company or any of its subsidiaries will constitute an intervening event; provided that the underlying causes of any such change may be considered in determining whether an intervening event has occurred.
Efforts to Obtain the Company Stockholder Approval

The Company will solicit from the holders of Company common stock proxies in favor of the adoption of the merger agreement in accordance with the DGCL and, unless the Board has effected an adverse recommendation change, the Company will use its reasonable best efforts to secure the Company stockholder approval at the special meeting of the Company stockholders. The Company will take all action required under the DGCL, the Company organizational documents and the applicable requirements of the NASDAQ necessary to hold the special meeting of the Company stockholders for the purpose of voting upon the adoption of the merger agreement.
Reasonable Best Efforts

Each of the parties to the merger agreement has agreed to cooperate with the other parties and use (and cause their respective controlled affiliates to use) their reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for in the merger agreement) to as promptly as reasonably practicable:
•
take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties in doing, all things necessary, proper or advisable to cause the conditions to closing to be satisfied as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner reasonably practicable, the transactions, including preparing and filing promptly and fully all documentation to effect all necessary, proper and advisable filings, notices, petitions, statements, registrations, declarations, submissions of information, applications, reports and other documents;

•
obtain all approvals, consents, registrations, waivers, permits, authorizations, exemptions, clearances, orders and other confirmations from any governmental authority or third-party necessary, proper or advisable to consummate the transactions;

•
execute and deliver any additional instruments necessary to consummate the transactions; and

•
defend or contest in good faith any action brought by any governmental authority or a third party or any judgment that could otherwise prevent or impede, interfere with, hinder or delay in any material respect the consummation of the transactions.

The Company and Parent also agreed to use reasonable best efforts to (i) take all action necessary to ensure that no anti-takeover law is or becomes applicable to any of the transactions and refrain from taking any actions that would cause the applicability of such laws, and (ii) if the restrictions of any anti-takeover law become applicable to any of the transactions, take all action necessary to ensure that
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such transactions may be consummated as promptly as practicable on the terms contemplated by the merger agreement and otherwise lawfully minimize the effect of such anti-takeover laws on such transactions.
Parent and the Company agreed to jointly, and on an equal basis, (i) control the timing and strategy for obtaining any approvals, consents, registrations, waivers, permits, authorizations, exemptions, clearances, orders and other confirmations from any aviation regulators in connection with the transactions and (ii) coordinate the overall development of the positions to be taken and the regulatory actions to be requested in any filing or submission with an aviation regulator in connection with the transactions and in connection with any investigation or other inquiry or litigation by or before, or any negotiations with, an aviation regulator relating to the transactions and of all other regulatory matters incidental thereto, including any notice filing with the DOT regarding a substantial change in operations, ownership or management. Parent will solely control the timing and strategy for obtaining any approvals, consents, registrations, waivers, permits, authorizations, exemptions, clearances, orders and other confirmations from any other governmental authorities in connection with the transactions and coordinate the overall development of the positions to be taken and the regulatory actions to be requested in any filing or submission with such other governmental authority in connection with the transactions and in connection with any investigation or other inquiry or litigation by or before, or any negotiations with, any such other governmental authority relating to the transactions and of all other regulatory matters incidental thereto, including the final content of any substantive communications with any applicable governmental authority; provided that Parent will take into considerations the Company’s views, suggestions and comments regarding non-confidential strategy, efforts and positions to be taken and regulatory actions requested in any filing or submission with such other governmental authority.
Each of the parties also agreed to file a notification and report form under the HSR Act with respect to the transactions (which will request the early termination of any applicable waiting period) as promptly as reasonably practicable following August 4, 2022, and in any event within 10 days following August 4, 2022, and to supply (and cause their respective affiliates or, if required pursuant to the HSR Act, the parties to the equity commitment letters or their affiliates) as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act and to promptly take any and all steps necessary to avoid or eliminate each and every impediment and obtain all consents under any antitrust laws that may be required by any foreign or U.S. federal, state or local governmental authority, in each case with competent jurisdiction, so as to enable the parties to the merger agreement to consummate the transactions.
The Company and Parent will respond to and seek to resolve as promptly as reasonably practicable any objections asserted by any governmental authority related to the transactions. Each of the Company, Parent and MergerCo will not take (and will cause their respective affiliates not to take) any action with the intention to, or that would, hinder or delay the expiration or termination of any waiting period under the HSR Act or the obtaining of approval of the DOJ or FTC, as necessary. Nothing in the merger agreement requires any party thereto to take or agree to take any action with respect to its business or operations unless the effectiveness of such agreement or action is conditioned upon the closing. Neither Parent nor the Company will commit (and will cause their respective affiliates not to commit) to or agree with any governmental authority to stay, toll or extend any applicable waiting period under the HSR Act or any other antitrust laws or enter into a timing agreement with any government authority without the prior written consent of the other party (such consent not to be unreasonably withheld, delayed or conditioned).
The parties have also agreed to use (and to cause their respective affiliates and, with respect to clauses (i) through (iv) below, the parties to the equity commitment letters or their affiliates (to the extent
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such persons are required pursuant to any applicable law or governmental authority to supply information or documentation to, or communicate with, governmental authorities in connection with the transactions) to use) their reasonable best efforts to: (i) promptly cooperate in all respects with the other in connection with any necessary, proper or advisable submissions, consents, approvals, filings, petitions, statements, licenses, permits, authorizations, declarations, notifications, registrations, submissions of information, applications, reports, waivers, exemptions clearances, orders, confirmations and other documents with the FTC, the DOJ, any aviation regulators or any other governmental authority in connection with the transactions and in connection with any investigation or other inquiry by or before the FTC, the DOJ, any aviation regulator or any other governmental authority relating to the transactions or any proceeding initiated by a private person, entity or group; (ii) keep the other parties informed in all material respects and on a reasonably timely basis of any material communication received by such party from, or given by such party to, the FTC, the DOJ, any aviation regulator or any other governmental authority and of any material communication received or given in connection with any proceeding by a private person, entity or group, (iii) subject to applicable law, the confidentiality agreement between the Company and certain affiliates of the Consortium Funds and to the extent reasonably practicable, consult with the other parties with respect to information relating to the other parties to the merger agreement and their respective subsidiaries, as the case may be, that appears in any filing made with, or written materials submitted to, any third person or entity or the FTC, the DOJ, any aviation regulator or any governmental authority in connection with the transactions, other than “4(c) documents” as that term is used in the rules and regulations under the HSR Act, (iv) to the extent permitted by the FTC, the DOJ, any aviation regulator or such other applicable governmental authority or other person, give the other parties to the merger agreement the opportunity to attend and participate in such meetings and conferences and (v) promptly obtain all consents, registrations, waivers, exemptions, approvals, confirmations, clearances, permits, certificates, orders, and authorizations necessary, proper or advisable to be obtained from, or renewed with, the FTC, the DOJ, any aviation regulator and any other governmental authority.
The parties have agreed to use (and to cause their affiliates to use) their reasonable best efforts to cause the Company to submit to DCSA and, to the extent applicable, any other governmental authority a notice of the transactions. The parties further agreed to use their commercially reasonable efforts to submit a change condition package to DCSA in the National Industrial Security System as promptly as practicable following the closing of the merger.
The parties have agreed that in no event will any party to the equity commitment letters that is not an affiliate of parent or any affiliate of a party to the equity commitment letters (other than Parent, MergerCo or their respective subsidiaries) be obligated to take any action or refrain from any action in connection with the transactions other than the making of filings with or submissions to, the supply of information or documentation to, or communications with, governmental authorities in connection with obtaining any consents, approvals or other clearances required to satisfy the “Required Regulatory Approvals; HSR” closing condition in the merger agreement, in each case as required pursuant to antitrust laws, aviation regulators or any other applicable law or by any governmental authority.
Financing

Marketing Period
Under the merger agreement, the Company has agreed to allow Parent a period of 18 consecutive calendar days (subject to certain blackout dates) to market the debt financing. The marketing period commences once Parent has received certain required financial information and all of the conditions to the closing of the merger are satisfied (other than those conditions that by their nature are to be satisfied
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at the closing, but subject to the satisfaction or waiver of those conditions at such time). The marketing period will end on any earlier date on which the debt financing has been obtained.
Efforts
The merger agreement provides that each of Parent and MergerCo will use, and will cause their affiliates to use, reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and obtain the equity financing and debt financing on the terms and subject only to the conditions (including the “market flex” provisions) set forth in the equity commitment letter and debt commitment letters, including using reasonable best efforts to:
•
maintain in effect and comply with the commitment letters;

•
negotiate and enter into definitive agreements with respect to debt financing on the terms and subject only to the conditions (including the “market flex” provisions) set forth in the debt commitment letter or on terms, other than with respect to conditionality, not materially less favorable to Parent or MergerCo than the terms and conditions (including “market flex” provisions) set forth in the debt commitment letter;

•
satisfy (or cause its affiliates to satisfy) on a timely basis all conditions to the funding or investing of the financing applicable to Parent and its affiliates in the commitment letters and the definitive agreements related thereto that are within their control that are to be satisfied by Parent or MergerCo;

•
consummate the financing at or prior to the closing of the merger, including using its (and causing its affiliates to use) reasonable best efforts to cause the lenders and the other entities committing to fund the financing to fund such financing at the closing of the merger; and

•
enforce its rights under the commitment letters and any definitive agreements relating to the financing of the merger.

Parent and MergerCo may not, without the prior written consent of the Company, agree to or permit any termination of or amendment or modification to be made to, or grant any waiver of any provision under, the commitment letters if such termination, amendment, modification or waiver would (A) reduce the aggregate amount of the financing (including by increasing the amount of fees to be paid or original issue discount) (B) impose new or additional conditions precedent to the availability of the financing or otherwise adversely expand, amend or modify any of the conditions to the financing, or otherwise expand, amend or modify any other provision of the commitment letters in a manner that would reasonably be expected to delay or prevent the funding of the financing on the closing date or (C) adversely impact the ability of Parent or MergerCo, as applicable, to enforce its rights against other parties to the commitment letters.
Prior to the closing date, the Company has agreed that the Company and its subsidiaries will use their reasonable best efforts to provide, and will cause their representatives to use reasonable best efforts to provide, to Parent and MergerCo, in each case at Parent’s sole expense, all cooperation reasonably requested by Parent, as more fully set forth in the merger agreement, to assist Parent in causing the conditions in the debt commitment letter to be satisfied or as is otherwise reasonably requested by Parent or the debt financing sources in connection with the financings contemplated by the debt commitment letter (including any offering or private placement of debt securities pursuant to Rule 144A under the Securities Act of 1933, as amended).
Parent and MergerCo obtaining financing, including any alternative financing, is not a condition to the consummation of the merger.
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Indemnification and Insurance

The merger agreement provides that for a period of six years from and after the effective time, the surviving corporation will, and Parent will cause the surviving corporation to, (i) indemnify and hold harmless each current or former director or officer of the Company or its subsidiaries and each other person, group or entity who at the effective time is, or at any time prior to the effective time was, indemnified or entitled to be indemnified by the Company or its subsidiaries pursuant to the Company’s certificate of incorporation and other organizational documents and the organizational documents of the Company’s subsidiaries in effect on August 4, 2022 or in any agreement in existence on August 4, 2022 providing for indemnification or advancement of expenses between the Company or any of its subsidiaries and any such person, group or entity (each, an “indemnitee” and, collectively, “indemnitees”) with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including fees and expenses of legal counsel) in connection with any legal or administrative proceeding, suit, investigation, arbitration or action (whether civil, criminal, administrative or investigative), whenever asserted, based on or arising out of, in whole or in part, (A) the fact that an indemnitee is or was a member, director, manager, officer, employee or agent of the Company or such subsidiary or (B) acts or omissions by an indemnitee in the indemnitee’s capacity as a member, director, manager, officer, employee or agent of the Company or such subsidiary or taken at the request of the Company or such subsidiary (including in connection with serving at the request of the Company or such subsidiary as a representative of another person (including any employee benefit plan)), in each case of (A) or (B), at, or at any time prior to, the effective time (including any legal or administrative proceeding, suit, investigation, arbitration or action relating in whole or in part to the transactions or relating to the enforcement of the indemnification provisions of the merger agreement or any other indemnification or expense advancement right of any indemnitee), and (ii) assume in the merger without any further action all obligations of the Company and such subsidiaries to the indemnitees in respect of indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the effective time as provided in the Company charter and the organizational documents of such subsidiaries as in effect on August 4, 2022 providing for indemnification or advancement of expenses between the Company or its subsidiaries and any indemnitee.
For a period of six years from and after the effective time, to the extent permitted by applicable law, Parent will cause, unless otherwise required by law, the certificate of incorporation and by-laws of the surviving corporation, and the surviving corporation will cause the organizational documents of its subsidiaries, to contain provisions no less favorable to the indemnitees with respect to limitation of liabilities, indemnification and exculpation, in each case, of members, managers, directors and officers than are set forth as of August 4, 2022 in the Company’s certificate of incorporation and the organizational documents of such subsidiaries as in effect on August 4, 2022, and to the extent permitted by law, the surviving corporation will, and Parent will cause the surviving corporation to, advance any expenses of any indemnitee, subject to receipt from such indemnitee of an undertaking to repay such advances if it is ultimately determined that such indemnitee is not entitled to indemnification.
In the event a legal, regulatory or administrative proceeding, suit, investigation, arbitration or action is brought against any indemnitee and in which indemnification could be sought by such indemnitee in any threatened or actual litigation, claim or proceeding relating to any acts or omissions (each, a “claim”), (i) the surviving corporation will have the right, but not the obligation, to control the defense thereof after the effective time, (ii) none of Parent, the surviving corporation or any of its subsidiaries will settle, compromise or consent to the entry of any judgment in any such claim, unless such settlement, compromise or consent relates only to monetary damages or includes an unconditional release of such indemnitee from all liability arising out of such claim or such indemnitee otherwise consents in writing to such settlement, compromise or consent and (iii) each of the surviving corporation, its subsidiaries and
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the indemnitees will cooperate in the defense of any claim and agree to provide access to properties and individuals as reasonably requested and furnish or cause to be furnished records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested in connection therewith.
The merger agreement requires the Company to purchase and bind a six-year prepaid “tail policy” on terms and conditions providing at least substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance maintained by the Company and its subsidiaries with respect to matters existing or occurring prior to the effective time, covering, without limitation, the transactions, or, if substantially equivalent insurance coverage is unavailable, the best available coverage. Such tail policy will survive the merger for not less than six years for the benefit of the Company, its subsidiaries, the Company’s and any of its subsidiaries’ past and present directors and/or officers that are insured under the Company’s current directors’ and officers’ liability insurance policy in effect as of August 4, 2022. The surviving corporation will maintain the tail policy for a period of six years after the effective time. Neither the Company nor the surviving corporation will be required to pay an annual premium for such policy in excess of 300% of the last annual premium paid prior to August 4, 2022.
The obligations of Parent and the surviving corporation with respect to indemnification under the merger agreement will not be terminated or modified in such a manner as to adversely affect the rights of any indemnitee to whom such provisions apply unless (x) such termination or modification is required by applicable law or (y) the affected indemnifiable party will have consented in writing to such termination or modification. In the event that (i) Parent, the surviving corporation or any of their respective successors or assigns (A) consolidates with or merges into any other person, entity or group and is not the continuing or surviving corporation or entity of such consolidation or merger or (B) transfers or conveys all or substantially all of its properties and assets to any person, entity or group, or (ii) Parent or any of its successors or assigns dissolves the surviving corporation, then proper provisions will be made so that the successors and assigns of Parent or the surviving corporation assume all of the obligations thereof with respect to indemnification set forth in the merger agreement.
Employee Benefits Matters

The merger agreement provides that for a period beginning at the effective time and ending on December 31 of the year following the year in which the effective time occurs, Parent will provide each employee of the Company as of immediately prior to the effective time (each, a “Continuing Employee”) with (i) a base salary or wage rate and target bonus (excluding retention or change in control and equity or equity-based compensation opportunities) that are no less favorable, in each case, than those in effect immediately prior to the effective time, (ii) severance benefits that are no less favorable than those that would have been provided to such Continuing Employee under the applicable severance plans and arrangements as in effect immediately prior to the effective time and (iii) employee benefit plans and arrangements (including retirement and welfare benefits but excluding severance benefits, retiree welfare benefits and defined benefit pension plans) that are substantially comparable in the aggregate to those provided to such Continuing Employee immediately prior to the effective time. Parent will establish an equity incentive plan for the benefit of some or all Continuing Employees.
Parent will honor, in accordance with their terms, all of the Company’s compensation and benefit plans, programs, agreements and arrangements as in effect at the effective time, including honoring Mr. Dietrich’s employment agreement and the Benefits Program, and continue to be bound by the terms of each collective bargaining agreement in effect as of immediately prior to the effective time. Parent has acknowledged in the merger agreement that the merger will constitute a “change in control” or “change of
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control” (or other term of similar import) for purposes of the Company’s compensation and benefit plans, programs, agreements and arrangements.
Certain Additional Covenants and Agreements

The merger agreement also contains additional covenants between the Company, Parent and MergerCo relating to, among other things, (i) public announcements with respect to the transactions; (ii) access to information and confidentiality; (iii) coordination with respect to litigation relating to the mergers; (iv) covenants relating to the de-listing of the shares of Company common stock from NASDAQ and deregistering such Company common stock under the Exchange Act; (v) the filing of this proxy statement; (vi) the treatment of the 2024 Convertible Notes; and (vii) the treatment of Company indebtedness.
Conditions of the Merger

Each party’s obligations to effect the merger are subject to the satisfaction (or waiver, if permissible under applicable law), on or prior to the closing date, of certain conditions, including:
•
no judgment enacted, promulgated, issued, entered, amended or enforced by any governmental authority of competent jurisdiction or any applicable law in the United States or certain agreed jurisdictions will be in effect enjoining, restraining or otherwise making illegal, preventing or prohibiting the consummation of the merger (the “restraints”);

•
the expiration or early termination of the waiting period (and any extension thereof) applicable to the consummation of the merger under the HSR Act and obtaining certain agreed regulatory consents, approvals or other clearances; and

•
the receipt of the Company stockholder approval.

The obligations of Parent and MergerCo to consummate the merger are subject to the satisfaction (or written waiver by Parent, if permissible under applicable law) on or prior to the closing date of the following additional conditions:
•
the truthfulness and correctness of representations and warranties of the Company to the extent specified in the merger agreement, subject to certain materiality qualifications;

•
the Company having complied with or performed in all material respects the obligations required to be complied with or performed by the Company at or prior to the effective time under the merger agreement; and

•
the absence of any change, event, development, occurrence, state of facts, circumstance or effect that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect with respect to the Company and its subsidiaries since August 4, 2022.

The obligations of Company to consummate the merger is subject to the satisfaction (or written waiver by the Company, if permissible under applicable law) on or prior to the closing date of the following additional conditions:
•
the truthfulness and correctness of representations and warranties of Parent and MergerCo to the extent specified in the merger agreement, subject to certain materiality qualifications; and

•
Parent and MergerCo having complied with or performed, in all material respects, the obligations required to be complied with or performed by them at or prior to the effective time under the merger agreement.

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The consummation of the merger and the transactions is not conditioned upon Parent’s receipt of financing. Each party may waive any of the conditions to its obligations to consummate the merger except where waiver is not permitted by law.
Termination of the Merger Agreement

The merger agreement may be terminated, and the transactions abandoned, at any time prior to the effective time, whether before or after receipt of the Company stockholder approval, by the mutual written consent of the Company and Parent.
Termination by Either the Company or Parent
In addition, the Company, on the one hand, or Parent, on the other hand, may terminate the merger agreement and abandon the transactions at any time prior to the effective time, whether before or after receipt of the Company stockholder approval, if:
•
the effective time has not occurred on or before the outside date; provided that (i) this right to terminate the merger agreement will not be available to any party if the breach by such party of its representations and warranties set forth in the merger agreement or the failure of such party to perform any of its obligations under the merger agreement has been a principal cause of or resulted in the events specified in this right to terminate; (ii) in the event the marketing period has commenced but has not completed as of the outside date, the outside date may be extended by Parent in its sole discretion to the date that is four business days following the then-scheduled end date of the marketing period; (iii) if on the outside date the conditions set forth under the first bullet described above in the section entitled “— Conditions of the Merger” (to the extent relating to matters described in the second bullet described above in the section entitled “— Conditions of the Merger”) or the second bullet described above in the section entitled “— Conditions of the Merger” are not satisfied but all other closing conditions have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing of the merger, but provided that such conditions will then be capable of being satisfied if the closing of the merger were to take place on such date), then the outside date will be automatically extended to June 4, 2023; and (iv) if the outside date is extended pursuant to clause (iii), the conditions set forth under the first bullet described above in the section entitled “—Conditions of the Merger” (to the extent relating to matters described in the second bullet described above in the section entitled “— Conditions of the Merger”) or the second bullet described above in the section entitled “— Conditions of the Merger” are not satisfied but all other closing conditions have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing of the merger, but provided that such conditions are then capable of being satisfied if the closing of the merger were to take place on such date), then the outside date may, at the option of either the Company or Parent, be extended to August 4, 2023;

•
any restraint having the effect set forth in the first bullet described above in the section entitled “— Conditions of the Merger” is in effect and has become final and nonappealable; provided that the party seeking to terminate the merger agreement pursuant to this right to terminate has used the required efforts to prevent the entry of and to remove such restraint in accordance with its obligations under the merger agreement; and provided further that no party may invoke this right to terminate if such party’s failure to comply with its obligations set forth under the section entitled “The Merger Agreement — Reasonable Best Efforts” is the primary cause of the failure of this condition to be satisfied; or

•
the special meeting of Company stockholders (including any adjournments or postponements thereof) has concluded and Company stockholder approval is not obtained.

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Termination by Parent
Parent may also terminate the merger agreement and abandon the transactions by written notice to the Company at any time prior to the effective time, whether before or after receipt of the Company stockholder approval, if:
•
the Company has breached any of its representations or warranties or failed to perform any of its covenants or agreements in the merger agreement, which breach or failure to perform (i) would give rise to the failure of any of the conditions set forth under the fourth and fifth bullets described above in the section entitled “— Conditions of the Merger” and (ii) which is incapable of being cured, or, if capable of being cured by the outside date then in effect, the Company has not cured such breach or failure to perform within 35 calendar days following receipt by the Company of written notice of such breach or failure to perform from Parent stating Parent’s intention to terminate the merger agreement pursuant to this right to terminate; provided that Parent will not have the right to terminate the merger agreement pursuant to this right to terminate if Parent or MergerCo is then in material breach of any of its representations, warranties, covenants or agreements under the merger agreement; or

•
(i) the Board or a duly authorized committee thereof will have made an adverse recommendation change or (ii) following a written request by Parent pursuant to this right to terminate following the date any takeover proposal or any material modification thereto is first published or communicated to the Company stockholders and the Company fails to issue a press release that expressly reaffirms the Board’s recommendation that the Company stockholders approve the merger agreement proposal within five business days.

Termination by the Company
The Company may also terminate the merger agreement and abandon the transactions by written notice to Parent at any time prior to the effective time, whether before or after receipt of the Company stockholder approval (except as otherwise noted), if:
•
either of Parent or MergerCo has breached any of its representations or warranties or failed to perform any of its covenants or agreements in the merger agreement, which breach or failure to perform (i) (A) would give rise to any effect, change, event or occurrence that would prevent or materially delay or materially impair the consummation by Parent or MergerCo of any of the transactions on a timely basis or the compliance by Parent or MergerCo with its obligations under the merger agreement, or (B) would give rise to the failure of any of the conditions set forth under the seventh and eighth bullets described above in the section entitled “— Conditions of the Merger” and (ii) which is incapable of being cured, or, if capable of being cured by the outside date then in effect, either Parent or MergerCo, as applicable, has not cured such breach or failure to perform within 35 calendar days following receipt by Parent of written notice of such breach or failure to perform from the Company stating the Company’s intention to terminate the merger agreement pursuant to this right to terminate; provided that the Company will not have the right to terminate the merger agreement pursuant to this right to terminate if the Company is then in material breach of any of its representations, warranties, covenants or agreements under the merger agreement;

•
prior to receipt of Company stockholder approval, in connection with entering into a Company acquisition agreement in accordance with the applicable terms of the merger agreement; provided that prior to or concurrently with such termination the Company pays or causes to be paid the applicable termination fee; or

•
(i) the marketing period has ended and all of the conditions under the first, second, third, fourth, fifth and sixth bullets described above in the section entitled “— Conditions of the Merger” have been satisfied or waived (to the extent such waiver is permitted by applicable law) (other than those

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conditions that by their nature are to be satisfied at the closing of the merger), (ii) the Company has confirmed by notice to Parent that all conditions under the seventh and eighth bullets described above in the section entitled “— Conditions of the Merger” have been satisfied (other than those conditions that by their nature are to be satisfied at the closing of the merger) or which the Company is willing to waive to the extent unsatisfied and (iii) the merger is not consummated within two business days after the delivery of such notice (provided that no party will be permitted to terminate the merger agreement pursuant to the first bullet point described above in the section entitled “— Termination of the Merger Agreement — Termination by Either the Company or Parent” during such two-business-day period).
Termination Fees

The Company will be required to pay to Parent the Company termination fee of $97.5 million if:

•
the Company or Parent terminates the merger agreement pursuant to the provisions described in the first or third bullet point described above in the section entitled “— Termination of the Merger Agreement — Termination by Either the Company or Parent”; provided that (i) (A) at the time of termination the Company will not have been entitled to terminate the merger agreement pursuant to the provision described in the third bullet point described above in the section entitled “— Termination of the Merger Agreement — Termination by the Company” and (B) neither Parent nor MergerCo is then in material breach of its representations, warranties, covenants or agreements under the merger agreement and none of Parent, MergerCo or any party to the equity commitment letters or limited guarantees is then in material breach of its representations, warranties, covenants or agreements under any commitment letter or limited guarantee, (ii) a bona fide takeover proposal will have been publicly made, proposed or communicated by a third party after the date of the merger agreement and not withdrawn prior to the time the merger agreement is terminated and (iii) within 12 months of the date the merger agreement is terminated, the Company executes an agreement to enter into a takeover proposal with the person, entity or group that made the takeover proposal referred to in clause (ii) and such takeover proposal is consummated (it being understood that such consummation may occur after the 12-month period after the merger agreement is terminated); provided that for purposes of clauses (ii) and (iii), the references to “20%” in the definition of “takeover proposal” are deemed to be references to “50%”; or

•
(i) Parent terminates the merger agreement pursuant to the provision described in the second bullet point described above in the section entitled “— Termination of the Merger Agreement — Termination by Parent” or (ii) the Company terminates the merger agreement pursuant to the provision described in the second bullet point described above in the section entitled “Termination of the Merger Agreement — Termination by the Company”.

Parent will be required to pay to the Company the Parent termination fee of $227.4 million if (i) the Company terminates the merger agreement pursuant to the provisions described in the third bullet point described above in the section entitled “— Termination of the Merger Agreement — Termination by the Company” or (ii) if Parent terminates the merger agreement pursuant to the provisions described in the first bullet point described above in the section entitled “— Termination of the Merger Agreement — Termination by Either the Company or Parent” and at such time the Company could have terminated the merger agreement pursuant to the provisions described in the third bullet point described above in the section entitled “— Termination of the Merger Agreement — Termination by the Company”.
Fees and Expenses

Whether or not the transactions are consummated, all fees and expenses incurred in connection with the merger agreement and the transactions will be paid by the party incurring or required to incur such fees
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or expenses, except as otherwise expressly set forth in the merger agreement; provided that expenses incurred in connection with the filing fees for certain regulatory filings, the proxy statement and printing and mailing the proxy statement and any reasonable out-of-pocket expenses incurred by the Company in connection with the performance of its obligations pursuant to the applicable covenants and agreements under the merger agreement will be borne by the parties as follows:
•
in the event the merger is consummated, by the surviving corporation; and

•
in the event the merger is not consummated, by Parent with respect to certain regulatory fees and by the Company with respect to this proxy statement and the special meeting of Company stockholders.

Withholding Taxes

Notwithstanding anything in the merger agreement to the contrary, each of Parent, MergerCo, the Company, the surviving corporation, the paying agent and their respective affiliates will be entitled to deduct and withhold (or cause to be deducted and withheld) from any amounts otherwise payable pursuant to the merger agreement such amounts as are required to be deducted or withheld under applicable tax law. If any of Parent, MergerCo, the Company, the surviving corporation, the paying agent or their respective affiliates determines that it is required to deduct and withhold any amount payable to a holder of company warrants pursuant to the merger agreement, then it will (i) use commercially reasonable efforts to provide a notice to such holder in respect of which such deduction and withholding is required to be made setting forth the amount of the anticipated deduction and withholding and (ii) cooperate with such holder in good faith to minimize the amount of deduction and withholding. To the extent that amounts are so deducted or withheld and paid over to the relevant governmental authority, such amounts will be treated for all purposes of the merger agreement as having been paid to the person in respect of which such deduction or withholding was made.
Amendment or Supplement

Subject to compliance with applicable law, at any time prior to the effective time, the merger agreement may be amended or supplemented in any and all respects by written agreement of the parties thereto; provided that (i) following receipt of the Company stockholder approval, there will be no amendment or change to the provisions of the merger agreement which by law would require further approval by the Company stockholders, and (ii) any modification or amendment of specified sections of the merger agreement that is adverse to the interests of the debt financing sources or their affiliates will not be effective against such parties without their prior written consent.
Extension of Time, Waiver, etc.

At any time prior to the effective time, Parent and the Company may, subject to applicable law, (i) waive any inaccuracies in the representations and warranties of the other party contained in the merger agreement or in any document delivered pursuant to the merger agreement, (ii) extend the time for the performance of any of the obligations or acts of the other party or (iii) waive compliance by the other party with any of the agreements contained in the merger agreement applicable to such party or, except as otherwise provided in the merger agreement, waive any of such party’s conditions (it being understood that Parent and MergerCo will be deemed a single party for purposes of the foregoing proviso); provided that following receipt of Company stockholder approval, there may be no waiver or extension of the merger agreement that would require further approval of the Company stockholders.
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Governing Law; Jurisdiction

The merger agreement is governed by, and will be construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that state, regardless of the laws that might otherwise govern under any applicable conflict of laws principles. Any legal, regulatory or administrative proceeding, suit, investigation, arbitration or action arising out of or relating to the merger agreement or the transactions will be heard and determined in the Delaware Court (or, if the Delaware Court declines to accept jurisdiction over any action, any state or federal court within the State of Delaware).
Notwithstanding anything to the contrary in the merger agreement, the parties to the merger agreement have agreed that any legal action, whether at law or in equity, whether in contract or in tort or otherwise, against any debt financing sources or their affiliates arising out of or relating to the merger agreement or to the debt commitment letter, will be subject to the exclusive jurisdiction of the Supreme Court of the State of New York, County of New York, or, if under applicable law exclusive jurisdiction is vested in federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof), and that, except to the extent relating to the interpretation of any provisions in the merger agreement or the equity commitment letters, any legal action, whether at law or in equity, whether in contract or in tort or otherwise, against any debt financing sources or their affiliates will be governed by, and construed in accordance with, the laws of the State of New York.
Specific Enforcement

The parties agreed that irreparable damage for which monetary relief (including the termination fees described above in the section entitled “— Termination Fees”), even if available, would not be an adequate remedy, would occur in the event that any provision of the merger agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties fail to take any action required of them to consummate the merger agreement and the transactions.
Subject to certain limitations, the parties acknowledged and agreed that the parties are entitled to an injunction or injunctions, specific performance or other equitable relief to prevent breaches of the merger agreement; that the termination fees described above in the section entitled “— Termination Fees” do not adequately compensate for the harm that would result from a breach of the merger agreement and will not be construed to diminish or otherwise impair a party’s right to specific enforcement; and that the right of specific enforcement is an integral part of the transactions and without that right neither the Company nor Parent would have entered into the merger agreement. The parties agreed not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law.
Notwithstanding the foregoing, the parties agreed that no debt financing source or its affiliates will have any liability to the Company or any of its subsidiaries or affiliates relating to or arising out of the merger agreement, any of the transactions contemplated thereby, the debt commitment letter or any debt financing, or any performance thereof, whether in law or in equity, whether in contract or in tort or otherwise, nor will the Company or any of its subsidiaries or affiliates be entitled to specific performance of any commitment letter (including the debt commitment letter) or similar agreement entered into by Parent or MergerCo or any of their respective affiliates for any debt financing against any debt financing source or its affiliates providing such debt financing.
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of Company common stock as of October 18, 2022 by (i) each person or group who is known by the Company to be a beneficial owner of 5% or more of common stock, based on either (a) currently available Schedules 13G and 13D filed with the SEC, as may be updated by a Statement of Change of Beneficial Ownership of Securities on Form 4 subsequently filed with the SEC or (b) information provided to the Company by the Consortium Funds, (ii) each director of the Company, (iii) each of the Company’s named executive officers and (iv) all directors and executive officers of the Company as a group.
Beneficial ownership of common stock is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, the Company believes based on the information provided to the Company that each person and entity named in the table has sole voting and investment power with respect to all of the shares of common stock shown as beneficially owned by such person or entity. Applicable percentage of beneficial ownership is based on 28,383,523 shares of common stock outstanding on October 18, 2022. Shares of common stock subject to company equity awards currently exercisable or that will be settled or exercisable within 60 days after October 18, 2022 are deemed to be outstanding and beneficially owned by the person holding the company equity awards for the purpose of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person.
Unless otherwise indicated, the address of each named person is c/o Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577.
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial Ownership of Holders of 5% or More of Common Stock, Directors and Executive Officers:

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Outstanding Shares of Common Stock Beneficially Owned
Holders of 5% or more of Common Stock:
BlackRock, Inc.(a) 55 East 52nd Street New York, NY 10055	4,379,868	15.4%
The Vanguard Group(b) 100 Vanguard Boulevard Malvern, PA 19355	3,037,323	10.7%
Sixth Street Partners Management Company, L.P.(c) c/o Sixth Street Partners, LLC 2100 McKinney Avenue, Suite 1500 Dallas, TX 72501	2,007,000	7.1%
Dimensional Fund Advisors LP(d) Building One 6300 Bee Cave Road Austin, TX 78746	1,955,936	6.9%
Hill City Capital LP(e) 121 High Street, 3rd Floor Boston, MA 02110	1,434,268	5.1%
Directors and Executive Officers:
Charles F. Bolden, Jr.(f)	15,621	*
Walter G. Borst(f)	1,578	*
Raymond L. Conner(f)	1,578	*
Beverly K. Goulet(f)	3,080	*
Bobby J. Griffin(f)	14,930	*
Duncan J. McNabb(f)	21,118	*
Sheila A. Stamps(f)	7,972	*
George A. Willis(f)	1,578	*
Carol J. Zierhoffer(g)	3,080	*
Director and NEO:
John W. Dietrich	64,989	*
Other NEO:
James A. Forbes	9,658	*
Adam R. Kokas	33,356	*
Spencer Schwartz	39,153	*
Michael T. Steen	98,092	*
All directors and executive officers as a group (15 persons, including the persons listed above)	325,199	1.1%

*
Represents less than 1% of the outstanding shares of Company common stock.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(a)
This information is based on a Schedule 13G/A filed with the SEC on January 28, 2022. As set forth in this filing, BlackRock, Inc. has sole voting power over 4,320,500 shares and sole dispositive power with regard to 4,379,868 shares. We have not made any independent determination as to the beneficial ownership of this shareholder and are not restricted in any determination we may make by reason of inclusion of such shareholder or their shares in this table.

(b)
This information is based on a Schedule 13G/A filed with the SEC on February 9, 2022. As set forth in this filing, The Vanguard Group has sole dispositive power with regard to 3,001,141 shares, shared voting power over 25,224 shares and shared dispositive power over 36,182 shares. We have not made any independent determination as to the beneficial ownership of this shareholder and are not restricted in any determination we may make by reason of inclusion of such shareholder or their shares in this table.

(c)
This information is based on a Schedule 13G filed with the SEC on February 14, 2022 by Sixth Street Partners Management Company, L.P., a Delaware Limited Partnership (“Sixth Street”), and Alex Waxman (collectively with Sixth Street the “reporting persons”). Each of the Reporting Persons disclaims all such beneficial ownership except to the extent of its pecuniary interest in any such shares of Company common stock, if applicable. We have not made any independent determination as to the beneficial ownership of this shareholder and are not restricted in any determination we may make by reason of inclusion of such shareholder or their shares in this table.

(d)
This information is based on a Schedule 13G/A filed with the SEC on February 8, 2022. As set forth in this filing, Dimensional Fund Advisors LP has sole voting power over 1,914,442 shares and sole dispositive power with regard to 1,955,936 shares. We have not made any independent determination as to the beneficial ownership of this shareholder and are not restricted in any determination we make by reason of inclusion of such shareholder or their shares in this table.

(e)
Based on information provided to the Company by Hill City, the shares of common stock beneficially owned by certain investment funds managed by Hill City (the “Relevant Hill City Funds”) exceeded 5% solely as a result of repurchases of shares of common stock by the Company prior to April 29, 2022. Each of (a) Apollo and the Apollo Funds, (b) JFLCO and the JFLCO Funds, and (c) Hill City, the Hill City Fund and the other Relevant Hill City Funds disclaim beneficial ownership of all shares of common stock owned by any other person or entity (including any other member of the Consortium), and the above description shall not be construed as an admission that any such person or entity is the beneficial owner of any such securities for purposes of Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended, or for any other purpose. We have not made any independent determination as to the beneficial ownership of this shareholder and are not restricted in any determination we may make by reason of the inclusion of such shareholder or its shares in this table.

(f)
Includes shares credited under the Company’s Non-Employee Director Restricted Stock Unit Deferral Program and that are payable on termination of Board service or on the occurrence of certain other specified events: 12,451 for Mr. Bolden; 1,578 for Mr. Borst, 1,578 for Mr. Conner, 3,080 for Ms. Goulet; 12,451 for Mr. Griffin; 12,451 for Mr. McNabb; 4,700 for Ms. Stamps and 1,578 for Mr. Willis.

(g)
Includes shares issuable on vesting of restricted stock units in May 2023: 1,578 for Ms. Zierhoffer.

Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	125

MARKET PRICE AND DIVIDEND INFORMATION
MARKET PRICE AND DIVIDEND INFORMATION
Shares of common stock are listed on NASDAQ under the trading symbol “AAWW”. The table below provides the high and low intra-day trading prices for shares of common stock, as reported by the NASDAQ Global Select Market.
	High	Low
2022
October 1, 2022 through October 18, 2022	$100.28	$95.65
Third quarter	$101.62	$58.70
Second quarter	$87.43	$60.48
First quarter	$97.13	$73.18
2021
Fourth quarter	$95.00	$76.69
Third quarter	$85.77	$62.13
Second quarter	$76.22	$60.06
First quarter	$63.19	$50.22
2020
Fourth quarter	$69.08	$50.25
Third quarter	$63.47	$43.44
Second quarter	$47.70	$20.00
First quarter	$33.85	$14.97
2019
Fourth quarter	$28.59	$20.61
Third quarter	$46.84	$23.60
Second quarter	$51.99	$35.04
First quarter	$60.72	$39.88
On July 29, 2022 the last full trading day prior to published market speculation regarding a potential sale of the Company, the closing price for shares of common stock was $75.71 per share. The $102.50 per share to be paid for each share of Company common stock pursuant to the merger agreement represents a premium of approximately 35.4% over the closing price on July 29, 2022. On October 18, 2022, the latest practicable trading day before the filing of this proxy statement, the reported closing price for shares of common stock on NASDAQ was $99.90. You are encouraged to obtain current market quotations for shares of Company common stock in connection with voting your common stock.
As of the close of business on the record date, there were 28,383,523 shares of Company common stock outstanding and entitled to vote, held by 29 Company stockholders of record. The number of holders is based upon the actual number of holders registered in our records at such date and excludes holders of shares in “street name” or persons, partnerships, associations, corporations or other entities identified in security positions listings maintained by depository trust companies.
The Company has never declared or paid any cash dividends on shares of Company common stock. The Company does not anticipate paying cash dividends on shares of Company common stock in the foreseeable future, and under the terms of the merger agreement, the Company is prohibited from establishing a record date for, declaring, setting aside for payment or paying any dividend on, or making any other distribution (whether in cash, securities or other property) in respect of, any shares of its capital stock or other equity or voting interests, other than dividends and distributions by a direct or indirect wholly-owned subsidiary of the Company to its parent.
126	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

HOUSEHOLDING
HOUSEHOLDING
The SEC has approved rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more Company stockholders sharing the same address by delivering a single proxy statement addressed to those Company stockholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for Company stockholders and cost savings for companies.
Brokers with account holders who are Company stockholders may be “householding” proxy materials. A single proxy statement will be delivered to multiple Company stockholders sharing an address unless contrary instructions have been received from the affected Company stockholders. If you have received notice from your broker that they will be “householding” communications to your address, such “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and write or call us at the following address or phone number: Atlas Air Worldwide Holdings, Inc., Attention: Office of the Secretary, Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577, (914) 701-8000. Company stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their brokers. We will promptly deliver an additional copy of the proxy statement to any Company stockholder who so requests.
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	127

STOCKHOLDER PROPOSALS
STOCKHOLDER PROPOSALS
If the merger is consummated, we will not have public stockholders and there will be no public participation in any future stockholder meetings. Until the merger is consummated, you will continue to be entitled to attend and participate in stockholders meetings, including the Company’s annual meetings of Company stockholders, and we will provide notice of or otherwise publicly disclose the date on which the 2023 annual meeting of Company stockholders will be held.
Company stockholders are entitled to present proposals for action and director nominations at the 2023 annual meeting of Company stockholders, if held, only if they comply with the applicable requirements of the proxy rules established by the SEC and the applicable provisions of our by-laws. Under the rules of the SEC, if a stockholder wants us to include a proposal in the proxy statement and form of proxy for presentation at our 2023 annual meeting of Company stockholders, the proposal must be received by our Secretary no later than December 16, 2022. All stockholder proposals must be made in writing and addressed to the Office of the Secretary, Atlas Air Worldwide Holdings, Inc., 2000 Westchester Avenue, Purchase, NY 10577.
Notices of proxy access director nominees for the 2023 annual meeting of Company stockholders must include the information required by our by-laws and delivered to our Secretary at our principal executive offices at 2000 Westchester Avenue, Purchase, NY 10577 not earlier than November 16, 2022 and not later than December 16, 2022. A copy of our by-laws will be sent to any stockholder upon written request to the Secretary.
In addition, under our by-laws, and as permitted by the rules of the SEC, no stockholder nominations of persons for election to the Board (other than a director nominee nominated for inclusion in our proxy materials pursuant to our proxy access by-law) and no other business may be brought before the 2023 annual meeting of Company stockholders except as specified in the notice of the meeting or otherwise brought before such annual meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered notice to us (containing certain information specified in our by-laws) not earlier than January 31, 2023 and no later than March 2, 2023. A copy of the by-laws will be sent to any stockholder upon written request to the Secretary of the Company. These requirements are separate and apart from, and in addition to, the SEC’s requirements that a stockholder must meet in order to have his or her proposal included in our proxy statement as discussed above.
128	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

WHERE YOU CAN FIND ADDITIONAL INFORMATION
WHERE YOU CAN FIND ADDITIONAL INFORMATION
We are subject to the information and reporting requirements of the Exchange Act, and, accordingly, file annual, quarterly and periodic reports, proxy statements and other information with the SEC. Our SEC filings are available over the Internet at the SEC’s web site at www.sec.gov.
Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference, regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” information into this proxy statement. This means that we can disclose important information by referring to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this proxy statement. This proxy statement and the information that we later file with the SEC may update and supersede the information incorporated by reference. Similarly, the information that we later file with the SEC may update and supersede the information in this proxy statement. We also incorporate by reference into this proxy statement the following documents filed by us with the SEC under the Exchange Act and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting (provided that we are not incorporating by reference any information furnished to, but not filed with, the SEC):
•
our Annual Report on Form 10-K for the fiscal year ended December 31, 2021;

•
the portions of our Definitive Proxy Statement on Schedule 14A for our 2022 annual meeting of Company stockholders filed with the SEC on April 15, 2022 that are incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021;

•
our Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2022 and June 30, 2022; and

•
our Current Reports on Form 8-K filed on February 17, 2022 (solely with respect to Item 8.01), February 23, 2022, June 3, 2022, August 4, 2022 (Film No. 221134849), August 4, 2022 (Film No. 221137816) and October 7, 2022.

Information furnished under Item 2.02 or Item 7.01 of any Current Report on Form 8-K, including related exhibits, is not and will not be incorporated by reference into this proxy statement, unless expressly stated otherwise therein.
The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies.
We have not authorized anyone to give you any information or to make any representation about the proposed merger or the Company that is different from or adds to the information contained in this proxy statement or in the documents we have publicly filed with the SEC. Therefore, if anyone does give you any different or additional information, you should not rely on it.
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	129

Annex A
Annex A
EXECUTION VERSION
AGREEMENT AND PLAN OF MERGER
By and Among
RAND PARENT, LLC,
RAND MERGER SUB, INC.
and
ATLAS AIR WORLDWIDE HOLDINGS, INC.
Dated as of August 4, 2022

Annex A
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	A-i

Annex A
A-ii	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

Annex A
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	A-iii

Annex A
A-iv	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

Annex A
This AGREEMENT AND PLAN OF MERGER, dated as of August 4, 2022 (this “Agreement”), is by and among RAND PARENT, LLC, a Delaware limited liability company (“Parent”), RAND MERGER SUB, INC., a Delaware corporation and a wholly-owned Subsidiary of Parent (“MergerCo”) and ATLAS AIR WORLDWIDE HOLDINGS, INC., a Delaware corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Section 8.12.
WHEREAS, the parties intend that, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the Delaware General Corporation Law (the “DGCL”), MergerCo will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent, and pursuant to the Merger each share of the common stock, par value $0.01 per share, of the Company (“Company Common Stock”) (other than (i) shares of Company Common Stock canceled pursuant to Section 2.01(b) and (ii) Appraisal Shares, which shall be treated in accordance with Section 2.07), will be converted into the right to receive the Merger Consideration;
WHEREAS, the Board of Directors of the Company has unanimously (i) determined that it is advisable and fair to, and in the best interests of, the Company and the stockholders of the Company, and declared it advisable that the Company enter into this Agreement and consummate the transactions contemplated hereby, (ii) adopted resolutions approving and declaring the advisability of this Agreement and the consummation of the transactions contemplated hereby, including the Merger, (iii) adopted resolutions recommending that the stockholders of the Company entitled to vote adopt this Agreement (this clause (iii), the “Company Board Recommendation”) and (iv) directed that this Agreement and the transactions contemplated hereby be submitted to the stockholders of the Company entitled to vote for adoption;
WHEREAS, the Board of Directors of Parent has unanimously (i) duly authorized and approved the execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the Transactions and (ii) declared this Agreement advisable;
WHEREAS, the Board of Directors of MergerCo has unanimously (i) determined that it is in the best interests of MergerCo and the stockholders of MergerCo, and declared it advisable that MergerCo enter into this Agreement and consummate the Transactions, (ii) adopted resolutions approving and declaring the advisability of this Agreement and the Transactions, including the Merger, (iii) adopted resolutions recommending that the stockholders of MergerCo adopt this Agreement and (iv) directed that this Agreement and the Transactions be submitted to the stockholders of MergerCo entitled to vote for adoption;
WHEREAS, Parent, in its capacity as sole stockholder of MergerCo, will approve and adopt this Agreement and the consummation by MergerCo of the Transactions by written consent immediately following the execution of this Agreement;
WHEREAS, concurrently with the execution and delivery of this Agreement, and as consideration for, and an inducement to, the Company’s willingness to enter into this Agreement, each of the Apollo Funds, the JFLC Parties, and Hill City (Hill City, together with the Apollo Funds and the JFLC Parties, the “Equity Commitment Parties”), has entered into and delivered an Equity Commitment Letter;
WHEREAS, concurrently with the execution of this Agreement, and as consideration for, and inducement to, the Company’s willingness to enter into this Agreement, certain of the Equity Commitment Parties has entered into and delivered a limited guarantee (the “Limited Guarantee”) with respect to certain obligations
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	A-1

Annex A
of Parent and MergerCo under this Agreement (each Equity Commitment Party delivering a Limited Guarantee, in such capacity, a “Guarantor”); and
WHEREAS the Company, Parent and MergerCo desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Company, Parent and MergerCo hereby agree as follows:
ARTICLE I
The Merger
SECTION 1.01.   The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the provisions of the DGCL, at the Effective Time, MergerCo shall be merged with and into the Company, the separate corporate existence of MergerCo shall thereupon cease, and the Company shall be the surviving corporation in the Merger. The Company, as the surviving corporation after the Merger, is hereinafter referred to as the “Surviving Corporation.”
SECTION 1.02.   Closing.   The closing of the Merger (the “Closing”) shall take place at 10:00 a.m. (New York City time) on the third Business Day following the satisfaction or waiver (to the extent such waiver is permitted by applicable Law) of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing), at the offices of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019 or remotely by exchange of documents and signatures (or their electronic counterparts), unless another date, time or place is agreed to by Parent and the Company; provided that, notwithstanding the satisfaction or waiver of the conditions set forth in Article VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing), unless otherwise agreed by the parties, the parties shall not be required to effect the Closing until the earlier of (a) any Business Day during the Marketing Period as may be specified by Parent on no less than three (3) Business Days’ prior written notice to the Company, (b) the third Business Day after the final day of the Marketing Period or (c) such other date, time or place as agreed to by Parent and the Company. The date on which the Closing actually occurs is referred to as the “Closing Date.”
SECTION 1.03.   Effective Time.   Subject to the provisions of this Agreement, as soon as practicable on the Closing Date, the parties hereto shall cause the Merger to be consummated by filing a certificate of merger executed in accordance with, and in such form as is required by, the relevant provisions of the DGCL (the “Certificate of Merger”), and shall make all other filings, recordings or publications required under the DGCL in connection with the Merger. The Merger shall become effective at the time that the Certificate of Merger is filed with the Secretary of State of the State of Delaware (the “Secretary of State of Delaware”) or, to the extent permitted by applicable Law, at such later time as is agreed to by the parties hereto prior to the filing of such Certificate of Merger and specified in the Certificate of Merger (the time at which the Merger becomes effective is herein referred to as the “Effective Time”).
SECTION 1.04.   Effects of the Merger.   The Merger shall have the effects provided in this Agreement and as set forth in the applicable provisions, including Section 259, of the DGCL.
SECTION 1.05.   Certificate of Incorporation and Bylaws of the Surviving Corporation.
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Annex A
(a)   At the Effective Time, by virtue of the Merger and without any action on the part of Parent, MergerCo, the Company or any holder of any Company Common Stock or any shares of capital stock of MergerCo, the certificate of incorporation of the Surviving Corporation shall be amended and restated to read in its entirety as set forth on Exhibit A hereto, and as so amended and restated shall be the certificate of incorporation of the Surviving Corporation, until thereafter amended in accordance with applicable Law and the certificate of incorporation and bylaws of the Surviving Corporation (and subject to Section 5.06).
(b)   The parties shall take the actions necessary so that, at the Effective Time, the bylaws of the Surviving Corporation shall be amended and restated to read in their entirety as the bylaws of MergerCo in effect at the Effective Time, and as so amended, shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with applicable Law and the certificate of incorporation and bylaws of the Surviving Corporation.
SECTION 1.06.   Directors and Officers of the Surviving Corporation.
(a)   The directors of MergerCo immediately prior to the Effective Time shall be the directors of the Surviving Corporation immediately following the Effective Time, until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Surviving Corporation.
(b) The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation until their respective successors are duly appointed and qualified or their earlier death, resignation or removal in accordance with the articles of incorporation and bylaws of the Surviving Corporation.
ARTICLE II
Effect of the Merger on Capital Stock; Exchange of Certificates;
Equity-Based and Other Long-Term Incentive Awards; and Company Warrants
SECTION 2.01.   Effect on Capital Stock.   At the Effective Time, by virtue of the Merger and without any action on the part of the Company, Parent, MergerCo or the holders of any shares of Company Common Stock or any shares of capital stock of MergerCo:
(a)   Capital Shares of MergerCo.   Each issued and outstanding share of capital stock of MergerCo shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, $0.01 par value per share, of the Surviving Corporation and such shares shall constitute the only shares of common stock of the Surviving Corporation.
(b)   Cancelation of Certain Shares.   All shares of Company Common Stock that are owned by the Company as treasury shares immediately prior to the Effective Time shall be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor. All shares of Company Common Stock then held by Parent or MergerCo shall be canceled and shall cease to exist and no consideration shall be delivered in exchange therefor.
(c)   Conversion of Company Common Stock.   Each issued and outstanding share of Company Common Stock (other than (i) shares of Company Common Stock to be canceled in accordance with Section 2.01(b) and (ii) Appraisal Shares, which shall be treated in accordance with Section 2.07)
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	A-3

Annex A
shall be converted automatically into and shall thereafter represent only the right to receive an amount in cash equal to $102.50 per share, without interest (the “Merger Consideration”). As of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate which immediately prior to the Effective Time represented any such share of Company Common Stock (each, a “Share Certificate”) or non-certificated shares of Company Common Stock held in book-entry form (each, a “Book-Entry Share”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration to be paid in consideration therefor.
SECTION 2.02.   Exchange Matters.
(a)   Paying Agent.   Prior to the Closing Date, Parent shall designate a bank or trust company reasonably acceptable to the Company to act as agent (the “Paying Agent”) for the payment of the Merger Consideration in accordance with this Article II and, in connection therewith, prior to the Closing Date shall enter into an agreement with the Paying Agent in a form reasonably acceptable to the Company. At or prior to the Effective Time, Parent shall deposit or cause to be deposited with the Paying Agent an amount in cash sufficient to pay the aggregate Merger Consideration (such cash being hereinafter referred to as the “Exchange Fund”). Pending its disbursement in accordance with this Section 2.02, the Exchange Fund shall be invested by the Paying Agent as directed by Parent in (i) short-term direct obligations of the United States of America (“U.S.”), (ii) short-term obligations for which the full faith and credit of the U.S. is pledged to provide for the payment of principal and interest, (iii) short-term commercial paper rated the highest quality by either Moody’s Investors Service, Inc. or Standard and Poor’s Ratings Services or (iv) certificates of deposit, bank repurchase agreements or banker’s acceptances of commercial banks with capital exceeding $1 billion. In the event the amount of the Exchange Fund decreases, as a result of losses with respect to such investments, or otherwise diminishes below the level sufficient for the Paying Agent to make all payments of the Merger Consideration in accordance with this Article II, Parent shall or shall cause the Surviving Corporation to promptly replace or restore the cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient for the Paying Agent to make all payments of Merger Consideration in accordance herewith. No investment losses resulting from investment of the funds deposited with the Paying Agent shall diminish the rights of any holder of shares of Company Common Stock to receive the Merger Consideration as provided herein.
(b)   Payment Procedures.
(i)   As promptly as practicable after the Effective Time (but in no event more than three (3) Business Days thereafter), the Surviving Corporation shall cause the Paying Agent to mail to each Person who was, at the Effective Time, a holder of a Share Certificate or Book-Entry Shares not held, directly or indirectly, through The Depository Trust Company (“DTC”) (other than (i) a Share Certificate representing a share of Company Common Stock to be canceled in accordance with Section 2.01(b) and (ii) Appraisal Shares, which shall be treated in accordance with Section 2.07) (x) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Share Certificates or such Book-Entry Shares shall pass, only upon delivery of the Share Certificates (or affidavits in lieu thereof) to the Paying Agent or, in the case of such Book-Entry Shares upon adherence to the procedures set forth in the letter of transmittal), and (y) instructions for use in effecting the surrender of the Share Certificates or Book-Entry Shares to the Paying Agent, as applicable, in exchange for payment of the Merger Consideration as provided in Section 2.01(c).
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Annex A
(ii)   Upon delivery of a letter of transmittal (duly completed and validly executed in accordance with the instructions thereto) and either (A) surrender to the Paying Agent of Share Certificates (or affidavits of loss in lieu of Share Certificates as provided in this Section 2.02 and such other customary documents as may reasonably be required by the Paying Agent) or (B) transfer of Book-Entry Shares not held through DTC, by book receipt of an “agent’s message” in customary form by the Paying Agent in connection with the surrender of Book-Entry Shares (or such other reasonable evidence, if any, of surrender with respect to such Book-Entry Shares, as the Paying Agent may reasonably request), in each case as contemplated in subsection (i) of this Section 2.02(b), the holder of such Share Certificate or Book-Entry Shares shall be entitled to receive in exchange therefor the Merger Consideration for each share of Company Common Stock formerly represented by such Share Certificate or Book-Entry Share, and the Share Certificate so surrendered shall forthwith be canceled. Until surrendered as contemplated by this Section 2.02, each Share Certificate or Book-Entry Share shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration as contemplated by this Article II.
(iii)   The Persons who were, at the Effective Time, holders of Book-Entry Shares (other than (i) shares of Company Common Stock to be canceled in accordance with Section 2.01(b) or (ii) Appraisal Shares, which shall be treated in accordance with Section 2.07) held, directly or indirectly, through DTC shall not be required to deliver a Share Certificate or an executed letter of transmittal to the Paying Agent to receive the Merger Consideration that such holder is entitled to receive pursuant to this Section 2.02. With respect to such Book-Entry Shares held, directly or indirectly, through DTC, Parent and the Company shall cooperate to establish procedures with the Paying Agent, DTC, DTC’s nominees and such other necessary third-party intermediaries to ensure that the Paying Agent will transmit to DTC or its nominees as promptly as practicable after the Effective Time, upon surrender of Book-Entry Shares held of record by DTC or its nominees in accordance with DTC’s customary surrender procedures and such other procedures as agreed by Parent, the Company, the Paying Agent, DTC, DTC’s nominees and such other necessary third-party intermediaries, the Merger Consideration to which the beneficial owners thereof are entitled to receive as a result of the Merger pursuant to this Section 2.02.
(iv)   If payment of the Merger Consideration is to be made to a Person other than the Person in whose name the surrendered Share Certificate is registered, Parent may cause the Paying Agent to pay the Merger Consideration to such Person only if such Share Certificate (if applicable) is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer and to evidence to the reasonable satisfaction of the Paying Agent that any applicable stock transfer or similar Taxes have been paid or are not applicable. Payment of the Merger Consideration with respect to Book-Entry Shares shall only be made to the Persons in whose name such Book-Entry Shares are registered in the stock transfer records of the Company.
(v)   No interest will be paid or accrued on any amount payable upon surrender of any Company Common Stock.
(c)   Transfer Books; No Further Ownership Rights.   The Merger Consideration paid in respect of the shares of Company Common Stock in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all ownership rights in such common stock, and at the Effective Time, the transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers on the transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. From and after the
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	A-5

Annex A
Effective Time, the holders of the shares of Company Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares except as otherwise provided for herein or by applicable Law. Subject to the last sentence of Section 2.02(e), if, at any time after the Effective Time, Share Certificates or Book-Entry Shares are presented to the Surviving Corporation, for any reason, they shall be canceled and exchanged as provided in this Article II.
(d)   Lost, Stolen or Destroyed Certificates.   If any Share Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Share Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Share Certificate, the Paying Agent will pay, in exchange for such lost, stolen or destroyed Share Certificate, the applicable Merger Consideration to be paid in respect of the share of Company Common Stock formerly represented by such Share Certificate as contemplated by this Article II.
(e)   Termination of Exchange Fund.   At any time following the first anniversary of the Closing Date, the Surviving Corporation shall be entitled to require the Paying Agent to deliver to it any portion of the Exchange Fund (including any interest received with respect thereto) which has not been disbursed to holders of Share Certificates or Book-Entry Shares, and thereafter such holders who have not heretofore complied with this Article II shall be entitled to look only to Parent and the Surviving Corporation, as applicable, for, and Parent and the Surviving Corporation shall remain liable for, payment of their claims for the Merger Consideration pursuant to the provisions of this Article II. Any amounts remaining unclaimed by such holders at such time at which such amounts would otherwise escheat to or become property of any Governmental Authority shall become, to the extent permitted by applicable Law, the property of Parent or its designee, free and clear of all claims or interest of any Person previously entitled thereto.
(f)   No Liability.   Notwithstanding any provision of this Agreement to the contrary, none of the parties hereto, the Surviving Corporation or the Paying Agent shall be liable to any Person for Merger Consideration delivered to a public official pursuant to any applicable state, federal or other abandoned property, escheat or similar Law. If any Share Certificate or Book-Entry Share shall not have been surrendered prior to such date on which any Merger Consideration would otherwise escheat to or become the property of any Governmental Authority, any such Merger Consideration shall, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.
(g)   Withholding.   Notwithstanding anything in this Agreement to the contrary, each of Parent, MergerCo, the Company, the Surviving Corporation, the Paying Agent and their respective Affiliates shall be entitled to deduct and withhold (or cause to be deducted and withheld) from any amounts otherwise payable pursuant to this Agreement such amounts as are required to be deducted or withheld under applicable Tax Law. If any of Parent, MergerCo, the Company, the Surviving Corporation, the Paying Agent or their respective Affiliates determines that it is required to deduct and withhold any amount payable to a holder of Company Warrants pursuant to this Section 2.02(g), then it shall (i) use commercially reasonable efforts to provide a notice to such holder in respect of which such deduction and withholding is required to be made setting forth the amount of the anticipated deduction and withholding and (ii) cooperate with such holder in good faith to minimize the amount of deduction and withholding. To the extent that amounts are so deducted or withheld and paid over to the relevant Governmental Authority, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.
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Annex A
SECTION 2.03.   Treatment of Equity-Based and Other Long-Term Incentive Awards.   Prior to the Effective Time, the Board of Directors of the Company (or, if appropriate, any duly authorized committee thereof administering the Equity Plans) shall adopt such resolutions and take such other actions as may be required to provide for the following:
(a)   Each restricted stock unit with respect to Company Common Stock subject solely to time-based vesting conditions (each, a “Company RSU”) outstanding immediately prior to the Effective Time shall, as of the Effective Time, vest and be canceled and the holder thereof shall then become entitled to receive solely, in full satisfaction of the rights of such holder with respect thereto, a lump-sum cash payment, without interest, equal to the product, rounded to the nearest cent, of (i) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time and (ii) the Merger Consideration. As of the Effective Time, all Company RSUs shall no longer be outstanding and shall automatically terminate and cease to exist, and each holder of a Company RSU shall cease to have any rights with respect thereto, except the right to receive the payments contemplated by this Section 2.03 in respect thereof.
(b)   Each restricted stock unit with respect to Company Common Stock that was granted subject to both performance-based and time-based vesting conditions (each, a “Company PSU”) outstanding immediately prior to the Effective Time shall, as of the Effective Time, vest and be canceled and the holder thereof shall then become entitled to receive solely, in full satisfaction of the rights of such holder with respect thereto, a lump-sum cash payment, without interest, equal to the product, rounded to the nearest cent, of (i) the number of shares of Company Common Stock subject to such Company PSU immediately prior to the Effective Time (assuming attainment of all applicable performance goals (including relative total shareholder return goals) at the maximum level of performance) and (ii) the Merger Consideration. As of the Effective Time, all Company PSUs shall no longer be outstanding and shall automatically terminate and cease to exist, and each holder of a Company PSU shall cease to have any rights with respect thereto, except the right to receive the payments contemplated by this Section 2.03 in respect thereof.
(c)   Each long-term cash incentive award (each, a “Company Cash Award”) outstanding immediately prior to the Effective Time shall, as of the Effective Time, vest and be canceled and the holder thereof shall then become entitled to receive solely, in full satisfaction of the rights of such holder with respect thereto, a lump-sum cash payment, without interest, equal to the amount that would have been payable under the applicable award agreement (assuming all conditions to receive payment thereunder were met and, if applicable, attainment of all applicable performance goals (including relative total shareholder return goals) at the maximum level of performance). As of the Effective Time, all Company Cash Awards shall no longer be outstanding and shall automatically terminate and cease to exist, and each holder of a Company Cash Award shall cease to have any rights with respect thereto, except the right to receive the payments contemplated by this Section 2.03 in respect thereof.
SECTION 2.04.   Payments with Respect to Equity-Based and Other Long-Term Incentive Awards.    Notwithstanding anything in this Agreement to the contrary, all amounts payable pursuant to this Article II in respect of each Equity-Based Award and each Company Cash Award with respect to which the Surviving Corporation or any of its Subsidiaries has a Tax withholding obligation shall be paid as promptly as reasonably practicable after the Effective Time, but in no event later than the second regularly scheduled payroll date following the Effective Time, by the Surviving Corporation or any of its Subsidiaries through their payroll systems, less applicable Tax withholdings (or, in the case of non-employee directors,
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such other method as the Company typically utilizes for payments to such Persons), to the holders of the Equity-Based Awards and Company Cash Awards.
SECTION 2.05.   Treatment of Company Warrants.
(a)   The parties agree that each Treasury Warrant shall be treated in accordance with Section 13(E) of the applicable Treasury Warrant. Prior to the Effective Time, the Company agrees to request that the holder of the Treasury Warrants exercise the Treasury Warrant at or as promptly as practicable following the Effective Time.
(b)   The parties agree that Amazon Warrant B shall be treated in accordance with Section 12(v) thereof and that the Company shall take all commercially reasonable actions to cause the mandatory exercise of Amazon Warrant B pursuant to Section 13 thereof in connection with the consummation of the Merger.
(c)   The parties agree that Amazon Warrant C shall be treated in accordance with Section 12(v) thereof and that no Company Common Stock shall vest under the Amazon Warrant C in connection with, or any time after, the consummation of the Merger.
(d)   The Company shall timely provide, in accordance with the provisions of the Treasury Warrant and Amazon Warrants, any notices required to be provided in connection with the Merger prior to the Effective Time. Parent and its counsel shall be given a reasonable opportunity to review and comment on any such notice before such document is provided, and the Company shall give reasonable and good faith consideration to any comments made by Parent and its counsel.
(e)   The parties agree that the Convertible Notes Warrants will be treated in accordance with Section 5.15(e).
SECTION 2.06.   Adjustments.   If between the date hereof and the Effective Time, the outstanding shares of Company Common Stock shall have been changed into a different number of shares or a different class by reason of the occurrence or record date of any stock split, reverse share split, dividend (including any dividend or other distribution of securities convertible into shares of Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change, the Merger Consideration and any other amounts payable pursuant to this Article II shall be equitably adjusted as necessary to reflect, without duplication, such stock split, reverse share split, dividend (including any dividend or other distribution of securities convertible into shares of Company Common Stock), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change. For the avoidance of doubt, nothing in this Section 2.06 shall be construed to permit the Company Group to take any action with respect to the Company Common Stock that is prohibited by this Agreement.
SECTION 2.07.   Appraisal Rights.
(a)   Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock that are outstanding immediately prior to the Effective Time and that are held by any Person who is entitled to demand and properly demands appraisal of such shares pursuant to, and who complies in all respects with, Section 262 of the DGCL (“Appraisal Shares”) shall not be converted into the right to receive the Merger Consideration as provided in Section 2.01(c), but instead shall be canceled and shall represent the right to receive payment of the appraised value of such Appraisal Shares as
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provided under Section 262 of the DGCL; provided, however, that if any such Person shall fail to perfect or otherwise shall waive, forfeit, withdraw or lose the right to appraisal under Section 262 of the DGCL, then the right of such Person to receive payment under Section 262 of the DGCL shall cease and such Appraisal Shares shall be deemed to have been converted as of the Effective Time into, and shall represent only the right to receive, the Merger Consideration as provided in Section 2.01(c), without interest thereon.
(b)   The Company shall give prompt notice to Parent of any demands received by the Company for appraisal of any shares of Company Common Stock and Parent shall have the right to participate in, and after the Effective Time, direct all negotiations and Actions with respect to such demands and notices. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent (such consent not to be unreasonably withheld, delayed or conditioned), make any payment with respect to any such demands or notices of dissent, or agree to do any of the foregoing. Parent shall not, except with the prior written consent of the Company (such consent not to be unreasonably withheld, delayed or conditioned), require the Company to make any payment with respect to any demands for appraisal or notices of dissent or offer to settle or settle any such demands or notices.
ARTICLE III
Representations and Warranties of the Company
The Company represents and warrants to Parent and MergerCo that, except as (A) set forth in the confidential disclosure letter delivered by the Company to Parent and MergerCo concurrently with or prior to the execution of this Agreement (the “Company Disclosure Letter”) (it being understood that any information, item or matter set forth in one section or subsection of the Company Disclosure Letter shall be deemed disclosure with respect to, and shall be deemed to apply to and qualify, the section or subsection of this Agreement to which it corresponds in number and each other section or subsection of this Agreement (x) to which there is an explicit cross-reference to such information, item or matter or (y) to the extent that it is reasonably apparent based upon the content of such disclosure (without reference to any extrinsic document) that such information, item or matter is relevant to such other section or subsection) or (B) disclosed in any report, schedule, form, statement or other document (including exhibits) filed with, or furnished to, the SEC by the Company and publicly available at least two (2) Business Days prior to the date of this Agreement (the “Filed SEC Documents”), other than any risk factor disclosure (other than any statements of fact or other statements that are not forward looking and cautionary in nature) in any such Filed SEC Document contained in the “Risk Factors” section thereof or other similarly cautionary, forward-looking or predictive statements in such Filed SEC Documents; it being understood that any matter disclosed in such Filed SEC Documents shall not be deemed disclosed for purposes of Section 3.01 [Organization; Standing], Section 3.02 [Capitalization] and Section 3.04 [Authority; Noncontravention].
SECTION 3.01.   Organization; Standing.   The Company is a corporation duly organized and validly existing under the laws of the State of Delaware, is in good standing with the Secretary of State of Delaware and has all requisite corporate power and corporate authority necessary to (i) carry on its business as it is now being conducted and (ii) own, lease and use its assets and properties in the manner in which its assets and properties are currently owned, leased or used, except (other than with respect to the Company’s due organization and valid existence) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company (in jurisdictions that recognize the following concepts) is duly licensed and qualified to do business as a foreign corporation, and is in good standing, under the laws of such jurisdictions where the nature of its business or the ownership, leasing or use of its assets and properties requires such licensing or qualification, except as would not,
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individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. True and complete copies of the Company Charter Documents are included in the Filed SEC Documents. The Company is not in violation of the Company Charter Documents in any material respect.
SECTION 3.02.   Capitalization.
(a)   The authorized shares of the Company consist of 100,000,000 shares of Company Common Stock and 10,000,000 preferred shares, par value $1.00 per share (“Company Preferred Shares”). At the close of business on August 1, 2022 (the “Capitalization Date”), (i) 28,320,984 shares of Company Common Stock were issued and outstanding and (ii) no Company Preferred Shares were issued or outstanding. As of the Capitalization Date, (1) 6,211,656 shares of Company Common Stock were reserved for issuance upon exercise of the 2022 Convertible Notes Warrants, (2) 6,485,849 shares of Company Common Stock were reserved and available for issuance upon conversion of the 2024 Convertible Notes, (3) 9,790,038 shares of Company Common Stock were reserved and available for issuance upon exercise of the 2024 Convertible Notes Warrants, (4) 15,115,703 shares of Company Common Stock were reserved and available for issuance upon exercise of the Amazon Warrants (including 6,660,916 shares reserved and available for issuance upon exercise of Amazon Warrant C), (5) 625,452 shares of Company Common Stock were reserved and available for issuance upon exercise of the Treasury Warrants, and (6) 1,891,593 shares of Company Common Stock were reserved and available for issuance pursuant to the Equity Plans, of which amount (A) 408,587 shares of Company Common Stock were subject to outstanding Company RSUs and (B) 501,938 shares of Company Common Stock were subject to outstanding Company PSUs (assuming attainment of the maximum level of performance). As of the close of business on the Capitalization Date, the Conversion Rate (as defined in the 2024 Convertible Notes Indenture) of the 2024 Convertible Notes was 16.3713 shares of Company Common Stock per $1,000 aggregate principal amount. Since the Capitalization Date through the date hereof, the Company has not issued any Company Securities (as defined below) other than, in each case, pursuant to the 2024 Convertible Notes, the Company Warrants, the vesting or settlement of Company RSUs and Company PSUs or the forfeiture or withholding of Taxes with respect to Company RSUs and Company PSUs. All outstanding shares of Company Common Stock have been duly authorized and validly issued and are fully paid, nonassessable and are not subject to and were not issued in violation of any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights.
(b)   Except as described in Section 3.02(a), as of the Capitalization Date, there were (i) no outstanding shares of capital stock of, or other equity or voting interests in, the Company, (ii) no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company, (iii) no outstanding options, warrants, rights or other commitments or agreements to acquire from the Company, or that obligate the Company to issue, any capital stock of, or other equity or voting interests in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interests in, the Company, (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment relating to any capital stock of, or other equity or voting interests in, the Company (the items in clauses (i), (ii), (iii) and (iv) being referred to collectively as “Company Securities”) and (v) no other obligations by the Company to make any payments based on the price or value of any Company Securities or provide any funds to or make any investment (in the form of a loan, capital contribution, guarantee, credit enhancement or otherwise) in or assume any liability to (x) any Subsidiary or Other Joint Venture Entity of the Company that is not wholly-owned by the Company or (y) any other Person. Other than the Equity Plans, the 2024 Convertible Notes and the Company Warrants, there are no outstanding agreements of any kind which obligate the Company to repurchase, redeem or otherwise acquire any Company Securities
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(other than pursuant to the forfeiture of, or withholding of Taxes with respect to, Company RSUs and Company PSUs), or obligate the Company to grant, extend or enter into any such agreements relating to any Company Securities, including any agreements granting any preemptive rights, subscription rights, anti-dilutive rights, rights of first refusal or similar rights with respect to any Company Securities. No direct or indirect Subsidiary or Other Joint Venture Entity of the Company owns any Company Common Stock. The Company does not have outstanding bonds, debentures, notes or other obligations, the holders of which have the right to vote (or that are convertible into or exercisable for securities having the right to vote) on any matter. The Company is not a party to any stockholders’ agreement, voting trust agreement, registration rights agreement or other similar agreement or understanding relating to any Company Securities or any other agreement relating to the disposition, voting or dividends with respect to any Company Securities.
SECTION 3.03.   Subsidiaries; Other Joint Venture Entities.
(a)   Each of the Subsidiaries of the Company and the 50-50 Joint Venture Entities are duly organized, validly existing and in good standing (where such concept is recognized under applicable Law) under the Laws of the jurisdiction of its organization except (other than with respect to the due organization and valid existence of each of the Company’s Subsidiaries and the 50-50 Joint Venture Entities) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each of the Subsidiaries of the Company and the 50-50 Joint Venture Entities has all requisite corporate or similar power and corporate or similar authority necessary to (i) carry on its business as it is now being conducted and (ii) own, lease and use its assets and properties in the manner in which its assets and properties are currently owned, leased or used, except (other than with respect to the due organization and valid existence of each of the Company’s Subsidiaries and the 50-50 Joint Venture Entities) as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Subsidiaries of the Company or the 50-50 Joint Venture Entities are in violation of their respective organizational or governing documents in any material respect. The Company has provided the organizational or governing documents for each Subsidiary of the Company and each Other Joint Venture Entity and the Joint Venture Agreements for each non-wholly owned Subsidiary of the Company and each Other Joint Venture Entity.
(b)   Section 3.03(b) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of each Subsidiary of the Company, listing for each Subsidiary of the Company, its name, type of entity and the jurisdiction of its organization. All of the outstanding capital stock of or other voting securities of, or ownership interests in, each Subsidiary of the Company, is owned by the Company, directly or indirectly, free and clear of any Encumbrance (other than Permitted Encumbrances) and free of any transfer restriction (other than transfer restrictions of general applicability as may be provided under the Securities Act or other applicable securities laws), including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other voting securities or ownership interests. As of the date of this Agreement, there are no issued, reserved for issuance or outstanding: (i) securities of the Company or any of its Subsidiaries or the 50-50 Joint Venture Entities convertible into, or exchangeable for, shares of capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company or a 50-50 Joint Venture Entity, as applicable, (ii) warrants, calls, options or other rights to acquire from the Company or any of its Subsidiaries or a 50-50 Joint Venture Entity, or other obligations of the Company or any of its Subsidiaries or a 50-50 Joint Venture Entity to issue, any capital stock or other voting securities of, or ownership interests in, or any securities convertible into, or exchangeable for, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company or 50-50 Joint Venture Entity, as applicable or (iii) restricted shares, stock appreciation rights, performance units, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide
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economic benefits based, directly or indirectly, on the value or price of, any capital stock or other voting securities of, or ownership interests in, any Subsidiary of the Company or a 50-50 Joint Venture Entity (the items in clauses (i) through (iii) being referred to collectively as the “Company Subsidiary Securities”). There are no outstanding obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any of the Company Subsidiary Securities.
(c)   Section 3.03(c) of the Company Disclosure Letter sets forth a true, correct and complete list, as of the date of this Agreement, of each other corporation, partnership, limited liability company or other Person that is not a Subsidiary of the Company but in which the Company, directly or indirectly, holds an equity interest (each such Person, which for the avoidance of doubt, includes any 50-50 Joint Venture Entity, an “Other Joint Venture Entity” and each such interest, an “Other JV Interest”), and the (i) name, (ii) type of entity, (iii) the jurisdiction of its organization, (iv) to the Company’s Knowledge, the name of the other Persons owning interests in, or engaged in the business of, the Other Joint Venture Entity with the Company, (v) the number and percentage of the Other JV Interests held by the Company, directly or indirectly, and the Company or the applicable Subsidiary of the Company that holds such Other JV Interests, (vi) the Other Joint Venture Entity’s authorized capital stock or other securities, the number and type of its issued and outstanding capital stock or other securities, (vii) to the Company’s Knowledge, the number and percentage of the capital stock or other securities held by each other Person owning securities in the Other Joint Venture Entity and (viii) whether the Other Joint Venture Entity is a 50-50 Joint Venture Entity. All Other JV Interests are owned, directly or indirectly, by the Company, free and clear of all Encumbrances (other than Permitted Encumbrances) and free of any transfer restriction (other than (i) transfer restrictions of general applicability as may be provided under the Securities Act or other applicable securities laws and (ii) as set forth in the applicable Joint Venture Agreement or organizational documents of an Other Joint Venture Entity).
SECTION 3.04.   Authority; Noncontravention.
(a)   The Company has all necessary corporate power and corporate authority to execute and deliver this Agreement and to perform its obligations hereunder and, subject to the receipt of the Company Stockholder Approval, to consummate the Merger Transactions. The execution, delivery and performance by the Company of this Agreement, and the consummation by it of the Transactions, have been duly authorized by its Board of Directors and, except for obtaining the Company Stockholder Approval, no other corporate action on the part of the Company is necessary to authorize the execution, delivery and performance by the Company of this Agreement and the consummation by it of the Merger Transactions. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar Laws of general application affecting or relating to the enforcement of creditors’ rights generally and (ii) is subject to general principles of equity, whether considered in a proceeding at law or in equity (clauses (i) and (ii), collectively, the “Bankruptcy and Equity Exception”).
(b)   The Board of Directors of the Company, at a meeting duly called and held, unanimously adopted resolutions (i) determining that it is in the best interests of the Company and the Company’s stockholders, and declared it advisable, that the Company enter into this Agreement and consummate the transactions contemplated hereby, (ii) approving, adopting and declaring the advisability of this Agreement and the consummation of the transactions contemplated hereby, including the Merger,
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(iii) making the Company Board Recommendation and (iv) directing that this Agreement and the transactions contemplated hereby be submitted to the stockholders of the Company entitled to vote for adoption, which resolutions, subject to Section 5.02, have not been subsequently rescinded, withdrawn or modified in a manner adverse to Parent.
(c)   Assuming the representations and warranties set forth in Section 4.11 [Ownership of Equity of the Company] are true and correct, the affirmative vote (in person or by proxy) of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon (the “Company Stockholder Approval”), at the Company Stockholders’ Meeting or any adjournment or postponement thereof, are the only votes of the holders of any class or series of shares of the Company necessary to adopt this Agreement and approve the Merger.
(d)   Neither the execution and delivery of this Agreement by the Company, nor the consummation by the Company of the Transactions, nor performance or compliance by the Company with any of the terms or provisions hereof, will (i) subject to the receipt of the Company Stockholder Approval, violate, contravene or conflict with any provision of the Company Charter Documents, (ii) assuming the Company Stockholder Approval is obtained, conflict with or violate any provision of any organizational or governing documents of any Subsidiary of the Company or of any 50-50 Joint Venture Entity or (iii) assuming that the consents, approvals, filings, licenses, Permits, authorizations, declarations, notifications and registrations referred to in Section 3.05 and the Company Stockholder Approval are obtained prior to the Effective Time and the filings referred to in Section 3.05 are made and any waiting periods thereunder have terminated or expired prior to the Effective Time, (x) violate any Law or Judgment applicable to the Company or its Subsidiaries (or by which its or any of their respective properties or assets are bound), (y) violate, conflict with or constitute a default under (or any event which with notice or lapse of time or both would constitute a default), result in any breach of or any loss of benefit under, require any consent or approval under, or give to others any right or termination, vesting, amendment, acceleration or cancellation of, any of the terms or provisions of any Contract or Permit to which the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any 50-50 Joint Venture Entity is party (or by which any of their respective properties or assets are bound) or (z) result in the creation of any Encumbrances (other than a Permitted Encumbrance) on any properties or assets of the Company or its Subsidiaries, or, to the Knowledge of the Company, the 50-50 Joint Venture Entities, except, in the case of clauses (ii) and (iii), for any such conflicts, violations, breaches, defaults or other occurrences which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
SECTION 3.05.   Governmental Approvals.   Except for (i) compliance with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), including the filing with the Securities and Exchange Commission (the “SEC”) of a proxy statement relating to the Company Stockholders’ Meeting (as amended or supplemented from time to time, the “Proxy Statement”), (ii) compliance with the rules and regulations of the NASDAQ Global Select Market (“NASDAQ”), (iii) the filing of the Certificate of Merger with the Secretary of State of Delaware pursuant to the DGCL, (iv) filings required under, and compliance with other applicable requirements of, the HSR Act or any other Antitrust Laws set forth on Section 3.05 of the Company Disclosure Letter, (v) compliance with the requirements of Title 49 of the United States Code (“U.S.C.”) or any regulation, rule, order, notice or policy of the U.S. Federal Aviation Administration (the “FAA”), the U.S. Department of Transportation (the “DOT”), the Federal Communications Commission (the “FCC”) and the U.S. Department of Homeland Security (the “DHS”), including the U.S. Transportation Security Administration (the “TSA”, and collectively with the FAA, FCC, DOT and DHS, the “Aviation Regulators”, and such statutes, regulations, rules, orders, notices or policies referred to in this clause (v), collectively, the “Aviation Regulations”) that is set forth on Section 3.05(v) of the Company Disclosure
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Letter, and (vi) compliance with any applicable state securities or blue sky laws, no consent, approval, license, permit or authorization of, or filing, declaration, notification or registration with, any Governmental Authority that is necessary for the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the Merger Transactions, other than such other consents, approvals, licenses, permits, authorizations, filings, declarations, notifications or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
SECTION 3.06.   Company SEC Documents; Undisclosed Liabilities.
(a)   The Company has timely filed or furnished (as applicable) with the SEC all reports, schedules, forms, statements and other documents (including exhibits) required to be filed or furnished by the Company with the SEC pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”) or the Exchange Act since January 1, 2019 (as the aforementioned materials have been supplemented, modified or amended since the time of filing, collectively, the “Company SEC Documents”) together with all certifications required pursuant to the U.S. Sarbanes-Oxley Act of 2002. None of the Subsidiaries of the Company (nor, to the Knowledge of the Company, any 50-50 Joint Venture Entity) is required to make any filings with the SEC. As of their respective effective dates (in the case of Company SEC Documents that are registration statements filed pursuant to the requirements of the Securities Act) and as of their respective SEC filing dates or, if amended prior to the date hereof, the date of the filing of such amendment, with respect to the portions that are amended (in the case of all other Company SEC Documents), the Company SEC Documents complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, applicable to such Company SEC Documents, and none of the Company SEC Documents as of such respective dates (or, if amended prior to the date hereof, the date of the filing of such amendment, with respect to the disclosures that are amended, or, with respect to any proxy statement filed pursuant to the Exchange Act, on the date of the applicable meeting) contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date of this Agreement, there are no outstanding or unresolved comments received from the SEC with respect to any Company SEC Documents and, to the Knowledge of the Company, none of the Company SEC Documents is the subject of ongoing SEC review. As of the date of this Agreement, there has been no material correspondence between the SEC and the Company since January 1, 2019 that is not set forth in the Company SEC Documents or that has not otherwise been disclosed to Parent prior to the date of this Agreement.
(b)   The consolidated financial statements of the Company (including all related notes or schedules) included or incorporated by reference in the Company SEC Documents, as of their respective dates of filing with the SEC (or, if such Company SEC Documents were amended prior to the date hereof, the date of the filing of such amendment, with respect to the consolidated financial statements that are amended or restated therein), (i) complied in all material respects with the published rules and regulations of the SEC with respect thereto and applicable accounting requirements, (ii) have been prepared in accordance with GAAP (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except (A) as may be indicated in the notes thereto or (B) as permitted by Regulation S-X) and (iii) fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated statements of operations and consolidated statements of comprehensive income, cash flows and stockholders’ equity for the periods shown (subject, in the case of unaudited quarterly financial statements, to normal and recurring year-end adjustments).
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(c)   Neither the Company nor any of its consolidated Subsidiaries has any liabilities of a type required to be disclosed in the liabilities column of a balance sheet prepared in accordance with GAAP, except liabilities (i) specifically disclosed or reflected and adequately reserved against in the consolidated balance sheet (or the notes thereto) of the Company as of March 31, 2022 (the “Balance Sheet Date”) included in the Filed SEC Documents, (ii) incurred after the Balance Sheet Date in the ordinary course of business (none of which is a liability resulting from breach of contract, breach of warranty, tort, infringement or misappropriation), including in connection with any Aircraft Finance Contract, (iii) as expressly contemplated by this Agreement or otherwise incurred in connection with the Transactions or (iv) as would not be material, individually or in the aggregate.
(d)   The Company has established and maintains disclosure controls and procedures and a system of internal controls over financial reporting (as such terms are defined in paragraphs (g) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act and designed to (x) provide reasonable assurances regarding the reliability of financial reporting and to (y) ensure that all information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act are recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. Since January 1, 2019, neither the Company nor, to the Company’s Knowledge, the Company’s independent registered public accounting firm has identified or been made aware of (i) any “significant deficiencies” or “material weaknesses” (as defined by the Public Company Accounting Oversight Board) in the design or operation of the Company’s internal controls over financial reporting which would reasonably or actually be expected to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial data or (ii) any fraud or allegation of fraud, whether or not material, that involves (or involved) management or other employees who have (or had) a significant role in the Company’s internal control over financial reporting. The Company and its Subsidiaries are, and have been since January 1, 2019, in compliance in all material respects with the applicable provisions of the U.S. Sarbanes-Oxley Act of 2002 and the applicable listing and corporate governance rules and regulations of NASDAQ. The Company’s management has completed an assessment of the effectiveness of the Company’s internal control over financial reporting in compliance with the requirements of Section 404 of the U.S. Sarbanes-Oxley Act of 2002 for the fiscal year ended December 31, 2021, and such assessment concluded that such system was effective. Since January 1, 2019, none of the Company, its Subsidiaries or the Company’s auditors have identified to the Company’s Board of Directors or the Audit Committee of the Company’s Board of Directors any matter set forth in the preceding clause (i) or (ii). None of the Company or its Subsidiaries has outstanding, or has arranged any outstanding, “extension of credit” to directors or executive officers of the Company prohibited by Section 402 of the U.S. Sarbanes-Oxley Act of 2002.
(e)   As of the date of this Agreement, neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any “off balance sheet arrangement” that would be required to be disclosed under Item 303(a) of Regulation S-K as promulgated by the SEC. Except as have been described in the Filed SEC Documents, as of the date of this Agreement, there are no unconsolidated direct or indirect Subsidiaries of the Company.
(f)   Since January 1, 2019, there has been no material change in the Company and its Subsidiaries accounting methods or principles that would be required to be disclosed in the Company’s financial statements in accordance with GAAP, except as described in the notes thereto.
(g)   The Proxy Statement (including any amendment or supplement thereto), at the time first sent or given to the stockholders of the Company and at the time of the Company Stockholders’ Meeting, will
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comply as to form in all material respects with the requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of Parent, MergerCo or any Representatives thereof for inclusion or incorporation by reference in the Proxy Statement.
SECTION 3.07.   Absence of Certain Changes.
(a)   Since the Balance Sheet Date through the date of this Agreement, except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto and to any transaction of the type contemplated by this Agreement, the business of the Company and its Subsidiaries has been carried on and conducted in all material respects in the ordinary course of business.
(b)   Since the Balance Sheet Date through the date of this Agreement, there has not been any change, event, development, occurrence, state of facts, circumstances or effect that has had, or would reasonably be expected to have, individually or in the aggregate a Material Adverse Effect.
(c)   Since the Balance Sheet Date through the date of this Agreement, the Company has not taken any action that, if taken after the date hereof, would constitute a breach of, or otherwise require the consent of Parent under, any of the covenants set forth in clauses (i) [issuances of stock], (ii) [repurchases of capital stock], (iii) [dividends], (iv) [adjustments to capitalization], (v) [adopting plans of liquidation], (vi) [incurring Indebtedness], (vii) [repayment of Indebtedness], (viii) [entering into swap or hedging transactions], (ix) [making loans], (x) [sales/dispositions], (xi) [transfers of Encumbrances], (xii) [grant of Encumbrances], (xiii) [default on indebtedness], (xv) [capital expenditures], (xiv) [acquisitions], (xvii) [accounting changes], (xix) (A) and (B) [changes to organizational documents of Company and its Subsidiaries], (xxiii) [adopting a poison pill], (xxvi) [new line of business], (xxvii) [aircraft maintenance], (xxx) [failure to hold operating certificate] of Section 5.01(b) (or Section 5.01(b)(xxxii) with respect to any of the foregoing).
SECTION 3.08.   Legal Proceedings.
(a)   Except as has not had, and would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no pending or, to the Knowledge of the Company, threatened legal, regulatory or administrative proceeding, suit, investigation, arbitration or action (an “Action”) against (i) the Company, its Subsidiaries or its or their respective assets or properties, (ii) against any officer, director or employee, in their capacities as such, or, to the Knowledge of the Company, any other Person with respect to which the Company or any of its Subsidiaries has or could reasonably be expected to have an indemnification obligation or (iii) that is reasonably expected to result in injunctive relief against the Company or any of its Subsidiaries that prohibits the Company or any of its Subsidiaries from engaging in or continuing any conduct, activity, or practice relating to the business of the Company or any of its Subsidiaries. There is no, and since January 1, 2019, there has been no, outstanding order, judgment, injunction, ruling, writ or decree (including a suspension or debarment) of any Governmental Authority (a “Judgment”) by or before any Governmental Authority to which the Company or any of its Subsidiaries is a party or any of its or their respective assets are bound that would be material to the Company or its Subsidiaries, taken as a whole.
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(b)   Since January 1, 2019 through the date of this Agreement, (i) the Company and its Subsidiaries have not received or been involved in or been subject to any written complaints, allegations, claims or Proceedings, or to the Knowledge of the Company, unwritten formal allegations or complaints, relating to alleged or actual sexual harassment by any employee of the Company or its Subsidiaries at or above the level of senior vice president, and (ii) none of the Company or its Subsidiaries have entered into a settlement Contract with any employee of the Company or any other Person that involves allegations of sexual harassment by any employee of the Company or its Subsidiaries at or above the level of senior vice president.
SECTION 3.09.   Compliance with Laws; Permits.
(a)   The Company and its Subsidiaries are, and have been since January 1, 2019, in compliance with all Laws or Judgments, applicable to the Company and its Subsidiaries or their respective properties or assets, except as has not had and would not, individually or in the aggregate, reasonably be expected to have, a Material Adverse Effect.
(b)   The Company and its Subsidiaries hold all licenses, franchises, permits, certificates, consents, approvals, authorizations, designations, waivers, exemptions, deviations and registrations from Governmental Authorities (collectively, “Permits”) necessary for the lawful conduct of their respective businesses, except where the failure to hold the same would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(c)   Neither the Company, its Subsidiaries nor any of their respective directors, officers or employees acting in such capacity, nor to the Knowledge of the Company, any of its or their respective agents acting on its or their behalf, since January 1, 2019:
(i)   has used or is using any corporate funds for any illegal contributions, gifts, entertainment, or unlawful expenses relating to political activity, has made any bribe, unlawful rebate, payoff, influence payment, kickback or other similar unlawful payment of any nature, nor has violated any applicable Anti-Corruption Law;
(ii)   has been or is a Sanctioned Person nor has engaged in any transactions with or for the benefit of any Sanctioned Person or otherwise violated applicable Sanctions; nor
(iii)   has violated any applicable Ex-Im Laws.
(d)   Since January 1, 2019, the Company and its consolidated Subsidiaries have adhered to a system of internal controls and maintained accurate books and records as required by the U.S. Foreign Corrupt Practices Act of 1977, as amended.
(e)   Since January 1, 2019 through the date of this Agreement, the Company and its Subsidiaries have not received any allegation, inquiry, notice or communication that alleges that the Company or its Subsidiaries, or any director, officer, employee, agent, representative, or other Person acting for or on behalf or at the direction thereof, may have violated any Anti-Corruption Laws, Sanctions, or Ex-Im Laws, and the Company is not aware of any such circumstances presently in existence likely to give rise to any such allegation, inquiry, notice or communication.
(f)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Company is not in default under or violation of, and, to the Knowledge of the
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Company, is not being investigated for or charged by any Governmental Authority with a violation of, any Law, Aviation Regulation or Permit, (ii) since January 1, 2019, the Company has timely filed all material submissions, reports, registrations, renewals and schedules that it was required to file with the Aviation Regulators, and in each case has paid all fees and assessments due and payable in connection therewith and (iii) no Aviation Regulator has taken any action or, to the Knowledge of the Company, threatened to take any action to amend, modify, suspend, revoke, terminate, cancel, withdraw or otherwise materially affect any Permit.
SECTION 3.10.   Tax Matters.
(a)   The Company and its Subsidiaries have properly prepared (or caused to be prepared) and timely filed (taking into account valid extensions of time within which to file) all material Tax Returns (including information provided therewith or with respect thereto) required to be filed by it, and all such filed Tax Returns (taking into account all amendments thereto) are true, complete and accurate in all material respects.
(b)   All material Taxes owed by the Company and its Subsidiaries that are due (whether or not shown on any Tax Return) have been timely paid or have been adequately reserved against (excluding any reserve for deferred Taxes) in accordance with GAAP.
(c)   The Company and its Subsidiaries have complied in all material respects with all applicable Laws relating to the withholding of Taxes.
(d)   Since January 1, 2020 through the date hereof, neither of the Company nor any of its Subsidiaries has any currently open, or received written notice of, any material pending audits, examinations, investigations, proposed adjustments, claims or other proceedings in respect of any Taxes.
(e)   There are no material liens for Taxes upon the assets or properties of the Company or its Subsidiaries, except for statutory liens for current Taxes not yet due and payable or the amount or validity of which are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP.
(f)   Neither the Company nor any of its Subsidiaries has been a “controlled corporation” or a “distributing corporation” in any distribution occurring during the two-year period ending on the date of this Agreement that was purported or intended to be governed by Section 355 of the Code (or any similar provision of state, local or non-U.S. Law).
(g)   Neither the Company nor any of its Subsidiaries has been a member of an affiliated group of corporations filing a consolidated federal income Tax Return (other than a group the common parent of which is the Company) or has any liability for the Taxes of any Person (other than the Company or its Subsidiaries) under U.S. Treasury Regulations Section 1.1502-6 (or any similar provision of any state, local or non-U.S. law) or as a transferee or successor.
(h)   Neither the Company nor any of its Subsidiaries is a party to, or bound by, or has any material obligation under, any Tax sharing, allocation or indemnification Contract other than (i) Contracts solely among the Company or its Subsidiaries and (ii) customary Tax indemnification provisions in any Contract the primary purpose of which is not Taxes.
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(i)   Neither the Company nor any of its Subsidiaries has waived any material statute of limitations in respect of Taxes or agreed to any extension of time with respect to a material assessment, collection, reassessment or deficiency for Taxes (other than pursuant to extensions of time to file Tax Returns obtained in the ordinary course) and no material request for any such waiver or extension is currently pending.
(j)   Neither the Company nor any of its Subsidiaries has participated in any “listed transaction” within the meaning of U.S. Treasury Regulation Section 1.6011 4(b)(2).
(k)   Neither the Company nor any of its Subsidiaries has been a U.S. real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.
(l)   Neither the Company nor any of its Subsidiaries will be required to include in a taxable period ending after the Closing Date a material amount of taxable income attributable to income that accrued in a taxable period prior to the Closing Date but was not recognized for Tax purposes in such prior taxable period as a result of the installment method of accounting, an open transaction disposition, the completed contract method of accounting, the long-term contract method of accounting, or Section 481 of the Code or comparable provisions of state, local or non-U.S. Tax Law.
(m)   Within the past three years, neither the Company nor any of its Subsidiaries has executed, entered into or is subject to any closing agreement under Section 7121 of the Code, IRS private letter ruling or advance pricing agreement or comparable agreement or ruling of any other taxing authority, nor is any such ruling or request for such ruling currently pending.
(n)   All wholly-owned Subsidiaries of the Company that are incorporated or otherwise organized in a jurisdiction other than the United States are properly classified as disregarded entities or grantor trusts for U.S. federal income tax purposes.
SECTION 3.11.   Employee Benefits.
(a)   Section 3.11(a) of the Company Disclosure Letter contains a true and complete list, as of the date of this Agreement, of each material Company Plan. With respect to each material Company Plan, the Company has made available to Parent true and complete copies (to the extent applicable) of (i) the plan document or a written description thereof (or, if appropriate, a form thereof), including any amendments thereto, (ii) the most recent determination or opinion letter from the Internal Revenue Service, (iii) the most recent annual report on Form 5500 filed with the IRS (and attached schedules) and the most recent actuarial valuation or similar report, (iv) each current trust agreement, insurance or group annuity contract or other funding vehicle and (v) for the two most recent years, any material non-routine correspondence with the Internal Revenue Service, the United States Department of Labor, the Pension Benefit Guaranty Corporation, the SEC and any other Governmental Authority regarding the operation and administration of any Company Plan.
(b)   Each Company Plan has been administered in compliance with its terms and applicable Laws, including ERISA and the Code, as applicable, other than instances of noncompliance that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each Company Plan intended to be “qualified” within the meaning of Section 401(a) of the Code has received a favorable determination letter from the IRS or is entitled to rely upon a favorable opinion
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issued by the IRS, and to the Knowledge of the Company, there are no existing circumstances or any events that have occurred that could reasonably be expected to cause the loss of any such qualification status. There are no pending, or to the Knowledge of the Company, threatened claims (other than routine claims for benefits) by, on behalf of or against any Company Plan or any trust related thereto and no audit or other proceeding by a Governmental Authority is pending, or to the Knowledge of the Company, threatened with respect to any Company Plan, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) all contributions (including all employer contributions and employee salary reduction contributions) or premium payments required to have been made under the terms of any Company Plan, or in accordance with applicable Law, have been timely made or properly accrued and (ii) there have been no non-exempt “prohibited transactions” (as defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Company Plans.
(c)   Neither the Company nor any Commonly Controlled Entity has in the past six (6) years maintained, sponsored or contributed to or been obligated to maintain, sponsor or contribute to, or has any liability with respect to any (i) defined benefit pension plan (as defined in Section 3(35) of ERISA) or a plan subject to Title IV of ERISA or Section 412 of the Code, (ii) “multiemployer plan” (as defined in Section 3(37) or 4001(a)(3) of ERISA) or (iii) multiple employer welfare arrangement as defined in Section 3(40) of ERISA.
(d)   No Company Plan provides benefits or coverage in the nature of health, life or disability insurance following retirement, other than benefits or coverage (i) required to be provided under Part 6 of Title I of ERISA or Section 4980(B)(f) of the Code or any other applicable Law or (ii) the full cost of which is borne by the recipient (or any of their beneficiaries).
(e)   Except as set forth in this Agreement, the consummation of the Merger Transactions will not, either alone or in combination with another event, result in (i) any of the following with respect to any current or former director, officer or employee of the Company or its Subsidiaries: (A) severance pay upon any termination of employment or service after the date of this Agreement, or any increase thereof; (B) any payment, compensation or benefit becoming due, or any increase thereof; (C) the acceleration of the time of payment or vesting of any payment, compensation or benefit, or increase thereof; and (D) any funding (through a grantor trust or otherwise) of any compensation or benefit; (ii) any limitation or restriction on the right to amend, terminate or transfer the assets of any material Company Plan on or following the Effective Time; or (iii) the payment of any amount that could, individually or in combination with any other payment, be characterized as an “excess parachute payment” (as such term is defined in Section 280G(b)(1) of the Code). None of the Company or its Subsidiaries is a party to or has any obligation under any Company Plan or otherwise to gross-up or indemnify any person for excise Taxes payable pursuant to Section 409A or 4999 of the Code.
(f)   All Company Plans maintained outside the jurisdiction of the United States that provide compensation or benefits in respect of any employee of the Company or its Subsidiaries that is primarily based outside the United States, (i) if intended to qualify for special Tax treatment or be registered, meet all requirements for such treatment and are registered; (ii) if intended to be funded or book-reserved, are fully funded or book-reserved, as appropriate, based upon reasonable actuarial assumptions, and (iii) have been maintained in good standing with applicable Governmental Authorities and in compliance with all applicable Laws, in each case, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
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(g)   Section 3.11(g) of the Company Disclosure Letter sets forth a true and complete list of all Equity-Based Awards and Company Cash Awards (each, a “Company Equity Award”) outstanding as of the date of this Agreement, including with respect to each such award: (i) the name of the holder thereof; (ii) the number of shares or the amount of cash subject to such award (assuming attainment of the maximum level of performance, in the case of performance-based awards); (iii) the grant or issuance date; and (iv) any applicable vesting schedule, including the amounts vested and unvested. Each Company Equity Award may, by its terms, be treated at the Effective Time as set forth in Section 2.03.
SECTION 3.12.   Labor Matters.
(a)   Section 3.12(a) of the Company Disclosure Letter contains a true and complete list, as of the date of this Agreement, of each Collective Bargaining Agreement. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, there is no, and since January 1, 2019, there has been no, labor dispute, strike, controversy, slowdown, work stoppage or lockout pending or, to the Knowledge of the Company, threatened against or affecting the Company or its Subsidiaries. Since January 1, 2019, none of the Company or its Subsidiaries have materially breached or otherwise materially failed to comply with the provisions of any Collective Bargaining Agreement by which it is bound. Since January 1, 2019, there have been no material union grievances or union representation questions involving employees of the Company or its Subsidiaries nor, to the Knowledge of the Company, threatened against or affecting the Company or its Subsidiaries.
(b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, the Company or its Subsidiaries are, and since January 1, 2019 have been, in compliance with all applicable Laws and Judgments relating to labor, employment and employment practices, including all such Laws relating to discrimination, harassment, retaliation, equal opportunity, affirmative action, workers’ compensation, terms and conditions of employment, termination of employment, wages, overtime, classification and compensation of employees and consultants and independent contractors, social security and Tax matters in connection with employees and independent contractors, pay equity, hours, disability rights and benefits, employee leaves of absence, occupational safety and health, employee whistle-blowing, immigration, employee privacy, child labor, unfair labor practices, labor relations, profit sharing, employment hiring, paid sick time, background screens, drug testing, and layoffs (including the Worker Adjustment and Retraining Notification Act of 1988, as amended, or similar federal, state or local mass layoff or plant closing Law).
(c)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, or as set forth on Section 3.12(c) of the Company Disclosure Letter, there is no, and since January 1, 2019, there has been no, pending, or, to the Knowledge of the Company, threatened Action against the Company or its Subsidiaries brought by or on behalf of any applicant for employment, any current or former employee, officer, director or individual service provider of the Company or its Subsidiaries, or any person alleging to be a current or former employee, or any group or class of the foregoing, or any Governmental Authority, alleging: (i) violation of any labor or employment Laws; (ii) breach of any collective bargaining agreement; (iii) breach of any express or implied contract of employment; (iv) wrongful termination of employment; or (v) any other discriminatory, wrongful or tortious conduct in connection with any employment relationship, including before the Equal Employment Opportunity Commission.
(d)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, none of the Company or its Subsidiaries are currently bound by any consent decree with, or citation by, any Governmental Authority relating to employees or
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employment practices. Except as set forth on Section 3.12(d) of the Company Disclosure Letter, none of the Company or its Subsidiaries or any of its or their executive officers have received since January 1, 2019 any notice of intent by any Governmental Authority responsible for the enforcement of labor or employment laws to conduct an investigation relating to the Company or its Subsidiaries and, to the Knowledge of the Company, no such investigation is in progress.
(e)   None of the Company or its Subsidiaries have advanced or loaned any sums to any employee or independent contractor, or promised to do so, the outstanding amount of which, in the aggregate, exceeds (or would exceed) $500,000 or individually, exceeds (or would exceed) $100,000.
(f)   Except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since January 1, 2019, all individuals who perform or have performed services for the Company or its Subsidiaries have been properly classified under applicable Law (i) as employees or individual independent contractors and (ii) for employees, as an “exempt” employee or a “non-exempt” employee (within the meaning of the Fair Labor Standards Act and state Law), and no such individual has been improperly included or excluded from any Company Plan. None of the Company or its Subsidiaries have received notice of any pending or, to the Knowledge of the Company, threatened inquiry or audit from any Governmental Authority concerning any such classifications.
SECTION 3.13.   Environmental Matters.   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (a) the Company and its Subsidiaries are, and have been since January 1, 2019, in compliance with all Environmental Laws, and the Company has not received any written notice since January 1, 2019 (or prior to that time if the matter remains unresolved) alleging that the Company or any of its Subsidiaries is in violation of or has any liability under any Environmental Law, (b) the Company and its Subsidiaries possess and are in compliance with all Permits required under Environmental Laws for the operation of their respective businesses, (c) there is no Action under or pursuant to any Environmental Law that is pending or, to the Knowledge of the Company, threatened in writing against the Company or its Subsidiaries, (d) neither the Company nor any of its Subsidiaries is subject to any Judgment imposed by any Governmental Authority under which there are uncompleted, outstanding or unresolved obligations on the part of the Company or its Subsidiaries arising under Environmental Laws, and (e) no Hazardous Substances have been Released on, at, under or from any property currently or, during the period of ownership, lease or operation by the Company or its Subsidiaries, formerly owned, leased or occupied by the Company or its Subsidiaries in a manner, quantity or concentration that would reasonably be expected to give rise to any Action against, or any obligation to conduct remediation by, the Company or its Subsidiaries under any Environmental Law.
SECTION 3.14.   Intellectual Property.
(a)   Section 3.14(a) of the Company Disclosure Letter lists, as of the date of this Agreement, all Registered Company Intellectual Property, and material owned common law trademarks. The Company and its Subsidiaries own all of the Owned Company Intellectual Property, free and clear of all Encumbrances (other than Permitted Encumbrances). All of the Registered Company Intellectual Property is subsisting, and to the Knowledge of the Company, valid and enforceable, and the Company and its Subsidiaries have taken all necessary actions to maintain and protect each item of Registered Company Intellectual Property in all material respects.
(b)   To the Knowledge of the Company, the Company or one of its Subsidiaries owns, is licensed or otherwise has the right to use all material Intellectual Property reasonably necessary to conduct the
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business of the Company and its Subsidiaries (taken as a whole) as conducted as of the date hereof (the “Company Intellectual Property”); provided that nothing in this Section 3.14(b) shall be interpreted or construed as a representation or warranty with respect to whether there is any infringement of any Intellectual Property, which is the subject of Section 3.14(g).
(c)   Section 3.14(c) of the Company Disclosure Letter lists, as of the date of this Agreement, each Contract: (i) pursuant to which any material Intellectual Property is licensed, sold, assigned or otherwise conveyed or provided to the Company or any of its Subsidiaries or (ii) pursuant to which the Company or any of its Subsidiaries has granted to any Person any material right or interest in any material Owned Company Intellectual Property, in each case, excluding (A) licenses to off-the-shelf software or other software widely available on generally standard terms and conditions; (B) non-exclusive licenses granted in the ordinary course of business; (C) Contracts under which a license to Intellectual Property is merely incidental to the transaction contemplated in such Contract; (D) confidentiality and non-disclosure agreements entered into in the ordinary course of business and on a standard form (or a substantially similar form) of the Company or any of its Subsidiaries; and (E) proprietary agreements with employees or contractors on a standard form (or a substantially similar form) of the Company or any of its Subsidiaries (collectively, the “IP Contracts”).
(d)   Except as would not, individually or in the aggregate, reasonably be material to the Company, the Company and its Subsidiaries have made commercially reasonable efforts to protect and maintain the confidentiality of Trade Secrets included in the Owned Company Intellectual Property.
(e)   Except as would not, individually or in the aggregate, reasonably be material to the Company, to the Knowledge of the Company, all employees, officers, consultants of the Company and its Subsidiaries who have developed within the scope of their employment or engagement any Owned Company Intellectual Property have assigned, or have entered into appropriate agreements assigning, all of their right, title and interest in any such Owned Company Intellectual Property to the Company or any of its Subsidiaries.
(f)   Except as would not, individually or in the aggregate, reasonably be material to the Company, no adverse third-party Actions are pending or, to the Knowledge of the Company, threatened in writing against the Company or its Subsidiaries (i) challenging the ownership, validity or use by the Company or its Subsidiaries of any Owned Company Intellectual Property or (ii) alleging that the Company or its Subsidiaries are infringing, misappropriating or otherwise violating the Intellectual Property of any Person.
(g)   Except as would not, individually or in the aggregate, reasonably be material to the Company currently and since January 1, 2019, (i) no Person is or has been infringing, misappropriating or otherwise violating the rights of the Company or any of its Subsidiaries with respect to any Owned Company Intellectual Property and (ii) neither the operation of the business of the Company or its Subsidiaries, nor the ownership or use of the Company Intellectual Property is or has violated, misappropriated or infringed the Intellectual Property of any other Person.
(h)   Except as would not, individually or in the aggregate, reasonably be material to the Company, to the Knowledge of the Company, the Company and its Subsidiaries have complied in all material respects with the requirements of the licenses for any Open Source Software incorporated into any software included in the Owned Company Intellectual Property; and neither the Company nor any of its Subsidiaries is required to provide any source code of software included in the Owned Company Intellectual Property to any party pursuant to any of the licenses (including any version of GNU
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General Public License or the GNU Affero General Public License) for Open Source Software or as a result of using any of the Open Source Software (other than the Open Source Software itself), except for software that is removable or replaceable without material costs or material interruption of the Company and its Subsidiaries’ business (taken as a whole).
SECTION 3.15.   Data Privacy and Technology; Information Security.
(a)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) the Company and its Subsidiaries are in compliance with all applicable Laws and with their own respective privacy policies (“Privacy Policies”) relating to data privacy and Personal Information, including with respect to the collection, storage, processing, disclosure, transfer and use of Personal Information and (ii) since January 1, 2019, none of the Company or its Subsidiaries has received a complaint from any governmental body, agency, authority or entity or any other third party regarding its collection, storage, processing, disclosure, transfer or use of Personal Information that is pending or unresolved and, to the Knowledge of the Company, there are no facts or circumstances that would give rise to any such complaints. Since January 1, 2019, the Company and its Subsidiaries have used commercially reasonable measures, consistent with accepted industry practices, designed to ensure the confidentiality, integrity, availability, privacy and security of Personal Information within the possession or control of the Company or any of its Subsidiaries and to protect any Personal Information under their possession or control from any use or access that would violate applicable law, the Privacy Policies or any contractual obligations applicable to the Company or its Subsidiaries.
(b)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, since January 1, 2019, to the Knowledge of the Company, neither the Company nor any of its Subsidiaries has experienced any breaches, outages or unauthorized uses of or accesses to the Company IT Assets or any breaches or unauthorized uses of or accesses to Personal Information or Trade Secrets within the possession or control of the Company or its Subsidiaries.
(c)   Except as would not, individually or in the aggregate, reasonably be material to the Company, the Company IT Assets, the Company Products and all software material to the business of the Company and its Subsidiaries (i) operate and perform in all respects as required to permit the Company and its Subsidiaries to conduct the business of the Company and its Subsidiaries (taken as a whole) as conducted as of the date hereof, and (ii) have not malfunctioned or failed since January 1, 2019. The Company and its Subsidiaries have taken commercially reasonable steps and implemented commercially reasonable safeguards, designed to protect the Company Products, the Company IT Assets and all software material to the business of the Company and its Subsidiaries from unauthorized access and from any disabling codes or instructions, spyware, Trojan horses, worms, viruses or other software routines that permit or cause unauthorized access to, or unauthorized disruption, impairment, disablement or destruction of, software, data or other materials (“Malicious Code”). Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, to the Knowledge of the Company, the Company Products, Company IT Assets, and all software material to the business of the Company and its Subsidiaries are free from Malicious Code.
SECTION 3.16.   Property.
(a)   Neither of the Company nor any of its Subsidiaries owns any real property, nor is it a party to any Contract or otherwise has any obligation to acquire any real property.
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(b)   Section 3.16(b) of the Company Disclosure Letter lists, as of the date of this Agreement, the address of each Leased Real Property and the Company Lease with respect thereto. The Company has made available to Parent a true, correct and complete copy of each Company Lease. Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) each Company Lease is in full force and effect, and the Company or one of its Subsidiaries has a good and valid leasehold, sub-leasehold or license interest (as lessee, sublessee or licensee) in each Leased Real Property, free and clear of all Encumbrances (other than Permitted Encumbrances), (ii) neither the Company nor any of its Subsidiaries has received written notice of any Actions in eminent domain, condemnation or other similar Actions that are pending, and, to the Knowledge of the Company, there are no such Actions threatened, in each case, affecting any portion of the Leased Real Property, and (iii) no Leased Real Property is subject to any lease, license, sublease or use and occupancy agreement pursuant to which the Company has granted any third party the right to use or occupy all or any portion of any Leased Real Property.
SECTION 3.17.   Contracts.
(a)   Section 3.17(a) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of each Material Contract. For purposes of this Agreement, “Material Contract” means any Contract (but excluding any Government Contract, Company Plan or any Collective Bargaining Agreement) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets is bound that:
(i)   is filed as an exhibit to the Company’s Annual Report on Form 10-K or is otherwise a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K under the Securities Act);
(ii)   is a joint venture, partnership or other similar arrangement that is material to the business of the Company and its Subsidiaries, taken as a whole, other than with respect to any partnership that is wholly-owned by the Company or any of its wholly-owned Subsidiaries;
(iii)   (1) provides for indebtedness of the Company or any of its Subsidiaries (including indebtedness of the Company or any of its Subsidiaries that is secured by any aircraft, engines or related aircraft equipment) having an outstanding principal amount or committed principal amount in excess of $10,000,000 (other than indebtedness solely between or among any of the Company and its wholly-owned Subsidiaries), (2) under which the Company or any of its Subsidiaries has directly or indirectly guaranteed any obligation of a joint venture or partnership, other than with respect to any partnership that is wholly-owned by the Company or any of its wholly-owned Subsidiaries (including, without limitation, any guarantee of indebtedness or any “keep well” or other agreement to maintain any financial statement condition), (3) evidences any swap or hedging transaction or other derivative agreements, (4) under which the Company or any of its Subsidiaries, directly or indirectly, has agreed to make any advance, loan, extension of credit or capital contribution to, or other investment in, any Person (other than the Company or any of its wholly-owned Subsidiaries), in any such case which, individually, is in excess of $1,000,000, other than investments in the Company or any of its wholly-owned Subsidiaries, or (5) provides that the Company or its Subsidiaries shall create or grant an Encumbrance on the property or assets of the Company or its Subsidiaries;
(iv)   relates to the acquisition or disposition of any business, assets or properties (whether by merger, sale of stock, sale of assets or otherwise), other than acquisitions or dispositions of real
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property which are the subject of Section 3.17(a)(vii), for aggregate consideration under such Contract in excess of $10,000,000 that was entered into after January 1, 2019, excluding, (A) acquisitions or dispositions in the ordinary course of business, (B) acquisitions or dispositions of assets that are no longer used or useful in the conduct of business of the Company or any of its Subsidiaries or (C) repurchases by the Company of Company Common Stock;
(v)   is an Aircraft Finance Contract;
(vi)   is a Company Lease that obligates the Company to make payments involving amounts in excess of $1,000,000 per annum;
(vii)   is for the purchase or sale of an interest in real property in excess of $1,000,000;
(viii)   obligates the Company to make any capital expenditure in an amount in excess of $2,000,000 in any calendar year;
(ix)   has a binding obligation to purchase or lease aircraft, engines or simulators where the reasonably expected expenditures under any such Contract exceed $25,000,000 per annum (other than Contracts that may be terminated or canceled by the Company without incurring any material penalty);
(x)   is a Contract for maintenance or repair and overhaul that would be expected to result in the Company incurring costs in excess of $20,000,000 in the twelve (12)-month period following the date hereof;
(xi)   is a Contract not disclosed pursuant to the other subsections of this Section 3.17(a) and that by its terms is reasonably expected to result in (A) minimum payments to the Company under such Contract of more than $15,000,000 in the twelve (12)-month period following the date of this Agreement, (B) minimum payments from the Company under such Contract of more than $5,000,000 in the twelve (12)-month period following the date of this Agreement or (C) has five (5) years or more remaining in its term, provides for payments to or from the Company under such Contract following the date of this Agreement in excess of $5,000,000 annually or $30,000,000 in the aggregate and cannot be cancelled by the Company upon notice of ninety (90) days or less;
(xii)   is a Contract with a Significant Customer or Significant Vendor;
(xiii)   is a settlement agreement imposing material future limitations on the operation of Company or its Subsidiaries or that includes the admission of wrongdoing by the Company or its Subsidiaries or any of their respective officers or directors;
(xiv)   prohibits the payment of dividends or distributions in respect of the capital stock of the Company or any of its Subsidiaries, prohibits the pledging of the capital stock of the Company or any of its Subsidiaries or prohibits the issuance of guarantees by the Company or any of its Subsidiaries;
(xv)   any Company Associated Party Contract;
(xvi)   IP Contracts; or
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(xvii)   contains provisions that (A) grant a “most favored nation” or most favored customer pricing to any Person, (B) prohibit in a material respect the Company or any of its Subsidiaries from competing in or conducting or transacting in any line of business, with any Person or in any geographical area, (C) grant a right of exclusivity, first refusal or similar rights or any similar term for the benefit of a third party, in the cases of clauses (A) and (C), other than (x) Contracts that are not material to the Company Group, taken as a whole, and can be terminated (including such restrictive provisions) by the Company or any of its Subsidiaries on less than 180 days’ notice without payment by the Company or any of its Subsidiaries of any material penalty, and (y) license agreements for Intellectual Property limiting the Company’s and its Subsidiaries’ use of such Intellectual Property to specified fields of use.
(b)   Except with respect to any Contract that has expired in accordance with its terms, been terminated, restated or replaced, (i) subject to the Bankruptcy and Equity Exception, each Material Contract is valid and binding on the Company and its Subsidiaries to the extent such Person is a party thereto, as applicable, and to the Knowledge of the Company, each other party thereto, and is in full force and effect, except where the failure to be valid, binding or in full force and effect would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) the Company and each of its Subsidiaries, and, to the Knowledge of the Company, any other party thereto, have performed all obligations required to be performed by it under each Material Contract, except where such nonperformance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (iii) neither the Company nor any of its Subsidiaries have received written notice of the existence of any breach or default on the part of the Company or any of its Subsidiaries under any Material Contract, except where such breach or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (iv) to the Knowledge of the Company, the counterparty under such Material Contract is not in breach or default thereof, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(c)   As of the date hereof, the Company has made available to Parent true, correct and complete copies of the Material Contracts.
SECTION 3.18.   Government Contracts.
(a)   Section 3.18(a) of the Company Disclosure Letter sets forth a correct and complete list, as of the date hereof, of the Company’s material Government Contracts. Each Government Contract listed in Section 3.18(a) of the Company Disclosure Letter is, as of the date of this Agreement, in full force and effect and constitutes a legal, valid, and binding agreement, enforceable in accordance with its terms, subject to the Bankruptcy and Equity Exception. The Company has made available to Parent true, correct and complete copies of the Government Contracts listed on Section 3.18(a) of the Company Disclosure Letter (including all material contract modifications) as of the date of this Agreement. All task orders, purchase orders, and delivery orders awarded to the Company were done so in accordance with the contract and do not materially change any terms and conditions of those contracts.
(b)   With respect to each Government Submission to which the Company is a party, since January 1, 2019 and as of the date of this Agreement: (i) the Company has complied with all material terms and conditions of such Government Submissions; (ii) all representations and certifications executed or provided with respect to such Government Submissions were accurate and truthful in all material respects as of their effective date and the Company is not aware of any evidence that such
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representations and certifications are not still current, accurate, and complete in all material respects; (iii) the Company has complied with all such submissions in all material respects; (iv) to the Knowledge of the Company, the Company has not had access to confidential or non-public information, provided any services, prepared any materials or engaged in any other conduct, in each case, that would reasonably be expected to create an Organizational Conflict of Interest, as set forth in FAR 9.501; and (v) since January 1, 2019 through the date of this Agreement, the Company has not received any written (or, to the Knowledge of the Company, oral) notice of termination for breach, default or convenience, cure notice, show cause notice, stop work order or non-exercise of any option to extend a multi-year contract, and no such notice has been threatened in writing (or, to the Knowledge of the Company, orally).
(c)   As of the date of this Agreement, (i) there are no outstanding material claims, disputes, or requests for equitable adjustment against the Company arising under or relating to any Government Submission; (ii) there are no outstanding material claims, disputes or requests for equitable adjustment between the Company and any Governmental Authority that are subject to the Contract Disputes Act, 41 U.S.C. §§ 7101-7109; (iii) there are, to the Knowledge of the Company, no material disputes between the Company and any prime contractor, subcontractor or vendors arising under or relating to any such Government Submission; and (iv) no Government Contract is or has been the subject of any bid protest proceeding since January 1, 2019.
(d)   Since January 1, 2019 through the date of this Agreement, to the Knowledge of the Company, no material costs incurred by the Company have been formally disallowed, withheld (other than the hold-backs pursuant to contracts in the ordinary course of business) or setoff by a Governmental Authority or prime contractor or higher-tier subcontractor, and no Governmental Authority or any prime contractor or higher-tier subcontractor has, to the Knowledge of the Company, attempted to formally disallow, withhold, setoff or raised any basis for disallowance of material costs claimed by or amounts otherwise due or payable to the Company under any Government Contract.
(e)   Neither the Company nor any of its present officers, employees, nor, to the Knowledge of the Company, government subcontractors, agents or consultants are as of the date of this Agreement, or since January 1, 2019 have been, suspended or debarred from doing business with a Governmental Authority, proposed for suspension or debarment, or are (or during such period were) the subject of a finding of non-responsibility or ineligibility for contracting with any Governmental Authority.
(f)   Since January 1, 2019 through the date of this Agreement, the Company has not received: (i) any written (nor, to the Knowledge of the Company, oral) notice of exclusion, ineligibility or disqualification from award of a contract since January 1, 2019, nor to the Knowledge of the Company, do any circumstances exist that would warrant the institution of debarment, suspension, or exclusion proceedings or any finding of non-responsibility, ineligibility or disqualification with respect to the Company in the future; or (ii) any material adverse past performance evaluations, reports, or ratings (including, but not limited to, any weaknesses or deficiencies noted in any Contractor Performance Assessment Reports (“CPARS”) or any ratings less than “Satisfactory” in any CPARS) by the U.S. government or, to the Knowledge of the Company, any facts that would reasonably be expected to result in any material adverse past performance evaluation, report, or rating by the U.S. government with regard to any Government Contract (but excluding any routine audit or inspection that the Company may receive in the ordinary course from the U.S. government).
SECTION 3.19.   Aircraft.
(a)   Section 3.19(a) of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of (i) all aircraft operated under the operating certificate of any of the Airline
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Subsidiaries (the “Operated Aircraft”) and (ii) all aircraft owned or leased by the Company or any of its Subsidiaries and operated under the operating certificate of any Person other than the Company or any of its Subsidiaries (the “Leased Aircraft” and, together with the Operated Aircraft, the “Aircraft”), including, for each Aircraft, a description of the type, manufacturer’s model name, manufacturer’s serial number, registration number with the FAA or applicable non-U.S. aviation authority, the manufacture date or age, whether it is owned or leased, the identity of the owner or lessee, and whether the Aircraft is the subject of a security agreement or other financing arrangement and the identity of the financing party.
(b)   As of the date of this Agreement, (i) all Operated Aircraft and, to the Knowledge of the Company, all Leased Aircraft are properly registered on the aircraft registry of the FAA or applicable non-U.S. aviation authority, are in airworthy condition (except for any Aircraft undergoing maintenance or in storage), and have validly issued certificates of airworthiness from the FAA or applicable non-U.S. aviation authority that are in full force and effect (except for the period of time any Aircraft may be out of service and such certificate is suspended in connection therewith), (ii) an aircraft registration certificate has been issued by the FAA for each Operated Aircraft and (iii) each such aircraft registration certificate is current and valid.
(c)   Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, as of the date of this Agreement, all Operated Aircraft are being maintained in all material respects according to applicable FAA regulatory standards and FAA-approved maintenance programs of the Airline Subsidiaries (except for any Operated Aircraft being harvested for parts that will not be returned to service). The Airline Subsidiaries have implemented maintenance schedules with respect to their Operated Aircraft and engines that, if complied with, result in the satisfaction of all requirements under all applicable airworthiness directives of the FAA and Aviation Regulations required to be complied with and which are in accordance with the FAA-approved maintenance program of the Airline Subsidiaries; and the Airline Subsidiaries, as of the date of this Agreement, are in compliance with such maintenance schedules in all material respects (except with respect to Operated Aircraft in storage).
(d)   With respect to each Operated Aircraft owned by any of the Airline Subsidiaries (“Owned Aircraft”), the relevant Airline Subsidiary holds good and marketable title to such Owned Aircraft free and clear of any liens except for any Permitted Encumbrances and any Encumbrances under Aircraft Finance Contracts.
(e)   With respect to Leased Aircraft, (i) each lease identified in Section 3.19(a) of the Company Disclosure Letter is, subject to the Bankruptcy and Equity Exception, in full force and effect, except as would not be material to the Company Group, (ii) to the Knowledge of the Company, no breach or default under such lease has occurred or is continuing, except as would not be material to the Company Group and (iii) to the Knowledge of the Company, no event which with the giving of notice or passing of time or both, would constitute a breach or default under any such lease has occurred, except as would not be material to the Company Group.
SECTION 3.20.   U.S. Citizen; Air Carrier.   Each of the Company and its Airline Subsidiaries is a “citizen of the United States” as defined in 49 U.S.C. § 40102(a)(15) of the Federal Aviation Act and as interpreted by DOT, and each of the Airline Subsidiaries is fully authorized and qualified to operate as an “air carrier” within the meaning of the Federal Aviation Act. Except for the Airline Subsidiaries, none of the Company or its Subsidiaries are air carriers within the meaning of the Federal Aviation Act.
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SECTION 3.21.   Insurance.   Section 3.21 of the Company Disclosure Letter sets forth a true and complete list, as of the date of this Agreement, of all material insurance policies and fidelity bonds and all material self-insurance programs and arrangements relating to the business, equipment, properties, employees, officers or directors, assets and operations of the Company and its Subsidiaries, showing the type of coverage, insurer, effective dates and policy numbers, and with respect to any self-insurance or co-insurance arrangements, the reserves established thereunder (collectively, the “Insurance Policies”). The Company has made available to Parent and Parent’s Representatives true, correct and complete copies of each Insurance Policy. Except as would not, individually or in the aggregate, have a Material Adverse Effect, (a) the Company and its Subsidiaries own or hold policies of insurance with reputable and financial sound insurers, or are self-insured, in such amounts and providing adequate coverage against all risks customarily insured against by companies in similar lines of business as the Company and its Subsidiaries, (b) all of the Insurance Policies are in full force and effect except for any expiration thereof in accordance with the terms thereof, (c) all premiums due and payable thereon have been paid when due and the Company is in compliance in all material respects with the terms and conditions of such Insurance Policies, (d) since January 1, 2019, the Company has not received any written notice regarding any invalidation or cancellation of any Insurance Policy that has not been renewed in the ordinary course without any lapse in coverage, (e) none of the Company or its Subsidiaries are in breach of, and there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default, by any insured under the Insurance Policies and (f) to the Knowledge of the Company, no early termination of any Insurance Policy is or has been threatened. Since January 1, 2019 through the date of this Agreement, (i) there is no claim by the Company or any of its Subsidiaries pending under any Insurance Policy in favor of the Company and its Subsidiaries that has been denied or disputed by the insurer other than denials and disputes in the ordinary course of business, and (ii) with respect to each material Proceeding that has been filed or investigation that has been initiated against the Company, no insurance carrier has disputed, questioned or issued a denial of coverage with respect to any such material Proceeding or investigation, or informed any of the Company of its intent to do so, except in each case would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
SECTION 3.22.   No Rights Agreement; Anti-Takeover Provisions.
(a)   As of the date hereof, the Company is not party to a stockholder rights agreement, “poison pill” or similar anti-takeover agreement or plan.
(b)   Assuming the accuracy of the representations and warranties set forth in Section 4.11 [Ownership of Equity of the Company], the Board of Directors of the Company has taken all necessary actions so that the restrictions on business combinations set forth in Section 203 of the DGCL and any other similar Law are not applicable to this Agreement and no “business combination,” “control share acquisition,” “fair price,” “moratorium” or other anti-takeover Law (each, together with Section 203 of the DGCL, a “Takeover Law”) applies or will apply to the Merger or the other Transactions. To the Knowledge of the Company, no other Takeover Law, anti-takeover, business combination or control share acquisition or similar Law applies to the Merger or the other Transactions.
SECTION 3.23.   Opinion of Financial Advisor.   Morgan Stanley & Co. LLC (“Morgan Stanley”) has delivered to the Board of Directors of the Company (the “Company Board”) its written opinion (or oral opinion to be confirmed in writing), dated as of the date thereof, to the effect that, as of the date of such opinion and subject to the limitations, qualifications and assumptions set forth therein, the Merger Consideration to be received by the holders of shares of Company Common Stock (other than (i) shares of Company Common Stock canceled pursuant to Section 2.01(b) and (ii) Appraisal Shares) is fair from
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a financial point of view to such holders of shares of Company Common Stock. It is agreed and understood that such opinion is for the benefit of the Board of Directors of the Company and may not be relied on by Parent or MergerCo or their Affiliates. A signed, true, correct and complete copy of Morgan Stanley’s opinion will be made available to Parent for informational purposes only (on a non-reliance basis) promptly following receipt by the Company Board (and, in any event, within two (2) Business Days of the date of Agreement).
SECTION 3.24.   Brokers and Other Advisors.   Except for Morgan Stanley, the fees and expenses of which will be paid by the Company, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, in connection with the Merger Transactions based upon arrangements made by or on behalf of the Company. All fees and expenses incurred by the Company or its Subsidiaries in connection with the Transactions regarding Morgan Stanley shall not exceed the amount set forth in or contemplated by Morgan Stanley’s engagement letter with the Company for the Merger Transactions.
SECTION 3.25.   Related Persons Transactions.   Except for compensation or other employment arrangements in the ordinary course of business or as otherwise disclosed in the Company SEC Documents, there are no Contracts or transactions between the Company or its Subsidiaries, on the one hand, and any Associated Party thereof (but not including any wholly-owned Subsidiary of the Company), on the other hand, that would be required to be disclosed pursuant to Item 404 of Regulation S-K (each a, “Company Associated Party Contract”). To the Company’s Knowledge, any such Company Associated Party Contract, as of the time it was entered into and as of the time of any amendment or renewal thereof, contained such terms, provisions and conditions as were at least as favorable to the Company or its Subsidiaries as would have been obtainable by the Company or its Subsidiaries in a similar transaction with an unaffiliated third party. To the Company’s Knowledge, no Associated Party owns, directly or indirectly, on an individual or joint basis, any interest in, or serves as an officer or director or in another similar capacity of, any vendor or other independent contractor of the Company or its Subsidiaries, or any Person which has a Contract with the Company or its Subsidiaries.
SECTION 3.26.   Vendors and Customers.   Section 3.26 of the Company Disclosure Letter sets forth a true and complete list of the 20 largest vendors or service providers (other than financial institutions) of the Company and its Subsidiaries (based on the dollar value of expenditures by the Company Group for the fiscal year 2021) (“Significant Vendors”) and the 20 largest customers of the Company and its Subsidiaries (based on the dollar value of revenues to the Company from the fiscal year 2021) (“Significant Customers”), together with amounts paid by or to such Persons during such period. As of the date of this Agreement, none of the Significant Vendors or Significant Customers has reduced in any material respect or otherwise discontinued, or, to the Knowledge of the Company, threatened in writing to materially reduce or discontinue, supplying goods or services to, or purchasing services from, the Company or its Subsidiaries on terms and conditions substantially similar (including with respect to pricing) as those in effect on the date of this Agreement, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. As of the date of this Agreement, none of the Significant Vendors or Significant Customers has canceled or otherwise terminated, or, to the Knowledge of the Company, threatened in writing, to cancel or otherwise to terminate, its relationship with the Company or its Subsidiaries, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
SECTION 3.27.   Assets.   The Company and its Subsidiaries have good and valid title to, or have a valid leasehold interest in, or a valid right under Contract to use, all of the material tangible personal property reflected in the latest balance sheet of the Company included in the Company SEC Documents prior to
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the date hereof as being owned by the Company or its Subsidiaries or acquired after the date thereof (except tangible personal properties sold or otherwise disposed of since the date thereof in the ordinary course of business consistent with past practice and Aircraft), free and clear of all Encumbrances, other than Permitted Encumbrances. The tangible personal property (excluding Aircraft) owned by the Company and its Subsidiaries is in good operating condition and repair for its continued use as it has been used in all material respects, subject to reasonable wear and tear, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
SECTION 3.28.   Solvency.   As of immediately prior to the Effective Time, but without giving effect to the Merger or any other repayment or refinancing of debt contemplated in this Agreement or the Debt Commitment Letter in connection with and contingent upon the Closing, the Company will be Solvent.
SECTION 3.29.   2022 Convertible Notes Hedge Options.   There are no 2022 Convertible Notes Hedge Options outstanding as of the date of this Agreement.
SECTION 3.30.   No Other Parent or MergerCo Representations or Warranties.   In entering into this Agreement, the Company acknowledges that it has relied solely upon its own investigation, review and analysis of Parent and MergerCo and not on any factual representations or opinions of Parent or MergerCo or their respective Representatives (except the representations and warranties contained in Article IV). Except for the representations and warranties made by Parent and MergerCo in Article IV, none of Parent, Merger Co or any other Person on behalf of Parent or MergerCo makes any other express or implied representation or warranty with respect to Parent, MergerCo, their Affiliates or their respective businesses, operations, assets, liabilities, condition (financial or otherwise) or prospects, and the Company acknowledges the foregoing.
ARTICLE IV
Representations and Warranties of Parent and MergerCo
Parent and MergerCo jointly and severally represent and warrant to the Company:
SECTION 4.01.   Organization; Standing.   Parent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and MergerCo is a corporation duly incorporated, validly existing under the laws of the State of Delaware and is in good standing with the Secretary of State of Delaware. Each of Parent and MergerCo has all requisite corporate or limited liability company power and corporate or limited liability company authority necessary to carry on its business as it is now being conducted and is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned or leased by it makes such licensing or qualification necessary, except where the failure to be so licensed, qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect. Parent has made available to the Company complete and correct copies of Parent’s and MergerCo’s certificates of incorporation, bylaws or comparable governing documents, as applicable, each as amended to the date of this Agreement.
SECTION 4.02.   Authority; Noncontravention.
(a)   Each of Parent and MergerCo has all necessary corporate or limited liability company power and corporate or limited liability company authority to execute and deliver this Agreement, to perform
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its obligations hereunder and to consummate the Merger Transactions. The Board of Directors of Parent, at a meeting duly called and held, has adopted resolutions approving the execution, delivery and performance by Parent of this Agreement and the consummation of the Transactions, which resolutions have not been subsequently rescinded, modified or withdrawn. The Board of Directors of MergerCo has adopted resolutions (i) unanimously approving the execution, delivery and performance by MergerCo of this Agreement and the consummation by MergerCo of the Transactions, (ii) declaring that the Merger is advisable and (iii) directing that this Agreement be submitted for consideration at a meeting or by unanimous written consent of MergerCo’s stockholder, which resolutions have not been subsequently rescinded, modified or withdrawn. No vote of holders of capital stock of Parent is necessary to approve this Agreement or the consummation by Parent and MergerCo of the Merger and the other Transactions. Parent, as the sole stockholder of MergerCo, will approve this Agreement and the Transactions immediately following the execution and delivery of this Agreement. Except as expressly set forth in this Section 4.02(a), or would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, no other corporate or limited liability company action on the part of Parent or MergerCo is necessary to authorize the execution, delivery and performance by Parent and MergerCo of this Agreement and the consummation by Parent and MergerCo of the Transactions. This Agreement has been duly executed and delivered by Parent and MergerCo and, assuming due authorization, execution and delivery hereof by the Company, constitutes a legal, valid and binding obligation of each of Parent and MergerCo, enforceable against each of them in accordance with its terms, subject to the Bankruptcy and Equity Exception. Assuming the accuracy of the representations and warranties set forth in Section 4.11 [Ownership of Equity of the Company], as a result of the approval by the Board of Directors of the Company referred to in Section 3.04(b), no takeover Laws apply or will apply to Parent or MergerCo pursuant to this Agreement or the Transactions.
(b)   Neither the execution and delivery of this Agreement by Parent and MergerCo, nor the consummation by Parent or MergerCo of the Transactions, nor performance or compliance by Parent or MergerCo with any of the terms or provisions hereof, will (i) conflict with or violate any provision of the certificate of incorporation, bylaws or other comparable charter or organizational documents of Parent or MergerCo or (ii) assuming that the consents, approvals, filings, licenses, permits, authorizations, declarations, notifications and registrations referred to in Section 4.03 are obtained prior to the Effective Time and the filings referred to in Section 4.03 are made and any waiting periods thereunder have terminated or expired prior to the Effective Time, (x) violate any Law or Judgment applicable to Parent, MergerCo or any of their respective Subsidiaries or (y) violate or constitute a default under any of the terms, conditions or provisions of any Contract to which Parent, MergerCo or any of their respective Subsidiaries are a party or accelerate Parent’s, MergerCo’s or any of their respective Subsidiaries’, if applicable, obligations under any such Contract, except, in the case of clause (ii), as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
SECTION 4.03.   Governmental Approvals.
(a)   Except for (i) compliance with the applicable requirements of the Exchange Act, including the filing with the SEC of the Proxy Statement, (ii) compliance with the rules and regulations of the NASDAQ, (iii) the filing of the Certificate of Merger with the Secretary of State of Delaware pursuant to the DGCL, (iv) filings required under, and compliance with other applicable requirements of the HSR Act or any other Antitrust Laws, (v) compliance with the requirements of Title 49 of the U.S.C. and the Aviation Regulations set forth on Section 3.05(v) of the Company Disclosure Schedule and (vi) compliance with any applicable state securities or blue sky laws, no consent or approval of, or filing, license, permit or authorization, declaration, notification or registration with, any Governmental
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Authority is necessary for the execution and delivery of this Agreement by the Company, the performance by the Parent and MergerCo of its obligations hereunder and the Parent and MergerCo by the Parent and MergerCo of the Transactions, other than such other consents, approvals, filings, licenses, permits or authorizations, declarations, notifications or registrations that, if not obtained, made or given, would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.
(b)   The consummation of the Transactions contemplated by this Agreement will not result in two or more air carriers having international route authorities being under common control or a de facto certificate transfer in violation of 49 U.S.C. § 41105, and Parent will not take any action prior to the Effective Time that would cause the consummation of the Transactions to result in two or more air carriers having international route authorities being under common control or a de facto certificate transfer in violation of 49 U.S.C. § 41105.
SECTION 4.04.   Ownership and Operations of MergerCo.   Parent owns beneficially and of record all of the outstanding shares of MergerCo, free and clear of all Encumbrances. MergerCo was formed solely for the purpose of engaging in the Merger Transactions, has no liabilities or obligations of any nature other than those incident to its formation or pursuant to the Transactions and, prior to the Effective Time, will not have engaged in any other business activities other than those relating to the Transactions or those incident to their formation.
SECTION 4.05.   Financing.
(a)   Parent has delivered to the Company true, complete and correct copies of (i) the Debt Commitment Letter and (ii) the Equity Commitment Letters.
(b)   Parent has also delivered to the Company true, complete and correct copies of any fee letter associated with the Commitment Letters, subject, in the case of each such fee letter, to redaction solely of pricing and other economic terms, fee amounts and the “market flex” provisions that are customarily redacted in transactions of this type, none of which redactions covers terms that could (i) reduce the amount of the Debt Financing below the amount required to satisfy the Financing Uses (after taking into consideration the amount of the Equity Financing and available cash of the Company and its Subsidiaries), (ii) impose any new condition or contingency or otherwise adversely amend, modify or expand any conditions precedent to the Debt Financing or (iii) adversely affect the ability of Parent or MergerCo to enforce its rights against the other parties to the Debt Commitment Letter.
(c)   As of the date of this Agreement, (i) none of the Commitment Letters in the form delivered to the Company have been amended, supplemented or modified, (ii) no such amendment, supplement or modification is contemplated by Parent or, to the Knowledge of Parent, by the other parties thereto (other than to add lenders, lead arrangers, bookrunners, syndication agents or other entities who had not executed the Debt Commitment Letter as of the date of this Agreement or to give effect to any “market flex” provisions in the fee letters referred to in clause (b) above), and (iii) the respective commitments contained in the Commitment Letters have not been withdrawn, terminated or rescinded in any respect and, to the Knowledge of Parent, no such withdrawal, termination or rescission is contemplated. As of the date of this Agreement, except for the fee letters referred to in clause (b) above and customary engagement letters and fee credit letters with respect to the Debt Financing (none of which (x) reduces the amount of the Debt Financing below the amount required to satisfy the Financing Uses (after taking into consideration the amount of the Equity Financing and available cash of the Company and its Subsidiaries), (y) imposes any new condition or contingency or otherwise
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adversely amends, modifies or expands any conditions precedent to the Debt Financing or (z) adversely affects the ability of Parent or MergerCo to enforce its rights against the other parties to the Debt Commitment Letter), there are no side letters or Contracts to which Parent or MergerCo is a party related to the funding or investing, as applicable, of the Financing other than as expressly set forth in the Commitment Letters delivered to the Company on or prior to the date hereof that could (i) reduce the amount of the Debt Financing below the amount required to satisfy the Financing Uses (after taking into consideration the amount of the Equity Financing and available cash of the Company and its Subsidiaries), (ii) impose any new condition or contingency or otherwise adversely amend, modify or expand any conditions precedent to the Debt Financing or (iii) adversely affect the ability of Parent or MergerCo to enforce its rights against the other parties to the Debt Commitment Letter.
(d)   As of the date of this Agreement, Parent has fully paid any and all commitment fees or other fees in connection with the Debt Commitment Letter that are due and payable on or prior to the date hereof pursuant to the terms of the Debt Commitment Letter, and Parent will, directly or indirectly, continue to pay in full any such amounts required to be paid pursuant to the terms relating to the Debt Commitment Letter as and when they become due and payable prior to the Closing Date.
(e)   As of the date of this Agreement, the Commitment Letters are in full force and effect and are the legal, valid, binding and enforceable obligations of Parent and MergerCo, as the case may be, and, to the Knowledge of Parent, each of the other parties thereto, except, in each case, as such enforceability may be limited by the Bankruptcy and Equity Exception. As of the date of this Agreement, there are no conditions precedent or other contingencies related to the funding or investing, as applicable, of the full amount of the Financing required to satisfy the Financing Uses (after taking into consideration the amount of the available cash of the Company and its Subsidiaries) (including pursuant to any “market flex” provisions in any fee letters), other than as expressly set forth in the Commitment Letters. As of the date of this Agreement, no event has occurred which, with or without notice, lapse of time or both, would or would reasonably be expected to (i) constitute a default or breach on the part of Parent or MergerCo or, to the Knowledge of Parent, any other party thereto under any of the Commitment Letters, (ii) constitute a failure to satisfy a condition on the part of Parent or MergerCo under any of the Commitment Letters or (iii) assuming the satisfaction of the conditions to the funding or investing of the Financing on the Closing Date, otherwise result in any portion of the Financing required to satisfy the Financing Uses (after taking into consideration the amount of the available cash of the Company and its Subsidiaries) being unavailable on the Closing Date.
(f)   As of the date of this Agreement, assuming the satisfaction or waiver of conditions to Parent’s and MergerCo’s obligations to consummate the Merger, Parent has no reason to believe that any of the conditions to the Financing contemplated by the Commitment Letters applicable to Parent or MergerCo, as applicable, will not be satisfied or that the full amount of the Financing required to satisfy the Financing Uses (after taking into consideration the available cash of the Company and its Subsidiaries) will not be made available to Parent in full on the Closing Date. Assuming the Financing is funded and/or invested in accordance with the Commitment Letters, as applicable, (after netting out applicable fees, expenses, original issue discount and similar premiums and charges and after giving effect to the maximum amount of flex (including original issue discount flex) provided under the Debt Commitment Letter and any related fee letter), Parent and MergerCo will have on the Closing Date funds sufficient (after taking into consideration the available cash of the Company and its Subsidiaries) to (i) pay the aggregate Merger Consideration and the other payments under Article II, (ii) pay any and all fees and expenses required to be paid at Closing by Parent and MergerCo in connection with the Merger and the Financing, (iii) prepay or repay any outstanding indebtedness of the Company or its Subsidiaries required by this Agreement to be prepaid or repaid and (iv) satisfy all of the other payment
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obligations required to be paid at Closing by Parent and MergerCo hereunder in connection with the Transactions (clauses (i) through (iv), the “Financing Uses”).
(g)   The obligations of Parent and MergerCo to consummate the Transactions on the terms contemplated by this Agreement are not in any way contingent upon or otherwise subject to Parent’s consummation of any financing arrangement, Parent or any of its Affiliates obtaining any financing (including the Financing or any Alternative Financing) or the availability, grant, provision or extension of any financing to Parent or any of its Affiliates (including the Financing or any Alternative Financing).
SECTION 4.06.   Solvency.   Neither Parent nor MergerCo is entering into this Agreement (and none of the Guarantors are entering into their respective Limited Guarantees) with the actual intent to hinder, delay or defraud either present or future creditors of the Company or any of its Subsidiaries. Assuming (a) satisfaction or waiver of the conditions to Parent’s obligation to consummate the Merger, (b) the accuracy of the representations and warranties of the Company set forth in Article III and (c) the solvency of the Company and its Subsidiaries immediately prior to giving effect to the Transactions, including the payment of the aggregate Merger Consideration and the other amounts required to be paid in pursuant to Article II (including all amounts payable in respect of Equity-Based Awards, Company Warrants and 2024 Convertible Notes under this Agreement) and the funding of the Financing pursuant to the Commitment Letters, the Surviving Corporation and its Subsidiaries, on a consolidated basis, will be Solvent as of the Effective Time and immediately after the consummation of the applicable Transactions. For the purposes of this Agreement, the term “Solvent”, when used with respect to any Person, means that, as of any date of determination, (i) the fair value of the assets of such Person and its Subsidiaries on a consolidated basis, at a fair valuation, will exceed the debts and liabilities, direct, subordinated, contingent or otherwise, of such Person and its Subsidiaries on a consolidated basis; (ii) the present fair saleable value of the property of such Person and its Subsidiaries on a consolidated basis will be greater than the amount that will be required to pay the probable liability of such Person and its Subsidiaries on a consolidated basis on their debts and other liabilities, direct, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) such Person and its Subsidiaries on a consolidated basis will be able to pay their debts and liabilities, direct, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) such Person and its Subsidiaries on a consolidated basis will not have unreasonably small capital with which to conduct the businesses in which they are engaged as such businesses are now conducted and are proposed to be conducted following the date of determination.
Other than this Agreement, the Commitment Letters, the Limited Guarantees and the Confidentiality Agreement, there are no Contracts or other arrangements or commitments to enter into Contracts or other arrangements between Parent, MergerCo, the Guarantors or any of their Affiliates, on the one hand, and any member of the Company’s management or Board of Directors or any beneficial owner of shares of Company Common Stock, on the other hand, that relate in any material way to the Company or its Subsidiaries (including those businesses and Subsidiaries following the Closing) or the Transactions (including as to continuing employment or equity roll-over).
SECTION 4.07.   U.S. Citizen; Air Carrier.   Each of Parent and MergerCo is a “citizen of the United States” as defined in 49 U.S.C. § 40102(a)(15) of the Federal Aviation Act and as interpreted by DOT, and neither Parent nor MergerCo is an “air carrier” within the meaning of the Federal Aviation Act.
SECTION 4.08.   Brokers and Other Advisors.   No broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission, in
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connection with the Transactions based upon arrangements made by or on behalf of Parent, MergerCo or any of their respective Subsidiaries, except for Persons, if any, whose fees and expenses will be paid by Parent.
SECTION 4.09.   Information Supplied.   None of the information supplied or to be supplied by or on behalf of Parent or MergerCo for inclusion or incorporation by reference in the Proxy Statement (including any amendments or supplements thereto) will, at the time the Proxy Statement (or any amendment or supplement thereto) is first sent or given to the stockholders of the Company or at the time of the Company Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, Parent and MergerCo make no representation or warranty with respect to statements made or incorporated by reference therein based on information supplied by or on behalf of the Company or any Affiliates thereof for inclusion or incorporation by reference in the Proxy Statement or other required SEC filings.
SECTION 4.10.   Legal Proceedings.   Except as would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect, as of the date of this Agreement, there is no (a) pending or, to the Knowledge of Parent and MergerCo, threatened Action against Parent or MergerCo, or any of their respective Affiliates or (b) Judgment imposed upon or affecting Parent or MergerCo, or any of their respective Affiliates, in each case, by or before any Governmental Authority.
SECTION 4.11.   Ownership of Equity of the Company.   Neither Parent nor MergerCo nor any of their Affiliates, as of the date of the Agreement, own any shares of Company Common Stock or are or have been during the past three years an “interested stockholder” (as defined in Section 203 of the DGCL) of the Company during the three years prior to the date hereof.
SECTION 4.12.   No Other Company Representations or Warranties.   Parent and MergerCo each acknowledge that it and its Representatives have received access to certain books and records, facilities, equipment, Contracts and other assets of the Company which it and its Representatives have desired or requested to review, and that it and its Representatives have had opportunity to meet with the management of the Company and to discuss the business and assets of the Company. Except for the representations and warranties made by the Company in Article III (or in any certificate or other agreement provided pursuant to this Agreement or in any of the Ancillary Documents) or in the case of fraud or willful breach, Parent and MergerCo (each for itself and on behalf of its Affiliates and Representatives) acknowledge that neither the Company nor any of its Subsidiaries, nor any other Person, have made or is making, and each of Parent, MergerCo and their Affiliates and respective Representatives have not relied on and are not relying on, any other express or implied representation or warranty with respect to the Company nor any of its Subsidiaries or their respective businesses, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects, or any estimates, projections, forecasts and other forward-looking information or business and strategic plan information regarding the Company and its Subsidiaries, notwithstanding the delivery or disclosure to Parent, MergerCo or any of their Affiliates or respective Representatives of any documentation, forecasts or other information (in any form or through any medium) with respect to any one or more of the foregoing or any oral, written, video, electronic or other information developed by Parent, MergerCo or any of their Affiliates or respective Representatives, Parent and MergerCo hereby acknowledge (each for itself and on behalf of its Affiliates and Representatives) that they have conducted, to their satisfaction, their own independent investigation of the business, operations, assets and financial condition of the Company and its Subsidiaries and, in making their determination to proceed with the Transactions, each of Parent, MergerCo and their respective Affiliates and Representatives have relied on the results of their own independent investigation.
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SECTION 4.13.   Non-Reliance on Company Estimates, Projections, Forecasts, Forward-Looking Statements and Business Plans.   In connection with the due diligence investigation of the Company by Parent and MergerCo and their respective Affiliates and Representatives, the negotiations of this Agreement or the course of the Transactions, Parent, MergerCo and their respective Affiliates and Representatives have received and may continue to receive from the Company certain estimates, projections, forecasts and other forward-looking information, as well as certain business and strategic plan information, regarding the Company and its Subsidiaries and their respective businesses and operations. Parent and MergerCo hereby acknowledge (each for itself and on behalf of its Affiliates and Representatives) that there are uncertainties inherent in attempting to make such estimates, projections, forecasts and other forward-looking statements, as well as in such business and strategic plans, with which Parent and MergerCo are familiar, that Parent and MergerCo (each for itself and on behalf of its Affiliates and Representatives) are taking full responsibility for making their own evaluation of the adequacy and accuracy of all estimates, projections, forecasts and other forward-looking information, as well as such business plans, so furnished to them (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, forward-looking information or business plans), and that Parent, MergerCo, their respective Affiliates and Representatives have not relied on such information and will have no claim against the Company or any of its Subsidiaries, or any of their respective Representatives, with respect thereto or, except for the representations and warranties expressly set forth in Article III (or in any certificate or other agreement provided pursuant to this Agreement or in any of the Ancillary Documents), any rights hereunder with respect thereto.
ARTICLE V
Additional Covenants and Agreements
SECTION 5.01.   Conduct of Business.
(a)   Except (x) as required by applicable Law, Judgment or a Governmental Authority, (y) as expressly contemplated or required by this Agreement or (z) as set forth in Section 5.01 of the Company Disclosure Letter, during the period from the date of this Agreement until the Effective Time (or such earlier date on which this Agreement is validly terminated pursuant to Section 7.01), unless Parent otherwise consents in writing (such consent not to be unreasonably withheld, delayed or conditioned), the Company shall, and shall cause each of its Subsidiaries to, (i) use commercially reasonable efforts to act and carry on the business of the Company Group in the ordinary course and (ii) use commercially reasonable efforts to (A) preserve the Company Group’s current business organizations intact and preserve in all material respects its present and future relationships with customers, suppliers, joint venture partners, lenders, Governmental Authorities and other Persons with which the Company Group has business relations or regulator relations, in each case, consistent with past practice, (B) keep available the services of its directors, officers and key employees, (C) maintain the assets and properties of the Company Group in good working order and condition, ordinary wear and tear excepted and (D) maintain in effect all of its material Permits.
(b)   Except as (x) required by applicable Law, Judgment or a Governmental Authority, (y) as expressly contemplated or required by this Agreement or (z) as set forth in Section 5.01 of the Company Disclosure Letter, during the period from the date of this Agreement until the Effective Time (or such earlier date on which this Agreement is validly terminated pursuant to Section 7.01), unless Parent otherwise consents in advance in writing, (such consent not to be unreasonably withheld, delayed or conditioned), the Company shall not, and shall cause its Subsidiaries not to, and (solely in the case of clauses (i), (ii), (iii), (iv), (v) and (xxxii) with respect to the foregoing) shall not permit any of the 50-50 Joint Venture Entities to:
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(i)   issue, sell, grant, transfer, dispose of, pledge or encumber, or authorize the issuance, sale, grant, transfer, disposition, pledge or encumbrance of, any shares of the capital stock of any member of the Company Group or other equity or voting interests, or any securities convertible into, or exchangeable or exercisable for, any shares of its capital stock or other equity or voting interests (including any rights, warrants or options to purchase any shares of its capital stock or other equity or voting interests) of any member of the Company Group and with respect to any Other JV Interests, sell, transfer, dispose of, pledge or encumber such Other JV Interests; provided that (x) the Company may issue shares of Company Common Stock (A) upon the exercise of Company RSUs or Company PSUs that are outstanding on the date of this Agreement in accordance with, and subject to the terms of, their terms in effect on the date of this Agreement (or granted following the date of this Agreement to the extent permitted by this Section 5.01(b)), (B) as required by any Company Plans in effect on the date of this Agreement, (C) pursuant to grants to new hires, or in connection with any promotion or retention, in the ordinary course of business consistent with past practice, (D) in connection with conversion of 2024 Convertible Notes pursuant to the 2024 Convertible Notes Indenture (including in accordance with Section 5.15) or (E) in connection with the issuance of Company Common Stock upon the exercise of the Company Warrants, (y) the Company or its Subsidiaries may sell, transfer, dispose of, pledge or encumber the Other JV Interests in the event, and solely to the extent, such action is expressly required by the Joint Venture Agreement or organizational document of the applicable Other Joint Venture Entity and (z) a wholly-owned Subsidiary the Company may issue or transfer such Subsidiary’s capital stock to the Company or another wholly-owned Subsidiary of the Company;
(ii)   redeem, purchase or otherwise acquire, or offer to redeem, repurchase or otherwise acquire, any shares of the capital stock or other equity or voting interests of a member of the Company Group, or any securities convertible into, or exchangeable or exercisable for, any shares of its capital stock or other equity or voting interests (including any rights, warrants or options to purchase any shares of its capital stock or other equity or voting interests of a member of the Company Group) (other than pursuant to (A) the forfeiture of, or withholding of Taxes with respect to, Equity-Based Awards or (B) the settlement of the Convertible Notes Hedge Options);
(iii)   other than dividends and distributions by a direct or indirect wholly-owned Subsidiary of the Company to its parent, establish a record date for, declare, set aside for payment or pay any dividend on, or make any other distribution (whether in cash, securities or other property) in respect of, any shares of its capital stock or other equity or voting interests;
(iv)   split, reverse split, combine, consolidate, subdivide, reclassify, adjust or recapitalize any shares of its capital stock or other equity or voting interests, or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock or other equity or voting securities, except for any such transaction by a wholly-owned Subsidiary of the Company which remains a wholly-owned Subsidiary after consummation of such transaction;
(v)   adopt a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than the Merger), except for the liquidation or dissolution of any dormant Subsidiary;
(vi)   incur, create, assume, issue, sell, syndicate or refinance any Indebtedness or guarantee, endorse or otherwise become liable for (whether directly, contingently or otherwise) the Indebtedness of any Person, except for (A) intercompany Indebtedness among the Company and
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its wholly-owned Subsidiaries in the ordinary course of business, (B) borrowings under the Credit Facility in the ordinary course of business consistent with past practice in an aggregate amount not to exceed $1,000,000, (C) Indebtedness incurred in connection with the renewal, extension or refinancing of any Indebtedness or revolving facility or line of credit existing on the date of this Agreement (including the Credit Facility) or permitted to be incurred, assumed or otherwise entered into hereunder, in each case, as set forth in Section 5.01(b)(vi)(C) of the Company Disclosure Letter, (D) Indebtedness incurred for, or pre-delivery deposits with respect to, (i) the financing, purchase or lease of aircraft or aircraft parts or equipment (including engines), in each case, as set forth in Section 5.01(vi)(D) of the Company Disclosure Letter, or (ii) the purchase or lease of aircraft or aircraft parts or equipment (including engines) in accordance with Section 5.01(b)(xiv) and Section 5.01(b)(xv) and (E) additional Indebtedness (other than Indebtedness for borrowed money or Indebtedness of the type contemplated by clause (D) of this Section 5.01(b)(vi)) incurred in the ordinary course of business consistent with past practice after the date of this Agreement in an aggregate principal amount outstanding at any time not to exceed $10,000,000; provided that, any Indebtedness incurred pursuant to clause (C), (D) or (E) of this Section 5.01(b)(vi) (including any Contract entered into in connection therewith) shall not (1) include any change of control or similar provision that would result in a default, event of default or mandatory prepayment event or would give rights (including termination rights) to the other party or parties thereto in connection with the consummation of the transactions contemplated by this Agreement or any future change of control, (2) include any restriction on (x) the merger or consolidation of the Company into or with any other Person or (y) the sale, lease or transfer of all or substantially all of the assets or property of the Company to another Person, other than customary requirements with respect to the assumption of liability by the successor entity, (3) include any restriction on (x) the incurrence, issuance, assumption or guarantee of any Indebtedness by (i) the Company or the Airline Subsidiaries or (ii) any other Subsidiary of the Company other than, in the case of this clause (ii), an aircraft-owning special purpose entity (which may not be the Company or the Airline Subsidiaries), or (y) the granting, creation or assumption of any Encumbrance on the assets or property of (i) the Company or the Airline Subsidiaries or (ii) any other Subsidiary other than, in the case of Indebtedness of the type contemplated by clause (D) of this Section 5.01(b)(vi), a restriction on any Encumbrances over Specified Collateral that secures such Indebtedness (which restriction shall not apply to any assets or property securing any other Indebtedness of the Company or its Subsidiaries), (4) be secured by any assets other than, in the case of Indebtedness of the type contemplated by clause (D) of this Section 5.01(b)(vi), the relevant aircraft or aircraft parts or equipment (including engines), in each case that is purchased or leased with the proceeds of such Indebtedness, or any related assets or lease, or the equity in aircraft-owning special purpose entities (which may not be the Company or the Airline Subsidiaries) (provided that (i) no such Indebtedness shall contain cross-collateralization provisions to any other indebtedness and (ii) no such security shall be provided by the Company or any Airline Subsidiary) (any such assets, the “Specified Collateral”), (5) include any guarantors other than the Company (which guarantee by the Company shall be provided on an unsecured basis) or (6) include any restriction on the payment, directly or indirectly, of any dividend or distribution by the Company to any present or future holders of Company Common Stock, Company preferred stock or any other equity interest in the Company;
(vii)   (x) repay, prepay, purchase, redeem, retire, cancel or otherwise terminate or (y) accelerate payment with respect to or under (A) any Indebtedness of the Company or its Subsidiaries (other than, in the case of the foregoing clause (x), Subject Indebtedness or Indebtedness scheduled to mature on or prior to the Closing Date), (B) any leases relating to the Leased Aircraft or (C) any amounts owing as deferred purchase price for property, assets, businesses, securities or services, including all seller notes and “earn-out” payments prior to the time when the Company or its
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Subsidiaries is required to pay such amounts in accordance with the terms of such Indebtedness, aircraft leases or purchase agreements, as applicable;
(viii)   enter into any swap or hedging transaction or other derivative agreements, except for any such transaction or agreement, or renewal, extension or refinancing thereof, entered into in the ordinary course of business consistent with past practice;
(ix)   forgive any loans or make any loans, capital contributions or advances to any Person other than (A) to the Company or any wholly-owned Subsidiary of the Company or (B) capital contributions required by the Joint Venture Agreement or other organizational documents of an Other Joint Venture Entity, as applicable or (C) extensions of credit in the ordinary course of business and advances of expenses to employees in the ordinary course of business;
(x)   sell, lease, license, transfer to any Person, or pledge abandon or otherwise dispose of, in a single transaction or series of related transactions, (1) any aircraft or engines or (2) any of the material properties, assets, businesses or rights of the Company Group (excluding Owned Company Intellectual Property), except (A) transfers, sales or leases among the Company and its wholly-owned Subsidiaries, (B) dispositions of obsolete or surplus assets that are no longer used or useful in the conduct of the business of the Company or any of its Subsidiaries, (C) leases and subleases of real property owned by the Company or its Subsidiaries, leases or subleases of real property under which the Company or any of its Subsidiaries is a tenant or a subtenant, in each case existing as of the date hereof, and voluntary terminations or surrenders of such leases or subleases in the ordinary course of business, (D) sales or leases in the ordinary course of business, including sales or leases of aircraft or aircraft parts or equipment in the ordinary course of business, (E) sales or leases of properties or assets for consideration not to exceed $10,000,000 individually or $50,000,000 in the aggregate and (F) pledges in connection with the Encumbrances permitted under Section 5.01(b)(xii);
(xi)   transfer, sell, lease, license, subject to an Encumbrance (other than a Permitted Encumbrance), cancel, abandon or allow to lapse or expire any material Owned Company Intellectual Property, except, in each case, in the ordinary course of business;
(xii)   grant any Encumbrance (other than a Permitted Encumbrance) on any of its material assets other than (A) to secure Indebtedness and other obligations permitted under Section 5.01(b)(vi)(C) or (D) (subject to the restrictions set forth in Section 5.01(b)(vi)) or (B) to the Company or to a wholly-owned Subsidiary of the Company;
(xiii)   take, or fail to take, any action that would result in any (i) default, which after notice, the passage of time or both would result in an event of default or (ii) event of default, in each case, (x) under any indebtedness of the Company and its Subsidiaries with a principal amount in excess of $1,000,000 and (y) as the terms “default” and “event of default” are defined in the definitive documentation for such indebtedness (including any similar or analogous terms);
(xiv)   acquire (by merger, consolidation, acquisition of stock or assets or otherwise), or make any investment in, directly or indirectly, the capital stock or a material portion of the assets of any other Person or business, or division thereof, if the aggregate amount of consideration paid or transferred by the Company and its Subsidiaries in connection with all such transactions would exceed $50,000,000 (other than acquisition or leases of aircraft or aircraft parts or equipment in
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the ordinary course of business and in accordance with clauses (B) or (C) of Section 5.01(b)(xv), including through acquisitions of aircraft-owning special purpose entities);
(xv)   make or incur any capital expenditures or other expenditures with respect to flight equipment other than (A) as permitted by Section 5.01(b)(xiv), (B) in connection with the aircraft or engines set forth on Section 5.01(b)(xv) of the Company Disclosure Letter or (C) capital expenditures other than for the acquisition of aircraft or engines (“Maintenance Capex”) (1) in fiscal year 2022 not to exceed 10% in the aggregate of the Maintenance Capex amount set forth in the Company’s plan for capital expenditures previously made available to Parent (“Capex Plan”) or (2) in any fiscal quarter of 2023 not to exceed 10% in the aggregate of the Maintenance Capex amount for such applicable fiscal quarter set forth in the Capex Plan;
(xvi)   except as required pursuant to the terms of any Company Plan or Collective Bargaining Agreement in effect on the date of this Agreement, (1) grant to any director, employee or independent contractor of the Company and its Subsidiaries any increase in compensation or benefits that is material to such individual, (2) grant to any director, employee or independent contractor of the Company and its Subsidiaries any increase in severance, retention, change in control or termination pay, compensation or benefits, (3) establish, adopt, enter into, materially amend, terminate or increase the coverage or benefits available under any material Collective Bargaining Agreement or material Company Plan (or other compensation or benefit agreement, plan, program, policy or arrangement that would be a material Company Plan if in effect on the date of this Agreement), (4) enter into any employment, severance, consulting or similar agreement to which the Company and its Subsidiaries is a party (other than such agreements with employees outside of the United States containing standard terms for the applicable jurisdiction), (5) grant any equity, equity-based or long-term cash-based awards of the Company and its Subsidiaries to any director, employee or independent contractor of the Company and its Subsidiaries, (6) take any action to accelerate the vesting or payment, or fund or in any other way secure the payment, of compensation or benefits under any Company Plan or equity award, (7) hire, offer to hire or promote any employee or independent contractor at the level set forth on Section 5.01(b)(xvi) of the Company Disclosure Letter (other than any hiring or promotion to replace a departed employee if such hired or promoted employee receives substantially similar terms of employment as the departed employee), (8) terminate the employment or service of any employee or other service provider of the Company and its Subsidiaries at the level set forth on Section 5.01(b)(xvi) of the Company Disclosure Letter (other than for “cause” (as reasonably determined in good faith by the Company or its applicable Subsidiary) or due to death or disability), (9) institute any general layoff of employees or implement any early retirement plan or announce the planning of any such action or (10) recognize or certify any labor union, labor organization, works council or group of employees of the Company and its Subsidiaries as the bargaining representative for any employees of the Company and its Subsidiaries;
(xvii)   make any material changes in financial accounting methods, principles or practices, except insofar as may be required by GAAP (or any interpretation thereof), a Governmental Authority or the Financial Accounting Standards Board (or any similar organization);
(xviii)   (a) make, change or revoke any Tax election, adopt or change any Tax accounting method or change any Tax accounting period, (b) file any Tax Returns in a manner inconsistent with past practice, except as otherwise required by a change in applicable Law, (c) settle or compromise any suit, claim, action, investigation, proceeding or audit with respect to Taxes or (d) file any amended Tax Return; except in each case to the extent not material to the Company and its Subsidiaries as a whole;
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(xix)   amend or otherwise change (whether by merger, consolidation or otherwise) the (A) Company Charter Documents, (B) the comparable organizational documents of any Subsidiary of the Company or Other Joint Venture Entity, (C) the Amazon Documents (except to reflect the vesting of the Amazon Warrants) or (D) the Treasury Warrant Agreement;
(xx)   subject to the other restrictions set forth in Section 5.01, other than (A) a renewal of a Contract (including any Company Lease) on substantially similar terms for the Company or its Subsidiaries, or (B) the entry into, extension, amendment or renewal of a Contract (x) that is a Material Contract solely by reason of Section 3.17(a)(viii) [Capital Expenditures] in the ordinary course of business (but without limiting, and subject to in all respect to, Section 5.01(b)(xv)) or (y) that is a Material Contract solely by reason of Section 3.17(a)(iii) [Indebtedness], Section 3.17(a)(ix) [Purchases of Aircraft] or Section 3.17(a)(x) [Maintenance or repair Contracts], in each case in this clause (y) in the ordinary course of business, enter into, extend or renew, or otherwise modify, amend, terminate (other than terminations occurring as a result of the expiration of the term thereof) or waive any material rights or obligations under, any Material Contract (or in each case, any Contract that, if entered into prior to the date of Agreement, would be a Material Contract);
(xxi)   grant any material refunds, credits, rebates or allowances to customers other than refunds, credits, rebates or allowances granted in the ordinary course of the business consistent with past practice;
(xxii)   engage in any transaction with, or enter into any Company Associated Party Contract, other than this Agreement and the Merger Transactions;
(xxiii)   adopt or implement any stockholder rights agreement, “poison pill” or similar antitakeover agreement or plan;
(xxiv)   subject to Section 5.08, settle, release, waive or compromise any pending or threatened Action against the Company or any of its Subsidiaries, if such settlement, release, waiver or compromise would require a payment by the Company or its Subsidiaries in excess of $100,000 in any individual case or series of related cases or $250,000 in the aggregate, other than settlements of any pending or threatened Action (A) in which the Company or any of its Subsidiaries is named as a nominal defendant, or (B) reflected or reserved against in the balance sheet (or the notes thereto) of the Company as of the Balance Sheet Date included in the Filed SEC Documents for an amount not in excess of the amount so reflected or reserved (excluding any amount that may be paid under insurance policies or indemnification agreements); provided that any such settlement, release, waiver or compromise does not include any material obligations (other than the payment of money) to be performed by the Company or any of its Subsidiaries following the Closing or the admission of wrongdoing by the Company or any of its Subsidiaries or any of their respective officers or directors; and provided, further, that no settlement of any pending or threatened Action may involve any material injunctive or equitable relief or impose material restrictions on the business activities of the Company and its Subsidiaries, taken as a whole;
(xxv)   take any action that would reasonably be expected to result in an adjustment to the Conversion Rate (as defined in the 2024 Convertible Notes Indenture) applicable to the 2024 Convertible Notes; provided that this Section 5.01(b)(xxv) shall not apply to any adjustment to the Conversion Rate solely as a result of the Merger Transactions in accordance with the terms of the 2024 Convertible Notes Indenture;
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(xxvi)   enter into any new line of business (other than any line of business that is reasonably related to and a reasonably foreseeable extension of any line of business existing as of the date of this Agreement) or terminate any line of business existing as of the date of this Agreement;
(xxvii)   fail to continue, in respect of all Aircraft, all maintenance programs consistent with past practice (either with current service providers or other reputable service providers), including using commercially reasonable efforts to keep all such Aircraft in such condition as may be necessary to enable the Company and the Airline Subsidiaries to operate in the ordinary course of business as of the date of this Agreement;
(xxviii)   cancel, terminate or allow to lapse without a commercially reasonable substitute policy therefor, or amend in any material respect or enter into, any material insurance policy, other than the renewal of an existing insurance policy or a commercially reasonable substitute therefor;
(xxix)   take any action that would cause the Company or any Airline Subsidiary to fail to be, or fail to be owned and controlled by, a “Citizen of the United States” as defined in 49 U.S.C. § 40102(a)(15) of the Federal Aviation Act and as interpreted by DOT;
(xxx)   take any action that would cause any Airline Subsidiary to fail to be an “air carrier” as defined in 49 U.S.C. §40102(a)(2), or fail to hold an operating certificate issued pursuant to 49 U.S.C. §41101-41102 of the Federal Aviation Act and as interpreted by DOT;
(xxxi)   take any action that would (A) cause any direct or indirect Subsidiary of the Company that is consolidated (for financial reporting purposes) as of the date of this Agreement to become an unconsolidated Subsidiary, or to otherwise create any direct or indirect unconsolidated Subsidiary of the Company or (B) cause any direct or indirect Subsidiary of the Company that is unconsolidated (for financial reporting purposes) as of the date of this Agreement to become a consolidated Subsidiary of the Company; or
(xxxii)   commit or agree, in writing or otherwise, to take any of the foregoing actions or adopt any resolutions in support of any of the foregoing actions.
(c)   Notwithstanding anything to the contrary set forth in this Section 5.01, the Company and its Subsidiaries may take such actions as the Company deems in good faith to be necessary in connection with COVID-19 or COVID-19 Measures; provided that, to the extent reasonably practicable, the Company shall consult with Parent prior to taking any such action.
(d)   Nothing contained in this Agreement is intended to give Parent or MergerCo, directly or indirectly, the right to control or direct the Company’s or its Subsidiaries’ operations prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations.
SECTION 5.02.   Solicitation; Change in Recommendation.
(a)   The Company shall and shall cause each of its Subsidiaries to, and shall instruct and use its reasonable best efforts to cause its Representatives retained by it and acting on its behalf to, from the date of this Agreement until the Effective Time or, if earlier, the valid termination of this Agreement in accordance with Article VII, not, directly or indirectly, or announce any public intention to (A) initiate,
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solicit, cause or knowingly encourage (including by way of furnishing non-public information) or otherwise knowingly assist the submission of any inquiries regarding, or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, a Takeover Proposal, (B) engage in, continue, facilitate or otherwise participate in any discussions or negotiations regarding (except to notify any Person of the provisions of this Section 5.02) a Takeover Proposal or any inquiry or proposal that would reasonably be expected to lead to a Takeover Proposal, or furnish to any other Person any information or afford any Person with access to the business, employees, officers, Contracts, properties, assets or books and records of the Company and its Subsidiaries, in each case in connection with, or for the purpose of, encouraging, facilitating or assisting a Takeover Proposal, or where such Person has made or indicated an intention to make, a Takeover Proposal, (C) approve, endorse or recommend a Takeover Proposal, (D) enter into any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement or other similar agreement providing for a Takeover Proposal or any agreement requiring the Company to abandon, terminate or fail to consummate the Merger Transactions, or (E) resolve, endorse, recommend, agree or propose to do any of the foregoing. Notwithstanding the foregoing, nothing in this Section 5.02 or this Agreement shall restrict the Company from disclosing any information to the extent required under that certain Amended and Restated Stockholders Agreement, dated as of March 27, 2019, by and between the Company and Amazon.com, Inc.
(b)   Notwithstanding anything contained in Section 5.02(a) or any other provision of this Agreement to the contrary, if at any time on or after the date of this Agreement and prior to obtaining the Company Stockholder Approval, the Company or any of its Representatives receives a Takeover Proposal, which Takeover Proposal did not result from any breach of this Section 5.02, (i) the Company and its Representatives may contact and engage in discussions with such Person or group of Persons making the Takeover Proposal or its or their Representatives and financing sources to clarify the terms and conditions thereof or to request that any Takeover Proposal made orally be made in writing or to notify such Person or group of Persons or its or their Representatives and financing sources of the provisions of this Section 5.02 and (ii) if the Board of Directors of the Company or any duly authorized committee thereof determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Takeover Proposal constitutes or would reasonably be expected to result in a Superior Proposal, then the Company and any of its Representatives may (x) enter into an Acceptable Confidentiality Agreement with the Person or group of Persons making such Takeover Proposal and furnish pursuant to an Acceptable Confidentiality Agreement information (including non-public information) with respect to the Company and its Subsidiaries to the Person or group of Persons who has made such Takeover Proposal and its or their respective Representatives and financing sources; provided that the Company shall promptly provide to Parent any material non-public information concerning the Company or any of its Subsidiaries that is provided to any Person given such access which was not previously provided to Parent or its Representatives prior to, or substantially concurrently with the time it is provided to such Person, and (y) engage in or otherwise participate in discussions or negotiations with the Person or group of Persons making such Takeover Proposal and its or their Representatives and financing sources. It is understood and agreed that any contacts, disclosures, discussions or negotiations permitted under this Section 5.02(b), including any public announcement that the Company or the Board of Directors of the Company has made any determination contemplated under this Section 5.02(b) to take or engage in any such actions, shall not constitute an Adverse Recommendation Change.
(c)   Following the date of this Agreement and prior to the Company Stockholder Approval, the Company shall promptly notify Parent in the event that the Company or any of its Subsidiaries or its or their Representatives receive a Takeover Proposal and shall disclose to Parent the material terms and conditions of any such Takeover Proposal and the identity of the Person or group of Persons making
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such Takeover Proposal, and the Company shall, upon the request of Parent, keep Parent reasonably informed of any material developments with respect to any such Takeover Proposal (including any material changes thereto). For the avoidance of doubt, all information provided to Parent pursuant to this Section 5.02(c) will be subject to the terms of the Confidentiality Agreement.
(d)   None of the Board of Directors of the Company or any duly authorized committee thereof shall (i) (A) fail to include the Company Board Recommendation in the Proxy Statement, (B) withdraw or withhold (or modify, amend or qualify in a manner adverse to Parent), or publicly propose to withdraw or withhold (or modify, amend or qualify in a manner adverse to Parent), the Company Board Recommendation, or otherwise make any statement or proposal inconsistent with the Company Board Recommendation, (C) recommend the approval or adoption of, or approve or adopt, or publicly propose to recommend, approve or adopt, any Takeover Proposal (it being understood that the Board of Directors of the Company or any duly authorized committee thereof may, and may cause the Company to, (x) make a customary “stop, look and listen” communication, (y) elect to take no position with respect to a Takeover Proposal until the close of business on the tenth Business Day after the commencement of such Takeover Proposal pursuant to Rule 14e-2 under the Exchange Act and (z) disclose that the Board of Directors of the Company or any duly authorized committee thereof has determined that a Takeover Proposal constitutes a Superior Proposal, that the Board of Directors of the Company or any duly authorized committee thereof intends (subject to compliance with the terms of this Agreement) to make an Adverse Recommendation Change or that the Company intends to terminate this Agreement to enter into a Company Acquisition Agreement and in each case any material facts and circumstances relating thereto), (D) fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against any Takeover Proposal subject to Regulation 14D under the Exchange Act within ten (10) Business Days after commencement of such Takeover Proposal, (E) within five (5) Business Days following a written request by Parent following the date any Takeover Proposal or any material modification thereto is first published or sent, given or communicated to the shareholders of the Company, fail to issue a press release that reaffirms the Company Board Recommendation; provided that Parent may not make any such request on more than one (1) occasion in respect of any Takeover Proposal or any material modification of a Takeover Proposal or (F) publicly propose or agree to any of the foregoing (any action described in this clause (i), other than the actions in the foregoing subclauses (C)(x) through (z), being referred to as an “Adverse Recommendation Change”), or (ii) execute or enter into (or cause or permit the Company or any of its Subsidiaries to execute or enter into) any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement or other similar agreement providing for a Takeover Proposal, other than any Acceptable Confidentiality Agreement (each, a “Company Acquisition Agreement”). Notwithstanding the foregoing or any other provision of this Agreement to the contrary, prior to obtaining the Company Stockholder Approval, but not after, the Board of Directors of the Company or any duly authorized committee thereof may (I) make an Adverse Recommendation Change or (II) cause the Company to enter into a Company Acquisition Agreement with respect to a Takeover Proposal and terminate this Agreement pursuant to Section 7.01(d)(ii), in either case if the Board of Directors of the Company or any duly authorized committee thereof has determined in good faith, after consultation with its financial advisors and outside legal counsel and compliance with this Section 5.02(d) and Section 5.02(e), that (x) in the case of clause (I) where the Adverse Recommendation Change is not made in response to a Takeover Proposal, an Intervening Event has occurred and the Board of Directors of the Company determines in good faith that its failure to effect an Adverse Recommendation Change would reasonably be expected to be inconsistent with its fiduciary duties to the Company’s stockholders under applicable Law and (y) in the case of (A) clause (I), such Adverse Recommendation Change is made in response to a Takeover Proposal or (B) clause (II), such Takeover Proposal constitutes a Superior Proposal and its failure to
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effect an Adverse Recommendation Change would reasonably be expected to be inconsistent with its fiduciary duties to the Company’s stockholders under applicable Law.
(e)   The Board of Directors of the Company or any duly authorized committee thereof shall not, and shall cause the Company not to, make an Adverse Recommendation Change (i) pursuant to clause (I) of Section 5.02(d), unless (A) the Company has given Parent at least four (4) calendar days’ prior written notice (the “Event Notice Period”) of its intention to take such action (which notice itself shall not constitute an Adverse Recommendation Change), and which notice shall specify the basis on which the Company’s Board of Directors intends to effect an Adverse Recommendation Change, the details of the Intervening Event, (B) the Company has negotiated with, and has caused its Representatives to negotiate with, Parent in good faith during the Event Notice Period, to the extent Parent wishes to negotiate, in order to enable Parent to revise the terms of this Agreement so that the failure to make such an Adverse Recommendation Change would no longer reasonably be expected to be inconsistent with the directors’ exercise of their fiduciary duties to the Company’s stockholders under applicable Law and (C) following the Company’s and its Representatives’ negotiation in good faith with Parent during the Event Notice Period and after considering the results of such negotiations and giving effect to any proposals, amendment or modifications made or agreed to by Parent, if any, the Board of Directors of the Company (after consultation with its financial advisors and outside legal counsel) shall have determined in good faith that the failure to make such an Adverse Recommendation Change would no longer be inconsistent with the director’s exercise of their fiduciary duties to the Company’s stockholders under applicable Law (it being understood and agreed that any material changes to the circumstances surrounding the Intervening Event that was previously the subject of a notice hereunder shall require a new notice to Parent as provided above, but with respect to any such subsequent notices the Event Notice Period shall be deemed to be two (2) Business Days rather than four (4) Business Days); or (ii) pursuant to clause (II) of Section 5.02(d), unless (A) the Company has given Parent at least four (4) calendar days’ prior written notice (the “Superior Proposal Notice Period”) of its intention to take such action (which notice itself shall not constitute an Adverse Recommendation Change, and which notice shall specify the basis on which the Company’s Board of Directors intends to effect an Adverse Recommendation Change, the identity of the party making such Superior Proposal and the material terms and conditions thereof), and the Company shall have contemporaneously provided a copy of the relevant proposed definitive transaction agreements with the Person making such Superior Proposal, (B) the Company has negotiated, and has caused its Representatives to negotiate, in good faith with Parent during the Superior Proposal Notice Period, to the extent Parent wishes to negotiate, in order to enable Parent to propose in writing a binding offer to effect revisions to the terms of this Agreement such that it would cause such Superior Proposal to no longer constitute a Superior Proposal, and (C) following the end of such notice period, the Board of Directors of the Company or any duly authorized committee thereof shall have considered in good faith such binding offer, and shall, after consultation with its financial advisors and outside legal counsel, have determined that the Superior Proposal would continue to constitute a Superior Proposal if the revisions proposed in such binding offer were to be given effect (it being understood and agreed that any change to the financial or other material terms of a Takeover Proposal that was previously the subject of a notice hereunder shall require a new notice to Parent as provided above, but with respect to any such subsequent notices the Superior Proposal Notice Period shall be deemed to be two (2) Business Days rather than four (4) Business Days); and provided, further that any purported termination of this Agreement pursuant to this sentence shall be void and of no force and effect unless the termination is in accordance with Section 7.01 and, to the extent required under the terms of this Agreement, the Company pays or causes to be paid to Parent the applicable Company Termination Fee in accordance with Section 7.03 (to the extent due and payable thereunder) prior to or concurrently with such termination so long as the Company has timely requested, and Parent has provided the Company with, wire instructions for such payment.
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(f)   Nothing in this Section 5.02 or elsewhere in this Agreement shall prohibit the Company or the Board of Directors of the Company or any duly authorized committee thereof from (i) taking and disclosing to the stockholders of the Company a position contemplated by Rule 14e-2(a), Rule 14d-9 or Item 1012(a) of Regulation M-A promulgated under the Exchange Act or (ii) making any disclosure to the stockholders of the Company that is required by applicable Law or if the Board of Directors of the Company or any duly authorized committee thereof determines in good faith, after consultation with the Company’s outside legal counsel, that the failure of the Board of Directors of the Company or any duly authorized committee thereof to make such disclosure would reasonably be expected to be inconsistent with the directors’ exercise of their duties to the Company’s stockholders under applicable Law.
(g)   Notwithstanding any Adverse Recommendation Change, unless this Agreement shall have been validly terminated in accordance with Article VII, (x) this Agreement shall be submitted to the stockholders of the Company at the Company Stockholders’ Meeting for the purpose of obtaining the Company Stockholder Approval, and nothing contained herein shall be deemed to relieve the Company of such obligation and (y) neither the Board of Directors of the Company nor any duly authorized committee thereof shall submit to the stockholders of the Company any Takeover Proposal, or, except as permitted herein, propose to do so.
(h)   As used in this Agreement, “Acceptable Confidentiality Agreement” means (x) any confidentiality agreement entered into by the Company from and after the date of this Agreement that contains confidentiality provisions that are not materially less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement, except that such confidentiality agreement (i) need not include explicit or implicit standstill provisions or otherwise restrict the making of or amendment or modification to Takeover Proposals, (ii) shall not prohibit the Company from complying with this Section 5.02 or contain terms that would restrict in any manner the Company’s ability to consummate the Merger Transactions and (iii) shall not include any provision calling for an exclusive right to negotiate with the Company prior to the valid termination of this Agreement, or (y) any confidentiality agreement entered into prior to the date of this Agreement, it being understood that the Company shall be entitled to waive or release any preexisting explicit or implicit standstill provisions or similar agreements with any Person or group of Persons to the extent such standstill provisions would prohibit such Person from making, negotiating or effecting a Takeover Proposal.
(i)   As used in this Agreement, “Takeover Proposal” shall mean any inquiry, proposal or offer from any Person or group (other than Parent and its Subsidiaries) relating to, in a single transaction or series of related transactions, any direct or indirect (i) acquisition or license of 20% or more of the consolidated assets of the Company and its Subsidiaries (based on the fair market value thereof, as determined in good faith by the Board of Directors of the Company or any duly authorized committee thereof) or to which 20% or more of the consolidated revenues or earnings of the Company are attributable, including through the acquisition of one or more Subsidiaries of the Company owning such assets, (ii) acquisition or issuance of securities (whether by merger, consolidation, spin-off, share exchange (including a split-off), business combination or similar transaction involving an acquisition of the Company) representing 20% or more of the voting power of any class of equity or voting securities of the Company (including the Company Common Stock), (iii) tender offer or exchange offer that if consummated would result in any Person or group beneficially owning securities representing 20% or more of the voting power of the then outstanding Company Common Stock or (iv) merger, consolidation, share exchange, business combination, recapitalization, reorganization, liquidation, dissolution or similar transaction involving the Company pursuant to which such Person or group (or the stockholders of any Person) would acquire, directly or indirectly, 20% or more of the consolidated assets of the Company and its Subsidiaries (based on the fair market value thereof, as determined in
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good faith by the Board of Directors of the Company or any duly authorized committee thereof) or to which 20% or more of the consolidated revenues or earnings of the Company are attributable or securities representing 20% or more of the aggregate voting power of the Company’s then outstanding securities or of the surviving entity in a merger, consolidation, share exchange or other business combination involving the Company or the resulting direct or indirect parent of the Company or such surviving entity, in each case, other than the Merger Transactions; provided, however, that this Agreement and the Merger Transactions shall not be deemed a Takeover Proposal.
(j)   As used in this Agreement, “Superior Proposal” shall mean any bona fide written Takeover Proposal made after the date hereof that was not solicited in breach of Section 5.02(a) or Section 5.02(e) that the Board of Directors of the Company or any duly authorized committee thereof has determined in its good faith judgment, after consultation with its financial advisors and outside legal counsel, and after taking into account the certainty and timing of closing and all legal, regulatory, financial, financing and other aspects of such proposal, including the person making such proposal or offer, financing terms, the absence of financing or due diligence conditions, and any other factors as the Board of Directors of the Company considers to be relevant in good faith, (i) would be more favorable to the Company’s stockholders than the Merger Transactions from a financial point of view (including any changes to the terms of the Merger and this Agreement proposed by Parent in accordance with Section 5.02(e)) and (ii) is reasonably capable of being completed (if accepted) in accordance with its terms; provided that for purposes of the definition of “Superior Proposal”, the references to “20%” in the definition of Takeover Proposal shall be deemed to be references to “50%.”
(k)   As used in this Agreement, “Intervening Event” shall mean any material event or development or material change in circumstances with respect to the Company and its Subsidiaries taken as a whole that, (i) irrespective of when such event, development or change occurred, was not known to, or reasonably foreseeable (with respect to magnitude or material consequences) by, the Board of Directors of the Company (or any member thereof) as of, or prior to, the date of this Agreement, and (ii) does not involve or relate to the receipt, existence or terms of any Takeover Proposal (or any proposal or inquiry that constitutes, or is reasonably expected to lead to, a Takeover Proposal); provided that (x) in no event shall any action that is taken by Parent to the extent required by the affirmative covenants set forth in Section 5.03 [Efforts], and the consequences of any such action, constitute an Intervening Event and (y) in no event shall any change in the market price, trading volume or ratings of any securities or Indebtedness of the Company or any of its Subsidiaries constitute an Intervening Event; provided that the underlying causes of any such change may be considered in determining whether an Intervening Event has occurred.
SECTION 5.03.   Efforts.
(a)   Subject to the terms and conditions of this Agreement, each of the parties hereto shall cooperate with the other parties and use (and shall cause their respective controlled Affiliates to use) their respective reasonable best efforts (unless, with respect to any action, another standard of performance is expressly provided for herein) to as promptly as reasonably practicable (i) take, or cause to be taken, all actions, and do, or cause to be done, and assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable to cause the conditions to Closing to be satisfied as promptly as reasonably practicable and to consummate and make effective, in the most expeditious manner reasonably practicable, the Transactions, including preparing and filing promptly and fully all documentation to effect all necessary, proper and advisable filings, notices, petitions, statements, registrations, declarations, submissions of information, applications, reports and other documents, (ii) obtain all approvals, consents, registrations, waivers, permits, authorizations,
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exemptions, clearances, orders and other confirmations from any Governmental Authority or third party necessary, proper or advisable to consummate the Transactions, (iii) execute and deliver any additional instruments necessary to consummate the Transactions and (iv) defend or contest in good faith any Action brought by any Governmental Authority or a third party or any Judgment that could otherwise prevent or impede, interfere with, hinder or delay in any material respect the consummation of the Transactions.
(b)   In furtherance and not in limitation of the foregoing, the Company and Parent shall each use (and shall cause their respective controlled Affiliates to use) its reasonable best efforts to (i) take all action necessary to ensure that no Takeover Law is or becomes applicable to any of the Transactions and refrain from taking any actions that would cause the applicability of such Laws and (ii) if the restrictions of any Takeover Law become applicable to any of the Transactions, take all action necessary to ensure that the Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise lawfully minimize the effect of such Takeover Law on the Transactions.
(c)   Parent and the Company shall jointly, and on an equal basis, (i) control the timing and strategy for obtaining any approvals, consents, registrations, waivers, permits, authorizations, exemptions, clearances, orders and other confirmations from any Aviation Regulators in connection with the Transactions and (ii) coordinate the overall development of the positions to be taken and the regulatory actions to be requested in any filing or submission with an Aviation Regulator in connection with the Transactions and in connection with any investigation or other inquiry or litigation by or before, or any negotiations with, an Aviation Regulator relating to the Transactions and of all other regulatory matters incidental thereto, including any notice filing with the DOT regarding a substantial change in operations, ownership or management under 14 C.F.R. § 204.5; provided that, notwithstanding the foregoing, each party may designate, in its reasonable discretion, any sensitive or confidential materials as “outside counsel only” and provide any such information only to outside counsel (of each other party) and directly to the applicable requesting Governmental Authority. Parent shall solely control the timing and strategy for obtaining any approvals, consents, registrations, waivers, permits, authorizations, exemptions, clearances, orders and other confirmations from any other Governmental Authorities in connection with the Transactions (including, for the avoidance of doubt, any such approvals required by applicable Antitrust Laws) and coordinate the overall development of the positions to be taken and the regulatory actions to be requested in any filing or submission with such other Governmental Authority in connection with the Transactions and in connection with any investigation or other inquiry or litigation by or before, or any negotiations with, any such other Governmental Authority relating to the Transactions and of all other regulatory matters incidental thereto, including the final content of any substantive communications with any applicable Governmental Authority with respect to obtaining approval or expiration of any waiting period under the HSR Act and any applicable Antitrust Laws; provided that Parent shall, in good faith, take into consideration the Company’s views, suggestions and comments regarding nonconfidential strategy, efforts and positions to be taken and regulatory actions requested in any filing or submission with such other Governmental Authority.
(d)   In furtherance and not in limitation of the foregoing, each of the parties hereto agrees to (1) make (and shall cause their respective Affiliates or, if required pursuant to the HSR Act, the Equity Commitment Parties or other Affiliates of the Equity Commitment Parties to make) an appropriate filing of a Notification and Report Form pursuant to the HSR Act with respect to the Transactions as promptly as reasonably practicable following the date of this Agreement, and in any event within ten (10) calendar days following the date hereof, and to supply (and shall cause their respective Affiliates or, if required pursuant to the HSR Act, the Equity Commitment Parties or other Affiliates of
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the Equity Commitment Parties to make) as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act and (2) to promptly take any and all steps necessary to avoid or eliminate each and every impediment and obtain all consents under any Antitrust Laws that may be required by any foreign or U.S. federal, state or local Governmental Authority, in each case with competent jurisdiction, so as to enable the parties hereto to consummate the Transactions. Without limiting the foregoing, Parent shall promptly take (and shall cause its controlled Affiliates to take) all actions necessary to secure the expiration or termination of any applicable waiting period under the HSR Act or any other Antitrust Law and resolve any objections asserted with respect to the Transactions under the Federal Trade Commission Act or any other applicable Law raised by any Governmental Authority, in order to prevent the entry of, or to have vacated, lifted, reversed or overturned, any Restraint that would prevent, prohibit, restrict or delay the consummation of the Transactions, including (i) (A) executing settlements, undertakings, consent decrees, stipulations or other agreements with any Governmental Authority or with any other Person, (B) selling, divesting or otherwise conveying or holding separate particular assets or categories of assets or businesses of Parent, its Subsidiaries, or any controlled Affiliate of the foregoing, (C) agreeing to sell, divest or otherwise convey or hold separate any particular assets or categories of assets or businesses of the Company and its Subsidiaries contemporaneously with or subsequent to the Effective Time, (D) permitting the Company to sell, divest or otherwise convey or hold separate any of the particular assets or categories of assets or businesses of the Company or any of its Subsidiaries prior to the Effective Time, (E) terminating existing relationships, contractual rights or obligations of (x) the Company or its Affiliates or (y) Parent, its Subsidiaries, or any controlled Affiliate of the foregoing, (F) creating any relationship, contractual right or obligation of (x) the Company or its Affiliates or (y) Parent, its Subsidiaries, or any controlled Affiliate of the foregoing or (G) effectuating any other change or restructuring of (x) the Company or its Affiliates or (y) Parent, its Subsidiaries, or any controlled Affiliate of the foregoing (and, in each case, entering into agreements or stipulating to the entry of any Judgment by, or filing appropriate applications with, the Federal Trade Commission (the “FTC”), the Antitrust Division of the Department of Justice (the “DOJ”) or any other Governmental Authority in connection with any of the foregoing and, in the case of actions by or with respect to the Company, by consenting to such action by the Company (including any consents required under this Agreement with respect to such action); provided that any such action may be conditioned upon the Closing) and (ii) defending through litigation any claim asserted in court or administrative or other tribunal by any Person (including any Governmental Authority) in order to avoid the entry of, or to have vacated or terminated, any Restraint that would prevent the Closing prior to the Outside Date then in effect. All such efforts shall be unconditional and shall not be qualified in any manner and no actions taken pursuant to this Section 5.03 shall be considered for purposes of determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur. Parent shall respond to and seek to resolve as promptly as reasonably practicable any objections asserted by any Governmental Authority with respect to the Transactions. Each of the Company, Parent and MergerCo shall not take (and each of Company and Parent shall cause their respective Affiliates not to take) any action with the intention to, or that would, hinder or delay the expiration or termination of any waiting period under the HSR Act or the obtaining of approval of the DOJ or FTC as necessary. Nothing in this Agreement shall require any party to take or agree to take any action with respect to its business or operations unless the effectiveness of such agreement or action is conditioned upon the Closing. Neither Parent nor the Company shall commit (and shall cause their respective Affiliates not to commit) to or agree with any Governmental Authority to stay, toll or extend any applicable waiting period under the HSR Act or any other Antitrust Laws or enter into a timing agreement with any Governmental Authority, without the prior written consent of the other party (such consent not to be unreasonably withheld, delayed or conditioned).
(e)   In furtherance and not in limitation of the foregoing, each of the parties hereto shall use (and shall cause their respective Affiliates and, with respect to clauses (i) through (iv) below, the Equity
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Commitment Parties or other Affiliates of the Equity Commitment Parties (to the extent such Persons are required pursuant to Antitrust Laws or Aviation Regulators or any applicable Law or Governmental Authority to supply information or documentation to, or communicate with, Governmental Authorities in connection with the Transactions) to use) its reasonable best efforts to (i) promptly cooperate in all respects with each other in connection with any necessary, proper or advisable submissions, consents, approvals, filings, petitions, statements, licenses, permits, authorizations, declarations, notifications, registrations, submissions of information, applications, reports, waivers, exemptions, clearances, orders, confirmations and other documents with the FTC, the DOJ, any Aviation Regulators or any other Governmental Authority in connection with the Transactions and in connection with any investigation or other inquiry by or before the FTC, the DOJ, any Aviation Regulator or any other Governmental Authority relating to the Transactions or any proceeding initiated by a private Person, (ii) keep the other parties hereto informed in all material respects and on a reasonably timely basis of any material written or verbal communication received by such party from, or given by such party to, the FTC, the DOJ, any Aviation Regulator or any other Governmental Authority (including by promptly sending the other parties a copy of all documents, information, correspondence or other communications) and of any material written or verbal communication received or given in connection with any proceeding by a private Person, in each case regarding any of the Transactions, (iii) subject to applicable Laws and the Confidentiality Agreement relating to the exchange of information, and to the extent reasonably practicable, promptly consult with the other parties hereto with respect to information relating to the other parties hereto and their respective Subsidiaries, as the case may be, that appears in any filing made with, or written materials submitted to, any third Person or the FTC, the DOJ, any Aviation Regulator or any other Governmental Authority in connection with the Transactions, other than “4(c) documents” as that term is used in the rules and regulations under the HSR Act, (iv) to the extent permitted by the FTC, the DOJ, any Aviation Regulator or such other applicable Governmental Authority or other Person, promptly give the other parties hereto the opportunity to attend and participate in such meetings and conferences (whether in person, by telephone or otherwise), and (v) promptly obtain all consents, registrations, waivers, exemptions, approvals, confirmations, clearances, permits, certificates, orders, and authorizations necessary, proper or advisable to be obtained from, or renewed with, the FTC, the DOJ, any Aviation Regulator and any other Governmental Authority. Prior to submitting any document or any information relating to the Transactions or the parties (whether formally or informally, in draft form or final form) to the FTC, the DOJ, any Aviation Regulator or any other Governmental Authority, a party shall send the other parties such document or information reasonably in advance of such submission, and such document or information shall not be submitted to the FTC, the DOJ, any Aviation Regulator or any other Governmental Authority without the prior written consent of the other parties (such consent not to be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary in this Section 5.03, any party may, as it deems advisable and necessary, reasonably designate any competitively sensitive information and material provided to the other parties under this Section 5.03 as “outside counsel only”. Such materials and the information contained therein shall be given only to the outside legal counsel of the recipient and will not be disclosed by such outside counsel to employees, officers, or directors of the recipient, unless express written permission is obtained in advance from the source of the materials. The parties shall take reasonable efforts to share information protected from disclosure under the attorney-client privilege, work product doctrine, joint defense privilege or any other privilege pursuant to this Section 5.03 so as to preserve any applicable privilege.
(f)   In furtherance and not in limitation of the foregoing, each of the parties shall use (and shall cause their respective Affiliates to use) its reasonable best efforts to, as soon as reasonably practicable after the date of this Agreement, cause the Company to submit to DCSA and, to the extent applicable, any other Governmental Authority a notice of the Transactions (the “Security Notification”). The Company
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will reasonably cooperate with Parent in preparing the Security Notification, and any other submissions to DCSA, and negotiating any arrangement with DCSA as may be necessary for the continuation of all necessary U.S. government facility security clearances. The parties to this Agreement will use their commercially reasonable efforts to submit a change condition package to DCSA in the National Industrial Security System under 32 C.F.R. § 117.8 of the NISPOM as promptly as practicable following the Closing.
(g)   Notwithstanding anything to the contrary in this Section 5.03, in no event shall any (i) Equity Commitment Party that is not an Affiliate of Parent or (ii) any Affiliate of an Equity Commitment Party (other than Parent, MergerCo or their respective Subsidiaries) be obligated to (nor shall Parent or MergerCo be required to cause any such Persons to) take any action or refrain from any action in connection with the Transactions or this Agreement other than the making of filings with or submissions to, the supply of information or documentation to, or communications with, Governmental Authorities in connection with obtaining any consents, approvals or other clearances required to satisfy the condition to Closing set forth in Section 6.01(b), in each case to the extent required pursuant to Antitrust Laws or Aviation Regulators or any other applicable Law or by any Governmental Authority.
SECTION 5.04.   Public Announcements.   Unless and until an Adverse Recommendation Change has occurred, Parent and the Company shall consult (and shall cause their respective Affiliates to consult) with each other before issuing, and give each other the opportunity to review and comment upon, any press release or other public statements with respect to the Transactions, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law, Judgment, court process or the rules and regulations of any national securities exchange or national securities quotation system and except for any matters referred to in Section 5.02. The parties hereto agree that the initial press release to be issued with respect to the Transactions following execution of this Agreement shall be in the form heretofore agreed to by the parties hereto (the “Announcement”). Notwithstanding the foregoing, this Section 5.04 shall not apply to any press release or other public statement made by the Company (a) which is consistent with the Announcement and the terms of this Agreement and does not contain any information relating to the Company that has not been previously announced or made public in accordance with the terms of this Agreement or (b) is made in the ordinary course of business and does not relate specifically to the signing of this Agreement or the Merger Transactions. Notwithstanding the foregoing, Parent, MergerCo and their respective Affiliates may, without consulting the Company, make communications to, and provide ordinary course communications regarding this Agreement and the Transactions, to the Debt Financing Sources Related Parties and existing or prospective general and limited partners, equity holders, members, managers, agents and investors of any Affiliates of such Person, in each case, who are subject to customary confidentiality restrictions.
SECTION 5.05.   Access to Information; Confidentiality.   Subject to applicable Law and any applicable Judgment, between the date of this Agreement and the earlier of the Effective Time and the valid termination of this Agreement pursuant to Section 7.01, upon reasonable notice, the Company shall afford to Parent and Parent’s Representatives reasonable access during normal business hours to the Company’s and its Subsidiaries’ officers, employees, agents, properties, books, Contracts and records (other than any of the foregoing that relate to the negotiation and execution of this Agreement, or, except as expressly provided in Section 5.02, to any Takeover Proposal or any other transactions potentially competing with or alternative to the Merger Transactions or proposals from other parties relating to any competing or alternative transactions or relating to any deliberation of the Board of Directors of the Company or any duly authorized committee thereof regarding any Takeover Proposal or Adverse Recommendation Change) and the Company shall furnish promptly to Parent and Parent’s Representatives such information concerning its and its Subsidiaries’ business, personnel, assets,
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liabilities and properties as Parent may reasonably request (other than any information that the Company determines in its reasonable judgment relates to the negotiation and execution of this Agreement, or, except as expressly provided in Section 5.02, to any Takeover Proposal or any other transactions potentially competing with or alternative to the Merger Transactions or proposals from other parties relating to any competing or alternative transactions or relating to any deliberation of the Board of Directors of the Company or any duly authorized committee thereof regarding any Takeover Proposal or Adverse Recommendation Change), in each case, in connection with the consummation of the transactions contemplated by this Agreement (including for integration planning); provided that Parent and its Representatives shall conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of the Company; provided further, however, that (a) the Company shall not be obligated to provide such access or information if the Company determines, in its reasonable judgment, that doing so could (i) result in the disclosure of trade secrets or competitively sensitive information to third parties, (ii) violate applicable Law, an applicable Judgment or a Contract or obligation of confidentiality owing to a third party, (iii) jeopardize the protection of an attorney-client privilege, attorney work product protection or other legal privilege, or (iv) expose the Company to risk of liability for disclosure of sensitive or personal information; provided that in the case of the foregoing clauses (i) through (iv), the Company shall, and shall cause its Affiliates to, use reasonable best efforts to find a suitable alternative to disclose information in such a way that such disclosure does not cause the disclosure of trade secrets or competitively sensitive information to third parties, loss or waiver of such privilege or violate any confidentiality obligations or Law, as applicable, and (b) any physical access may be limited to the extent the Company determines in good faith that such limitation is necessary in light of COVID-19 or any COVID-19 Measures, including if providing such access would reasonably be expected to jeopardize the health and safety of any employee of the Company or any Subsidiary of the Company. All requests for information made pursuant to this Section 5.05 shall be directed to the executive officer or other Person designated by the Company. Until the Effective Time, all information provided will be subject to the terms of the letter agreement dated as of April 12, 2022, by and among the Company and the Affiliates of the Equity Commitment Parties party thereto (the “Confidentiality Agreement”).
SECTION 5.06.   Indemnification and Insurance.
(a)   For a period of six years from and after the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, to the fullest extent permissible by applicable Law, (i) indemnify and hold harmless each current or former director or officer of the Company or its Subsidiaries and each other Person who at the Effective Time is, or at any time prior to the Effective Time was, indemnified or entitled to be indemnified by the Company or its Subsidiaries pursuant to the Company Charter Documents and the organizational documents of such Subsidiaries as in effect on the date of this Agreement or in any agreement in existence as of the date of this Agreement providing for indemnification or advancement of expenses between the Company or any of its Subsidiaries and such Person (each, an “Indemnitee” and, collectively, the “Indemnitees”) with respect to all claims, liabilities, losses, damages, judgments, fines, penalties, costs (including amounts paid in settlement or compromise) and expenses (including fees and expenses of legal counsel) in connection with any Action (whether civil, criminal, administrative or investigative), whenever asserted, based on or arising out of, in whole or in part, (A) the fact that an Indemnitee is or was a member, director, manager, officer, employee or agent of the Company or such Subsidiary or (B) acts or omissions by an Indemnitee in the Indemnitee’s capacity as a member, director, manager, officer, employee or agent of the Company or such Subsidiary or taken at the request of the Company or such Subsidiary (including in connection with serving at the request of the Company or such Subsidiary as a representative of another Person (including any employee benefit plan)), in each case under clause (A) or (B), at, or at any time prior to, the Effective Time (including any Action relating in whole or in part to the Transactions or relating to the enforcement of this provision or any other indemnification or expense advancement right of any
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Indemnitee) and (ii) assume in the Merger without any further action all obligations of the Company and such Subsidiaries to the Indemnitees in respect of indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time as provided in the Company Charter Documents and the organizational documents of such Subsidiaries as in effect on the date of this Agreement or in any agreement in existence as of the date of this Agreement providing for indemnification or advancement of expenses between the Company or its Subsidiaries and any Indemnitee.
(b)   Without limiting the foregoing, for a period of six years from and after the Effective Time, to the extent permitted by applicable Law, (i) Parent shall cause the certificate of incorporation and bylaws of the Surviving Corporation, and the Surviving Corporation shall cause the organizational documents of its Subsidiaries, to contain provisions no less favorable to the Indemnitees with respect to limitation of liabilities, indemnification and exculpation, in each case, of members, managers, directors and officers than are set forth as of the date of this Agreement in the Company Charter Documents and the organizational documents of such Subsidiaries as in effect on the date of this Agreement and (ii) to the fullest extent the Company would have been permitted by applicable Law, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, without requiring a preliminary determination of entitlement to indemnification, advance any expenses (including fees and expenses of legal counsel) of any Indemnitee under this Section 5.06 (including in connection with enforcing the indemnity and other obligations referred to in this Section 5.06), subject to receipt from the Indemnitee to whom such expenses are advanced of an undertaking to repay such advances if it is ultimately determined in accordance with applicable Law that such Indemnitee is not entitled to indemnification.
(c)   In the event any Action is brought against any Indemnitee and in which indemnification could be sought by such Indemnitee in any threatened or actual litigation, claim or proceeding relating to any acts or omissions covered under this Section 5.06 (each, a “Claim”), (i) the Surviving Corporation shall have the right, but not the obligation, to control the defense thereof after the Effective Time, (ii) none of Parent, the Surviving Corporation or any of its Subsidiaries shall settle, compromise or consent to the entry of any judgment in any such Claim, unless such settlement, compromise or consent relates only to monetary damages or includes an unconditional release of such Indemnitee from all liability arising out of such Claim or such Indemnitee otherwise consents in writing to such settlement, compromise or consent and (iii) each of the Surviving Corporation, its Subsidiaries and the Indemnitees shall cooperate in the defense of any Claim and shall provide access to properties and individuals as reasonably requested and furnish or cause to be furnished records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials or appeals, as may be reasonably requested in connection therewith.
(d)   Prior to the Effective Time, the Company shall purchase and bind a six-year prepaid “tail policy” on terms and conditions providing at least substantially equivalent benefits as the current policies of directors’ and officers’ liability insurance maintained by the Company and its Subsidiaries with respect to matters existing or occurring prior to the Effective Time, covering without limitation the Transactions (the “D&O Tail Policy”), or, if substantially equivalent insurance coverage is unavailable, the best available coverage. The D&O Tail Policy shall provide by its terms that it will survive the Merger for not less than six years for the benefit of the Company, its Subsidiaries, the Company’s and any of its Subsidiary’s past and present directors and/or officers that are insured under the Company’s current directors’ and officers’ liability insurance policy in effect as of the date hereof. The Surviving Corporation shall maintain the D&O Tail Policy in full force and effect and continue to honor the obligations thereunder for a period of six years after the Effective Time or, if such policies are terminated or canceled, obtain (subject to the limitations set forth in the next sentence) an alternative D&O Tail Policy on substantially similar terms as set forth in this Section 5.06(d). Neither the Company
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nor the Surviving Corporation shall be required to pay an annual premium for the D&O Tail Policy in excess of 300% (the “Maximum Amount”) of the last annual premium paid prior to the date of this Agreement (it being understood and agreed that in the event the cost of such D&O Tail Policy exceeds the Maximum Amount, in the aggregate, the Company shall remain obligated to provide, and the Surviving Corporation shall be obligated to obtain as much comparable insurance as possible for an annual premium equal to the Maximum Amount). The Company and Indemnitees may be required to make reasonable application and provide reasonable and customary representations and warranties to applicable insurance carriers for the purpose of obtaining such D&O Tail Policy. Parent shall upon written request furnish a copy of such insurance policy to each beneficiary of such policy.
(e)   The provisions of this Section 5.06 are (i) intended to be for the benefit of, and shall be enforceable by, each Indemnitee, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that any such individual may have under the Company Charter Documents, under the organizational documents of such Subsidiaries as in effect on the date of this Agreement or by contract or otherwise. The obligations of Parent and the Surviving Corporation under this Section 5.06 shall not be terminated or modified in such a manner as to adversely affect the rights of any Indemnitee to whom this Section 5.06 applies unless (x) such termination or modification is required by applicable Law or (y) the affected Indemnitee shall have consented in writing to such termination or modification (it being expressly agreed that the Indemnitees to whom this Section 5.06 applies shall be third-party beneficiaries of this Section 5.06).
(f)   In the event that (i) Parent, the Surviving Corporation or any of their respective successors or assigns (A) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (B) transfers or conveys all or substantially all of its properties and assets to any Person, or (ii) Parent or any of its successors or assigns dissolves the Surviving Corporation, then proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation shall assume all of the obligations thereof set forth in this Section 5.06.
(g)   Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees, it being understood and agreed that the indemnification provided for in this Section 5.06 is not prior to or in substitution for any such claims under such policies.
SECTION 5.07.   Employee Matters.
(a)   For the period beginning at the Effective Time and ending on December 31 of the year following the year in which the Effective Time occurs (such period, the “Comparability Period”), Parent shall, and shall cause the Surviving Corporation and its Subsidiaries to, provide to each Person who is an employee of the Company or any of its Subsidiaries immediately prior to the Effective Time (each, a “Continuing Employee”) (i) a base salary or wage rate and target bonus (excluding retention or change in control and equity or equity-based compensation opportunities) that are no less favorable, in each case, than those in effect immediately prior to the Effective Time, (ii) severance benefits that are no less favorable than those that would have been provided to such Continuing Employee under the applicable severance benefit plans, programs, policies, agreements and arrangements as in effect immediately prior to the Effective Time (after giving effect to any provisions relating to a “change in control”, “change of control” or other term of similar import), subject to execution by the Continuing Employee of a general release of claims consistent with the Company’s standard form, and
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(iii) employee benefit plans and arrangements (including retirement and welfare benefits but excluding any severance benefits, retiree welfare benefits and defined benefit pension plans) that are substantially comparable in the aggregate to those provided to such Continuing Employee immediately prior to the Effective Time. Following the Effective Time, Parent shall establish an equity incentive plan for the benefit of some or all Continuing Employees with applicable terms and values to be determined by Parent in its sole discretion.
(b)   Without limiting the generality of Section 5.07(a), from and after the Effective Time, Parent shall, or shall cause the Surviving Corporation and their respective Subsidiaries to, honor in accordance with their terms all the Company Plans as in effect at the Effective Time, subject to any amendment or termination thereof that may be permitted by such Company Plans in effect at such time, and continue to be bound by the terms of each Collective Bargaining Agreement in effect as of immediately prior to the Effective Time, subject to the provisions of the Railway Labor Act. Without limiting the generality of the foregoing, Parent shall, or shall cause the Surviving Corporation to, assume, honor and continue during the Comparability Period or, if later, until all obligations thereunder have been satisfied, the Dietrich Agreement and the Benefit Programs, in each case, as defined in the Company Disclosure Letter and as in effect at the Effective Time, including with respect to any payments, benefits or rights arising as a result of the Transactions (either alone or in combination with any other event). Parent and the Company hereby acknowledge that the consummation of the Transactions constitutes a “change in control”, “change of control” or other term of similar import for purposes of any Company Plan that contains a definition of “change in control”, “change of control” or other term of similar import, as applicable.
(c)   With respect to all employee benefit plans of Parent, the Surviving Corporation and their respective Subsidiaries in which Continuing Employees are eligible to participate from and after the Effective Time, including any “employee benefit plan” (as defined in Section 3(3) of ERISA) (including any vacation, paid time off and severance plans, but excluding any plans providing for defined benefit pension or retiree welfare benefits), for purposes of determining eligibility to participate, level of benefits (solely for purposes of vacation, paid time off and severance plans), vesting and benefit accruals, Parent shall, or will cause the Surviving Corporation and their respective Subsidiaries to, recognize each Continuing Employee’s service with the Company or its Subsidiaries (as well as service with any predecessor employer of the Company or any such Subsidiary, to the extent service with the predecessor employer was recognized by the Company or such Subsidiary) as service with Parent, the Surviving Corporation or any of their respective Subsidiaries; provided, however, that such service need not be recognized to the extent that such recognition would result in any duplication of benefits for the same period of service.
(d)   Without limiting the generality of Section 5.07(a), Parent shall, or shall cause the Surviving Corporation and its Subsidiaries to, use commercially reasonable efforts to cause insurance carriers to waive, or cause to be waived, any pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods under any welfare benefit plan maintained by Parent, the Surviving Corporation or any of their respective Subsidiaries in which Continuing Employees (and their eligible dependents) will be eligible to participate from and after the Effective Time, except to the extent that such pre-existing condition limitations, exclusions, actively-at-work requirements and waiting periods would not have been satisfied or waived under the comparable Company Plan immediately prior to the Effective Time. Parent shall, or shall cause the Surviving Corporation and its Subsidiaries to, use commercially reasonable efforts to cause to be recognized the dollar amount of all co-payments, deductibles and similar expenses incurred by each Continuing Employee (and his or her eligible dependents) during the calendar year in which the Effective Time occurs for purposes of satisfying
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such year’s deductible and co-payment limitations under the relevant welfare benefit plans in which they will be eligible to participate from and after the Effective Time.
(e)   For each Continuing Employee who is eligible to receive an annual bonus, Parent shall, and shall cause the Surviving Corporation and its Subsidiaries to, pay such Continuing Employee a bonus payment in accordance with Section 5.07(e) of the Company Disclosure Letter.
(f)   The provisions of this Section 5.07 are solely for the benefit of the parties to this Agreement, and no provision of this Section 5.07 is intended to, or shall constitute the establishment or adoption of, or an amendment to, any employee benefit plan for purposes of ERISA or otherwise and, except as otherwise explicitly provided for in this Agreement, no current or former employee or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of this Agreement or have the right to enforce the provisions hereof.
SECTION 5.08.   Notification of Certain Matters; Stockholder Litigation.
(a)   The Company shall promptly notify Parent of any Action brought by stockholders of the Company or other Persons against the Company or any of its directors, officers or its or its Subsidiaries’ Representatives arising out of or relating to this Agreement or the Transactions (the “Transaction Litigation”), and shall keep Parent reasonably informed with respect to the status thereof. Without limiting the preceding sentence, the Company shall give Parent the opportunity to participate in the defense and settlement of any Transaction Litigation against the Company or the Company’s directors relating to this Agreement or the Transactions (including by allowing for advanced review and comment on all filings or responses to be made in connection therewith), and the Company will in good faith give consideration to Parent’s advice with respect to such Transaction Litigation. The Company shall not settle any Transaction Litigation without Parent’s prior written consent (such consent not to be unreasonably withheld, delayed or conditioned).
(b)   Prior to the Effective Time, Parent shall give prompt (and in any event, within two (2) Business Days) notice to the Company, and the Company shall give prompt (and in any event, within two (2) Business Days) notice to Parent, of any fact, event or circumstance that (i) has had or would reasonably be expected to result in any Material Adverse Effect or Parent Material Adverse Effect, as applicable, or (ii) is reasonably likely to result in the failure of any of conditions set forth in Article VI to be satisfied; provided that no such notification (or failure to provide such notification) shall (1) affect any of the representations, warranties, covenants, rights or remedies, or the conditions to the obligations of, the parties hereunder, (2) cure any breach of, or noncompliance with, any other provision of this Agreement or (3) limit the remedies available to the party receiving such notice.
SECTION 5.09.   MergerCo Activities.   From the date of this Agreement until the earlier of the Effective Time and the valid termination of this Agreement in accordance with Article VII, MergerCo shall not engage in any activity of any nature except for activities contemplated by, related to or in furtherance of the Transactions (including enforcement of its rights under this Agreement) or as provided in or contemplated by this Agreement.
SECTION 5.10.   Parent Vote.
(a)   Parent shall vote or cause to be voted any shares of Company Common Stock beneficially owned by it or any of its Affiliates, or with respect to which it or any of its Affiliates has the power (by agreement, proxy or otherwise) to cause to be voted, in favor of the approval of this Agreement at any
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meeting of stockholders of the Company at which this Agreement shall be submitted for approval and at all adjournments or postponements thereof.
(b)   Immediately following the execution and delivery of this Agreement, Parent, in its capacity as the sole stockholder of MergerCo, will execute and deliver to MergerCo and the Company a written consent adopting this Agreement in accordance with the DGCL.
SECTION 5.11.   Other Investors.   Except as would not reasonably be expected to have a Parent Material Adverse Effect, prior to the Effective Time, without the prior written consent of the Company, Parent shall not permit or agree to permit any Person to obtain any equity interests (or rights to obtain any equity interests) in Parent, MergerCo or any Person of which MergerCo is a direct or indirect Subsidiary.
SECTION 5.12.   Stock Exchange De-listing.   Parent and the Company shall cooperate and use their respective reasonable best efforts to take, or cause to be taken, and do or cause to be done all things reasonably necessary, proper or advisable under applicable Law and the rules and policies of NASDAQ to enable the delisting by the Surviving Corporation of the shares of Company Common Stock from NASDAQ and the deregistration of the Company Common Stock under the Exchange Act as promptly as practicable after the Effective Time.
SECTION 5.13.   Preparation of the Proxy Statement; Stockholders’ Meeting.
(a)   As promptly as reasonably practicable (and in no event not more than 65 days) after the execution of this Agreement and subject to applicable Law, the Company shall prepare the Proxy Statement in preliminary form and file it with the SEC. Subject to Section 5.02, the Company shall include the Company Board Recommendation in the Proxy Statement. Parent shall provide to the Company all information concerning Parent, MergerCo and their respective Affiliates as may be reasonably requested by the Company in connection with the Proxy Statement and shall otherwise assist and cooperate with the Company in the preparation of the Proxy Statement and the resolution of any comments thereto received from the SEC as may be reasonably requested by the Company from time to time. The Company shall provide Parent and its counsel reasonable opportunity to review and comment on the Proxy Statement (or any amendment or supplement thereto) prior to the filing thereof with the SEC and shall consider in good faith any reasonable comments or revisions made by Parent and its counsel thereon. If the Company determines that it is required to file any document other than the Proxy Statement with the SEC in connection with the Merger pursuant to applicable Law (such document, as amended or supplemented, an “Other Required Company Filing”), then the Company shall notify Parent, and promptly prepare and file such Other Required Company Filing with the SEC. The Company shall cause the Proxy Statement and any Other Required Company Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and NASDAQ. The Company shall provide Parent and its counsel reasonable opportunity to review and comment on any Other Required Company Filing (or any amendment or supplement thereto) prior to the filing thereof with the SEC and shall consider in good faith any reasonable comments or revisions made by Parent and its counsel thereon. If Parent, MergerCo or any of their respective Affiliates are required to file any document with the SEC in connection with the Merger or the Company Stockholders’ Meeting pursuant to applicable Law (an “Other Required Parent Filing”), then Parent shall promptly notify the Company, and Parent and MergerCo shall, and shall cause their respective Affiliates to, promptly prepare and file such Other Required Parent Filing with the SEC. Parent and MergerCo shall cause, and shall cause their respective Affiliates to cause, any Other Required Parent Filing to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC. Parent and MergerCo shall, and shall cause their
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Affiliates to, provide the Company and its counsel reasonable opportunity to review and comment on any Other Required Parent Filing (or any amendment or supplement thereto) prior to the filing thereof with the SEC, and shall consider in good faith any reasonable comments or revisions made by the Company and its counsel thereon.
(b)   If at any time prior to the Company Stockholders’ Meeting, any information relating to the Company, Parent, MergerCo or any of their respective Affiliates should be discovered by the Company, on the one hand, or Parent or MergerCo, on the other hand, that should (in the good faith judgment of the Company, on the one hand, or Parent or MergerCo, on the other hand) be set forth in an amendment or supplement to the Proxy Statement, any Other Required Company Filing or any Other Required Parent Filing, as the case may be, so that such filing would not include any misstatement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, then the party hereto that discovers such information will promptly notify the other, and the Company, Parent or MergerCo, as applicable, shall correct such information provided by it for use in the Proxy Statement, Other Required Company Filing or any Other Required Parent Filing, as applicable, and as promptly as reasonably practicable, prepare and file an appropriate amendment or supplement to such filing describing such information with the SEC and, to the extent required by applicable Law or the SEC or its staff, disseminated to the stockholders of the Company. The Company shall notify Parent promptly upon the receipt of any comments from the SEC and of any request by the SEC for amendments or supplements to the Proxy Statement and shall supply Parent with copies of all written correspondence between the Company or any of its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Proxy Statement. The Company shall use its reasonable best efforts to respond as promptly as reasonably practicable to any comments received from the SEC concerning the Proxy Statement and to resolve such comments with the SEC, and shall use its reasonable best efforts to cause the Proxy Statement to be disseminated to the holders of the Company Common Stock as promptly as reasonably practicable after the resolution of any such comments. Prior to the filing of the Proxy Statement (or any amendment or supplement thereto) or any dissemination thereof to the holders of the Company Common Stock, or responding to any comments from the SEC with respect thereto, the Company shall provide Parent and its counsel with a reasonable opportunity to review and comment on and to propose revisions to such document or response, which the Company shall consider in good faith.
(c)   Subject to applicable Law and Judgments, the Company will cause the Proxy Statement to be disseminated to the holders of the Company Common Stock as promptly as reasonably practicable (and in any event within five (5) Business Days) following the filing thereof with the SEC and confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement, which confirmation will be deemed to occur if the SEC has not notified the Company prior to the end of the 10th calendar day after filing the preliminary Proxy Statement that the SEC will or will not be reviewing the Proxy Statement.
(d)   Notwithstanding any Adverse Recommendation Change but subject to Section 5.13(a)-(c) and applicable Law and to the extent not prohibited by any Judgment, the Company shall take all necessary actions in accordance with applicable Law, the Company Charter Documents and the rules of NASDAQ to establish a record date for, duly call, give notice of, convene and hold a meeting of its stockholders (including any adjournment, recess or postponement thereof, the “Company Stockholders’ Meeting”) for the purpose of obtaining the Company Stockholder Approval as promptly as practicable following receipt of confirmation from the SEC that it will not review, or that it has completed its review of, the Proxy Statement (which confirmation will be deemed to occur if the SEC has not affirmatively notified the Company prior to the end of the 10th calendar day after filing the
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preliminary Proxy Statement that the SEC will or will not be reviewing the Proxy Statement). The record date for the Company Stockholders’ Meeting shall be selected after reasonable consultation with Parent and the meeting date shall be no later than 50 days after the dissemination of the Proxy Statement to the holders of the Company Common Stock in accordance with Section 5.13(c) (or if such day is not a Business Day, the next succeeding Business Day). Once established, the Company shall not change the record date or the meeting date for the Company Stockholders’ Meeting without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed) or as expressly required by applicable Law or Judgments. Notwithstanding anything to the contrary contained in this Agreement, the Company may, after consultation with Parent, adjourn, recess or postpone the Company Stockholders’ Meeting (i) if any information relating to the Company, Parent or any of their respective Affiliates, officers or directors has been discovered by the Company or Parent, and the Company’s Board of Directors has determined in good faith after consultation with, and taking into account the advice of, its outside legal counsel that such information is required under applicable Law to be set forth in an amendment or supplement to the Proxy Statement, such that the Proxy Statement shall not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, at the time and in light of the circumstances in which they were made, not false or misleading, to allow reasonable additional time to correct such information and file an appropriate amendment or supplement describing such information with the SEC and for the filing or mailing of any supplement or amendment to the Proxy Statement and for such supplement or amendment to be disseminated and reviewed by the stockholders of the Company in advance of the Company Stockholders’ Meeting, (ii) to the extent the Company’s Board of Directors has determined in good faith after consultation with, and taking into account the advice of, its outside legal counsel, that it is required to postpone or adjourn the Company Stockholders’ Meeting by applicable Law, Judgment or a request from the SEC or its staff, (iii) if as of the time for which the Company Stockholders’ Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of the Company Stockholders’ Meeting or (iv) to solicit additional proxies for the purpose of obtaining the Company Stockholder Approval (including at the request of Parent in connection with the foregoing); provided that, without the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), the Company Stockholders’ Meeting will not be postponed or adjourned (x) by more than 10 days or (y) with respect to the foregoing clause (C), by more than 30 days after the date on which the Company Stockholders’ Meeting was (or was required to be) originally scheduled.
(e)   The Company shall solicit from the holders of Company Common Stock proxies in favor of the adoption of this Agreement in accordance with the DGCL and, unless the Board of Directors of the Company has effected an Adverse Recommendation Change in accordance with Section 5.02, the Company shall use its reasonable best efforts to secure the Company Stockholder Approval at the Company Stockholders’ Meeting. Unless this Agreement is earlier validly terminated pursuant to Article VII, the Company shall take all action required under the DGCL, the Company Charter Documents and the applicable requirements of the NASDAQ necessary to establish a record date for, duly call, give notice of, convene and hold the Company Stockholders’ Meeting for the purpose of voting upon the adoption of this Agreement in accordance with the DGCL, whether or not the Board of Directors of the Company at any time subsequent to the date of the Agreement shall have effected an Adverse Recommendation Change or otherwise shall have determined that this Agreement is no longer advisable.
(f)   Nothing in this Section 5.13 shall be deemed to prevent the Company or the Board of Directors of the Company or any duly authorized committee thereof from taking any action they are permitted or
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required to take under, and in compliance with, Section 5.02 or applicable Law (but, for the avoidance of doubt, subject to Section 5.02(g)).
SECTION 5.14.   Financing.
(a)   Prior to the Closing Date, the Company and its Subsidiaries shall use their reasonable best efforts to provide, and shall cause their Representatives to use reasonable best efforts to provide, to Parent and MergerCo, in each case at Parent’s sole expense, all cooperation reasonably requested by Parent to assist Parent in causing the conditions in the Debt Commitment Letter to be satisfied or as is otherwise reasonably requested by Parent or the Debt Financing Sources in connection with the financings contemplated by the Debt Commitment Letter (including any offering or private placement of debt securities pursuant to Rule 144A under the Securities Act), including using reasonable best efforts to:
(i)   as promptly as reasonably practicable (A) furnish Parent with the Required Financial Information and other information regarding the Company and its Subsidiaries as may be reasonably requested by Parent to the extent such information is customarily included in marketing materials or offering documents for financings similar to the financings contemplated by the Debt Commitment Letter and (B) inform Parent if the chief executive officer, chief financial officer, treasurer, controller or comparable officer of the Company or any member of the audit committee of the Board of Directors of the Company shall have knowledge of any facts as a result of which a restatement of any financial statements (or portion thereof) comprising a portion of the Required Financial Information is reasonably likely or under consideration in order for such financial statements (or portion thereof) to comply with GAAP;
(ii)   reasonably cooperate with the due diligence of any Debt Financing Source, including by taking reasonable actions necessary to permit the Debt Financing Sources to evaluate the Company’s and its Subsidiaries’ current assets, cash management and accounting systems and equipment (including aircraft and engines) for the purpose of establishing collateral arrangements and assisting with other collateral audits and collateral appraisals;
(iii)   assist in preparation for and participate in marketing efforts for the Debt Financing (including a reasonable number of meetings and calls (that are requested in advance with or by the parties acting as lead arrangers or agents for, and prospective lenders and purchasers of, the Debt Financing)), presentations, roadshows, due diligence sessions (including accounting due diligence sessions), drafting sessions and sessions with rating agencies, in each case, upon reasonable advance notice from, and as reasonably requested by, Parent and at reasonable times and locations (which may be virtual) to be mutually agreed, and assisting Parent in obtaining ratings in connection with the Debt Financing;
(iv)   assist Parent, MergerCo and the Debt Financing Sources with the timely preparation of (A) materials for rating agency presentations and (B) bank information memoranda, lender presentations, investor presentations, offering documents, prospectuses, rating agency presentations and similar documents customary or reasonably required for use in connection with the Debt Financing, including reviewing and commenting on Parent’s draft of a business description to be included in marketing materials or offering documents;
(v)   request and facilitate its independent auditors to (A) provide, consistent with customary practice, (x) reasonable assistance to Parent, including in connection with Parent’s preparation of
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pro forma financial statements and information, and (y) customary auditors consents (including consents of accountants for use of their reports in any material relating to the Debt Financing) and reports and customary comfort letters (including “negative assurance” comfort and change period comfort) with respect to financial information relating to the Company and its Subsidiaries included in any offering memorandum used in connection with the Debt Financing and (B) attend accounting due diligence sessions and drafting sessions;
(vi)   execute and deliver as of (but not prior to) the Closing any guarantee, pledge and security documents, mortgages, supplemental indentures, currency or interest rate hedging arrangements, other definitive financing documents, or other certificates or documents as may be reasonably requested by Parent or the Debt Financing Sources, certificates of the chief financial officer (or other executive officer) of the Company with respect to solvency matters in the form set forth as an exhibit to the Debt Commitment Letter and otherwise reasonably facilitate the pledging of collateral and the granting of security interests in respect of the Debt Financing (including the delivery of all original stock certificates and related powers, any original promissory notes and related powers, or other certificates intended to constitute collateral as contemplated by the Debt Commitment Letter) (it being understood that such documents will not take effect prior to the Effective Time);
(vii)   provide customary authorization letters to the Debt Financing Sources authorizing the distribution of information to prospective lenders or investors, subject to customary confidentiality provisions (which may include customary “click through” confidentiality arrangements or other confidentiality arrangements customary for syndication and arrangement procedures), and containing a customary representation to the Debt Financing Sources as contemplated by the Debt Commitment Letter, including that the public side versions of such documents do not include material non-public information about the Company or its Subsidiaries or their securities and as to the accuracy of the information contained in the disclosure and marketing materials related to the Debt Financing;
(viii)   promptly and in any event at least four (4) Business Days prior to the Closing Date, provide Parent and Debt Financing Sources with all documentation and other information about the Company Group that is required in connection with Debt Financing under applicable “know your customer” and anti-money laundering rules and regulations including the USA PATRIOT Act and a beneficial ownership certificate for any entity that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation (31 C.F.R. § 1010.230), in each case to the extent requested in writing at least nine (9) days in advance of the Closing; and
(ix)   reasonably assist Parent with the preparation of pro forma financial information and pro forma financial statements to the extent required by SEC rules and regulations or customary or reasonably requested by Parent or the Debt Financing Sources to be included in any marketing materials or offering documents or of the type required by the Debt Commitment Letter; provided that, for the avoidance of doubt, the Company and its Subsidiaries will not be required to actually (i) prepare any such pro forma financial statements, (ii) prepare projections or other forward-looking information covering any period after the Closing or (iii) provide any information relating to (I) the proposed aggregate amount of debt and equity financing, together with assumed interest rates, dividends (if any) and/or any fees and expenses relating to the incurrence of such debt or equity financing, (II) any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other pro forma adjustments desired to be incorporated into any information used in
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connection with the Debt Financing or (III) any financial information related to Parent or any of its Subsidiaries or any adjustments that are not directly related to the acquisition of the Company by Parent.
(b)   The Company and its Subsidiaries hereby consent to the use of its and its Subsidiaries’ logos in connection with the Debt Financing; provided that such logos are used solely in a manner that is not intended to, nor reasonably likely to, harm or disparage the Company or the Company’s Subsidiaries.
(c)   Notwithstanding anything in this Section 5.14 to the contrary, nothing in Section 5.14(a) shall require any such cooperation or assistance to the extent that it could result in the Company or any of its Subsidiaries being required to:
(i)   pledge any assets as collateral that is not contingent upon the Closing or that would be effective prior to the Effective Time;
(ii)   agree to pay any fee, bear any cost or expense, incur any other liability or give any indemnities to any third party or otherwise commit to take any similar action in connection with the Debt Financing prior to the Closing, in each case, that has not been or will not be reimbursed or indemnified by Parent or MergerCo to the extent required pursuant to Section 5.14(e);
(iii)   take any actions to the extent such actions would (A) unreasonably interfere with the ongoing business or operations of the Company or any of its Subsidiaries, (B) subject any director, manager, officer or employee of the Company or any of its Affiliates to any actual or potential personal liability with respect to matters related to the Debt Financing, (C) conflict with, or result in any violation or breach of, or default (with or without notice, or lapse of time or both) under, the organizational documents of the Company or any of its Subsidiaries, any applicable Law or Judgment or any material Contract to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or assets is bound, (D) require any such entity to change any fiscal period or (E) cause (x) any closing condition set forth in Article VI of this Agreement to fail to be satisfied or (y) any other breach of this Agreement;
(iv)   waive or amend any terms of this Agreement;
(v)   commit to take any action under any certificate, document or instrument or enter into any definitive agreement that is not contingent upon the Closing (other than representation letters and authorization letters referred to above and documentation referred to in clause (a)(viii) above);
(vi)   provide access to or disclose information that the Company determines, in its reasonable judgment, would jeopardize any attorney-client privilege of, or conflict with any confidentiality requirements owing to a third party applicable to, the Company or its Affiliates; provided that the Company shall, and shall cause its Affiliates to, use reasonable best efforts to find a suitable alternative to disclose information in such a way that such disclosure does not cause loss or waiver of such privilege or violate any such confidentiality obligations as applicable;
(vii)   cause any director, manager or equivalent, or any officer or employee of the Company or any its Subsidiaries to pass resolutions to approve the Debt Financing or authorize the creation of any agreements, documents or actions in connection therewith, or to execute or deliver any certificate in connection with the Debt Financing (other than any director, manager or equivalent, or officer or employee of the Company or any its Subsidiaries who will continue in such a position
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following the Closing and the passing of such resolutions), in each case, that are not contingent on the Closing or would be effective prior to the Closing (other than representation letters and authorization letters referred to above and documentation referred to in clause (a)(viii) above); or
(viii)   deliver any legal opinion.
(d)   The Company and its Subsidiaries will use its reasonable best efforts to periodically update any Required Financial Information provided to Parent and the Debt Financing Sources as may be necessary so that such Required Financial Information (i) is Compliant and (ii) meets the applicable requirements set forth in the definition of “Required Financial Information.” For the avoidance of doubt, Parent may, to most effectively access the financing markets, request the cooperation of the Company and its Subsidiaries under this Section 5.14 at any time, and from time to time and on multiple occasions, between the date of this Agreement and the Closing Date; provided that, for the avoidance of doubt, the Marketing Period shall not be applicable to each attempt to access the market. The Company agrees to (i) file all reports on Form 10-K and Form 10-Q and, to the extent required to include financial information pursuant to Item 9.01 thereof, Form 8-K (provided that the Company shall not be deemed to be in breach of this clause (i) if such forms are filed within the time periods required under Rule 12b-25 under the Exchange Act) and (ii) use reasonable best efforts to file all other Forms 8-K, in each case, required to be filed with the SEC pursuant to the Exchange Act prior to the Closing Date in accordance with the time periods required by the Exchange Act. In addition, if, in connection with any marketing materials, offering documents or disclosure related to the Debt Financing, Parent reasonably requests the Company to file a Current Report on Form 8-K pursuant to the Exchange Act that contains material non-public information with respect to the Company and its Subsidiaries or their respective securities, which information Parent reasonably determines is necessary or desirable (after consultation with the Company and if the Company does not reasonably object) to include in a customary offering memorandum or other customary marketing materials for the Debt Financing, then, upon the Company’s review and reasonable satisfaction with such filing, the Company shall file such Current Report on Form 8-K.
(e)   Parent shall promptly, upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Company or any of its Subsidiaries and their respective Representatives in connection with the Financing, including the cooperation of the Company and its Subsidiaries and Representatives contemplated by this Section 5.14, and shall indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives from and against any and all losses, damages, claims, costs or expenses suffered or incurred by any of them in connection with their cooperation in the arrangement of the Financing and the provision of any information used in connection therewith (other than information provided by the Company or its Subsidiaries), in each case, other than to the extent any of the foregoing was suffered or incurred as a result of the bad faith, gross negligence or willful misconduct of, or material breach of this Agreement by, the Company, its Subsidiaries or their Representatives.
(f)   Parent acknowledges and agrees that the obligations of Parent to consummate the Transactions on the terms contemplated by this Agreement are not in any way contingent upon or otherwise subject to Parent’s consummation of any financing arrangement, Parent or any of its Affiliates obtaining any financing (including the Financing or any Alternative Financing) or the availability, grant, provision or extension of any financing to Parent or any of its Affiliates (including the Financing or any Alternative Financing).
(g)   Each of Parent and MergerCo shall use, and shall cause its Affiliates to use, reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary,
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proper or advisable to consummate and obtain the Financing in an amount required to satisfy the Financing Uses (after taking into account any available cash of the Company and its Subsidiaries) on the terms and subject only to the conditions (including the “market flex” provisions) set forth in the Commitment Letters (or on terms, other than with respect to conditionality, not materially less favorable to Parent than the terms and conditions (including “market flex” provisions) set forth in the Commitment Letters), including using reasonable best efforts to: (i) maintain in effect and comply with the Commitment Letters; (ii) negotiate and enter into definitive agreements with respect to the Debt Financing on the terms and subject only to the conditions (including the “market flex” provisions) set forth in the Debt Commitment Letter (or on terms, other than with respect to conditionality, not materially less favorable to Parent or MergerCo than the terms and conditions (including “market flex” provisions) set forth in the Debt Commitment Letter); (iii) satisfy (and cause its Affiliates to satisfy) on a timely basis all conditions to the funding or investing of the Financing required to satisfy the Financing Uses applicable to Parent and its Affiliates in the Commitment Letters and the definitive agreements related thereto that are within their control that are to be satisfied by Parent or MergerCo; (iv) consummate the Financing in an amount required to satisfy the Financing Uses (after taking into account any available cash of the Company and its Subsidiaries) at or prior to the Closing Date, including, in the event that all conditions contained in the Commitment Letters or the definitive financing documents applicable to the funding or investing of the Financing required to satisfy the Financing Uses (except those that, by their nature, are to be satisfied at the Closing) have been satisfied or waived, using its (and causing its Affiliates to use) reasonable best efforts to cause the lenders and the other Persons committing to fund the Financing to fund the Financing at the Closing; and (v) enforce its rights under the Commitment Letters and the definitive agreements relating to the Financing. Parent and MergerCo shall not, without the prior written consent of the Company, agree to or permit any termination of or amendment or modification to be made to, or grant any waiver of any provision under, the Commitment Letters if such termination, amendment, modification or waiver would (A) reduce the aggregate amount of the Financing below the amount necessary to satisfy the Financing Uses (after taking into account any available cash of the Company and its Subsidiaries) (including by increasing the amount of fees to be paid or original issue discount), (B) impose new or additional conditions precedent to the availability of the Financing or otherwise adversely expand, amend or modify any of the conditions to the Financing, or otherwise expand, amend or modify any other provision of the Commitment Letters in a manner that would reasonably be expected to delay or prevent the funding of the Financing in an amount required to satisfy the Financing Uses (after taking into account any available cash of the Company and its Subsidiaries) on the Closing Date or (C) adversely impact the ability of Parent or MergerCo, as applicable, to enforce its rights against other parties to the Commitment Letters; provided that Parent may amend the Debt Commitment Letter to add lenders, lead arrangers, bookrunners, syndication agents or other entities who had not executed the Debt Commitment Letter as of the date of this Agreement. Parent shall promptly deliver to the Company copies of any amendment, modification or waiver to or under any Commitment Letter (which may be redacted in a manner consistent with the redactions permitted by Section 4.05(b)). Parent and MergerCo will fully pay, or cause to be paid, all commitment and other fees under or arising pursuant to the Debt Commitment Letter that are due and payable prior to the effective date as and when they become due and payable.
(h)   Upon the reasonable request of the Company, Parent shall keep the Company informed on a current basis and in reasonable detail of the status of its efforts to arrange the Debt Financing and provide to the Company copies (including drafts) of the material definitive documents for the Debt Financing. Parent shall give the Company prompt notice of, and keep the Company informed on a current basis and in reasonable detail of (i) any breach, default, termination or repudiation by any party to any of the Commitment Letters or definitive documents related to the Financing of which Parent or MergerCo becomes aware; (ii) the receipt of any written notice or other written
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communication from any financing source with respect to any (A) actual or potential breach, default, termination or repudiation by any party to any of the Commitment Letters or any definitive document related to the Financing of any provisions of the Commitment Letters or any definitive document related to the Financing or (B) material dispute or disagreement between or among any parties to any of the Commitment Letters or any definitive document related to the Financing, in each case, that would reasonably be expected to prevent or materially delay the funding of the Financing in an amount required to satisfy the Financing Uses (after taking into account any available cash of the Company and its Subsidiaries) on the Closing Date; and (iii) the occurrence of an event or development that could reasonably be expected to adversely impact the ability of Parent or MergerCo to obtain all or any portion of the Financing in an amount required to satisfy the Financing Uses (after taking into account any available cash of the Company and its Subsidiaries). As soon as reasonably practicable, but in any event within two (2) Business Days of the date the Company delivers to Parent a written request, Parent and MergerCo shall provide any information reasonably requested by the Company relating to any circumstance referred to in the immediately preceding sentence. If any portion of the Debt Financing in an amount required to satisfy the Financing Uses (after taking into account any available Equity Financing) becomes unavailable or Parent becomes aware of any event or circumstance that would reasonably be expected to make any portion of the Debt Financing in an amount required to satisfy the Financing Uses (after taking into account any available Equity Financing) unavailable, in each case, on the terms and conditions (including any applicable “market flex” provisions) contemplated by the Debt Commitment Letter, each of Parent and MergerCo shall use its reasonable best efforts to arrange and obtain in replacement thereof, and negotiate and enter into definitive agreements with respect to, alternative financing from alternative sources (such financing, the “Alternative Financing”) (i) in an amount sufficient to satisfy the Financing Uses (after taking into consideration the portion of the Debt Financing that is and remains available and the amount of the Equity Financing and available cash of the Company and its Subsidiaries), (ii) with terms and conditions (including “market flex” provisions) not less favorable to Parent and MergerCo (or their respective Affiliates) than the terms and conditions (including the “market flex” provisions) set forth in the Debt Commitment Letter and (iii) which would not reasonably be expected to delay or prevent or make less likely to occur the funding of the Financing (or the satisfaction of the conditions to the Financing) on the Closing Date, as promptly as reasonably practicable following the occurrence of such event (but not later than the date Parent or MergerCo are required to consummate the Closing in accordance with this Agreement); provided that the failure to obtain Alternative Financing shall not relieve Parent or MergerCo of any obligation hereunder. Parent shall deliver to the Company true, complete and correct copies of the new executed commitment letter that provided for such Alternative Financing (which may be redacted in a manner consistent with the redactions permitted by Section 4.05(b)). For purposes of this Agreement (other than with respect to representation in this Agreement made by Parent or MergerCo as of the date of this Agreement), references to (x) the “Financing” and “Debt Financing” shall include any such Alternative Financing and (y) the “Debt Commitment Letter” and “Commitment Letters” shall include such documents with respect to any such Alternative Financing.
(i)   Notwithstanding anything to the contrary contained in this Agreement, nothing contained in this Section 5.14 will require, and in no event will the reasonable best efforts of Parent or MergerCo be deemed or construed to require, either Parent or MergerCo to (i) seek the Equity Financing from any source other than a counterparty to, or in any amount in excess of that contemplated by, the Equity Commitment Letter or (ii) pay any fees in excess of those contemplated by the Equity Commitment Letter or the Debt Commitment Letter.
SECTION 5.15.    Indenture; Convertible Notes Hedge Options and Warrants.
(a)   The Parent or MergerCo will be permitted, at their option, to commence and conduct, in accordance with the terms of the 2024 Convertible Notes Indenture, one or more offers to purchase
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and (if it so elects) to conduct a consent solicitation with respect to the outstanding 2024 Convertible Notes (any such offer to purchase, together with any such consent solicitation, a “Debt Offer”). If the Parent or MergerCo elect to conduct a Debt Offer, Parent shall provide the Company with drafts of the necessary offer to purchase, letter of transmittal, supplemental indenture or other related documents in connection with the Debt Offer (collectively, the “Debt Offer Documents”) a reasonable period of time in advance of commencing the applicable Debt Offer to allow the Company and its counsel to review and comment on the related Debt Offer Documents, and Parent shall give reasonable and good faith consideration to any comments made by the Company and its counsel. Parent will reasonably consult with the Company regarding the timing and commencement of any Debt Offer and any relevant tender or consent deadlines. The closing (or, if applicable, effectiveness) of any Debt Offer shall be expressly conditioned on the consummation of the Merger (which condition shall not be waivable by Parent and/or MergerCo) and the acceptance for purchase of the 2024 Convertible Notes by Parent or MergerCo, as applicable, of all validly tendered and not validly withdrawn by the holders thereof in such Debt Offer. The Company shall reasonably cooperate with Parent and MergerCo to cause any such Debt Offer to close concurrently with the consummation of the Merger. If the Parent and/or MergerCo elect to conduct a Debt Offer, (i) the Debt Offer shall be conducted in compliance with the 2024 Convertible Notes Indenture and applicable Law, including all SEC rules and regulations, and (ii) the Company shall, and shall cause its Subsidiaries and shall use its reasonable best efforts to cause their respective Representatives to, provide all cooperation reasonably requested by Parent in connection with any Debt Offer, at the sole expense of Parent. For the avoidance of doubt, (i) the consummation of a Debt Offer shall not be a condition to Closing and (ii) neither the Company nor any of its directors, officers, employees or affiliates shall be obligated to make any recommendation with respect to any Debt Offer.
(b)   Subject to the receipt of any requisite consents as part of any Debt Offer including a consent solicitation, the Company shall execute a supplemental indenture to the 2024 Convertible Notes Indenture in accordance with the 2024 Convertible Notes Indenture, amending the terms and provisions of the 2024 Convertible Notes Indenture as described in the Debt Offer Documents as reasonably requested by Parent or MergerCo, which supplemental indenture shall become operative no earlier than the consummation of such Debt Offer, and shall use reasonable best efforts to cause the trustee under the 2024 Convertible Notes Indenture to enter into such supplemental indenture prior to or substantially simultaneously with the Closing; provided, however, that in no event shall the Company or any of its officers, directors or other Representatives have any obligation to authorize, adopt or execute any amendments or other agreement that is not permitted under applicable Law or would become operative prior to the Closing Date or the time of acceptance for purchase of the 2024 Convertible Notes by Parent or MergerCo. The Company shall, and shall use its reasonable best efforts to cause its Representatives to, provide all cooperation reasonably requested by Parent in connection with the execution of the supplemental indentures referred to in the immediately preceding sentence, at the sole expense of Parent. If requested by Parent, the Company shall use reasonable best efforts to cause its legal counsel to provide all customary legal opinions required in connection with the transactions contemplated by this Section 5.15 to the extent such legal opinion relates to the Company and is required to be delivered prior to the Closing Date. Notwithstanding the foregoing, in no event shall the Company or its legal counsel be required to give an opinion with respect to a Debt Offer that in the opinion of the Company or its legal counsel does not comply with applicable Laws or the 2024 Convertible Notes Indenture, or an opinion with respect to financing by Parent or MergerCo.
(c)   Prior to the Effective Time, the Company shall take all actions required by the 2024 Convertible Notes Indenture to be performed by the Company as a result of the execution and delivery of this Agreement and the consummation of the Transactions, including the giving of any notices that may be required in connection with the 2024 Convertible Notes and the delivery to the trustee under the
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2024 Convertible Notes Indenture of any certificates, opinions, documents or instruments required to be delivered to the trustee under the 2024 Convertible Notes Indenture, in each case, in connection with the Transactions or otherwise required pursuant to the terms of the 2024 Convertible Notes Indenture. Parent and its counsel shall be given a reasonable opportunity to review and comment on any such notice, certificate, opinion, document or instrument, in each case before such document is provided to such trustee, and the Company shall give reasonable and good faith consideration to any comments made by Parent and its counsel.
(d)   Parent shall promptly, upon request by the Company, reimburse the Company for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Company or its Subsidiaries and its respective Representatives in connection with any Debt Offer and shall indemnify and hold harmless the Company and its Subsidiaries and its respective Representatives from and against any and all losses, damages, claims, costs or expenses suffered or incurred by any of them in connection with their cooperation in the arrangement of the Financing and the provision of any information used in connection therewith (other than information provided by the Company or its Subsidiaries), in each case, other than to the extent any of the foregoing was suffered or incurred as a result of the bad faith, gross negligence or willful misconduct of, or material breach of this Agreement by, the Company, its Subsidiaries or their Representatives.
(e)   Prior to the Effective Time, the Company will, at Parent’s request, take all actions reasonably requested by Parent and cooperate with Parent in connection with making elections under, amending, obtaining waivers, and/or unwinding or otherwise settling the Convertible Notes Hedge Options and the Convertible Notes Warrants, so that the Convertible Notes Hedge Options and the Convertible Notes Warrants are terminated at or as promptly as practicable following the Effective Time. At Parent’s request, the Company will, and will cause its Representatives to, cooperate with Parent in connection with, and at Parent’s request, initiate or continue, any discussions or negotiations with the counterparties to the Convertible Notes Hedge Options or the Convertible Notes Warrants or any of their respective affiliates or any other person, in each case, to the extent such affiliate or other person expressly represents the interests of the counterparties to the Convertible Notes Hedge Options or the Convertible Notes Warrants or is empowered to make any determinations, cancelations, terminations, exercises, settlements, adjustments or computations under the Convertible Notes Hedge Options or the Convertible Notes Warrants (any such counterparty, affiliate or person, a “Hedge Counterparty”), with respect to any determination, adjustment or computation in connection with the Convertible Notes Hedge Options or the Convertible Notes Warrants, including with respect to any cash amounts or shares of Company Common Stock that may be receivable, issuable, deliverable or payable by the Company pursuant to the Convertible Notes Hedge Options or the Convertible Notes Warrants (including upon termination thereof), provided that no such determination, adjustment or computation, including with respect to any cash amounts or shares of Company Common Stock that may be receivable, issuable, deliverable or payable by the Company pursuant to the Convertible Notes Hedge Options or the Convertible Notes Warrants (including upon termination thereof), shall take effect prior to the Effective Time. The Company shall promptly provide Parent with any written notices or other documents received from any Hedge Counterparty with respect to any determination, cancelation, termination, exercise, settlement, adjustment or computation under, or in connection with any discussions or negotiations related to, the Convertible Notes Hedge Options or the Convertible Notes Warrants. The Company shall not, and shall cause its Representatives not to, except as contemplated herein, enter into any discussions, negotiations or agreements in respect of the Convertible Notes Hedge Options or the Convertible Notes Warrants or make any elections, amendments, modifications or other changes to the terms of the Convertible Notes Hedge Options or the Convertible Notes Warrants, or make any cash payments or share deliveries with respect to the Convertible Notes Hedge Options or the Convertible Notes Warrants without Parent’s prior written
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consent, such consent not to be unreasonably withheld or delayed. The Company shall provide Parent and its counsel reasonable opportunity to review and comment on any written response to any written notice or other document received from any Hedge Counterparty with respect to any determination, adjustment or computation under, or in connection with any discussions or negotiations related to, the Convertible Notes Hedge Options or the Convertible Notes Warrants prior to making any such response, and the Company shall promptly respond to any reasonable questions from, and reflect any reasonable comments made by, Parent or its counsel with respect thereto prior to making any such response.
(f)   Prior to the Effective Time and without limitation to the other provisions of this Section 5.15, the Company shall take all such actions as may be required or contemplated by the terms of the applicable Convertible Notes Hedge Options and the Convertible Notes Warrants, including, but not limited to, the giving of any written notices or communication in connection with the Merger and/or any conversions and/or repurchases of the 2024 Convertible Notes, any adjustment to the relevant Conversion Rate thereunder or occurring as a result of or in connection with the transactions contemplated by this Agreement, any expiration and exercise of the 2022 Convertible Notes Warrants in accordance with the terms thereof. The Company shall provide Parent and its counsel reasonable opportunity to review and comment on any such written notice or communication prior to the dispatch or making thereof, and the Company shall promptly respond to any reasonable questions from, and reflect any reasonable comments made by, Parent or its counsel with respect thereto prior to the dispatch or making thereof.
(g)   Capitalized terms in this Section 5.15 that are not otherwise defined in this Agreement have the meanings given to them in the 2024 Convertible Notes Indenture.
SECTION 5.16.   Treatment of Company Indebtedness.   The Company shall, and shall cause its applicable Subsidiaries to, deliver to Parent at least three (3) Business Days prior to the Closing Date (with drafts being delivered in advance as reasonably requested by Parent) (a) copies of payoff letters (subject to the delivery of funds as arranged by Parent) with respect to the Credit Agreement and any other indebtedness of the Company and its Subsidiaries that is identified by Parent on or prior to the Closing Date (other than the 2024 Convertible Notes) (the indebtedness under the Credit Agreement and any such other indebtedness and any related letter of credit (except any letter of credit securing the Company’s or any of its Subsidiaries’ obligations under any commercial agreement), secured cash management agreement or secured hedge agreement, the “Subject Indebtedness”) in customary form reasonably satisfactory to Parent, which payoff letters shall each (i) indicate the total amount required to be paid to fully satisfy all principal, interest, fees, prepayment premiums, termination costs, penalties, breakage costs and any other monetary obligations then due and payable under the Subject Indebtedness as of the anticipated Closing Date (and the daily accrual thereafter) (the “Payoff Amount”), (ii) state that upon receipt of the Payoff Amount under such payoff letter, the Subject Indebtedness and all related loan documents shall be terminated and (iii) provide that all Encumbrances and guarantees in connection with the Subject Indebtedness relating to the assets and properties of the Company or its Subsidiaries securing the obligations under the Subject Indebtedness shall be released and terminated upon payment of the Payoff Amount on the Closing Date and (b) all documentation relating to the repayment, prepayment, redemption, discharge or termination of all obligations under the Subject Indebtedness and the release of all related pledges, security interests and guarantees with respect to the Subject Indebtedness (including any mortgage releases and termination statements on Form UCC-3 or other releases). The Company shall, and shall cause its applicable Subsidiaries to, provide all cooperation reasonably requested by Parent in connection with the treatment of any existing letters of credit (including the replacement, backstop or cash collateralization thereof).
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SECTION 5.17.   Further Assurances.   At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or MergerCo, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or MergerCo, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.
ARTICLE VI
Conditions to the Merger
SECTION 6.01.   Conditions to Each Party’s Obligation To Effect the Merger.   The respective obligations of each party hereto to effect the Merger shall be subject to the satisfaction (or waiver, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:
(a)   No Restraints.   No Judgment enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority of competent jurisdiction or any applicable Law (collectively, “Restraints”) in the U.S. or any jurisdiction set forth in Section 6.01(a) of the Company Disclosure Letter (the “Applicable Jurisdictions”) shall be in effect enjoining, restraining or otherwise making illegal, preventing or prohibiting the consummation of the Merger;
(b)   Required Regulatory Approvals; HSR.   (i) The waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or early termination thereof shall have been granted; and (ii) the consents, approvals or other clearances set forth in Section 6.01(b) of the Company Disclosure Letter shall have been obtained.
(c)   Company Stockholder Approval.   The Company Stockholder Approval shall have been obtained.
SECTION 6.02.   Conditions to the Obligations of Parent and MergerCo.   The obligations of Parent and MergerCo to effect the Merger shall be subject to the satisfaction (or written waiver by Parent, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of the Company (i) set forth in Section 3.02 (Capitalization), Section 3.07(b) (No Material Adverse Effect), Section 3.22 (No Rights Agreement; Anti-Takeover Provisions) and Section 3.24 (Brokers and Other Advisors) shall be true and correct in all material respects as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), (ii) set forth in Section 3.01 (Organization; Standing), Section 3.04 (Authority; Noncontravention), Section 3.20 (U.S. Citizen; Air Carrier) and Section 3.23 (Opinion of Financial Advisor) (collectively, the “Fundamental Representations”) to the extent qualified by “materiality”, “Material Adverse Effect” and words of similar import set forth therein shall be true and correct in all respects as of immediately prior to the Closing Date as if made on and as of immediately prior to the Closing Date except, in each case, for representations and warranties in the Fundamental Representations that relate to a specific date or time (which need only be true and correct as of such date or time), and all of the Fundamental Representations to the extent not qualified by “materiality”, “Material Adverse Effect” and words of similar import set forth therein shall be true and correct in all material respects as of immediately prior to the Closing Date with the same force and effect as if
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made on and as of immediately prior to the Closing Date except for representations and warranties in the Fundamental Representations that relate to a specific date or time (which need only be true and correct as of such date or time) and (iii) set forth in this Agreement, other than those Sections specifically identified in clauses (i) and (ii) of this paragraph, shall be true and correct (disregarding all qualifications or limitations as to “materiality”, “Material Adverse Effect” and words of similar import set forth therein) as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except, in the case of this clause (iii), where the failure to be true and correct would not, individually or in the aggregate, have a Material Adverse Effect. Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect; and
(b)   Compliance with Covenants.   The Company shall have complied with or performed in all material respects its obligations required to be complied with or performed by it at or prior to the Effective Time under this Agreement and Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.
(c)   No Material Adverse Effect.   Since the date of this Agreement, there shall not have occurred any change, event, development, occurrence, state of facts, circumstance or effect that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect.
SECTION 6.03.   Conditions to the Obligations of the Company.   The obligations of the Company to effect the Merger shall be subject to the satisfaction (or written waiver by the Company, if permissible under applicable Law) on or prior to the Closing Date of the following conditions:
(a)   Representations and Warranties.   The representations and warranties of Parent and MergerCo (i) set forth in Section 4.01 (Organization; Standing) and Section 4.02 (Authority; Noncontravention) shall be true and correct in all material respects (disregarding all qualifications or limitations as to “materiality”, “Parent Material Adverse Effect” and words of similar import set forth therein) as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date) and (ii) other than those Sections specifically identified in clause (i) of this paragraph, shall be true and correct (disregarding all qualifications or limitations as to “materiality”, “Material Adverse Effect” and words of similar import set forth therein) as of the Closing Date with the same effect as though made as of the Closing Date (except to the extent expressly made as of an earlier date, in which case as of such earlier date), except, in the case of this clause (ii), where the failure to be true and correct would not, individually or in the aggregate, have a Parent Material Adverse Effect. The Company shall have received a certificate signed on behalf of Parent and MergerCo by an executive officer of Parent to such effect; and
(b)   Compliance with Covenants.   Parent and MergerCo shall have complied with or performed in all material respects their obligations required to be complied with or performed by them at or prior to the Effective Time under this Agreement and the Company shall have received a certificate signed on behalf of Parent and MergerCo by an executive officer of Parent to such effect.
ARTICLE VII
Termination
SECTION 7.01.   Termination.   This Agreement may be terminated, and the Transactions abandoned at any time prior to the Effective Time (except as otherwise expressly noted), whether before or after receipt of the Company Stockholder Approval:
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(a)   by the mutual written consent of the Company and Parent;
(b)   by either of the Company or Parent:
(i)   if the Effective Time shall not have occurred on or prior to March 4, 2023 (as such date may be extended pursuant to this Section 7.01(b)(i), the “Outside Date”); provided that the right to terminate this Agreement under this Section 7.01(b)(i) shall not be available to any party if the breach by such party of its representations and warranties set forth in this Agreement or the failure of such party to perform any of its obligations under this Agreement has been a principal cause of or resulted in the events specified in this Section 7.01(b)(i) (it being understood that Parent and MergerCo shall be deemed a single party for purposes of the foregoing proviso); provided, further, that in the event the Marketing Period has commenced but has not completed as of the Outside Date, the Outside Date may be extended by Parent in its sole discretion to the date that is four (4) Business Days following the then-scheduled end date of the Marketing Period; provided, further, that if on the Outside Date the conditions set forth in Section 6.01(b) or Section 6.01(a) (to the extent relating to the matters set forth in Section 6.01(b)) shall not have been satisfied but all other conditions set forth in Article VI shall have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but provided that such conditions shall then be capable of being satisfied if the Closing were to take place on such date), then the Outside Date shall be automatically extended until June 4, 2023 and such date shall become the Outside Date for purposes of this Agreement; provided, further, that if the Outside Date is extended pursuant to the preceding proviso and on such Outside Date the condition set forth in Section 6.01(b)or Section 6.01(a) (to the extent relating to the matters set forth in Section 6.01(b)) shall not have been satisfied but all other conditions set forth in Article VI shall have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, but provided that such conditions shall then be capable of being satisfied if the Closing were to take place on such date), then the Outside Date may, at the option of the Company or the Parent, be extended until August 4, 2023 and such extended date shall become the Outside Date for purposes of this Agreement.
(ii)   if any Restraint in the U.S. or any Applicable Jurisdiction having the effect set forth in Section 6.01(a) [Legal Restraints] shall be in effect and shall have become final and nonappealable; provided that the party seeking to terminate this Agreement pursuant to this Section 7.01(b)(ii) shall have used the required efforts to prevent the entry of and to remove such Restraint in accordance with its obligations under this Agreement; and provided, further, that no party shall be permitted to invoke this Section 7.01(b)(ii) if such party’s failure to comply with Section 5.03 is the primary cause of the failure of this condition to be satisfied; or
(iii)   if the Company Stockholders’ Meeting (including any adjournments or postponements thereof) shall have concluded and the Company Stockholder Approval shall not have been obtained;
(c)   by Parent:
(i)   if the Company shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.02(a) [Company Representations] or Section 6.02(b) [Company Compliance with Covenants] and (B) is incapable of being cured or, if capable of being cured by the Outside Date then in effect, the Company shall
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not have cured such breach or failure to perform within 35 calendar days following receipt by the Company of written notice of such breach or failure to perform from Parent stating Parent’s intention to terminate this Agreement pursuant to this Section 7.01(c)(i) and the basis for such termination; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.01(c)(i) if Parent or MergerCo is then in material breach of any of its representations, warranties, covenants or agreements hereunder; or
(ii)   if (i) the Board of Directors of the Company or any duly authorized committee thereof shall have made an Adverse Recommendation Change or (ii) following a written request by Parent pursuant to this Section 7.01(c)(ii) following the date any Takeover Proposal or any material modification thereto is first published or sent, given or communicated to the shareholders of the Company and the Company fails to issue a press release that expressly reaffirms the Company Board Recommendation within five (5) Business Days; or
(d)   by the Company:
(i)   if any of Parent or MergerCo shall have breached any of its representations or warranties or failed to perform any of its covenants or agreements set forth in this Agreement, which breach or failure to perform (A) (x) would give rise to a Parent Material Adverse Effect or (y) would give rise to the failure of a condition set forth in Section 6.03(a) [Parent Representations] or Section 6.03(b) [Parent Compliance with Covenants] and (B) is incapable of being cured or, if capable of being cured by the Outside Date then in effect, either Parent or MergerCo, as applicable, shall not have cured such breach or failure to perform within 35 calendar days following receipt by Parent of written notice of such breach or failure to perform from the Company stating the Company’s intention to terminate this Agreement pursuant to this Section 7.01(d)(i) and the basis for such termination; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.01(d)(i) if the Company is then in material breach of any of its representations, warranties, covenants or agreements hereunder;
(ii)   prior to receipt of the Company Stockholder Approval, in connection with entering into a Company Acquisition Agreement in accordance with Section 5.02(d)(II) [Takeover Proposals not solicited in violation of the non-solicitation provisions]; provided that prior to or concurrently with such termination the Company pays or causes to be paid the applicable Company Termination Fee to the extent due and payable under Section 7.03(a) so long as Parent has provided the Company with wire instructions for such payment; or
(iii)   if (A) the Marketing Period has ended and the conditions set forth in Section 6.01 [Mutual Closing Conditions] and Section 6.02 [Conditions to the Obligations of Parent and MergerCo to Closing] have been satisfied or waived (to the extent such waiver is permitted by applicable Law) (other than those conditions that by their nature are to be satisfied at the Closing), (B) the Company has confirmed by notice to Parent that all conditions set forth in Section 6.03 [Conditions to the Obligations of the Company to Closing] have been satisfied (other than those conditions that by their nature are to be satisfied at the Closing) or is willing to waive any unsatisfied conditions in Section 6.03 and (C) the Merger shall not have been consummated within two (2) Business Days after the delivery of such notice; provided that, notwithstanding anything in Section 7.01(b)(i) [Termination at Outside Date] to the contrary, no party shall be permitted to terminate this Agreement pursuant to Section 7.01(b)(i) during such two (2) business-day period following the notice referred to in clause (C) above.
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SECTION 7.02.   Effect of Termination.   In the event of the valid termination of this Agreement as provided in Section 7.01, written notice thereof shall be given to the other party or parties hereto, specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void (other than Section 5.05 [Access to Information; Confidentiality], Section 5.14(e) [Certain Financing Expense Reimbursement and Indemnification], this Section 7.02, Section 7.03 [Termination Fees] and Article VIII [Miscellaneous Provisions], all of which shall survive the termination of this Agreement), and there shall be no liability on the part of Parent, MergerCo, the Company or their respective directors, officers and Affiliates, except, subject to Section 7.03(d) (including the limitations on liability set forth therein), no such termination shall relieve any party from liability for damages to another party resulting from a willful breach of this Agreement or from Fraud.
SECTION 7.03.   Termination Fee.
(a)   In the event that:
(i)   this Agreement is validly terminated by the Company or Parent pursuant to Section 7.01(b)(i) [Termination after the Outside Date] or Section 7.01(b)(iii) [Failure to receive the Company Stockholder Approval]; provided that (A) at the time of termination (x) the Company shall not have been entitled to terminate this Agreement pursuant to Section 7.01(d)(iii) [Termination due to financing failures] and (y) neither Parent nor MergerCo is then in material breach of its representations, warranties, covenants or agreements under this Agreement and none of Parent, MergerCo or any Equity Commitment Party is then in material breach of its representations, warranties, covenants or agreements under any Commitment Letter or Limited Guarantee, (B) a bona fide Takeover Proposal shall have been publicly made, proposed or communicated by a third party after the date of this Agreement and not withdrawn prior to the time this Agreement is terminated and (C) within twelve (12) months of the date this Agreement is terminated, the Company executes an agreement to enter into a Takeover Proposal with the Person or Persons that made the Takeover Proposal referred to in clause (B) and such Takeover Proposal is consummated (it being understood that such consummation may occur after the twelve (12) month period after this Agreement is terminated); provided that, for purposes of clauses (B) and (C) of this Section 7.03(a)(i), the references to “20%” in the definition of Takeover Proposal shall be deemed to be references to “50%”; or
(ii)   this Agreement is validly terminated (A) by Parent pursuant to Section 7.01(c)(ii) [Adverse Recommendation Change] or (B) by the Company pursuant to Section 7.01(d)(ii) [Entry into a Company Acquisition Agreement] (in each case so long as Parent or MergerCo was not in material breach of any of its representations, warranties or covenants in this Agreement);
then, in any such event under clause (i) or (ii) of this Section 7.03(a), the Company shall pay or cause to be paid the applicable Company Termination Fee to Parent or its designee by wire transfer of same-day funds so long as Parent has provided the Company with wire instructions for such payment (x) in the case of Section 7.03(a)(ii)(A), within two (2) Business Days after such termination, (y) in the case of Section 7.03(a)(ii)(B), simultaneously with such termination or (z) in the case of Section 7.03(a)(i), within two (2) Business Days after the consummation of the Takeover Proposal referred to therein; it being understood that in no event shall the Company be required to pay or cause to be paid the applicable Company Termination Fee on more than one occasion. As used herein, “Company Termination Fee” shall mean a cash amount equal to $97.5 million.
(b)   In the event that (i) the Company shall terminate this Agreement pursuant to Section 7.01(d)(iii) [Termination due to financing failures], or (ii) Parent shall terminate this Agreement pursuant to
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Section 7.01(b)(i) [Termination on or after the Outside Date] and at such time the Company could have terminated this Agreement pursuant to Section 7.01(d)(iii), then Parent shall pay or cause to be paid to the Company a termination fee of $227.4 million in cash (the “Parent Termination Fee”) by wire transfer of same-day funds simultaneously with such termination so long as the Company has provided Parent with wire instructions for such payment, it being understood that in no event shall Parent be required to pay or cause to be paid the Parent Termination Fee on more than one occasion.
(c)   Each of the parties hereto acknowledges that the agreements contained in this Section 7.03 are an integral part of the Transactions, and that without these agreements, the other parties hereto would not enter into this Agreement. Accordingly, if the Company or Parent, as the case may be, fails to timely pay or cause to be paid any amount due pursuant to this Section 7.03, and, in order to obtain the payment, Parent or the Company, as the case may be, commences an Action which results in a judgment against the other party, with respect to Parent or MergerCo, or parties, with respect to the Company, for the payment set forth in this Section 7.03, such paying party shall pay or cause to be paid the other party or parties, as applicable, its or their reasonable and documented costs and expenses (including reasonable and documented attorneys’ fees) in connection with such Action, together with interest on such amount at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received.
(d)   Subject in all respects to the Company’s injunction, specific performance and equitable relief rights and related rights set forth in Section 8.08 and the reimbursement and indemnification obligations of Parent under Section 5.14(e) [Certain expense reimbursement and indemnification] and Section 7.03(c), in the event the Parent Termination Fee is paid to the Company in circumstances for which such fee is payable pursuant to Section 7.03(b), payment of the Parent Termination Fee shall be the sole and exclusive monetary damages remedy of the Company Group against Parent, MergerCo or any of their respective former, current or future general or limited partners, stockholders, financing sources, managers, members, directors, officers or Affiliates (collectively, the “Parent Related Parties”) or the Debt Financing Sources Related Parties for any loss suffered as a result of the failure of the Transactions to be consummated or for a breach or failure to perform hereunder or otherwise relating to or arising out of this Agreement or the Transactions, and upon payment of such amount none of the Parent Related Parties or the Debt Financing Sources Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions. Subject in all respects to Parent’s injunction, specific performance and equitable relief rights and related rights set forth in Section 8.08 and the reimbursement obligations of the Company under Section 7.03(c), in the event the applicable Company Termination Fee is paid to Parent in circumstances for which such fee is payable pursuant to Section 7.03(a), payment of the applicable Company Termination Fee shall be the sole and exclusive monetary damages remedy of the Parent Related Parties against the Company Group and any of their respective former, current or future officers, directors, partners, stockholders, managers, members or Affiliates (collectively, “Company Related Parties”) or the Debt Financing Sources Related Parties for any loss suffered as a result of the failure of the Transactions to be consummated or for a breach or failure to perform hereunder or otherwise, and upon payment of such amount none of the Company Related Parties or the Debt Financing Sources Related Parties shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions. While each of the Company and Parent may pursue both a grant of specific performance in accordance with Section 8.08 and the payment of the Parent Termination Fee or the applicable Company Termination Fee, as applicable, under Section 7.03, under no circumstances shall the Company or Parent be permitted or entitled to receive both a grant of specific performance that results in a Closing and any money damages, including all or any portion of the Parent Termination Fee or the Company Termination Fee, as applicable.
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(e)   In connection with any loss suffered by any Parent Related Party as a result of the failure of the Transactions to be consummated or for a breach or failure to perform hereunder or otherwise, other than in the circumstances in which Parent is entitled to receive the applicable Company Termination Fee in accordance with Section 7.03(a) (in which case Section 7.03(d) shall apply), Parent agrees, on behalf of itself and the Parent Related Parties, that the maximum aggregate monetary liability of the Company and the Company Related Parties, if any, shall be limited to the amount of the applicable Company Termination Fee, and in no event shall Parent or any Parent Related Party seek or be entitled to recover from the Company or any Company Related Parties, and Parent on behalf of itself and the Parent Related Parties hereby irrevocably waives and relinquishes any right to seek or recover, any monetary damages in excess of such amount.
ARTICLE VIII
Miscellaneous
SECTION 8.01.   No Survival of Representations and Warranties.   None of the representations or warranties in this Agreement or in any document or instrument delivered pursuant to or in connection with this Agreement shall survive the Effective Time. This Section 8.01 shall not limit any covenant or agreement contained in this Agreement or in any document or instrument delivered pursuant to or in connection with this Agreement that by its terms applies in whole or in part after the Effective Time.
SECTION 8.02.   Amendment or Supplement.   Subject to compliance with applicable Law, at any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects by written agreement of the parties hereto; provided, however, that following receipt of the Company Stockholder Approval, there shall be no amendment or change to the provisions hereof which by Law would require further approval by the stockholders of the Company; provided further that any modification or amendment of Section 7.03, this proviso of Section 8.02, clause (v) of Section 8.06, Section 8.07(c) (solely to the extent that it relates to the Debt Financing Sources Related Parties), Section 8.07(d) (solely to the extent that it relates to the Debt Financing Sources Related Parties), Section 8.08 or Section 8.09 (solely to the extent that it relates to the Debt Financing Sources Related Parties) or the definitions of Debt Commitment Letter, Debt Financing, Debt Financing Sources or Debt Financing Sources Related Parties that is adverse in any respect to the interests of the Debt Financing Sources Related Parties, will not be effective against the Debt Financing Sources Related Parties without the prior written consent of the Debt Financing Sources.
SECTION 8.03.   Extension of Time, Waiver, etc.   At any time prior to the Effective Time, Parent and the Company may, subject to applicable Law, (a) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, (b) extend the time for the performance of any of the obligations or acts of the other party or (c) waive compliance by the other party with any of the agreements contained herein applicable to such party or, except as otherwise provided herein, waive any of such party’s conditions (it being understood that Parent and MergerCo shall be deemed a single party for purposes of the foregoing proviso); provided, however, that following receipt of the Company Stockholder Approval, there shall be no waiver or extension of this Agreement that would require further approval of the stockholders of the Company. Notwithstanding the foregoing, no failure or delay by the Company, Parent or MergerCo in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right hereunder. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.
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SECTION 8.04.   Assignment.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto (such consent not to be unreasonably withheld, delayed or conditioned); provided that each of Parent and MergerCo shall have the right, without the prior written consent of the Company, to assign all or any portion of their respective rights, interests and obligations hereunder to (i) a wholly-owned direct or indirect Subsidiary of Parent or to any of their respective Affiliates, or (ii) any debt financing sources (including the Debt Financing Sources) for purposes of creating a security interest herein or otherwise assigning as collateral in respect of any debt financing (including the Debt Financing), so long as such assignment is consistent with the Aviation Regulations as interpreted by DOT, and, with respect to clause (i) above, so long as such assignment would not result in a Parent Material Adverse Effect, but no such assignment shall relieve Parent or MergerCo of any of its obligations hereunder. No assignment by any party shall relieve such party of any of its obligations hereunder. Subject to the immediately preceding two sentences, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns. Any purported assignment not permitted under this Section 8.04 shall be null and void.
SECTION 8.05.   Counterparts.   This Agreement may be executed in one or more counterparts (including by facsimile or electronic mail), each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto.
SECTION 8.06.   Entire Agreement; No Third-Party Beneficiaries.   This Agreement, including the Company Disclosure Letter, together with the Commitment Letters, Confidentiality Agreement and the Limited Guarantees (collectively, the “Transaction Documents”), constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties and their Affiliates, or any of them, with respect to the subject matter hereof and thereof. This Agreement is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies hereunder, except for: (i) if the Effective Time occurs, the right of the Company’s stockholders to receive the Merger Consideration as provided in Section 2.01; (ii) if the Effective Time occurs, the right of the holders of Equity-Based Awards and Company Cash Awards to receive such amounts as provided for in Article II; (iii) if the Effective Time occurs, the rights of the Indemnitees set forth in Section 5.06 of this Agreement; (iv) the rights of the Company Related Parties set forth in Section 7.03(d), which are intended for the benefit of the Persons and shall be enforceable by the Persons referred to in clauses (i) through (iv) above, and (v) each Debt Financing Sources Related Party shall be an express third-party beneficiary of Section 7.03, the proviso in Section 8.02, this clause (v) of Section 8.06, Section 8.07(c) (solely to the extent that it relates to the Debt Financing Sources Related Parties), Section 8.07(d) (solely to the extent that it relates to the Debt Financing Sources Related Parties), Section 8.08 and Section 8.09 (solely to the extent that it relates to the Debt Financing Sources Related Parties).
SECTION 8.07.   Governing Law; Jurisdiction.
(a)   This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed entirely within that State, regardless of the laws that might otherwise govern under any applicable conflict of Laws principles.
(b)   All Actions arising out of or relating to this Agreement or the Transactions shall be heard and determined in the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court within the
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State of Delaware). The parties hereto hereby irrevocably (i) submit to the exclusive jurisdiction and venue of such courts in any such Action, (ii) waive the defense of an inconvenient forum or lack of jurisdiction to the maintenance of any such Action, (iii) agree to not attempt to deny or defeat such jurisdiction by motion or otherwise request for leave from any such court and (iv) agree to not bring any Action arising out of or relating to this Agreement or the Transactions in any court other than the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over any Action, any state or federal court within the State of Delaware), except for Actions brought to enforce the judgment of any such court. The consents to jurisdiction and venue set forth in this Section 8.07(b) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties hereto. Each party hereto agrees that service of process upon such party in any Action arising out of or relating to this Agreement shall be effective if notice is given by overnight courier at the address set forth in Section 8.10 of this Agreement. The parties hereto agree that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, a final trial court judgment.
(c)   Notwithstanding anything to the contrary in this Agreement, each party to this Agreement acknowledges and irrevocably agrees (i) that any legal action, whether at law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Sources Related Party arising out of or relating to this Agreement or the Debt Commitment Letter or the performance thereunder shall be subject to the exclusive jurisdiction of the Supreme Court of the State of New York, County of New York, or, if under applicable Law exclusive jurisdiction is vested in Federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof), (ii) that, except to the extent relating to the interpretation of any provisions in this Agreement or the Equity Commitment Letters, any legal action, whether at law or in equity, whether in contract or in tort or otherwise, against any Debt Financing Sources Related Party shall be governed by, and construed in accordance with, the Laws of the State of New York, (iii) not to bring or permit any of their Affiliates to bring any such legal action in any other court and (iv) that the provisions of this Section 8.07(c) shall apply to any such legal action.
(d)   Notwithstanding anything in this Agreement to the contrary, each party hereby irrevocably and unconditionally agrees that it will not bring or support any litigation against any Debt Financing Sources Related Party in any way relating to this Agreement or any of the Transactions, including any dispute arising out of or relating in any way to the Debt Financing or the performance thereof, in any forum other than a court of competent jurisdiction sitting in the Borough of Manhattan of the City of New York, whether a state or federal court, that the provisions of Section 8.09 relating to the waiver of jury trial shall apply to such action, suit or proceeding and that, except to the extent relating to the interpretation of any provisions in this Agreement or the Equity Commitment Letter, any such action, suit or proceeding shall be governed by and construed in accordance with the Laws of the State of New York.
SECTION 8.08.   Specific Enforcement.   The parties hereto agree that irreparable damage for which monetary relief (including any fees payable pursuant to Section 7.03), even if available, would not be an adequate remedy, would occur in the event that any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached, including if the parties hereto fail to take any action required of them hereunder to consummate this Agreement and the Transactions. Subject to the following sentence, the parties acknowledge and agree that (a) the parties shall be entitled to an injunction
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or injunctions, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 8.07(b) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement, (b) the provisions set forth in Section 7.03 (i) are not intended to and do not adequately compensate for the harm that would result from a breach of this Agreement and (ii) shall not be construed to diminish or otherwise impair in any respect any party’s right to specific enforcement and (c) the right of specific enforcement is an integral part of the Transactions and without that right neither the Company nor Parent would have entered into this Agreement. Notwithstanding the foregoing, it is explicitly agreed that the right of the Company to seek an injunction, specific performance or other equitable remedies in connection with enforcing Parent’s obligation to cause the Equity Financing to be funded to fund the Merger Consideration and Parent’s and MergerCo’s obligations to effect the Closing (but not the right of the Company to seek such injunctions, specific performance or other equitable remedies for any other reason) shall be subject to the requirements that (i) the Marketing Period has ended, (ii) all of the conditions set forth in Sections 6.01 and 6.02 were satisfied or waived (to the extent such waiver is permitted by applicable Law) (other than those conditions that by their nature are to be satisfied at the Closing) at the time when Closing would have been required to occur pursuant to Section 1.02, (iii) the Debt Financing has been funded in full in accordance with the terms thereof or will be funded in full in accordance with the terms thereof at the Closing if the Equity Financing is funded at the Closing and (iv) the Company has irrevocably confirmed that if the Equity Financing and Debt Financing are funded, then it would take such actions required of it by this Agreement to cause the Closing to occur. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Law or inequitable for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. The parties hereto acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 8.08 shall not be required to provide any bond or other security in connection with any such order or injunction. Notwithstanding anything in this Agreement to the contrary, no Debt Financing Source or any Debt Financing Sources Related Party shall have any liability to the Company or any of its Subsidiaries or Affiliates relating to or arising out of this Agreement, any of the transactions contemplated hereby, the Debt Commitment Letter or any Debt Financing, or any performance thereof, whether in law or in equity, whether in contract or in tort or otherwise, nor shall the Company or any of its Subsidiaries or Affiliates be entitled to specific performance of any commitment letter (including the Debt Commitment Letter) or similar agreement entered into by Parent or MergerCo or any of their respective Affiliates for any Debt Financing against the Debt Financing Sources or any Debt Financing Sources Related Party providing such Debt Financing; provided that, for the avoidance of doubt, nothing herein shall limit or otherwise adversely affect the rights of Parent, MergerCo or their successors and permitted assigns (including, upon and after the Closing Date, the Company) against the Debt Financing Sources.
SECTION 8.09.   WAIVER OF JURY TRIAL.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH (INCLUDING THE DEBT FINANCING) OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER
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VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 8.09.
SECTION 8.10.   Notices.   All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally, emailed (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses:
If to Parent or MergerCo, to it at:
Rand Parent, LLC
c/o Apollo Management Holdings, L.P.
9 West 57th Street, 43rd Floor
New York, New York 10019
Attention:  James Elworth
Email:     jelworth@apollo.com
with a copy (which shall not constitute notice) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019
Attention:  Brian P. Finnegan, Esq.
Email:    bfinnegan@paulweiss.com
If to the Company, to it at:
Atlas Air Worldwide Holdings, Inc.
2000 Westchester Avenue
Purchase, NY 10577
Attention:  Adam R. Kokas, Esq.
         EVP, General Counsel & Secretary
Email:     Adam.Kokas@atlasair.com
with copies (which shall not constitute notice) to:
Cravath, Swaine & Moore LLP
Worldwide Plaza
825 Eighth Avenue
New York, NY 10019
Attention:  Robert I. Townsend III, Esq.
         O. Keith Hallam, III, Esq.
         Andrew C. Elken, Esq.
Email:     rtownsend@cravath.com
         khallam@cravath.com
         aelken@cravath.com
or such other address or email address as such party may hereafter specify by like notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the
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date of actual receipt by the recipient thereof if received prior to 5:00 p.m. local time in the place of receipt and such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.
SECTION 8.11.   Severability.   If any term, condition or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms, provisions and conditions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term, condition or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law.
SECTION 8.12.   Definitions.
(a)   As used in this Agreement, the following terms have the meanings ascribed thereto below:
“2022 Convertible Notes” means the Company’s 2.25% Convertible Senior Notes due 2022, issued under that certain Indenture, dated as of June 2, 2015, between the Company and Wilmington Trust, National Association, as trustee, as supplemented by that certain First Supplemental Indenture, dated June 3, 2015, between the Company and Wilmington Trust, National Association, as trustee, as amended or supplemented to the date of this Agreement.
“2022 Convertible Notes Hedge Options” means all call options entered into in connection with the 2022 Convertible Notes as evidenced by (a) the base call option confirmation, dated May 28, 2015, between the Company and Morgan Stanley & Co. International plc, (b) the additional call option confirmation, dated June 1, 2015, between the Company and Morgan Stanley & Co. International plc, (c) the base call option confirmation, dated May 28, 2015, between the Company and BNP Paribas and (d) the additional call option confirmation, dated June 1, 2015, between the Company and BNP Paribas.
“2022 Convertible Notes Warrants” means all warrants issued in connection with the 2022 Convertible Notes as evidenced by (a) the base warrant confirmation, dated May 28, 2015, between the Company and Morgan Stanley & Co. International plc, (b) the additional warrant confirmation, dated June 1, 2015, between the Company and Morgan Stanley & Co. International plc, (c) the base warrant confirmation, dated May 28, 2015, between the Company and BNP Paribas and (d) the additional warrant confirmation, dated June 1, 2015, between the Company and BNP Paribas.
“2024 Convertible Notes” means the Company’s 1.875% Convertible Senior Notes due 2024, issued under the 2024 Convertible Notes Indenture.
“2024 Convertible Notes Hedge Options” means all the call options entered into in connection with the 2024 Convertible Notes, evidenced by (a) the base call option confirmation, dated May 17, 2017, between the Company and Morgan Stanley & Co. International plc, (b) the additional call option confirmation, dated May 18, 2017, between the Company and Morgan Stanley & Co. International plc, (c) the base call option confirmation, dated May 17, 2017, between the Company and Citibank N.A., (d) the additional call option confirmation, dated May 18, 2017, between the Company and Citibank N.A., (e) the base call option confirmation, dated May 17, 2017, between
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the Company and BNP Paribas and (f) the additional call option confirmation, dated May 18, 2017, between the Company and BNP Paribas.
“2024 Convertible Notes Indenture” means that certain Indenture, dated as of June 3, 2015, between the Company and Wilmington Trust, National Association, as trustee, as supplemented by that certain Second Supplemental Indenture, dated May 23, 2017, between the Company and Wilmington Trust, National Association, as trustee, as amended or supplemented to the date of this Agreement.
“2024 Convertible Notes Warrants” means all the warrants issued in connection with the 2024 Convertible Notes, evidenced by (a) the base warrant confirmation, dated May 17, 2017, between the Company and Morgan Stanley & Co. International plc, (b) the additional warrant confirmation, dated May 18, 2017, between the Company and Morgan Stanley & Co. International plc, (c) the base warrant confirmation, dated May 17, 2017, between the Company and Citibank N.A., (d) the additional warrant confirmation, dated May 18, 2017, between the Company and Citibank N.A., (e) the base warrant confirmation, dated May 17, 2017, between the Company and BNP Paribas, and (f) the additional warrant confirmation, dated May 18, 2017, between the Company and BNP Paribas.
“50-50 Joint Venture Entity” means each Other Joint Venture Entity in which the Company, directly or indirectly, holds 50% of the voting equity interests.
“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, or is controlled by, or is under common control with, such Person. For this purpose, “control” (including, with its correlative meanings, “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management or policies of a Person, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise; provided that, other than in the case of the definitions of Confidentiality Agreement and Parent Related Party, or for purposes of Section 4.12 [No Other Representations or Warranties], Section 5.04 [Public Announcements], Section 5.05 [Access to Information; Confidentiality], Article VII [Termination] and Section 8.16 [Non-Recourse], in no event shall Parent, MergerCo or any of their respective Subsidiaries be considered an Affiliate of any portfolio company or investment fund affiliated with Apollo Global Management, Inc., J.F. Lehman & Company, LLC or Hill City Capital, LP (excluding any investment fund that is an Equity Commitment Party) nor shall any portfolio company or investment fund affiliated with Apollo Global Management, Inc., J.F. Lehman & Company, LLC or Hill City Capital, LP (excluding any investment fund that is an Equity Commitment Party) be considered to be an Affiliate of Parent, MergerCo or any of their respective Subsidiaries. For the avoidance of doubt, for all purposes of this Agreement, (i) any investment fund affiliated with Apollo Global Management, Inc., J.F. Lehman & Company, LLC or Hill City Capital, LP that is an Equity Commitment Party is deemed to be an Affiliate of Parent and (ii) Amazon.com, Inc. and its Affiliates are not Affiliates of the Company.
“Aircraft Finance Contract” means any contract, together with all amendments, modifications and supplements thereto, that obligates the Company or any of its Subsidiaries to finance, or pursuant to which the Company or any of its Subsidiaries has commitments to finance, Aircraft.
“Airline Subsidiaries” means Atlas Air, Inc. and Polar Air Cargo Worldwide, Inc.
“Amazon Documents” means, collectively, (a) that certain Investment Agreement, dated as of March 27, 2019, by and between the Company and Amazon.com, Inc., (b) that certain Amended
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and Restated Stockholders Agreement, dated as of March 27, 2019, by and between the Company and Amazon.com, Inc., (c) that certain Amended and Restated Air Transportation Services Agreement, dated as of March 27, 2019, by and between the Company and Amazon.com, Inc. and (d) the Amazon Warrants.
“Amazon Warrant B” means the Warrants issued by the Company to Amazon.com, Inc. on May 4, 2016 to purchase up to 3,201,123 shares of Company Common Stock.
“Amazon Warrant C” means the Warrants issued by the Company to Amazon.com, Inc. on March 27, 2019 to purchase up to 6,632,576 shares of Company Common Stock.
“Amazon Warrants” means, collectively, Amazon Warrant B and Amazon Warrant C.
“Ancillary Documents” means the Confidentiality Agreement, each Limited Guarantee, each Equity Commitment Letter and any other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by Parent, MergerCo, the Company or their respective Affiliates, as applicable, in connection with the consummation of the transactions contemplated by this Agreement.
“Anti-Corruption Laws” means the U.S. Foreign Corrupt Practices Act of 1977, as amended, and any rules and regulations promulgated thereunder, the United Kingdom Bribery Act of 2010, Laws adopted in furtherance of the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or any other applicable Laws relating to combating domestic or international bribery and corruption.
“Antitrust Laws” means the Sherman Act, the Clayton Act, the HSR Act, the Federal Trade Commission Act, all applicable foreign antitrust Laws and all other applicable Laws issued by a Governmental Authority that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.
“Apollo Funds” means, collectively, (i) Apollo Hybrid Fund II, L.P., (ii) Apollo Hybrid Value Overseas Partners II, L.P., (iii) Apollo Hybrid Value Overseas Partners (Delaware 892) II, L.P., (iv) Apollo Hybrid Value Overseas Partners (Lux) II, SCSP, (v) Apollo Investment Fund X, L.P., (vi) Apollo Overseas Partners (Delaware) X, L.P., (vii) Apollo Overseas Partners (Delaware 892) X, L.P., (viii) Apollo Overseas Partners X, L.P., and (ix) Apollo Overseas Partners (Lux) X, SCSP.
“Associated Party” means, with respect to the Company, any former or current direct or indirect stockholder beneficially owning 5% or more of the Company’s voting securities or any current director or executive officer of the Company, or, to the Knowledge of the Company, any such Person’s affiliates or immediate family members.
“Business Day” means a day except a Saturday, a Sunday or other day on which the banking institutions in the City of New York, New York are authorized or required by Law or executive order to be closed.
“C.F.R.” means the U.S. Code of Federal Regulations.
“Code” means the Internal Revenue Code of 1986.
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“Collective Bargaining Agreement” means each collective bargaining, works council or other labor union Contract or labor arrangement covering any employee of the Company or any of its Subsidiaries, excluding any national, industry or similar generally applicable Contract or arrangement.
“Commitment Letters” means the Equity Commitment Letters and the Debt Commitment Letter.
“Commonly Controlled Entity” means any Person or entity that, together with the Company or any of its Subsidiaries, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.
“Company Charter Documents” means the Company’s certificate of incorporation and bylaws, each as amended and/or restated, as the case may be, and as in effect on the date hereof.
“Company Group” means, collectively, the Company and its Subsidiaries.
“Company IT Assets” means the IT Assets owned or purported to be owned by the Company or any of its Subsidiaries and used in the operation of the businesses of the Company or any of its Subsidiaries.
“Company Lease” means any lease, sublease, sub-sublease, license or other agreement (including any amendments, assignments, guaranties or other agreements related thereto) pursuant to which the Company or any of its Subsidiaries leases, subleases, licenses, uses or occupies any Leased Real Property.
“Company Plan” means each agreement, plan, program, policy or other arrangement covering current or former directors, employees or individual consultants of the Company or any of its Subsidiaries, that is (i) an employee welfare plan within the meaning of Section 3(1) of ERISA (whether or not subject to ERISA), (ii) an employee pension benefit plan within the meaning of Section 3(2) of ERISA, other than any plan which is a “multiemployer plan” (as defined in Section 4001(a)(3) of ERISA), (iii) an “employee benefit plan” within the meaning of Section 3(3) of ERISA, (iv) a stock option, stock purchase, restricted stock, restricted stock unit, performance stock, performance stock unit, long-term cash or other equity, equity-based or long-term incentive plan, program, policy or arrangement, (v) an individual employment, consulting, change-in-control, severance or retention agreement, plan, program, policy or arrangement, (vi) a bonus, incentive, deferred compensation, profit-sharing, retirement, post-retirement, vacation, severance or termination pay, gross-up, medical, dental, life, restrictive covenant, relocation, clawback, cafeteria, disability, sick leave, death benefit, group insurance, employee benefit or fringe benefit agreement, plan, program, policy or arrangement or (vii) other similar agreement, plan, program, policy or arrangement (whether or not subject to ERISA and whether written or unwritten, formal or informal), in each case, that is sponsored, maintained or contributed to by the Company or any of its Subsidiaries, to which the Company or any of its Subsidiaries is obligated to sponsor, maintain or contribute or to which the Company or its Subsidiaries is a party, other than any agreement, plan, program or policy mandated by applicable Law.
“Company Products” means the products, applications or services offered, performed, licensed, sold, distributed or otherwise made commercially available by the Company or any of its Subsidiaries.
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Annex A
“Company Warrants” means, collectively, (i) the Amazon Warrants, (ii) the Convertible Notes Warrants and (iii) the Treasury Warrants.
“Compliant” means, with respect to the Required Financial Information, that (i) such Required Financial Information does not contain any untrue statement of a material fact regarding the Company and its Subsidiaries, or omit to state any material fact regarding the Company and its Subsidiaries necessary in order to make such Required Financial Information not misleading under the circumstances (giving effect to all supplements and updates provided therewith), (ii) such Required Financial Information complies in all material respects with all applicable requirements of Regulation S-K and Regulation S-X under the Securities Act for a registered public offering of non-convertible debt securities on a registration statement on Form S-1 that are applicable to such Required Financial Information (other than such provisions for which compliance is not customary in a Rule 144A offering of high-yield debt securities) and (iii) the financial statements and other information included in such Required Financial Information would not be deemed stale or otherwise be unusable under customary practices for offerings and private placements of high-yield debt securities under Rule 144A promulgated under the Securities Act and are sufficient to permit the Company’s independent public accountants to issue a customary “comfort” letter (including “negative assurance” comfort and change period comfort) to the Debt Financing Sources to the extent required as part of the Debt Financing contemplated by the Debt Commitment Letter in order to consummate any offering of debt securities on any day during the Marketing Period (and such accountants have confirmed they are prepared to issue a comfort letter subject to their completion of customary procedures).
“Contract” means any loan or credit agreement, indenture, debenture, note, bond, mortgage, deed of trust, lease, sublease, license, hedge, derivative, contract or other agreement.
“Convertible Notes Hedge Options” means the 2024 Convertible Notes Hedge Options.
“Convertible Notes Warrants” means the 2022 Convertible Notes Warrants and the 2024 Convertible Notes Warrants.
“Copyright” is defined in the definition of Intellectual Property.
“COVID-19” means the COVID-19 pandemic, including any evolutions, mutations or variants of SARS-CoV-2 or the COVID-19 disease, any “second” or “subsequent” waves and any further epidemics or pandemics arising therefrom.
“COVID-19 Measures” means any quarantine, “shelter in place”, “stay at home”, workforce reduction (or any other measures affecting the compensation or benefits of the employees of the Company), reduced capacity, social distancing, shut down, closure, sequestration, safety or similar Law, directive or guidelines promulgated by any Governmental Authority, including the Centers for Disease Control and Prevention and the World Health Organization, in each case, in connection with or in response to COVID-19, including the Coronavirus Aid, Relief and Economic Security Act, as may be amended, and the Families First Coronavirus Response Act, as may be amended.
“Credit Agreement” is defined in the definition of Credit Facility.
“Credit Facility” means the revolving credit facility established under the Amended and Restated Credit and Guaranty Agreement, dated as of December 20, 2018, among Atlas Air, Inc., as
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borrower, the Company, the direct and indirect subsidiaries of the Company from time-to-time party hereto, the several banks and other financial institutions or entities from time to time party hereto as lenders and Citibank, N.A., as administrative agent for the lenders and as security trustee, as supplemented by that certain First Amendment to Amended and Restated Credit and Guaranty Agreement, dated December 22, 2021, among Atlas Air, Inc., as borrower, the Company, Citibank, N.A., as administrative agent for the lenders and as security trustee, and the Consenting Lenders (as defined therein) (the “Credit Agreement”).
“DCSA” means the U.S. Defense Counterintelligence and Security Agency.
“Debt Commitment Letter” shall mean the executed commitment letter dated as of the date hereof, from the Debt Financing Sources party thereto (including all exhibits, schedules and annexes thereto) pursuant to which the Debt Financing Sources have committed, subject to the terms and conditions set forth therein, to provide the aggregate amounts set forth therein for the purposes of funding a portion of the Financing Uses (the “Debt Financing”).
“Debt Financing” is defined in the definition of Debt Commitment Letter.
“Debt Financing Sources” shall mean the Persons (including parties to any joinder agreement or amendments joining such Persons to the Debt Commitment Letter) that have committed to provide or arrange any debt financing contemplated by the Debt Commitment Letter or alternative debt financings in connection with the Transactions.
“Debt Financing Sources Related Party” means the Debt Financing Sources together with their respective Affiliates, and the respective directors, officers, employees, partners, members, managers, agents, advisors, controlling persons and the other representatives, successors and assigns of each of the foregoing.
“Domain Name” is defined in the definition of Intellectual Property.
“Encumbrance” means any pledge, lien, charge, mortgage, deed of trust, security interest, lease, license, condition, covenant, restriction, hypothecation, option to purchase or lease or otherwise acquire any interest, right of first refusal or offer, conditional sale or other title retention agreement, adverse claim of ownership or use, easement, encroachment, right-of-way or other title defect, third-party right or encumbrance of any kind or nature.
“Environmental Law” means any applicable Law (including common law) pertaining to pollution or the protection of the environment, natural resources or, as relates to exposure to hazardous or toxic substances, human health and safety, including any Law relating to the storage, handling, Release or transportation of hazardous or toxic substances, and any applicable orders, judgments, decrees or Permits under such Laws.
“Equity Commitment Letters” shall mean the executed equity commitment letters dated as of the date hereof, from each of the Apollo Funds, the JFLC Parties and Hill City, including all annexes, exhibits, schedules and other attachments thereto, pursuant to which each of the Apollo Funds, the JFLC Parties and Hill City, respectively, has committed to provide equity financing to Parent in an amount set forth therein (the “Equity Financing”).
“Equity Financing” is defined in the definition of Equity Commitment Letters.
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Annex A
“Equity Plans” means the Company 2018 Incentive Plan and the Company Amended and Restated 2016 Incentive Plan, each as may be amended from time to time.
“Equity-Based Awards” means, collectively, Company RSUs and Company PSUs.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Ex-Im Laws” means applicable Laws relating to export, re-export, transfer or import controls, including the Export Administration Regulations administered by the U.S. Department of Commerce, the International Traffic in Arms Regulations and customs and import laws administered by U.S. Customs and Border Protection.
“Excluded Information” means (1) pro forma financial statements, (2) information regarding any post-Closing or pro forma cost savings, synergies, capitalization, ownership or other post-Closing pro forma adjustments, desired to be incorporated into any information used in connection with the Debt Financing, (3) description of all or any portion of the Financing, including any “description of notes” or any information customarily provided by a lead arranger, underwriter or initial purchaser in a customary information memorandum or offering memorandum for a secured bank financing or offering of high-yield debt securities, as applicable, (4) risk factors relating to all or any component of the Financing, (5) any other information required by Rules 3-09, 13-01 or 13-02 of Regulation S-X under the Securities Act, any compensation discussion and analysis or other information required by Item 402 of Regulation S-K under the Securities Act or executive compensation and related person disclosure rules related to SEC Release Nos. 33-8732A, 34-54302A and IC-27444A or any other information customarily excluded from an offering memorandum for private placements of any non-convertible high-yield debt securities under Rule 144A promulgated under the Securities Act or (6) any information with respect to any Person other than the Company and its Subsidiaries and joint ventures.
“Federal Aviation Act” means Subtitle VII of Title 49 of the U.S. Code.
“Financing” means the Debt Financing and the Equity Financing.
“Fraud” means the actual, knowing and intentional fraud of any Person in connection with the representations and warranties set forth in Article III and Article IV.
“GAAP” means generally accepted accounting principles in the U.S., consistently applied.
“Government Bid” means any quotation, bid or proposal by the Company that is outstanding and in effect as of the date hereof, which if accepted or awarded, would lead to a prime contract with a Governmental Authority, or to a subcontract with a prime contractor or higher-tier subcontractor under a prime contract with a Governmental Authority.
“Government Contract” means any Contract, grant, basic ordering agreement, letter contract or order between the Company, on the one hand, and (i) any Governmental Authority, (ii) another Person under such other Person’s prime contract with a Governmental Authority, or (iii) any higher-tier subcontractor of a Governmental Authority in its capacity as a subcontractor, on the other hand, for which the period of performance has not expired or terminated, or final payment has not been received, or which remain open to audit as of the date of this Agreement. Unless otherwise
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indicated, a task, purchase or delivery order under a Government Contract will not constitute a separate Government Contract, for purposes of this definition, but will be part of the Government Contract under which it was issued.
“Governmental Authority” means any government, court, regulatory or administrative agency, commission or authority or other legislative, executive or judicial governmental entity (in each case including any self-regulatory organization), whether federal, state or local, domestic, foreign or multinational, including each of the Aviation Regulators.
“Government Submission” means a Government Contract or Government Bid.
“Hazardous Substance” means any substance, material, or waste defined, listed or regulated as “hazardous,” “toxic,” a “pollutant,” “contaminant,” or words of similar import under any Environmental Law, and petroleum, any petroleum-based product, asbestos and asbestos-containing materials, and per- and polyfluoroalkyl substances.
“Hill City” means Hill City Fund I LLC.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder.
“Indebtedness” means, with respect to any Person, (a) indebtedness for borrowed money, whether current or funded, secured or unsecured, (b) debt securities (including notes, bonds, debentures or other similar instruments) or warrants, (c) any other rights to acquire any debt securities of the Company or any of its Subsidiaries, (d) guarantees of any of the indebtedness or the debt securities of another Person or any “keep well” or other agreement to maintain any financial statement condition of another Person or (e) obligations with respect to leases required to be accounted for as capital or finance leases in accordance with GAAP or recorded as capital or finance leases in the consolidated financial statements of the Company.
“Intellectual Property” means all of the following, in each case in any jurisdiction throughout the world: (a) any patent or patent applications, patentable inventions, together with, all extensions, adjustments, renewals, divisions, continuations, continuations-in-part, reissues and re-examinations thereof (collectively, “Patents”); (b) any trademark, service marks, trade dress, logos, brand names, corporate names, taglines, and any other indicia of origin, together with the goodwill associated with any of the foregoing, and any application, registration or renewal thereof (collectively, “Trademarks”); (c) social media identifiers (such as an Instagram® handle) and related accounts (“Social Media Identifiers”); (d) any and all copyrightable works of authorship, including registered and unregistered copyrights in both published works and unpublished works, and all copyright applications or registrations thereof (collectively, “Copyrights”); (e) any internet domain name and uniform resource locators (“Domain Name”); and (f) any trade secret, confidential know-how, concepts, methods, processes, specifications, inventions, databases, customer lists, mailing lists or business plans, and other confidential and proprietary information (collectively, “Trade Secrets”).
“IRS” means the Internal Revenue Service.
“IT Assets” means computer and other information technology systems, including hardware, software, computer systems, databases and documentation, reference and resource materials relating thereto, owned, licensed, leased or otherwise used by the Company.
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Annex A
“JFLC Parties” means, collectively, (i) JFL Equity Investors V, L.P., (ii) JFL-Rand Co-Invest Partners, L.P. and (iii) such other Persons that are a party to the Equity Commitment Letter delivered by the Persons named in clauses (i) and (ii) of this definition.
“Joint Venture Agreement” means any agreement relating to the formation, creation, equity or other ownership interests, operation, management or control of any non-wholly-owned Subsidiary or Other Joint Venture Entity, including any partnership, joint venture, shareholder, operating or similar agreement providing for the sharing of any profits, losses or liabilities.
“Knowledge” means (i) with respect to the Company, the actual knowledge after reasonable inquiry, as of the date of this Agreement, of the individuals listed on Section 8.12(a) of the Company Disclosure Letter and (ii) with respect to Parent or MergerCo, the actual knowledge after reasonable inquiry, as of the date of this Agreement, of any of the officers or directors of Parent or MergerCo.
“Law” means any law (including common law), statute, ordinance, act, code, rule, directive, determination or regulation, enacted, issued or promulgated by any Governmental Authority.
“Leased Real Property” means any real property that is leased, subleased, sub-subleased or licensed by the Company or any of its Subsidiaries from any third party (in each case whether as tenant, sublandlord, subtenant or by other occupancy arrangement) with a base annual rent in excess of $1,000,000.
“Marketing Period” means the first period of eighteen (18) consecutive days commencing after the date of this Agreement throughout and at the end of which (i) Parent has the Required Financial Information and the Required Financial Information is Compliant, (ii) the conditions set forth in Article VI are satisfied (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time) and (iii) nothing has occurred and no condition exists that would cause any of the conditions set forth in Article VI to fail to be satisfied (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at such time) assuming that the Closing were to be scheduled at any time during such eighteen (18) consecutive calendar day period; provided that (w) if the Marketing Period has not been completed on or prior to August 19, 2022, such eighteen (18) consecutive day period shall not commence until September 6, 2022, (x) November 21, 2022 through November 25, 2022 shall not count toward such eighteen (18) consecutive day period (but such period shall not need to be consecutive to the extent that it begins before and ends after such days), (y) if the Marketing Period has not been completed on or prior to December 16, 2022, such eighteen (18) consecutive day period shall not commence until January 3, 2023 and (z) July 3, 2023 through July 5, 2023 shall not count toward such eighteen (18) consecutive day period (but such period shall not need to be consecutive to the extent that it begins before and ends after such days); provided, further, that (1) the Marketing Period shall end on any earlier date prior to the expiration of such eighteen (18) consecutive calendar day period if the Debt Financing is closed on such earlier date and (2) the Marketing Period shall not commence or be deemed to have commenced if, after the date of this Agreement and prior to the completion of such eighteen (18) consecutive calendar day period, (I) the Company’s independent accountants shall have withdrawn their audit opinion with respect to any audited financial statements (or portion thereof) contained in or that include the Required Financial Information, in which case such eighteen (18) consecutive calendar day period shall not commence or be deemed to commence unless and until, at the earliest, a new unqualified audit opinion is issued with respect
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to such audited financial statements (or portion thereof) for the applicable periods by the independent accountants of the Company or another independent public accounting firm of recognized national standing reasonably acceptable to Parent, (II) the Company shall have publicly announced any intention to, or determines that it must, restate any financial statements or other financial information included in or that includes the Required Financial Information or any such restatement is under active consideration, in which case such eighteen (18) consecutive calendar day period shall not commence or be deemed to commence unless and until, at the earliest, such restatement has been completed and the applicable Required Financial Information has been amended and updated or the Company has announced that it has concluded that no restatement shall be required in accordance with GAAP, (III) any Required Financial Information would not be Compliant at any time during such eighteen (18) consecutive calendar day period or otherwise ceases to meet the requirement of “Required Financial Information” as defined, in which case such eighteen (18) consecutive calendar day period shall not commence or be deemed to commence unless and until, at the earliest, such Required Financial Information is updated or supplemented so that it is Compliant and meets the definition of “Required Financial Information” (it being understood that if any Required Financial Information provided at the commencement of such eighteen (18) consecutive calendar day period ceases to be Compliant or meet the definition of “Required Financial Information” during such eighteen (18) consecutive calendar day period, then such eighteen (18) consecutive calendar day period will be deemed not to have commenced) or (IV) the Company has failed to file any report on Form 10-K, Form 10-Q or Form 8-K required to be filed with the SEC by the date required under the Exchange Act, in which case (a) in the case of a failure to file a Form 10-K or Form 10-Q, the Marketing Period will not commence or be deemed to commence unless and until, at the earliest, such reports have been filed and (b) in the case of a failure to file a Form 8-K, the Marketing Period will be tolled until such report has been filed; provided that if the failure to file such report occurs during the final five (5) Business Days of the Marketing Period, the Marketing Period will be extended so that the final day of the Marketing Period will be no earlier than the fifth Business Day after such report has been filed. If the Company in good faith reasonably believes that it has delivered the Required Financial Information, it may deliver to Parent a written notice to that effect (stating when it believes the Required Financial Information was delivered), in which case the requirement to deliver the Required Financial Information will be deemed to have been satisfied as of the date of delivery of such notice, unless Parent in good faith reasonably believes that the Company has not completed delivery of the Required Financial Information and, within three (3) Business Days after receipt of such notice from the Company, Parent delivers a written notice to the Company to that effect (stating with reasonable specificity which Required Financial Information the Company has not delivered).
“Material Adverse Effect” means any effect, change, event or occurrence that (x) has, or would be reasonably expected to have, a material adverse effect on the business, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole or (y) other than for purposes of Section 3.07(b), would or would reasonably be expected to prevent or materially delay, interfere with, impair or hinder the consummation by the Company of the Merger or the Transactions or the compliance by the Company with its obligations under this Agreement; provided, however, that solely with respect to the foregoing clause (x) none of the following, and no effect, change, event or occurrence arising out of, or resulting from, the following, shall constitute or be taken into account in determining whether a Material Adverse Effect has occurred, is continuing or would reasonably be expected to occur: any effect, change, event or occurrence (A) generally affecting the industry in which the Company and its Subsidiaries operate or the economy, credit or financial or capital markets generally, in the U.S. or elsewhere in the world, including changes in interest or exchange rates, monetary policy or inflation or (B) to the extent arising out of, resulting from or attributable to (1) changes or prospective changes in Law or in
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GAAP or in accounting standards, or any changes in the interpretation or enforcement of any of the foregoing, or any changes in general legal, regulatory, political or social conditions, in each case after the date of this Agreement, (2) the negotiation, execution, announcement or performance of this Agreement or the consummation of the Transactions (other than for purposes of any representation or warranty contained in Sections 3.04(d) and 3.05), including the impact thereof on relationships, contractual or otherwise, with customers, suppliers, distributors, partners, employees or regulators to the extent relating to the identity of Parent or MergerCo, or any litigation arising from allegations of breach of fiduciary duty or violation of Law, (3) acts of war (whether or not declared), military activity, sabotage, civil disobedience or terrorism, or any escalation or worsening of any such acts of war (whether or not declared), military activity, sabotage, civil disobedience or terrorism, (4) pandemics, earthquakes, fires, floods, hurricanes, tornados or other natural disasters, weather-related events, casualty events, force majeure events or other comparable events, (5) any action taken by the Company and its Subsidiaries that is required by this Agreement or at Parent’s written request, or the failure to take any action by the Company or its Subsidiaries if that action is prohibited by this Agreement, (6) any change or prospective change in the Company’s credit ratings, (7) any decline in the market price, or change in trading volume, of the shares of the Company, (8) any failure to meet any internal or public projections, forecasts, guidance, estimates, milestones, budgets or internal or published financial or operating predictions of revenue, earnings, cash flow or cash position (it being understood that the exceptions in clauses (6), (7) and (8) shall not prevent or otherwise affect a determination that the underlying cause of any such change, decline or failure referred to therein (if not otherwise falling within any of the exceptions provided by clause (A) and clauses (B)(1) through (8)) is a Material Adverse Effect) or (9) any epidemic, pandemic or disease outbreak (including COVID-19) or any COVID-19 Measures or any change in such COVID-19 Measures or interpretations thereof following the date of this Agreement; provided further, however, that any effect, change, event or occurrence referred to in clause (A) or clauses (B)(1), (3), (4) or (9) may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect to the extent such effect, change, event or occurrence has a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, as compared to other participants in the industry in which the Company and its Subsidiaries operate (in which case only the incremental disproportionate impact or impacts may be taken into account in determining whether there has been, or would reasonably be expected to be, a Material Adverse Effect).
“Merger Transactions” means, collectively, the transactions contemplated by this Agreement, including the Merger, but excluding, in any event, the Financing.
“Open Source Software” means any computer software program whose source code is published and made available under a license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation).
“Owned Company Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries that is material to the conduct of the business of the Company or its Subsidiaries, taken as a whole, as currently conducted.
“Parent Material Adverse Effect” means any effect, change, event or occurrence that would prevent or materially delay, materially interfere with, materially hinder or materially impair (i) the consummation by Parent or MergerCo of any of the Transactions on a timely basis or (ii) the compliance by Parent or MergerCo with its obligations under this Agreement.
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“Patent” is defined in the definition of Intellectual Property.
“Permitted Encumbrances” means (i) easements, rights-of-way, encroachments, restrictions, conditions and other similar non-monetary Encumbrances incurred or suffered in the ordinary course of business and which, individually or in the aggregate, do not and would not reasonably be expected to materially impair the use, utility or value of the applicable real property or otherwise materially impair the present or reasonably contemplated business operations at such location, (ii) zoning, entitlement, building and other land use regulations imposed by Governmental Authorities having jurisdiction over such real property which are not violated by the current use and operation of such real property or any violation of which would not materially impair the use, utility or value of the applicable real property or otherwise materially impair the present or reasonably contemplated business operations at such location, (iii) statutory Encumbrances for Taxes not yet due and payable or the amount or validity of which are being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, (iv) mechanics’, materialmen’s, carriers’, workmen’s, warehouseman’s, repairmen’s, landlords’ and similar Encumbrances granted or which arise in the ordinary course of business and that are being contested in good faith and by appropriate proceedings and for which appropriate reserves have been established in accordance with GAAP, (v) pledges or deposits under workmen’s compensation Laws, unemployment insurance Laws or similar legislation, or good-faith deposits in connection with bids, tenders, Contracts (other than for the payment of Indebtedness) or leases to which such entity is a party, or deposits to secure public or statutory obligations of such entity or to secure surety or appeal bonds to which such entity is a party, or deposits as security for contested Taxes, in each case incurred or made in the ordinary course of business, (vi) non-exclusive licenses granted to third parties in the ordinary course of business, (vii) Encumbrances discharged at or prior to the Effective Time, (viii) Encumbrances set forth in Section 8.12(b) of the Company Disclosure Letter and (ix) such other non-monetary Encumbrances that do not materially detract from the value of or materially impair the existing use of the asset or property affected by such Encumbrance.
“Person” means an individual, corporation, limited liability company, partnership, joint venture, association, trust, unincorporated organization or any other entity, including a Governmental Authority.
“Personal Information” means any information that, alone or in combination with other information held by or on behalf of the Company or any of its Subsidiaries, identifies or could reasonably be used to identify an individual.
“Proceeding” means any action, arbitration, mediation, proceeding, litigation or suit commenced, brought, conducted, or heard by or before, any Governmental Authority or arbitrator.
“Registered Company Intellectual Property” means all Patent registrations and applications therefor, Trademark registrations and applications therefor, Copyright registrations and applications therefor and Domain Name registrations included in the Owned Company Intellectual Property.
“Related Party” means a Company Related Party or a Parent Related Party, as applicable.
“Release” means any spilling, emitting, emptying, escaping, pouring, leaking, pumping, injecting, disposal, dumping, discharging or leaching into the environment (including indoor and outdoor air, soil, sediment, surface water and groundwater).
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Annex A
“Representatives” means, with respect to any Person, its officers, directors, employees, consultants, agents, financial advisors, investment bankers, attorneys, accountants, other advisors, Affiliates and other representatives.
“Required Financial Information” means (i) all financial statements, financial data, audit reports and other information regarding the Company and its Subsidiaries of the type and form that would be required by Regulation S-X promulgated by the SEC and Regulation S-K promulgated by the SEC for a registered public offering of debt securities on a registration statement on Form S-1 under the Securities Act of the Company to consummate the offering of high-yield debt securities contemplated by the Debt Commitment Letter (including all audited financial statements and all unaudited quarterly interim financial statements, in each case prepared in accordance with GAAP applied on a consistent basis for the periods covered thereby, including applicable comparison period, which will have been reviewed by the Company’s independent public accountants as provided in Statement on Auditing Standards 100); and (ii) (A) such other pertinent and customary information regarding the Company and its Subsidiaries as may be reasonably requested by Parent (or the Debt Financing Sources) to the extent that such information is required in connection with the financing contemplated by the Debt Commitment Letter or of the type and form customarily included in (I) marketing documents used to syndicate credit facilities of the type contemplated by the Debt Commitment Letter or (II) an offering memorandum for private placements of non-convertible high-yield bonds pursuant to Rule 144A promulgated under the Securities Act or (B) as otherwise necessary to receive from the Company’s independent public accountants (and any other accountant to the extent that financial statements audited or reviewed by such accountants are or would be included in such offering memorandum) customary “comfort” (including “negative assurance” and change period comfort), together with drafts of customary comfort letters that such independent public accountants are prepared to deliver upon the “pricing” of any high-yield bonds being issued in connection with the Debt Financing, with respect to the financial information to be included in such offering memorandum, in each case of clauses (i) and (ii), assuming that such offering or syndication of the credit facilities were consummated at the same time during the Company’s fiscal year as such offering or syndication will be made. Notwithstanding anything to the contrary in clauses (i) and (ii) of this definition, Required Financial Information shall not include any Excluded Information.
“Sanctioned Person” means any Person who is the target of Sanctions, including by virtue of being (a) listed on any Sanctions-related list of designated or blocked persons; (b) a Governmental Authority of, resident in, or organized under the Laws of a country or territory that is the target of comprehensive Sanctions (as of the date of this Agreement, Cuba, Iran, North Korea, Syria, and the Crimea region and so-called Donetsk People’s Republic and Luhansk People’s Republic in Ukraine); or (c) 50% or more owned by any of the foregoing.
“Sanctions” means any applicable economic or financial sanctions or trade embargoes administered or enforced by (i) the United States government, including the list of Specially Designated Nationals and Blocked Persons maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control, (ii) the United Nations Security Council, (iii) the European Union, (iv) Her Majesty’s Treasury or (v) any other relevant sanctions authority.
“Subsidiary”, when used with respect to any Person, means (i) any corporation, limited liability company, partnership, association, trust or other entity of which securities or other ownership interests representing more than 50% of the ordinary voting power (or, in the case of a partnership, more than 50% of the general partnership interests) are, as of such date, owned by such Person
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Annex A
or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person or (ii) of which such Person or one of its Subsidiaries is a general partner or manager.
“Tax Returns” mean any reports, returns, declarations, elections, disclosures, estimates, information returns, filings, claims for refund or statements filed or required to be filed with a Governmental Authority in connection with Taxes, including any schedules or attachments thereto, and any amendments to any of the foregoing.
“Taxes” means all taxes, imposts, levies, fees, withholdings or other like assessments or charges, in each case in the nature of a tax, imposed by a Governmental Authority, together with all interest, assessments, penalties and additions imposed with respect to such amounts, including taxes imposed on, or measured by, income, franchise, profits or gross receipts, and ad valorem, value added, capital gains, sales, goods and services, use, real or personal property, escheat, capital stock, license, branch, payroll, estimated, withholding, employment, social security (or similar), unemployment, compensation, utility, severance, production, excise, stamp, occupation, premium, windfall profits, and transfer and gains taxes.
“Trade Secret” is defined in the definition of Intellectual Property.
“Trademark” is defined in the definition of Intellectual Property.
“Transaction Regulatory Filing” means, collectively, all regulatory filings required to be made pursuant to the HSR Act or any other Antitrust Laws and pursuant to any Aviation Regulations.
“Transactions” means, collectively, the transactions contemplated by this Agreement, including the Merger and the Financing.
“Treasury” means the U.S. Department of Treasury.
“Treasury Warrant Agreement” means that certain warrant agreement, dated as of May 29, 2020, between the Company and the Treasury.
“Treasury Warrants” means those certain warrants issued by the Company to the Treasury on May 29, 2020, June 20, 2020 and July 30, 2020 to purchase up to 625,452 shares of Company Common Stock.
The following terms are defined on the page of this Agreement set forth after such term below:
Terms Not Defined in this Section 8.12	Section
Acceptable Confidentiality Agreement	5.02(h)
Action	3.08
Adverse Recommendation Change	5.02(d)
Agreement	Preamble
Aircraft	3.19(a)
Alternative Financing	5.13(i)
Announcement	5.04
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	A-95

Annex A
Terms Not Defined in this Section 8.12	Section
Applicable Jurisdictions	6.01(a)
Appraisal Shares	2.07(a)
Aviation Regulations	3.05
Aviation Regulators	3.05
Balance Sheet Date	3.06(c)
Bankruptcy and Equity Exception	3.04(a)
Book-Entry Share	2.01(c)
Capex Plan	5.01(b)(xv)
Capitalization Date	3.02
Certificate of Merger	1.03
Claim	5.06(c)
Closing	1.02
Closing Date	1.02
Commitment Letters	5.14(h)
Company	Preamble
Company Acquisition Agreement	5.02(d)
Company Associated Party Contract	3.24
Company Board	3.22
Company Board Recommendation	Recitals
Company Cash Award	2.03(c)
Company Common Stock	Recitals
Company Disclosure Letter	III
Company Equity Award	3.02(ii)(a)
Company Intellectual Property	3.14(b)
Company Preferred Shares	3.02
Company PSU	2.03(b)
Company Related Parties	7.03(d)
Company RSU	2.03(a)
Company SEC Documents	3.06
Company Securities	3.02(b)
Company Stockholder Approval	3.04(c)
Company Stockholders’ Meeting	5.13(d)
Company Subsidiary Securities	3.03(c)
Company Termination Fee	7.03(a)(ii)
Comparability Period	5.07
Confidentiality Agreement	5.05
Continuing Employee	5.07
Covered Guarantee	Recitals
CPARS	3.18(g)
D&O Tail Policy	5.06(d)
Debt Commitment Letter	5.14(h)
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Annex A
Terms Not Defined in this Section 8.12	Section
Debt Financing	5.14(h)
Debt Offer	5.15(a)
Debt Offer Documents	5.15(a)
DGCL	Recitals
DHS	3.05
DOJ	5.03(d)
DOT	3.05
DTC	2.02(b)
Effective Time	1.03
Equity Commitment Parties	Recitals
Event Notice Period	5.02(e)
Exchange Act	3.05
Exchange Fund	2.02(a)
FAA	3.05
FCC	3.05
Filed SEC Documents	III
Financing	5.14(h)
Financing Uses	4.05(f)
FTC	5.03(d)
Fundamental Representations	6.02(a)
Guarantor	Recitals
Indebtedness	5.01(b)(vi)
Indemnitee	5.06
Indemnitees	5.06
Insurance Policies	3.21
Intervening Event	5.02(k)
IP Contracts	3.14(c)
Judgment	3.08
Laws	3.09(a)
Leased Aircraft	3.19(a)
Limited Guarantee	Recitals
Malicious Code	3.15(c)
Maintenance Capex	5.01(b)(xv)
Material Contract	3.17
Maximum Amount	5.06(d)
Merger	Recitals
Merger Consideration	2.01(c)
MergerCo	Preamble
Morgan Stanley	3.23
NASDAQ	3.05
Operated Aircraft	3.19(a)
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	A-97

Annex A
Terms Not Defined in this Section 8.12	Section
Other Joint Venture Entity	3.03(c)
Other JV Interest	3.03(c)
Other Required Company Filing	5.13(a)
Other Required Parent Filing	5.13(a)
Outside Date	7.01(b)(i)
Owned Aircraft	3.19(d)
Parent	Preamble
Parent Related Parties	7.03(d)
Parent Termination Fee	7.03(b)
Paying Agent	2.02(a)
Payoff Amount	5.16
Permits	3.09(b)
Privacy Policies	3.15
Proxy Statement	3.05
Restraints	6.01(a)
SEC	3.05
Secretary of State of Delaware	1.03
Securities Act	3.06
Security Notification	5.03(f)
Share Certificate	2.01(c)
Significant Customers	3.26
Significant Vendors	3.26
Specified Collateral	5.01(b)(vi)
Subject Indebtedness	5.16
Superior Proposal	5.02(j)
Surviving Corporation	1.01
Takeover Law	3.22(b)
Takeover Proposal	5.02(i)
Transaction Documents	8.06
Transaction Expenses	8.13
Transaction Litigation	5.08(a)
TSA	3.05
U.S	2.02(a)
U.S.C	3.05
SECTION 8.13.   Fees and Expenses.   Whether or not the Transactions are consummated, all fees and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring or required to incur such fees or expenses, except as otherwise expressly set forth in this Agreement, and provided that expenses incurred in connection with the filing fees for the Transaction Regulatory Filings, the Proxy Statement and printing and mailing the Proxy Statement and any reasonable out-of-pocket expenses incurred by the Company in connection with the performance of its obligations pursuant to Sections 5.13 [Preparation of the Proxy Statement; Stockholders’ Meeting] (such fees and expenses collectively, the “Transaction Expenses”) shall be borne by the parties as follows:
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(a)   In the event the Merger is consummated, the Transaction Expenses shall be borne by the Surviving Corporation.
(b)   In the event the Merger is not consummated, the Transaction Expenses relating to the Transaction Regulatory Filings shall be borne and paid by Parent when due and the Transaction Expenses relating to the preparation, printing and mailing of the Proxy Statement and the Company Stockholders’ Meeting be borne and paid by the Company when due.
SECTION 8.14.   Performance Guaranty.   Parent hereby guarantees the due, prompt and faithful performance and discharge by, and compliance with, all of the obligations, covenants, terms, conditions and undertakings of MergerCo under this Agreement in accordance with the terms hereof, including any such obligations, covenants, terms, conditions and undertakings that are required to be performed, discharged or complied with following the Effective Time by the Surviving Corporation.
SECTION 8.15.   Interpretation.
(a)   When a reference is made in this Agreement to an Article, a Section, Exhibit or Schedule, such reference shall be to an Article of, a Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The words “date hereof” when used in this Agreement shall refer to the date of this Agreement. The terms “or”, “any” and “either” are not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The words “made available to Parent” and words of similar import refer to documents (A) posted to the “Project Alpha” electronic datasite hosted by Donnelley Financial Solutions or on behalf of the Company prior to the date hereof or (B) delivered in person or electronically to Parent or MergerCo or their respective Representatives, in each case, at least two (2) Business Days prior to the date of this Agreement. Any reference to “ordinary course of business” will be interpreted to mean “ordinary course of business consistent with past practice.” The words “ordinary course of business” or “consistent with past practice” (or phrases of similar import), when used in this Agreement, shall be deemed to include actions taken by the Company or a Subsidiary of the Company in response to COVID-19 or COVID-19 Measures, as well as actions taken by other similarly situated companies in response thereto. All accounting terms used and not defined herein shall have the respective meanings given to them under GAAP. All terms defined in this Agreement shall have the defined meanings when used in any document made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein. References herein to any statute includes all rules and regulations promulgated thereunder. Unless otherwise specifically indicated, all references to “dollars” or “$” shall refer to the lawful money of the U.S. References to a Person are also to its permitted assigns and successors.
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Annex A
(b)   The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this Agreement.
SECTION 8.16.   Non-Recourse.   Each party agrees, on behalf of itself and its Related Parties, that all Actions (whether in Contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise) that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to: (a) this Agreement, any of the other Transaction Documents or any of the transactions contemplated hereunder or thereunder (including the Financing); (b) the negotiation, execution or performance of this Agreement or any of the other Transaction Documents (including any representation or warranty made in connection with, or as an inducement to, this Agreement or any of the other Transaction Documents); (c) any breach or violation of this Agreement or any of the other Transaction Documents and (d) any failure of any of the transactions contemplated hereunder or thereunder (including the Financing) to be consummated, in each case, may be made only against (and are those solely of) the Persons that are, in the case of this Agreement, expressly identified as parties to this Agreement, and in the case of the other Transaction Documents, Persons expressly identified as parties to such Transaction Documents and in accordance with, and subject to the terms and conditions of, this Agreement or such Transaction Documents, as applicable. Notwithstanding anything in this Agreement or any of the other Transaction Documents to the contrary, each party agrees, on behalf of itself and its Related Parties, that no recourse under this Agreement or any of the other Transaction Documents or in connection with any of the transactions contemplated hereunder (including the Financing) or under any other Transaction Document will be sought or had against any other Person, including any Related Party and any Debt Financing Sources Related Party, and no other Person, including any Related Party and any Debt Financing Sources Related Party, will have any liabilities or obligations (whether in Contract or in tort, in Law or in equity or otherwise, or granted by statute or otherwise, whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil or any other theory or doctrine, including alter ego or otherwise), for any claims, causes of action, obligations or liabilities arising under, out of, in connection with or related in any manner to the items in the immediately preceding clauses (a) through (d), it being expressly agreed and acknowledged that no personal liability or losses whatsoever will attach to, be imposed on or otherwise be incurred by any of the aforementioned, as such, arising under, out of, in connection with or related in any manner to the items in the immediately preceding clauses (a) through (d), in each case, except for claims that the Company, Parent or MergerCo, as applicable, may assert (subject, with respect to the following clauses (ii) and (iii), in all respects to the limitations set forth in this Agreement) (i) against any Person that is party to, and solely pursuant to the terms and conditions of, the Confidentiality Agreement, (ii) against each Guarantor under, if, as and when required pursuant to the terms and conditions of the Limited Guarantee, (iii) against each Equity Commitment Party for specific performance of its obligation to fund its committed portions of the Equity Financing solely in accordance with, and pursuant to the terms and conditions of, Section 7 of the applicable Equity Commitment Letter, or (iv) against the Company, Parent and MergerCo solely in accordance with, and pursuant to the terms and conditions of, this Agreement. Notwithstanding anything to the contrary in this Agreement or any of the other Transaction Documents, no Parent Related Party or Debt Financing Sources Related Party will be responsible or liable for any multiple, consequential, indirect, special, statutory, exemplary or punitive damages that may be alleged as a result of this Agreement or any of the other Transaction Documents or any of the transactions contemplated hereunder or thereunder (including the Financing), or the valid termination or abandonment of any of the foregoing and Parent and MergerCo shall be entitled to bring
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Annex A
claims and causes of action against the Debt Financing Sources related to or arising from the Debt Commitment Letter and the Debt Financing.
[signature page follows]
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	A-101

Annex A
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.
RAND PARENT, LLC,
by
/s/ James Elworth

Name: James Elworth
Title:   Vice President
RAND MERGER SUB, INC.,
by
/s/ James Elworth

Name: James Elworth
Title:   Vice President
ATLAS AIR WORLDWIDE HOLDINGS, INC.
by
/s/ John W. Dietrich

Name: John W. Dietrich
Title:   President & Chief Executive Officer
[Signature Page to Agreement and Plan of Merger]
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Annex B
Annex B
August 3, 2022
Board of Directors
Atlas Air Worldwide Holdings, Inc.
2000 Westchester Avenue
Purchase, NY 10577
Members of the Board:
We understand that Atlas Air Worldwide Holdings, Inc. (the “Company”), Rand Parent, LLC (“Parent”) and Rand Merger Sub, Inc., a wholly owned subsidiary of the Parent (“MergerCo”), propose to enter into an Agreement and Plan of Merger, substantially in the form of the draft dated August 3, 2022 (the “Merger Agreement”), which provides, among other things, for the merger (the “Merger”) of MergerCo with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Pursuant to the Merger, each share of the common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) (other than (i) all shares of Company Common Stock that are owned by the Company as treasury shares immediately prior to the time at which the Merger becomes effective (the “Effective Time”) (the “Treasury Shares”), (ii) all shares of Company Common Stock held by Parent or MergerCo immediately prior to the Effective Time (together with the Treasury Shares, the “Cancelled Shares”), and (iii) shares of Company Common Stock that are outstanding immediately prior to the Effective Time and that are held by any person who is entitled to demand and properly demands appraisal of such shares pursuant to, and who complies in all respects with, Section 262 of the DGCL (the “Appraisal Shares”)), will be converted automatically into and shall thereafter represent only the right to receive an amount in cash equal to $102.50 per share, without interest (the “Merger Consideration”). The terms and conditions of the Merger are more fully set forth in the Merger Agreement.
You have asked for our opinion as to whether the Merger Consideration to be received by the holders of shares of the Company Common Stock (other than the Cancelled Shares and Appraisal Shares) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock.
For purposes of the opinion set forth herein, we have:
1)
Reviewed certain publicly available financial statements and other business and financial information of the Company;

2)
Reviewed certain internal financial statements and other financial and operating data concerning the Company;

3)
Reviewed certain financial projections prepared by the management of the Company;

4)
Discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company;

5)
Reviewed the reported prices and trading activity for the Company Common Stock;

6)
Compared the financial performance of the Company and the prices and trading activity of the

Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	B-1

Annex B
Company Common Stock with that of certain other publicly-traded companies comparable with the Company, and their securities;
7)
Reviewed the financial terms, to the extent publicly available, of certain comparable acquisition transactions;

8)
Participated in certain discussions and negotiations among representatives of the Company and Parent and certain parties and their financial and legal advisors;

9)
Reviewed the Merger Agreement, the commitment letters from certain lenders (the “Commitment Letters”) and certain related documents; and

10)
Performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to us by the Company, and formed a substantial basis for this opinion. With respect to the financial projections, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company. In addition, we have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement without any waiver, amendment or delay of any terms or conditions, including, among other things, that Parent will obtain financing in accordance with the terms set forth in the Commitment Letters, and that the definitive Merger Agreement will not differ in any material respect from the draft thereof furnished to us. Morgan Stanley has assumed that in connection with the receipt of all the necessary governmental, regulatory or other approvals and consents required for the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that would have a material adverse effect on the contemplated benefits expected to be derived in the proposed Merger. We are not legal, tax, or regulatory advisors. We are financial advisors only and have relied upon, without independent verification, the assessment of the Company and its legal, tax, or regulatory advisors with respect to legal, tax or regulatory matters. We express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to the Merger Consideration to be received by the holders of shares of the Company Common Stock in the transaction. We have not made any independent valuation or appraisal of the assets or liabilities of the Company, nor have we been furnished with any such valuations or appraisals. Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. This opinion is not a solvency opinion and does not in any way address the solvency or financial condition of the Company and whether other strategic alternatives exist for the Company or if such alternatives are available. We do not express any view on, and this opinion does not address, any other term or aspect of the Merger Agreement or the transactions contemplated thereby or any term or aspect of any other agreement or instrument contemplated by the Merger Agreement or entered into or amended in connection therewith. Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.
We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services, a substantial portion of which is contingent upon the closing of the Merger. In addition, Morgan Stanley will received a fee from the Company upon the rendering of this opinion.
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Annex B
In the two years prior to the date hereof, we have provided financial advisory and financing services for the Company and Apollo Global Management, Inc. (“Apollo”) (which we understand ultimately holds a significant equity ownership interest in Parent) and certain of its affiliates and their affiliated funds’ respective majority-controlled portfolio companies (collectively, the “Apollo Related Entities”), and, in each case, have received fees in connection with such services. Morgan Stanley may also seek to provide financial advisory and financing services to the Company, Parent, Apollo, the Apollo Related Entities, J.F. Lehman & Company, Inc. (“JFL”) (which we understand ultimately holds a significant equity ownership interest in Parent) and certain of its affiliates and their affiliated funds’ respective majority controlled portfolio companies (collectively, the “JFL Related Entities”) and Hill City Capital L.P. (“Hill City”) (which we understand ultimately holds a significant equity ownership interest in Parent) and certain of its affiliates and their affiliated funds’ respective majority controlled portfolio companies (collectively, the “Hill City Related Entities”) in the future and would expect to receive fees for the rendering of these services.
Please note that Morgan Stanley is a global financial services firm engaged in the securities, investment management and individual wealth management businesses. Our securities business is engaged in securities underwriting, trading and brokerage activities, foreign exchange, commodities and derivatives trading, prime brokerage, as well as providing investment banking, financing and financial advisory services. Morgan Stanley, its affiliates, directors and officers may at any time invest on a principal basis or manage funds that invest, hold long or short positions, finance positions, and may trade or otherwise structure and effect transactions, for their own account or the accounts of its customers, in debt or equity securities or loans of Apollo, the Apollo Related Entities, JFL, the JFL Related Entities, Hill City, the Hill City Related Entities, Parent, the Company and their respective affiliates, or any other company, or any currency or commodity, that may be involved in this transaction, or any related derivative instrument.
In addition, Morgan Stanley, its affiliates, directors or officers, including individuals working with the Company in connection with this transaction, may have committed and may commit in the future to invest in private equity funds managed by Apollo, JFL or Hill City.
This opinion has been approved by a committee of Morgan Stanley investment banking and other professionals in accordance with our customary practice. This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose or disclosed without our prior written consent, except that a copy of this opinion may be included in its entirety in any filing the Company is required to make with the Securities and Exchange Commission in connection with this transaction if such inclusion is required by applicable law. In addition, Morgan Stanley expresses no opinion or recommendation as to how the shareholders of the Company should vote at the shareholders’ meeting to be held in connection with the Merger.
Based on and subject to the foregoing, we are of the opinion on the date hereof that the Merger Consideration to be received by the holders of shares of the Company Common Stock (other than the Cancelled Shares and Appraisal Shares) pursuant to the Merger Agreement is fair from a financial point of view to such holders of shares of the Company Common Stock.
Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement	B-3

Annex B
Very truly yours,
MORGAN STANLEY & CO. LLC
By:
/s/ Kristin Lindia

 Kristin Lindia
 Managing Director
B-4	Atlas Air Worldwide Holdings, Inc. 2022 Notice & Proxy Statement

Atlas Air Worldwide Holdings, Inc.Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 1.To adopt the Agreement and Plan of Merger, dated as of August 4, 2022 (the “Merger Agreement”), by and among Atlas Air Worldwide Holdings, Inc., a Delaware corporation (the “Company”), Rand Parent, LLC, a Delaware limited liability Company (“Parent”), and Rand Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“MergerCo”), pursuant to which and subject to the terms and conditions thereof, MergerCo will be merged with and into the Company (the “merger”), with the Company surviving the merger as a wholly-owned subsidiary of Parent3. To approve any adjournment of the special meeting for the purpose of soliciting additional proxies if there are insufficient votes at the special meeting to approve Proposal 1 ForAgainst AbstainForAgainst Abstain2.To approve, by advisory (non binding) vote, the compensation that may be paid or become payable to the Company’s named executive officers in connection with the consummation of the mergerForAgainst Abstain Please sign exactly as name(s) appears on this Proxy. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title. If signing in the name of a Corporation or partnership, please sign full corporate or partnership name and indicate title of authorized signatory.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.

The 2022 Special Meeting of Shareholders of Atlas Air Worldwide Holdings, Inc. will be held onNovember 29, 2022 at 10:00 a.m., Eastern Time, virtually via the internet athttp://meetnow.global/MFRXD6X.To access the virtual meeting, you must have the information that isprinted in the shaded bar located on the reverse side of this form.IF VOTING BY MAIL, SIGN, DETACHAND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Proxy for the Special Meeting ofShareholders — November 29, 2022SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSTheundersigned appoints Adam R. Kokas, Spencer Schwartz, and Shannon Collins, and each of them, withfull power of substitution in each, as proxies and authorizes them to vote all shares of common stockthat the undersigned is entitled to vote at the Special Meeting of Shareholders of Atlas Air WorldwideHoldings, Inc., to be held on November 29, 2022 at 10:00 a.m., Eastern Time, and at any adjournment orpostponement of the meeting, as indicated below.Please date, sign and return this Proxy promptly. ThisProxy, when properly executed and returned, will be voted in the manner directed herein by theundersigned shareholder. If no direction is given, this Proxy will be voted FOR the adoption of theMerger Agreement as set forth in Proposal 1, FOR the advisory vote to the compensation that may bepaid or become payable to the Company’s name executive officers in connection with the merger as setforth in Proposal 2, and FOR any adjournment of the special meeting for the purpose of solicitingadditional proxies as set forth in Proposal 3. The undersigned authorizes the Proxies to vote, in theirdiscretion, upon any other matters as may properly come before the Special Meeting.IMPORTANT: TOBE SIGNED AND DATED ON THE REVERSE SIDECertification:Pursuant to federal law and Atlas AirWorldwide Holdings, Inc.’s certificate of incorporation and By-laws, voting stock is subject to certainforeign ownership restrictions. By signing on the reverse side, you represent that (1) you are a UnitedStates citizen as that term is defined by federal aviation law, or (2) the shares of stock represented bythis Proxy have been registered on the foreign stock record of the Company, as provided in the Bylaws.Change of Address — Please print new address below.Comments — Please print your commentsbelow.